UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.    Reports To Stockholders.

(a)

Ohio National Fund, Inc.

Annual Report

83.13
57.30
74.40
57.01
+1.19
+1.80
+5.09
+1.19
+1.80
-6.08
+2.65

   December 31, 2020

Presidents' Message
Michael J. DeWeirdt, CFA, FRM
President, Ohio National Fund, Inc.
Gary R. Rodmaker, CFA, FLMI
President, Ohio National Investments, Inc.
Dear Investor:
2020 was unprecedented with the far-reaching impact of the Coronavirus, combined with social unrest and economic weakness. Against this backdrop, the forward-looking nature of equity markets produced gains, albeit with volatility during the year.
The impact of the global pandemic is far-reaching, and the costs are still being tallied. The lives and jobs lost, and the impact on health and business have been significant. In response, trillions of dollars have been spent to stabilize the U.S. economy, companies and families.
Despite the challenges in 2020, we learned many lessons. We learned that policy response matters. Domestic policy response was swift and substantial. The U.S. government launched a $2 trillion financial package, which included direct cash payments to individuals, additional federal unemployment benefits, a paycheck protection plan for small businesses to retain employees, and numerous other items. It was followed by a $900 billion package in December, and we will likely see further assistance in 2021.
In addition, the Federal Reserve lowered the Federal Funds rate to near 0%, expanded its bond purchase programs to inject liquidity into the system, and drove down long term interest rates. These programs stabilized financial markets and provided the fuel to propel the stock markets higher and drive interest rates lower. The old adage “Don’t fight the Fed” has never been truer than in 2020.
We learned that companies can adapt. Businesses quickly moved from a pre-COVID state to “virtual everything”. How we work and where we work, shop, learn, communicate, and do so many other things may have changed forever. Companies adapted and mitigated many of the negative economic impacts of the pandemic.
We also learned that we can still solve big problems. The resources deployed worldwide to develop a vaccine to end the pandemic were staggering. We are now deploying multiple vaccines that should end the pandemic and many of the negative economic impacts that the pandemic caused.
Finally, we were reminded that the financial markets are a forward-looking mechanism. Focusing on the “now” did not serve investors well in 2020. Rather, investors were rewarded by staying the course, staying invested and staying diversified. In 2020, the equity markets consistently looked past the difficult economic realities presented during the year to a post-COVID economic environment.
Equity Markets
After declining early in 2020, equity markets staged an impressive rally, with most major market indices closing the year at, or near, record highs. Domestically, small cap indices outperformed midcap and large cap indices. Within the domestic equity market, the S&P 500®(large cap) Index posted a return of 18.4%, while the S&P MidCap 400® Index posted a return of 13.7%, and the Russell 2000®(small cap) Index posted a return of 19.9%.
Growth stocks outperformed value stocks substantially in 2020, with the Russell 1000® Growth Index posting a return of 38.5%, while the Russell 1000® Value Index posted a return of only 2.8%. This marks the fourth consecutive year where growth stocks outperformed value stocks. In a world of slow growth, investors have clearly favored growth over value in recent years.
Foreign equities also provided positive returns in 2020. The MSCI All Country World Ex-USA Index posted a return of 10.7%, while the MSCI Emerging Markets Index posted a return of 18.5%. A summary of returns for key equity benchmarks for the year ended December 31, 2020 is presented below:
Index	12/31/20 YTD U.S. Dollar Total Return (price and dividend)
S&P 500®	18.4%
Russell 1000® Growth	38.5%
Russell 1000® Value	2.8%
S&P MidCap 400®	13.7%
Russell 2000® Small Cap	19.9%
MSCI All Country World Ex-USA (Net – USD)	10.7%
MSCI Emerging Market	18.5%
Fixed Income Markets
Fixed income markets provided positive total returns across the board in 2020 as interest rates declined. In response to the global pandemic and a slowing economy, the Federal Reserve cut the Federal Funds rate by 150 basis points and increased its bond purchase program to include corporate bonds. The result of these actions was to inject massive amounts of liquidity into the market, which helped drive credit spreads and long-term interest rates lower, and bond prices higher. For example, the 10-year U.S. Treasury rate declined from 1.92% at year-end 2019 to a 2020 low of 0.52% in August before reaching 0.91% by year end 2020. Credit spreads ended the year mostly unchanged, but had widened substantially before the Federal Reserve intervened. In this environment, higher quality, longer duration bonds outperformed lower quality, shorter duration bonds.
The Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of 7.5% in 2020. The Bloomberg Barclays Corporate Index provided a return of 9.9%, while the Bloomberg Barclays U.S. Corporate High Yield Index provided a return of 7.1%. The higher quality Bloomberg Barclays U.S. Treasury Index posted a return of 8.0%, while the shorter duration Bloomberg Barclays U.S. Securitized Index provided a total return of 4.2%. The table below illustrates the returns of the various indices for the year ended December 31, 2020.
Index	12/31/20 YTD U.S. Dollar Total Return (price and interest)
Bloomberg Barclays U.S. Aggregate	7.5%
Bloomberg Barclays U.S. Treasury	8.0%
Bloomberg Barclays Securitized	4.2%
Bloomberg Barclays Corporate	9.9%
Bloomberg Barclays U.S. Corporate High Yield	7.1%
The Ohio National Fund, Inc.
The Ohio National Fund, Inc. Portfolios turned in strong relative performance in 2020, with 11 of 17 actively managed Portfolios beating the average performance of their respective peer groups. In addition, the three index Portfolios performed in line with their respective indices, before expenses. The fund family continues to offer a wide array of investment options that can be utilized to build a diversified investment portfolio.
Looking Ahead
The expectation is that the multiple vaccines will be successfully deployed in 2021 and end the pandemic, at which time the expectation is for a rapid recovery in economic activity and global growth. While there is still a long way to go before the pandemic is over, the end appears to be in sight.
The case for accelerated economic growth is supported by fiscal and monetary stimulus, low interest rates, and pent-up demand. The Biden administration has pledged future fiscal support, and the Federal Reserve has indicated that it will keep the Federal Funds rate low for at least two years, or as long as it takes to generate 2% inflation and full employment. Therefore, it is reasonable to expect an accommodative Federal Reserve for quite some time. Given the current slack in the labor market, with unemployment at 6.7%, there should be significant pent-up demand to boost the economy further as it expands.
In terms of the financial markets, valuations remain high in the equity market, and much of the expected economic recovery is already priced in. However, the backdrop is favorable for accelerating economic growth in 2021.

Fixed income markets have also priced in an expectation of economic recovery, particularly in the corporate bond market where credit spreads have tightened.
While interest rates are low by historical standards, it is worth noting that there is $16.7 trillion of negative yielding debt in the world today. Therefore, while interest rates are historically low in the United States, they may appear high compared to negative interest rates elsewhere.
It is also worth noting that investors have accumulated large cash balances due to global uncertainty. Those cash balances will likely be redeployed into the markets eventually, which could help support asset prices.
Lastly, while there are always geopolitical concerns, it appears that there is finally a Brexit solution, which has been an overhang on the markets for years. In addition, the uncertainty around the 2020 election in the United States is now behind us.
2020 was a memorable year, and it is important to remember the lessons learned from years like this. Stay disciplined, stay diversified, and stay the course.
Thank you for entrusting your assets to Ohio National Fund, Inc. We look forward to continuing to serve your financial needs in 2021 and beyond. Stay safe.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)
Objective/Strategy
The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
Performance as of December 31, 2020
Average Annual returns
One year	9.59%
Five years	6.90%
Ten years	4.94%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.60% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 9.59% versus 9.81% for its benchmark, the ICE BofA Merrill Lynch U.S. Corporate Master Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In response to the pandemic and decline in global economic activity, the Federal Reserve reduced the Federal Funds rate by 150 basis points in 2020, ending the year at near 0%. Interest rates across the curve declined, with the 10-year U.S. Treasury rate ending the year at 0.92%, down 100 basis points for the year. In this environment, longer duration bonds generally outperformed shorter duration bonds. Corporate credit spreads ended the year mostly unchanged, but the volatility during the year was substantial. In addition, performance between sectors varied. More stable sectors, such as Utilities and Consumer Staples, generally outperformed more volatile sectors, such as Consumer Discretionary and Energy.
From an investment strategy perspective, the Portfolio was positioned with a slightly shorter duration than the benchmark for most of the year, which slightly detracted from performance. In terms of sectors, the Portfolio was overweight Consumer Discretionary, which was the main driver of relative underperformance. On the positive side, allocation within the Energy sector contributed to performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Sector allocation was the largest driver of the Portfolio’s underperformance. The overweight to Consumer Discretionary was the largest detractor from performance, while the overweight to the Materials contributed to relative performance. The allocation in the Energy sector also provided positive performance. Security selection, in aggregate, did not meaningfully affect the performance of the Portfolio relative to the benchmark. However, security selection within the Utilities and Consumer Staples sectors contributed positively to performance, while selection in the Consumer Discretionary sector detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three contributors to the Portfolio’s performance relative to the benchmark were ONEOK, Inc. 5.850% due 2026, The Walt Disney Co. 3.600% due 2051, and Rogers Communications, Inc. 3.700% due 2049. The Walt Disney Co. and Rogers Communications, Inc. bonds are longer duration bonds and experienced spread tightening during the year. Both the ONEOK, Inc. and The Walt Disney Co. bonds were issued during the year, near the peak in spread widening, and experienced spread tightening during the year. The top three detractors to the Portfolio’s performance relative to the benchmark were Peabody Energy Corp. 6.000% due 2022, Cemex, Inc. 5.450% due 2029, and Apache Corp. 4.375% due 2028. Peabody Energy Corp. and Apache Corp. are in the Energy sector, which underperformed during the pandemic and economic slowdown. In addition, Peabody Energy Corp. is experiencing financial difficulties. Cemex, Inc. is in the Materials sector, which also underperformed during the pandemic and economic slowdown. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Corporate Bonds (4)	92.6
Asset-Backed Securities (4)	2.6
Money Market Funds and Other Net Assets	4.8
100.0
Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Campbell Soup Co. 4.150%, 03/15/2028	1.6
2.	Lear Corp. 4.250%, 05/15/2029	1.5
3.	AbbVie, Inc. 4.250%, 11/21/2049	1.3
4.	Kinross Gold Corp. 4.500%, 07/15/2027	1.2
5.	Keurig Dr Pepper, Inc. 3.430%, 06/15/2027	1.2
6.	Comcast Corp. 3.250%, 11/01/2039	1.2
7.	Mosaic Co. / The 4.050%, 11/15/2027	1.1
8.	Hasbro, Inc. 3.900%, 11/19/2029	1.1
9.	RPM International, Inc. 4.250%, 01/15/2048	1.1
10.	Bank of Montreal 3.803%, 12/15/2032	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	25.7
Industrials	11.2
Consumer Staples	9.9
Energy	9.7
Materials	8.5
Utilities	8.0
Consumer Discretionary	6.8
Communication Services	6.7
Health Care	4.6
Real Estate	3.4
Information Technology	0.7
95.2

Ohio National Fund, Inc.	ON Bond Portfolio
Schedule of Investments	December 31, 2020
Corporate Bonds–92.6%		Rate	Maturity	Face Amount	Value
Communication Services–6.7%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 1,252,569
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		3.700%	04/01/2051	2,800,000	2,902,528
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	3,400,154
Lamar Media Corp. (Media)		4.875%	01/15/2029	1,200,000	1,275,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	2,100,000	2,478,093
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	1,165,562
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.875%	04/15/2030	1,800,000	2,084,418
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,259,875
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,870,590
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	1,006,534
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	1,000,000	1,211,504
					19,906,827
Consumer Discretionary–6.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,245,952
Aptiv PLC (Auto Components)		4.350%	03/15/2029	1,000,000	1,161,589
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	3,000,000	3,012,666
Expedia Group, Inc. (Internet & Direct Marketing Retail)	(a)	4.625%	08/01/2027	1,000,000	1,116,576
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	3,394,593
Lear Corp. (Auto Components)		4.250%	05/15/2029	4,000,000	4,568,664
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	2,000,000	2,132,018
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,095,406
MDC Holdings, Inc. (Household Durables)		3.850%	01/15/2030	2,000,000	2,223,920
					19,951,384
Consumer Staples–9.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,536,812
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,301,445
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	2,526,691
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,101,104
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	2,000,000	2,350,869
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	4,000,000	4,702,615
Coca-Cola Co. / The (Beverages)		2.500%	03/15/2051	1,000,000	1,030,101
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	1,200,000	1,246,357
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,800,000	1,850,875
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	3,000,000	3,424,789
Kimberly-Clark Corp. (Household Products)		1.050%	09/15/2027	2,000,000	2,026,292
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,863,429
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	2,000,000	2,116,154
					29,077,533
Energy–9.7%
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	2,256,173
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,102,930
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	1,400,000	1,404,546
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	964,291
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,800,000	1,925,228
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	2,000,000	2,284,937
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		2.400%	02/15/2031	1,800,000	1,882,820
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	2,304,286
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,114,646
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	1,049,578
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,231,555
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	910,979
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	1,146,051
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	1,200,000	1,437,027
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,223,824
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(a)	4.500%	05/15/2030	600,000	710,813
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	1,257,862
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)	2.900%	03/01/2030	1,000,000	1,068,781
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	1,108,734
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,140,612
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,233,380
					28,759,053
Financials–25.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	2,000,000	2,086,627
American Express Co. (Consumer Finance)		QL + 75	08/03/2023	1,000,000	1,012,919
American International Group, Inc. (Insurance)		3.875%	01/15/2035	2,500,000	2,997,540

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of America Corp. (Banks)		3.875%	08/01/2025	$1,000,000	$ 1,140,419
Bank of America Corp. (Rate is fixed until 01/23/2025, at which point, the rate becomes QL + 81) (Banks)	(b)	3.366%	01/23/2026	2,000,000	2,201,396
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b)	4.244%	04/24/2038	1,000,000	1,230,445
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	3,172,473
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	1,005,350
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	1,000,000	1,094,946
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	1,500,000	1,568,880
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	2,286,830
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,136,104
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	2,358,007
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	2,126,000
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	1,800,000	1,869,448
Ford Motor Credit Co. LLC (Consumer Finance)		QL + 88	10/12/2021	2,000,000	1,976,111
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	2,000,000	2,021,503
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	1,998,101
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	2,245,022
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 116) (Capital Markets)	(b)	3.814%	04/23/2029	2,000,000	2,316,368
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,135,667
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	2,104,812
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	2,273,775
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	2,192,471
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,526,669
Morgan Stanley (Capital Markets)		QL + 140	10/24/2023	1,260,000	1,283,921
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,156,132
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(b)	4.431%	01/23/2030	2,000,000	2,437,131
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	2,000,000	2,294,870
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,732,028
S&P Global, Inc. (Capital Markets)		1.250%	08/15/2030	600,000	591,146
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,104,748
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	2,410,303
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	2,000,000	2,240,171
Truist Bank (Banks)		3.625%	09/16/2025	1,000,000	1,126,713
U.S. Bancorp (Banks)		1.375%	07/22/2030	2,000,000	2,003,605
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,000,000	1,100,336
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes QL + 117) (Banks)	(b)	2.879%	10/30/2030	2,000,000	2,180,843
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	1,305,398
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,277,308
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,572,209
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	2,051,718
					75,946,463
Health Care–4.6%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	1,120,128
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	3,000,000	3,760,108
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.875%	08/15/2025	2,000,000	2,282,808
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	1,000,000	1,183,248
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	2,200,936
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,200,000	1,314,839
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,800,000	1,771,482
					13,633,549
Industrials–8.6%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	2,000,000	2,053,357
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	2,069,981
BAE Systems PLC (Aerospace & Defense)	(a)	1.900%	02/15/2031	2,000,000	2,020,701
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	3,165,430
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	900,000	1,213,839
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	2,579,651
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,200,000	1,258,263

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	$1,000,000	$ 1,206,714
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	2,500,000	2,718,658
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,729,017
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,107,483
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	2,000,000	2,220,000
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	2,142,203
					25,485,297
Information Technology–0.7%
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	995,067
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	900,000	977,877
					1,972,944
Materials–8.5%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	1,179,212
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	1,033,061
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,413,205
DuPont de Nemours, Inc. (Chemicals)		2.169%	05/01/2023	2,000,000	2,026,378
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	3,468,332
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	3,395,666
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	2,270,822
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	3,300,830
Steel Dynamics, Inc. (Metals & Mining)		2.800%	12/15/2024	1,200,000	1,289,879
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,200,000	1,341,139
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	1,071,747
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	2,000,000	2,185,892
					24,976,163
Real Estate–3.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,161,088
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,000,000	2,174,357
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,550,709
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	1,132,580
Healthpeak Properties, Inc. (Equity REIT)		4.000%	06/01/2025	1,500,000	1,701,923
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	1,164,089
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,101,554
					9,986,300
Utilities–8.0%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,242,798
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,643,645
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	2,298,711
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,820,730
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	2,171,122
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	2,603,391
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,292,642
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	1,163,565
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	1,121,733
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	2,098,693
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	2,300,735
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	1,006,202
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,802,730
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,000,000	1,032,277
					23,598,974
Total Corporate Bonds (Cost $243,493,795)					$273,294,487

Asset-Backed Securities–2.6%		Rate	Maturity	Face Amount	Value
Industrials–2.6%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$2,010,582	$ 1,861,755
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	514,859	430,263
FedEx Corp. 2020-1 CLASS AA Pass Through Trust		1.875%	02/20/2034	3,000,000	3,087,496
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,414,583	1,387,258
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	985,231	950,150
Total Asset-Backed Securities (Cost $7,925,408)					$ 7,716,922

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(c)	3,681,460	$ 3,682,196
Total Money Market Funds (Cost $3,682,196)			$ 3,682,196
Total Investments – 96.5% (Cost $255,101,399)	(d)		$284,693,605
Other Assets in Excess of Liabilities – 3.5%			10,367,988
Net Assets – 100.0%			$295,061,593

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.360% at 12/31/2020
QL:	Quarterly U.S. LIBOR Rate, 0.238% at 12/31/2020
SOFR:	Secured Overnight Financing Rate, 0.070% at 12/31/2020
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.432% at 12/31/2020
USSW5:	USD Swap Semi 30/360 5 Year, 0.430% at 12/31/2020

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2020, the value of these securities totaled $18,476,847, or 6.3% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2020.
(c)	Rate represents the seven-day yield at December 31, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
Performance as of December 31, 2020
Average Annual returns
One year	15.65%
Five years	11.26%
Ten years	10.60%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.59% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser/Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 15.65% versus 18.40% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofA Merrill Lynch U.S. Corporate Master Index, returned 16.18% for the year ended December 31, 2020.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  While the Portfolio’s equity sleeve outperformed the equity portion of the secondary benchmark, and the fixed income sleeve outperformed the fixed income portion of the secondary benchmark, the equity returns for the primary benchmark were 18.4% vs 9.8% for the fixed income portion of the fixed income benchmark. As such, the Portfolio’s allocation to fixed income drove its underperformance relative to the primary benchmark.
The Portfolio's equity outperformance for the year was driven by strength in the first half of the year, while the Portfolio struggled to keep up amidst the volatile market in the second half. The relative performance was primarily driven by the Portfolio’s sentiment and fundamental quality-based measures, while select macro thematic measures struggled.
Although trend-based sentiment measures faltered near the end of the year, faster moving sentiment measures constructed from alternative data were able to correctly position the Portfolio throughout the COVID-19 crisis witnessed earlier in the year. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply chain linkages and mobile app usage was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other sentiment-based measures that look to bond data and non-obvious news sentiment were also notable performers.
In the equity portion of the Portfolio, nontraditional measures of quality, such as Environmental, Social, and Governance (“ESG”) related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Traditional quality insights, such as balance sheet strength, were able to drive meaningful gains.
Conversely, select insights that capture COVID-19 related trends, specifically those that evaluate work-from-home indicators, struggled later in the period, amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to physical offices. Select industry timing insights also struggled throughout the year. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, an underweight position in the semiconductors industry was a drag on relative performance. Despite the challenging performance for generic momentum styles in the latter part of the year, performance for the period overall was strong along that dimension. A style timing insight that took a more conservative view toward the style, therefore, weighed on aggregate performance for the year. (1)
As it relates to fixed income, the Portfolio is managed in a duration neutral fashion, so the decline in interest rates did not have a material impact on relative performance. (1)
Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The equity portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of excess return from security selection. Modest underweights to the Energy sector throughout the period contributed to relative performance. Strong selection within Consumer Discretionary and Financials aided performance, while holdings within Real Estate, Information Technology, and Materials detracted. (1)
For the fixed income portion of the Portfolio, the Energy, Utilities and Materials sectors provided positive contributions to relative performance, while the Communication Services and Consumer Discretionary sectors detracted from performance. The Portfolio benefited from an overweight to the Utilities and Materials sectors and an underweight to Energy sector during the year. Conversely, the Portfolio’s underweight in the Financials sector detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From an equity standpoint, the Portfolio’s overweight position in Amazon.com, Inc., an internet and direct marketing retail company, was a top contributor to relative performance, as many consumers continue to shop online due to COVID-19 related lockdowns and closures. An underweight to Citigroup, Inc. was also a top contributor, as the stock has yet to recover from its significant decline at the beginning of the pandemic. Top contributors for the fixed income portion of the Portfolio relative to the benchmark were ONEOK, Inc. 5.850% due 2026, The Walt Disney Co. 3.600% due 2051, and Rogers Communications, Inc. 3.700% due 2049. (1)

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
In contrast, in the equity sleeve, an overweight to communications equipment company Cisco Systems, Inc. was a key detractor from relative performance. The price of the stock significantly declined during the second half of the year, amidst the broader re-opening trend, and as several notable employers made forward looking comments concerning the desire for employees to return to physical offices. Further hindering results was an overweight stance in Energy company EOG Resources, Inc., as oil recorded its worst monthly decline in March and the stock failed to recover later in the year. For the fixed income portion of the Portfolio, the largest detractors were Peabody Energy Corp. 6.000% due 2022, American Airlines 2015-1 Class B Pass Through Trust 3.700% due 2023, and Cemex, Inc. 5.450% due 2029.(1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  There were no significant changes to team, process, or strategy during the year. While the investment philosophy has not changed, the equity sleeve portfolio management team believes that an investment process underpinned by continual innovation is vital to our goal of delivering sustainable excess return to our client. The Systematic Active Equity team is comprised of over 80 professionals. While there may be changes to the broader team over time, there have been no changes to the key professionals at the director-level and up responsible for the day-to-day management of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	69.0
Corporate Bonds (4)	28.1
Asset-Backed Securities (4)	0.6
Rights (4)	0.0
Money Market Funds and Other Net Assets	2.3
100.0
Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	4.1
2.	Microsoft Corp.	3.5
3.	Amazon.com, Inc.	3.2
4.	Alphabet, Inc. Class A	1.6
5.	NVIDIA Corp.	1.4
6.	Tesla, Inc.	1.4
7.	JPMorgan Chase & Co.	1.3
8.	Home Depot, Inc. / The	1.2
9.	Walt Disney Co. / The	1.2
10.	Adobe, Inc.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities, Rights):

% of Net Assets
Information Technology	20.1
Financials	14.7
Health Care	10.9
Consumer Discretionary	10.5
Communication Services	9.6
Industrials	8.5
Consumer Staples	7.4
Utilities	5.9
Energy	4.1
Materials	3.1
Real Estate	2.9
97.7

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–69.0%		Shares	Value
Communication Services–7.1%
Activision Blizzard, Inc. (Entertainment)		10,002	$ 928,686
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	5,027	8,810,521
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,370	5,903,836
AT&T, Inc. (Diversified Telecom. Svs.)		32,104	923,311
Comcast Corp. Class A (Media)		43,297	2,268,763
Discovery, Inc. Class A (Media)	(a)	41,251	1,241,243
Discovery, Inc. Class C (Media)	(a)	3,766	98,631
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	20,225	5,524,661
Netflix, Inc. (Entertainment)	(a)	4,213	2,278,095
Sirius XM Holdings, Inc. (Media)		190,285	1,212,115
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	321	43,287
Twitter, Inc. (Interactive Media & Svs.)	(a)	10,316	558,611
Verizon Communications, Inc. (Diversified Telecom. Svs.)		15,381	903,634
Walt Disney Co. / The (Entertainment)	(a)	34,681	6,283,504
Warner Music Group Corp. Class A (Entertainment)		8,728	331,577
World Wrestling Entertainment, Inc. Class A (Entertainment)		1,986	95,427
Zynga, Inc. Class A (Entertainment)	(a)	35,486	350,247
			37,756,149
Consumer Discretionary–8.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,246	17,085,855
Aptiv PLC (Auto Components)		10,035	1,307,460
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	174	387,545
BorgWarner, Inc. (Auto Components)		4,811	185,897
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	853	147,560
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	389	539,430
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	2,296	106,902
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	538	95,716
Home Depot, Inc. / The (Specialty Retail)		23,916	6,352,568
Lowe's Cos., Inc. (Specialty Retail)		2,420	388,434
McDonald's Corp. (Hotels, Restaurants & Leisure)		11,833	2,539,125
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		18,533	2,621,863
Nordstrom, Inc. (Multiline Retail)		13,460	420,087
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,114	629,890
Pool Corp. (Distributors)		698	260,005
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		4,670	484,466
Starbucks Corp. (Hotels, Restaurants & Leisure)		16,313	1,745,165
Target Corp. (Multiline Retail)		2,449	432,322
Tesla, Inc. (Automobiles)	(a)	10,314	7,278,280
TJX Cos., Inc. / The (Specialty Retail)		8,311	567,558
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	128	28,904
Wendy's Co. / The (Hotels, Restaurants & Leisure)		13,122	287,634
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		23,214	1,041,380
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		1,427	84,821
			45,018,867
Consumer Staples–4.8%
Brown-Forman Corp. Class B (Beverages)		8,028	637,664
Clorox Co. / The (Household Products)		12,579	2,539,952
Coca-Cola Co. / The (Beverages)		55,295	3,032,378
Colgate-Palmolive Co. (Household Products)		45,067	3,853,679
Costco Wholesale Corp. (Food & Staples Retailing)		13,783	5,193,159
Estee Lauder Cos., Inc. / The Class A (Personal Products)		6,942	1,847,891
General Mills, Inc. (Food Products)		23,986	1,410,377
Hershey Co. / The (Food Products)		18,303	2,788,096
Kellogg Co. (Food Products)		2,666	165,905
McCormick & Co., Inc. (Food Products)		15,650	1,496,140
PepsiCo, Inc. (Beverages)		11,662	1,729,474
Procter & Gamble Co. / The (Household Products)		2,112	293,864
Walmart, Inc. (Food & Staples Retailing)		4,174	601,682
			25,590,261
Energy–1.3%
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4,711	282,801
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,833	239,247
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		21,151	1,054,800
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,276	217,477
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,176	106,263
Phillips 66 (Oil, Gas & Consumable Fuels)		35,102	2,455,034

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Energy (continued)
Schlumberger N.V. (Energy Equip. & Svs.)		77,985	$ 1,702,413
TechnipFMC PLC (Energy Equip. & Svs.)		36,264	340,882
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6,307	356,787
			6,755,704
Financials–7.5%
Aflac, Inc. (Insurance)		20,898	929,334
Ally Financial, Inc. (Consumer Finance)		1,965	70,072
American Express Co. (Consumer Finance)		22,724	2,747,559
Arch Capital Group Ltd. (Insurance)	(a)	1,796	64,782
Athene Holding Ltd. Class A (Insurance)	(a)	16,848	726,823
Bank of America Corp. (Banks)		120,139	3,641,413
Bank of Hawaii Corp. (Banks)		2,063	158,067
Bank of New York Mellon Corp. / The (Capital Markets)		7,281	309,006
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	4,992	1,157,495
CBOE Global Markets, Inc. (Capital Markets)		3,641	339,050
Charles Schwab Corp. / The (Capital Markets)		11,134	590,547
Citigroup, Inc. (Banks)		14,050	866,323
CME Group, Inc. (Capital Markets)		8,019	1,459,859
Cullen / Frost Bankers, Inc. (Banks)		1,908	166,435
Essent Group Ltd. (Thrifts & Mortgage Finance)		4,001	172,843
FactSet Research Systems, Inc. (Capital Markets)		2,464	819,280
First American Financial Corp. (Insurance)		15,511	800,833
First Horizon Corp. (Banks)		26,615	339,607
JPMorgan Chase & Co. (Banks)		53,429	6,789,223
Marsh & McLennan Cos., Inc. (Insurance)		15,261	1,785,537
MGIC Investment Corp. (Thrifts & Mortgage Finance)		17,550	220,252
Moody's Corp. (Capital Markets)		10,907	3,165,648
Morgan Stanley (Capital Markets)		44,867	3,074,736
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		95,555	1,008,105
Pinnacle Financial Partners, Inc. (Banks)		5,114	329,342
PNC Financial Services Group, Inc. / The (Banks)		666	99,234
Progressive Corp. / The (Insurance)		8,913	881,317
Radian Group, Inc. (Thrifts & Mortgage Finance)		7,443	150,721
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)	(a)	39,681	802,350
S&P Global, Inc. (Capital Markets)		2,708	890,201
T. Rowe Price Group, Inc. (Capital Markets)		3,348	506,854
Travelers Cos., Inc. / The (Insurance)		6,633	931,074
Truist Financial Corp. (Banks)		7,393	354,346
U.S. Bancorp (Banks)		10,296	479,691
Wells Fargo & Co. (Banks)		94,301	2,846,004
Willis Towers Watson PLC (Insurance)		1,496	315,177
Wintrust Financial Corp. (Banks)		900	54,981
			40,044,121
Health Care–8.9%
AbbVie, Inc. (Biotechnology)		20,499	2,196,468
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		11,675	1,383,371
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	532	284,290
Amgen, Inc. (Biotechnology)		10,367	2,383,581
Anthem, Inc. (Health Care Providers & Svs.)		5,484	1,760,858
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1,428	357,314
Biogen, Inc. (Biotechnology)	(a)	2,241	548,731
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	16,416	590,155
Bristol-Myers Squibb Co. (Pharmaceuticals)		66,065	4,098,012
Cardinal Health, Inc. (Health Care Providers & Svs.)		17,016	911,377
Catalent, Inc. (Pharmaceuticals)	(a)	2,035	211,782
Cerner Corp. (Health Care Technology)		3,921	307,720
Cigna Corp. (Health Care Providers & Svs.)		2,865	596,436
Danaher Corp. (Health Care Equip. & Supplies)		5,963	1,324,621
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	2,960	1,094,371
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	27,006	2,463,757
Eli Lilly & Co. (Pharmaceuticals)		1,863	314,549
Gilead Sciences, Inc. (Biotechnology)		26,829	1,563,058
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	1,191	51,582
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	15,613	1,043,885
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,884	1,441,625
Johnson & Johnson (Pharmaceuticals)		32,040	5,042,455
McKesson Corp. (Health Care Providers & Svs.)		8,051	1,400,230
Medtronic PLC (Health Care Equip. & Supplies)		12,801	1,499,509

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Merck & Co., Inc. (Pharmaceuticals)		21,383	$ 1,749,129
Pfizer, Inc. (Pharmaceuticals)		64,525	2,375,165
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,214	586,496
Stryker Corp. (Health Care Equip. & Supplies)		6,769	1,658,676
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		2,912	1,356,351
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		11,765	4,125,750
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,055	1,194,699
Zoetis, Inc. (Pharmaceuticals)		10,624	1,758,272
			47,674,275
Industrials–5.8%
3M Co. (Industrial Conglomerates)		11,499	2,009,910
Alaska Air Group, Inc. (Airlines)		11,966	622,232
Allegion PLC (Building Products)		10,090	1,174,274
Boeing Co. / The (Aerospace & Defense)		1,265	270,786
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,366	315,966
Canadian Pacific Railway Ltd. (Road & Rail)		476	165,024
Cintas Corp. (Commercial Svs. & Supplies)		1,648	582,502
Copart, Inc. (Commercial Svs. & Supplies)	(a)	6,836	869,881
CSX Corp. (Road & Rail)		4,942	448,486
Cummins, Inc. (Machinery)		2,200	499,620
Deere & Co. (Machinery)		5,585	1,502,644
Delta Air Lines, Inc. (Airlines)		3,084	124,008
EMCOR Group, Inc. (Construction & Engineering)		4,065	371,785
Equifax, Inc. (Professional Svs.)		409	78,872
Expeditors International of Washington, Inc. (Air Freight & Logistics)		21,109	2,007,677
Fastenal Co. (Trading Companies & Distributors)		8,528	416,422
GATX Corp. (Trading Companies & Distributors)		494	41,091
Honeywell International, Inc. (Industrial Conglomerates)		20,541	4,369,071
IHS Markit Ltd. (Professional Svs.)		13,158	1,181,983
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		1,773	74,147
L3Harris Technologies, Inc. (Aerospace & Defense)		1,794	339,102
Landstar System, Inc. (Road & Rail)		736	99,110
Lennox International, Inc. (Building Products)		4,432	1,214,235
Lockheed Martin Corp. (Aerospace & Defense)		9,555	3,391,834
Lyft, Inc. Class A (Road & Rail)	(a)	4,890	240,246
Macquarie Infrastructure Corp. (Transportation Infrastructure)		2,232	83,812
Masco Corp. (Building Products)		1,452	79,758
Northrop Grumman Corp. (Aerospace & Defense)		4,336	1,321,266
Oshkosh Corp. (Machinery)		13,388	1,152,305
Robert Half International, Inc. (Professional Svs.)		6,713	419,428
Rockwell Automation, Inc. (Electrical Equip.)		2,560	642,074
Roper Technologies, Inc. (Industrial Conglomerates)		2,558	1,102,728
Snap-on, Inc. (Machinery)		3,576	611,997
United Airlines Holdings, Inc. (Airlines)	(a)	4,530	195,923
Verisk Analytics, Inc. (Professional Svs.)		2,273	471,852
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,703	695,403
Xylem, Inc. (Machinery)		19,151	1,949,380
			31,136,834
Information Technology–19.4%
Accenture PLC Class A (IT Svs.)		16,023	4,185,368
Adobe, Inc. (Software)	(a)	12,508	6,255,501
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	13,159	1,206,812
Analog Devices, Inc. (Semiconductors & Equip.)		19,372	2,861,825
Apple, Inc. (Tech. Hardware, Storage & Periph.)		164,698	21,853,778
Applied Materials, Inc. (Semiconductors & Equip.)		28,296	2,441,945
Automatic Data Processing, Inc. (IT Svs.)		11,796	2,078,455
Cadence Design Systems, Inc. (Software)	(a)	8,988	1,226,233
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	1,231	101,188
Cisco Systems, Inc. (Communications Equip.)		66,944	2,995,744
Fiserv, Inc. (IT Svs.)	(a)	24,896	2,834,658
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		213,395	2,528,731
Intel Corp. (Semiconductors & Equip.)		64,656	3,221,162
Mastercard, Inc. Class A (IT Svs.)		8,511	3,037,916
Microsoft Corp. (Software)		84,280	18,745,558
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,302	57,210
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,530	498,787
NVIDIA Corp. (Semiconductors & Equip.)		14,526	7,585,477
PayPal Holdings, Inc. (IT Svs.)	(a)	13,225	3,097,295

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
QUALCOMM, Inc. (Semiconductors & Equip.)		10,017	$ 1,525,990
salesforce.com, Inc. (Software)	(a)	16,143	3,592,302
ServiceNow, Inc. (Software)	(a)	7,503	4,129,876
Teradata Corp. (Software)	(a)	11,355	255,147
Texas Instruments, Inc. (Semiconductors & Equip.)		2,640	433,303
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,339	222,945
Visa, Inc. (IT Svs.)		27,055	5,917,740
VMware, Inc. Class A (Software)	(a)	3,730	523,170
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	157	60,340
			103,474,456
Materials–1.5%
AptarGroup, Inc. (Containers & Packaging)		650	88,979
Ecolab, Inc. (Chemicals)		13,948	3,017,789
FMC Corp. (Chemicals)		14,634	1,681,886
PPG Industries, Inc. (Chemicals)		13,588	1,959,661
Reliance Steel & Aluminum Co. (Metals & Mining)		2,596	310,871
Sherwin-Williams Co. / The (Chemicals)		962	706,983
			7,766,169
Real Estate–2.0%
Alexandria Real Estate Equities, Inc. (Equity REIT)		2,314	412,401
American Tower Corp. (Equity REIT)		4,577	1,027,353
Boston Properties, Inc. (Equity REIT)		6,852	647,720
Brixmor Property Group, Inc. (Equity REIT)		38,987	645,235
Equinix, Inc. (Equity REIT)		728	519,923
Kilroy Realty Corp. (Equity REIT)		8,748	502,135
Kimco Realty Corp. (Equity REIT)		24,891	373,614
Prologis, Inc. (Equity REIT)		44,210	4,405,969
Regency Centers Corp. (Equity REIT)		9,209	419,838
Simon Property Group, Inc. (Equity REIT)		20,132	1,716,857
Welltower, Inc. (Equity REIT)		1,308	84,523
			10,755,568
Utilities–2.3%
Alliant Energy Corp. (Electric Utilities)		14,301	736,931
CMS Energy Corp. (Multi-Utilities)		42,111	2,569,192
Consolidated Edison, Inc. (Multi-Utilities)		22,263	1,608,947
Eversource Energy (Electric Utilities)		12,444	1,076,530
IDACORP, Inc. (Electric Utilities)		1,343	128,968
NextEra Energy, Inc. (Electric Utilities)		71,041	5,480,813
Pinnacle West Capital Corp. (Electric Utilities)		5,060	404,547
			12,005,928
Total Common Stocks (Cost $308,363,585)			$367,978,332

Corporate Bonds–28.1%		Rate	Maturity	Face Amount	Value
Communication Services–2.5%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$ 1,000,000	$ 1,252,569
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		3.700%	04/01/2051	1,200,000	1,243,941
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	2,266,770
Lamar Media Corp. (Media)		4.875%	01/15/2029	800,000	850,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	1,400,000	1,652,062
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	205,687
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.875%	04/15/2030	1,200,000	1,389,612
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,259,875
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	1,247,060
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	1,006,533
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	750,000	908,628
					13,282,737
Consumer Discretionary–2.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,245,952
Aptiv PLC (Auto Components)		4.350%	03/15/2029	150,000	174,238
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	2,000,000	2,008,444
Expedia Group, Inc. (Internet & Direct Marketing Retail)	(b)	4.625%	08/01/2027	1,000,000	1,116,576
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	2,263,062
Lear Corp. (Auto Components)		3.500%	05/30/2030	1,000,000	1,093,519

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	$ 1,000,000	$ 1,066,009
Target Corp. (Multiline Retail)		2.350%	02/15/2030	2,000,000	2,184,279
					11,152,079
Consumer Staples–2.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,536,812
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,101,104
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	1,175,435
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	2,351,307
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	800,000	830,905
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	2,151,953
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	1,233,917
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	1,000,000	1,141,596
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	1,145,371
					13,668,400
Energy–2.8%
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	1,119,840
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,102,930
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	600,000	601,948
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	107,143
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,283,486
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	1,000,000	1,142,468
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		2.400%	02/15/2031	1,200,000	1,255,214
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	1,152,143
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	110,074
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	123,849
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	116,620
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,231,555
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	160,761
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	800,000	958,018
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	4.500%	05/15/2030	400,000	473,875
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,886,794
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	1,068,781
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,140,612
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	123,338
					15,159,449
Financials–7.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	1,000,000	1,043,314
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.875%	01/16/2024	1,000,000	1,091,382
American International Group, Inc. (Insurance)		3.875%	01/15/2035	150,000	179,852
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,140,419
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	226,605
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	111,706
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	2,000,000	2,189,891
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	1,000,000	1,045,920
Citigroup, Inc. (Rate is fixed until 07/24/2027, at which point, the rate becomes QL + 139) (Banks)	(c)	3.668%	07/24/2028	1,000,000	1,133,261
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	1,100,740
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	1,057,412
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	265,750
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	207,716
Ford Motor Credit Co. LLC (Consumer Finance)		3.087%	01/09/2023	2,000,000	2,034,890
General Motors Financial Co., Inc. (Consumer Finance)		4.200%	03/01/2021	1,500,000	1,503,688
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	101,075
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	1,122,511
Goldman Sachs Group, Inc. / The (Rate is fixed until 06/05/2027, at which point, the rate becomes QL + 151) (Capital Markets)	(c)	3.691%	06/05/2028	1,000,000	1,152,698
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	233,868
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	1,136,888
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	1,096,236
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	109,048
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,156,132
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	3,000,000	3,254,965
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	1,000,000	1,147,435
PNC Bank N.A. (Banks)		4.050%	07/26/2028	1,950,000	2,309,663

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
S&P Global, Inc. (Capital Markets)		1.250%	08/15/2030	$ 400,000	$ 394,097
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,104,748
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	1,000,000	1,120,086
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	3,000,000	3,173,920
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,000,000	1,001,803
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,650,504
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	870,265
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,572,209
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	227,969
					38,268,666
Health Care–2.0%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	1,120,128
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	2,000,000	2,506,738
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.875%	08/15/2025	150,000	171,211
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	2,366,497
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	800,000	876,559
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,200,000	1,180,988
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	2,397,282
					10,619,403
Industrials–2.1%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	1,000,000	1,026,678
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	2,069,981
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,582,715
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	134,871
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	1,289,825
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	800,000	838,842
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	120,672
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	108,746
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	123,501
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	110,748
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	1,065,000
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	111,000
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	238,023
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	2,151,590
					10,972,192
Information Technology–0.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.200%	09/11/2029	1,000,000	1,079,170
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	175,600
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	2,655,960
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	108,653
					4,019,383
Materials–1.6%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	114,785
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,413,205
DuPont de Nemours, Inc. (Chemicals)		2.169%	05/01/2023	1,000,000	1,013,189
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	1,156,110
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	1,131,889
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	100,000	119,517
Steel Dynamics, Inc. (Metals & Mining)		2.800%	12/15/2024	800,000	859,919
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	800,000	894,093
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	1,000,000	1,092,946
					8,795,653
Real Estate–0.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,161,088
American Tower Corp. (Equity REIT)		2.750%	01/15/2027	2,000,000	2,169,021
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	110,765
Healthpeak Properties, Inc. (Equity REIT)		4.000%	06/01/2025	100,000	113,461
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,101,554
					4,655,889
Utilities–3.6%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,242,798

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities (continued)
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	$ 1,000,000	$ 1,216,614
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	1,065,566
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	1,149,355
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	130,052
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	100,000	114,270
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	2,500,000	2,724,518
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	1,301,696
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,292,642
Consolidated Edison Co. of New York, Inc. (Multi-Utilities)		3.850%	06/15/2046	2,000,000	2,333,224
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,745,348
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	1,130,459
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	233,188
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	1,000,000	1,150,368
Jersey Central Power & Light Co. (Electric Utilities)	(b)	4.300%	01/15/2026	100,000	111,800
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.100%	09/15/2049	1,000,000	1,148,366
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	1,201,820
					19,292,084
Total Corporate Bonds (Cost $137,412,171)					$149,885,935

Asset-Backed Securities–0.6%	Rate	Maturity	Face Amount	Value
Industrials–0.6%
FedEx Corp. 2020-1 CLASS AA Pass Through Trust	1.875%	02/20/2034	$ 2,000,000	$ 2,058,331
United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/2026	157,176	154,140
United Airlines 2019-2 Class AA Pass Through Trust	2.700%	05/01/2032	985,231	950,149
Total Asset-Backed Securities (Cost $3,142,407)				$ 3,162,620

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	10,603	$ 7,317
Total Rights (Cost $22,584)			$ 7,317

Money Market Funds–2.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(d)	11,376,353	$ 11,378,628
Total Money Market Funds (Cost $11,378,628)			$ 11,378,628
Total Investments – 99.8% (Cost $460,319,375)	(e)		$532,412,832
Other Assets in Excess of Liabilities – 0.2%	(f)		1,276,815
Net Assets – 100.0%			$533,689,647

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.360% at 12/31/2020
QL:	Quarterly U.S. LIBOR Rate, 0.238% at 12/31/2020
SOFR:	Secured Overnight Financing Rate, 0.070% at 12/31/2020
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.432% at 12/31/2020
USSW5:	USD Swap Semi 30/360 5 Year, 0.430% at 12/31/2020

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2020, the value of these securities totaled $4,508,617, or 0.8% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2020.
(d)	Rate represents the seven-day yield at December 31, 2020.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(f)	Includes $660,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	60	March 19, 2021	$10,930,115	$11,246,400	$316,285	$69,556
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)
Objective/Strategy
The ON Blackrock Advantage International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
Performance as of December 31, 2020
Average Annual returns
One year	6.74%
Five years	6.14%
Ten years	3.28%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.86% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 6.74% versus 7.82% for its benchmark, the MSCI EAFE Index (Net - USD).
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The high-volatility market environment of the first six months of the year carried over to the second half of the year. After a strong second quarter, where many of the model’s sentiment and flow-based insights rebounded, supported by accommodative trading conditions, the Portfolio experienced muted performance over the third quarter. As second COVID-19 waves ended early hopes for a rapid re-opening of the global economy, sentiment and fundamental signals were wrong once again. The Portfolio ended the year with negative quarterly excess returns, as the rotations following vaccine news prompted a leadership change of market trends. This impacted momentum-based sentiment measures, which had performed well until that point. Notably, insights that look at jobs, internet searches and corporate events were able to correctly capture the recovery as economies reopened through the summer, before struggling with the contrarian market shift. As momentum experienced a sharp bout of volatility in November, weakness broadened across trend-based sentiment measures, which detracted from performance. Specifically, some of our text-mined insights analyzing conference call transcripts and signals aiming to forecast fundamental trends performed weakest. Counterbalancing these results were new research insights designed to rank companies based on their sensitivity to vaccine-related news. Despite the rotation in style leadership, the fundamental composite failed to provide meaningful ballast. Somewhat surprisingly, value-oriented segments were negative over the same period. Among these, the largest detractors included traditional measures designed to track research and development spending volumes, as well as signals seeking to capture balance sheet insights. Some relief was provided by quality signals favoring companies with founder-led ownership structures and aiming to gauge employee sentiment. Long-term reversal signals and certain flow-based measures of the value subgroup continued to struggle over the final quarter, just like those quality insights that make projections around a firm’s cash generating ability. Within the macro thematic composite, industry timing measures struggled over the year. (1)
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively country-neutral approach and seeks to derive the majority of any excess return from security selection. Moderate underweights to Austria and the United Kingdom aided relative performance, while a slight overweight position in Luxembourg detracted. Security selection in Japan and Denmark detracted from relative performance, while selection in Switzerland and United Kingdom contributed. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Overall security selection detracted, while allocation benefited performance. A small underweight stance in Energy and Health Care contributed to relative performance, while a modest underweight position in Utilities slightly detracted. Selection in Energy was additive, while selection within Communication Services, Health Care, and Real Estate detracted. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s position in Lonza Group AG, a biotechnology company, was a top contributor. The stock had a strong year on the back of potential COVD-19 vaccine developments. Another top contributor was exposure to German company Infineon Technologies AG. The stock continued to climb after hitting March lows, rebounding throughout the year. (1)
On the negative side, an overweight to French luxury conglomerate LVMH Moet Hennessy Louis Vuitton SE was a top detractor for the year. A slight underweight to Swiss pharmaceutical company Novartis AG was another key detractor from relative performance, as the stock experienced volatility throughout the year. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
A.  There were no significant changes to team, process, or strategy during the year. While the investment philosophy has not changed, the portfolio management team believes that an investment process underpinned by continual innovation is vital to our goal of delivering sustainable excess return to our client. The Systematic Active Equity team is comprised of over 80 professionals. While there may be changes to the broader team over time, there have been no changes to the key professionals at the director-level and up responsible for the day-to-day management of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4) (5)	99.4
Preferred Securities (4) (5)	0.7
Warrants (4) (5)	0.0
Rights (4) (5)	0.0
Money Market Funds Less Net Liabilities	(0.1)
100.0
Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Nestle SA	2.6
2.	Roche Holding AG	1.5
3.	LVMH Moet Hennessy Louis Vuitton SE	1.5
4.	Keyence Corp.	1.4
5.	SAP SE	1.2
6.	AstraZeneca PLC	1.1
7.	Novo Nordisk A/S Class B	1.0
8.	adidas AG	1.0
9.	Recruit Holdings Co. Ltd.	1.0
10.	Kao Corp.	1.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities, Warrants, Rights):

% of Net Assets
Japan	25.3
France	11.5
United Kingdom	10.6
Germany	10.4
Switzerland	8.9
Australia	7.0
Netherlands	5.9
Sweden	3.5
Hong Kong	3.5
Denmark	2.8
(5)	Sectors (Common Stocks, Preferred Securities, Warrants, Rights):

% of Net Assets
Financials	16.5
Consumer Discretionary	15.2
Industrials	15.2
Consumer Staples	11.8
Health Care	11.4
Information Technology	8.1
Materials	7.8
Communication Services	4.7
Utilities	3.4
Real Estate	3.1
Energy	2.9
100.1

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–99.4%		Shares	Value
Japan–25.3%
Advantest Corp. (Information Technology)	(a)	13,300	$ 996,194
AEON Financial Service Co. Ltd. (Financials)	(a)	4,000	47,974
Aisin Seiki Co. Ltd. (Consumer Discretionary)	(a)	3,000	89,968
Alfresa Holdings Corp. (Health Care)	(a)	7,000	128,305
Amada Co. Ltd. (Industrials)	(a)	15,100	166,163
ANA Holdings, Inc. (Industrials)	(a)(b)	16,600	366,787
Aozora Bank Ltd. (Financials)	(a)	900	16,642
Asahi Group Holdings Ltd. (Consumer Staples)	(a)	42,700	1,758,480
Asahi Intecc Co. Ltd. (Health Care)	(a)	7,500	273,940
Asahi Kasei Corp. (Materials)	(a)	52,900	542,232
Astellas Pharma, Inc. (Health Care)	(a)	133,900	2,073,275
Bandai Namco Holdings, Inc. (Consumer Discretionary)	(a)	1,400	121,241
BASE, Inc. (Information Technology)	(a)(b)	1,000	94,648
Benesse Holdings, Inc. (Consumer Discretionary)	(a)	15,000	293,047
Bengo4.com, Inc. (Communication Services)	(a)(b)	200	19,789
Bridgestone Corp. (Consumer Discretionary)	(a)	54,700	1,793,933
Canon, Inc. (Information Technology)	(a)	76,500	1,481,998
Central Japan Railway Co. (Industrials)	(a)	7,100	1,003,964
Change, Inc. (Information Technology)	(a)(b)	2,000	68,358
Chugai Pharmaceutical Co. Ltd. (Health Care)	(a)	22,400	1,195,155
Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	(a)	5,500	85,912
Credit Saison Co. Ltd. (Financials)	(a)	5,000	57,564
Dai Nippon Printing Co. Ltd. (Industrials)	(a)	3,700	66,554
Daifuku Co. Ltd. (Industrials)	(a)	700	86,622
Daiichi Sankyo Co. Ltd. (Health Care)	(a)	34,900	1,196,029
Daikin Industries Ltd. (Industrials)	(a)	2,900	645,154
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	2,800	261,673
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	37,519	1,115,541
Dentsu Group, Inc. (Communication Services)	(a)	700	20,833
DIC Corp. (Materials)	(a)	25,900	654,926
Dip Corp. (Communication Services)	(a)	11,600	309,965
Disco Corp. (Information Technology)	(a)	100	33,703
Eisai Co. Ltd. (Health Care)	(a)	11,200	800,947
Electric Power Development Co. Ltd. (Utilities)	(a)	6,700	92,461
FANUC Corp. (Industrials)	(a)	15,300	3,776,790
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	5,100	4,573,064
Fuji Media Holdings, Inc. (Communication Services)	(a)	32,600	347,936
FUJIFILM Holdings Corp. (Information Technology)	(a)	28,900	1,524,533
Fuyo General Lease Co. Ltd. (Financials)	(a)	300	19,873
Glory Ltd. (Industrials)	(a)	5,500	111,077
GMO Payment Gateway, Inc. (Information Technology)	(a)	200	26,877
Hitachi Construction Machinery Co. Ltd. (Industrials)	(a)	500	14,217
Hitachi Ltd. (Information Technology)	(a)	600	23,682
Horiba Ltd. (Information Technology)	(a)	400	23,494
Hoshizaki Corp. (Industrials)	(a)	1,200	110,189
Hoya Corp. (Health Care)	(a)	12,200	1,689,637
Inpex Corp. (Energy)	(a)	84,600	456,189
Isuzu Motors Ltd. (Consumer Discretionary)	(a)	30,900	294,157
Japan Airlines Co. Ltd. (Industrials)	(a)(b)	44,400	856,223
Japan Post Bank Co. Ltd. (Financials)	(a)	31,500	258,918
Japan Post Holdings Co. Ltd. (Financials)	(a)	377,500	2,940,400
Japan Post Insurance Co. Ltd. (Financials)	(a)	8,400	172,234
Japan Tobacco, Inc. (Consumer Staples)	(a)	123,400	2,515,774
JMDC, Inc. (Health Care)	(a)(b)	1,800	102,201
Kakaku.com, Inc. (Communication Services)	(a)	1,700	46,535
Kamigumi Co. Ltd. (Industrials)	(a)	900	16,442
Kaneka Corp. (Materials)	(a)	5,300	185,680
Common Stocks (Continued)		Shares	Value
Japan (continued)
Kansai Paint Co. Ltd. (Materials)	(a)	21,300	$ 656,580
Kao Corp. (Consumer Staples)	(a)	63,910	4,937,441
KDDI Corp. (Communication Services)	(a)	70,800	2,099,237
Keyence Corp. (Information Technology)	(a)	12,400	6,975,206
Kissei Pharmaceutical Co. Ltd. (Health Care)	(a)	1,300	28,228
Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	(a)	1,100	134,449
Koito Manufacturing Co. Ltd. (Consumer Discretionary)	(a)	2,500	170,140
Komatsu Ltd. (Industrials)	(a)	9,700	267,703
Konica Minolta, Inc. (Information Technology)	(a)	158,800	608,077
Kubota Corp. (Industrials)	(a)	29,200	637,950
Kyoritsu Maintenance Co. Ltd. (Consumer Discretionary)	(a)	1,400	52,210
Kyushu Railway Co. (Industrials)	(a)	20,500	442,245
Lasertec Corp. (Information Technology)	(a)	200	23,475
Lintec Corp. (Materials)	(a)	2,000	44,220
M3, Inc. (Health Care)	(a)	21,800	2,059,388
Mabuchi Motor Co. Ltd. (Industrials)	(a)	500	21,810
Medley, Inc. (Health Care)	(a)(b)	3,100	136,547
Mitsubishi Materials Corp. (Materials)	(a)	33,100	697,286
Mitsubishi UFJ Financial Group, Inc. (Financials)	(a)	115,200	510,062
Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	(a)	404,800	1,943,803
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	15,900	332,939
Mizuho Financial Group, Inc. (Financials)	(a)	37,600	477,226
MonotaRO Co. Ltd. (Industrials)	(a)	12,800	650,097
Morinaga & Co. Ltd. (Consumer Staples)	(a)	11,800	443,878
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	25,300	2,290,397
Nexon Co. Ltd. (Communication Services)	(a)	52,800	1,629,138
Nidec Corp. (Industrials)	(a)	31,000	3,921,747
Nihon Kohden Corp. (Health Care)	(a)	9,900	368,709
Nihon M&A Center, Inc. (Industrials)	(a)	4,200	280,868
Nintendo Co. Ltd. (Communication Services)	(a)	3,800	2,439,376
Nippon Paint Holdings Co. Ltd. (Materials)	(a)	13,500	1,483,412
Nippon Shinyaku Co. Ltd. (Health Care)	(a)	4,800	315,071
Nippon Shokubai Co. Ltd. (Materials)	(a)	500	28,038
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	90,300	2,317,006
Nitto Denko Corp. (Materials)	(a)	2,100	188,118
NS Solutions Corp. (Information Technology)	(a)	400	11,782
Obic Co. Ltd. (Information Technology)	(a)	2,400	482,346
Odakyu Electric Railway Co. Ltd. (Industrials)	(a)	1,400	43,971
Omron Corp. (Information Technology)	(a)	14,800	1,321,214
Ono Pharmaceutical Co. Ltd. (Health Care)	(a)	800	24,108
Oracle Corp. (Information Technology)	(a)	1,000	130,355
Orient Corp. (Financials)	(a)	14,700	16,539
Oriental Land Co. Ltd. (Consumer Discretionary)	(a)	10,400	1,718,406
Panasonic Corp. (Consumer Discretionary)	(a)	5,700	66,446
PeptiDream, Inc. (Health Care)	(a)(b)	4,000	203,468
Pola Orbis Holdings, Inc. (Consumer Staples)	(a)	28,300	574,675
Rakus Co. Ltd. (Information Technology)	(a)	6,700	155,181
Recruit Holdings Co. Ltd. (Industrials)	(a)	118,500	4,977,348
Resona Holdings, Inc. (Financials)	(a)	92,000	322,071
Resorttrust, Inc. (Consumer Discretionary)	(a)	14,800	211,773
Ricoh Co. Ltd. (Information Technology)	(a)	27,000	177,549
Rohm Co. Ltd. (Information Technology)	(a)	3,100	300,516
Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	(a)	32,800	671,237
Sanrio Co. Ltd. (Consumer Discretionary)	(a)	7,200	98,555
Santen Pharmaceutical Co. Ltd. (Health Care)	(a)	3,000	48,724
Sanwa Holdings Corp. (Industrials)	(a)	10,600	123,783
Sawai Pharmaceutical Co. Ltd. (Health Care)	(a)	500	22,692
SCREEN Holdings Co. Ltd. (Information Technology)	(a)	1,600	117,991

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Japan (continued)
Seria Co. Ltd. (Consumer Discretionary)	(a)	2,400	$ 88,105
Shimano, Inc. (Consumer Discretionary)	(a)	2,900	678,828
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	4,100	719,614
Shinsei Bank Ltd. (Financials)	(a)	27,300	337,260
Shionogi & Co. Ltd. (Health Care)	(a)	20,700	1,131,701
Shiseido Co. Ltd. (Consumer Staples)	(a)	2,900	200,750
SMC Corp. (Industrials)	(a)	4,600	2,809,391
SoftBank Corp. (Communication Services)	(a)	92,500	1,161,059
SoftBank Group Corp. (Communication Services)	(a)	50,000	3,881,751
Sojitz Corp. (Industrials)	(a)	108,500	242,292
Sony Corp. (Consumer Discretionary)	(a)	31,900	3,214,499
Subaru Corp. (Consumer Discretionary)	(a)	11,500	230,103
Sumitomo Chemical Co. Ltd. (Materials)	(a)	70,800	285,379
Sumitomo Corp. (Industrials)	(a)	101,100	1,339,873
Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	(a)	3,100	45,816
Sumitomo Heavy Industries Ltd. (Industrials)	(a)	11,500	284,245
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	115,200	3,570,987
Sumitomo Mitsui Trust Holdings, Inc. (Financials)	(a)	28,300	873,188
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	129,500	1,114,252
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	35,500	1,257,388
Suzuki Motor Corp. (Consumer Discretionary)	(a)	600	27,813
Sysmex Corp. (Health Care)	(a)	10,200	1,227,331
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	38,402	1,389,744
TBS Holdings, Inc. (Communication Services)	(a)	6,900	121,355
Terumo Corp. (Health Care)	(a)	3,600	150,646
THK Co. Ltd. (Industrials)	(a)	1,000	32,341
Tokio Marine Holdings, Inc. (Financials)	(a)	600	30,913
Tokyo Electron Ltd. (Information Technology)	(a)	5,200	1,942,526
Tokyo Gas Co. Ltd. (Utilities)	(a)	600	13,887
Toshiba Corp. (Industrials)	(a)	26,500	742,223
Toyota Motor Corp. (Consumer Discretionary)	(a)	45,300	3,495,804
Unicharm Corp. (Consumer Staples)	(a)	33,000	1,565,058
Yakult Honsha Co. Ltd. (Consumer Staples)	(a)	29,600	1,492,783
Yamada Holdings Co. Ltd. (Consumer Discretionary)	(a)	24,900	132,294
Yamaha Corp. (Consumer Discretionary)	(a)	3,600	212,127
Yaskawa Electric Corp. (Industrials)	(a)	27,900	1,390,963
Z Holdings Corp. (Communication Services)	(a)	150,600	911,316
			127,824,511
France–11.5%
Aeroports de Paris (Industrials)	(a)(b)	904	116,956
Air Liquide SA (Materials)	(a)	16,313	2,674,465
Airbus SE (Industrials)	(a)(b)	15,869	1,741,530
Alstom SA (Industrials)	(a)(b)	11,607	661,124
Amundi SA (Financials)	(a)(b)	12,852	1,047,462
AXA SA (Financials)	(a)	22,400	537,204
BNP Paribas SA (Financials)	(a)(b)	36,204	1,911,289
Bureau Veritas SA (Industrials)	(a)(b)	15,461	412,727
Casino Guichard Perrachon SA (Consumer Staples)	(a)(b)	40,467	1,243,999
Cie de Saint-Gobain (Industrials)	(a)(b)	22,021	1,012,798
CNP Assurances (Financials)	(a)(b)	46,067	748,452
Credit Agricole SA (Financials)	(a)(b)	7,238	91,502
Danone SA (Consumer Staples)	(a)	20,453	1,345,933
Dassault Systemes SE (Information Technology)	(a)	23,254	4,716,363
Electricite de France SA (Utilities)	(a)(b)	32,641	516,522
Engie SA (Utilities)	(a)(b)	71,701	1,099,177
Eutelsat Communications SA (Communication Services)	(a)	28,429	321,602
Faurecia SE (Consumer Discretionary)	(a)(b)	6,518	333,960
Common Stocks (Continued)		Shares	Value
France (continued)
Gaztransport Et Technigaz SA (Energy)	(a)	2,406	$ 233,090
Gecina SA (Real Estate)	(a)	1,423	221,277
Hermes International (Consumer Discretionary)	(a)	3,454	3,714,010
Ipsen SA (Health Care)	(a)	7,299	603,541
JCDecaux SA (Communication Services)	(a)(b)	1,837	41,904
Kering SA (Consumer Discretionary)	(a)	4,151	3,012,520
Klepierre SA (Real Estate)	(a)	9,168	206,775
Legrand SA (Industrials)	(a)	22,326	1,997,207
L'Oreal SA (Consumer Staples)	(a)	6,283	2,397,291
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	11,759	7,361,145
Natixis SA (Financials)	(a)(b)	71,377	244,574
Nexans SA (Industrials)	(a)(b)	2,838	205,357
Orange SA (Communication Services)	(a)	23,144	275,530
Peugeot SA (Consumer Discretionary)	(a)(b)	18,832	515,727
Renault SA (Consumer Discretionary)	(a)(b)	13,022	569,998
Rexel SA (Industrials)	(a)(b)	13,998	220,935
Safran SA (Industrials)	(a)(b)	8,611	1,220,469
Sanofi (Health Care)	(a)	28,323	2,745,150
Schneider Electric SE (Industrials)	(a)	25,361	3,665,360
Societe Generale SA (Financials)	(a)(b)	140,437	2,919,489
TOTAL SE (Energy)	(a)	22,143	955,741
Ubisoft Entertainment SA (Communication Services)	(a)(b)	8,838	851,705
Unibail-Rodamco-Westfield (Real Estate)	(a)	8,176	636,787
Valeo SA (Consumer Discretionary)	(a)	14,093	555,888
Vinci SA (Industrials)	(a)	18,626	1,855,323
Worldline SA (Information Technology)	(a)(b)	2,510	243,842
			58,003,700
United Kingdom–10.6%
Abcam PLC (Health Care)	(c)	3,144	66,641
AstraZeneca PLC (Health Care)	(a)	54,903	5,474,558
Babcock International Group PLC (Industrials)	(a)(b)	8,898	34,002
BP PLC (Energy)	(a)	24,824	85,661
British American Tobacco PLC (Consumer Staples)	(a)	70,115	2,603,852
BT Group PLC (Communication Services)	(a)	546,039	984,213
Burberry Group PLC (Consumer Discretionary)	(a)(b)	1,966	48,010
Compass Group PLC (Consumer Discretionary)	(a)	25,492	475,460
ConvaTec Group PLC (Health Care)	(a)	110,715	300,567
Diageo PLC (Consumer Staples)	(a)	106,709	4,222,343
Dunelm Group PLC (Consumer Discretionary)	(a)(b)	67,995	1,125,767
GlaxoSmithKline PLC (Health Care)	(a)	169,999	3,110,635
Howden Joinery Group PLC (Industrials)	(a)(b)	127,709	1,203,072
HSBC Holdings PLC (Financials)	(a)(b)	485,463	2,507,533
Imperial Brands PLC (Consumer Staples)	(a)	40,664	852,910
Informa PLC (Communication Services)	(a)(b)	252,968	1,891,535
International Consolidated Airlines Group SA (Industrials)	(a)(b)	12,505	27,211
J Sainsbury PLC (Consumer Staples)	(a)	455,931	1,401,398
JD Sports Fashion PLC (Consumer Discretionary)	(a)(b)	78,815	925,938
John Wood Group PLC (Energy)	(a)(b)	4,197	17,704
Johnson Matthey PLC (Materials)	(a)	13,646	452,101
KAZ Minerals PLC (Materials)	(a)	5,007	44,940
Lloyds Banking Group PLC (Financials)	(a)(b)	2,687,397	1,339,823
M&G PLC (Financials)	(a)	32,544	87,842
Marks & Spencer Group PLC (Consumer Discretionary)	(a)(b)	587,510	1,089,762
Meggitt PLC (Industrials)	(a)(b)	52,369	333,021
Ocado Group PLC (Consumer Discretionary)	(a)(b)	18,965	593,038
Prudential PLC (Financials)	(a)	125,199	2,302,155
Reckitt Benckiser Group PLC (Consumer Staples)	(a)	1,660	148,162
RELX PLC (Industrials)	(a)	77,026	1,884,628

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
United Kingdom (continued)
Rightmove PLC (Communication Services)	(a)(b)	127,523	$ 1,133,014
Rio Tinto PLC (Materials)	(a)	14,564	1,096,277
Rolls-Royce Holdings PLC (Industrials)	(a)(b)	592,645	896,924
Smith & Nephew PLC (Health Care)	(a)	44,567	925,767
Smiths Group PLC (Industrials)	(a)	26,462	544,297
Spirax-Sarco Engineering PLC (Industrials)	(a)	1,609	248,372
SSE PLC (Utilities)	(a)	43,386	888,683
Standard Chartered PLC (Financials)	(a)(b)	161,221	1,023,744
Subsea 7 SA (Energy)	(a)(b)	15,203	156,208
Tesco PLC (Consumer Staples)	(a)	858,718	2,709,914
Travis Perkins PLC (Industrials)	(a)(b)	2,971	54,698
Unilever PLC (Consumer Staples)	(a)	64,238	3,852,588
Victrex PLC (Materials)	(a)	1,495	47,827
WH Smith PLC (Consumer Discretionary)	(a)	44,890	925,701
Whitbread PLC (Consumer Discretionary)	(a)(b)	3,250	137,659
Wm Morrison Supermarkets PLC (Consumer Staples)	(a)	1,354,506	3,277,505
			53,553,660
Germany–9.7%
1&1 Drillisch AG (Communication Services)	(a)	1,313	32,743
adidas AG (Consumer Discretionary)	(a)(b)	13,706	4,986,308
Allianz SE (Financials)	(a)	10,810	2,655,723
Aurubis AG (Materials)	(a)	1,285	100,280
BASF SE (Materials)	(a)	31,814	2,514,663
Bayer AG (Health Care)	(a)	14,071	828,939
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	12,816	1,131,096
Beiersdorf AG (Consumer Staples)	(a)	38,976	4,480,665
Continental AG (Consumer Discretionary)	(a)	159	23,665
Covestro AG (Materials)	(a)	9,032	556,492
Daimler AG (Consumer Discretionary)	(a)	30,111	2,134,246
Deutsche Post AG (Industrials)	(a)	36,914	1,828,563
Deutsche Wohnen SE (Real Estate)	(a)	10,677	569,669
DWS Group GmbH & Co. KGaA (Financials)	(c)	1,933	82,178
E.ON SE (Utilities)	(a)	309,018	3,421,829
Fielmann AG (Consumer Discretionary)	(a)(b)	2,528	205,790
Hella GmbH & Co. KGaA (Consumer Discretionary)	(a)(b)	3,072	199,656
HelloFresh SE (Consumer Discretionary)	(a)(b)	3,653	282,567
HUGO BOSS AG (Consumer Discretionary)	(a)	41,024	1,363,182
Infineon Technologies AG (Information Technology)	(a)	47,047	1,796,659
KION Group AG (Industrials)	(a)	3,305	286,616
Knorr-Bremse AG (Industrials)	(a)	3,860	527,288
LEG Immobilien AG (Real Estate)	(a)	2,423	375,916
Merck KGaA (Health Care)	(a)	353	60,545
Puma SE (Consumer Discretionary)	(a)(b)	12,779	1,437,981
Rational AG (Industrials)	(a)	118	109,664
RWE AG (Utilities)	(a)	25,364	1,073,081
SAP SE (Information Technology)	(a)	47,602	6,165,348
Scout24 AG (Communication Services)	(a)	987	80,652
Siemens AG (Industrials)	(a)	31,884	4,592,775
Siemens Healthineers AG (Health Care)	(a)	3,661	188,400
Talanx AG (Financials)	(a)	2,206	85,777
thyssenkrupp AG (Materials)	(a)(b)	20,338	201,531
TUI AG (Consumer Discretionary)	(a)	18,954	119,055
Varta AG (Industrials)	(a)(b)	3,172	457,338
Volkswagen AG (Consumer Discretionary)	(a)	10,258	2,138,828
Vonovia SE (Real Estate)	(a)	18,355	1,340,540
Wacker Chemie AG (Materials)	(a)	1,395	199,855
			48,636,103
Switzerland–8.9%
ABB Ltd. (Industrials)	(a)	3,582	100,472
Cembra Money Bank AG (Financials)	(a)	183	22,165
Cie Financiere Richemont SA (Consumer Discretionary)	(a)	35,228	3,182,567
Credit Suisse Group AG (Financials)	(a)	233,034	3,008,672
Common Stocks (Continued)		Shares	Value
Switzerland (continued)
Givaudan SA (Materials)	(a)	1,066	$ 4,510,056
Glencore PLC (Materials)	(a)(b)	112,847	358,379
Kuehne + Nagel International AG (Industrials)	(a)	2,848	646,264
Lonza Group AG (Health Care)	(a)	2,894	1,864,218
Nestle SA (Consumer Staples)	(a)	109,948	12,997,092
Novartis AG (Health Care)	(a)	37,828	3,561,804
Roche Holding AG (Health Care)	(a)	22,302	7,767,752
SGS SA (Industrials)	(a)	52	156,747
SIG Combibloc Group AG (Materials)	(a)	1,428	33,249
Sika AG (Materials)	(a)	10,884	2,966,905
STMicroelectronics N.V. (Information Technology)	(a)	32,494	1,202,140
Swiss Re AG (Financials)	(a)	19,145	1,803,711
UBS Group AG (Financials)	(a)	52,865	744,330
			44,926,523
Australia–7.0%
Afterpay Ltd. (Information Technology)	(a)(b)	3,757	341,533
Alumina Ltd. (Materials)	(a)	111,991	158,785
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	100,599	2,415,479
Atlas Arteria Ltd. (Industrials)	(a)	45,093	226,747
Australia & New Zealand Banking Group Ltd. (Financials)	(a)	132,378	2,322,986
Bendigo & Adelaide Bank Ltd. (Financials)	(a)	4,125	29,717
BHP Group Ltd. (Materials)	(a)	113,836	3,719,539
BHP Group PLC (Materials)	(a)	37,790	997,822
Brambles Ltd. (Industrials)	(a)	41,591	341,141
CIMIC Group Ltd. (Industrials)	(a)(b)	12,778	240,356
Cochlear Ltd. (Health Care)	(a)	7,655	1,116,981
Commonwealth Bank of Australia (Financials)	(a)	25,563	1,624,835
Corporate Travel Management Ltd. (Consumer Discretionary)	(a)(b)	4,189	56,925
CSL Ltd. (Health Care)	(a)	15,676	3,425,088
Downer EDI Ltd. (Industrials)	(a)	6,555	26,935
Fortescue Metals Group Ltd. (Materials)	(a)	3,724	67,264
Goodman Group (Real Estate)	(a)	106,119	1,551,192
IDP Education Ltd. (Consumer Discretionary)	(a)	4,134	63,364
Iluka Resources Ltd. (Materials)	(a)	581,696	2,920,965
Insurance Australia Group Ltd. (Financials)	(a)	290,165	1,053,029
IOOF Holdings Ltd. (Financials)	(a)	180,527	489,496
Lendlease Corp. Ltd. (Real Estate)	(a)	24,687	249,606
Macquarie Group Ltd. (Financials)	(a)	25,950	2,769,887
Medibank Pvt Ltd. (Financials)	(a)	7,965	18,448
Mineral Resources Ltd. (Materials)	(a)	15,207	439,679
National Australia Bank Ltd. (Financials)	(a)	40,359	703,612
Northern Star Resources Ltd. (Materials)	(a)	2,957	28,902
Oil Search Ltd. (Energy)	(a)	86,789	248,732
Orica Ltd. (Materials)	(a)	6,291	73,578
OZ Minerals Ltd. (Materials)	(a)	16,717	244,210
Perpetual Ltd. (Financials)	(a)	3,635	97,485
Qantas Airways Ltd. (Industrials)	(a)(b)	14,403	54,008
Ramsay Health Care Ltd. (Health Care)	(a)	6,021	289,314
REA Group Ltd. (Communication Services)	(a)	573	65,636
Scentre Group (Real Estate)	(a)	222,486	477,897
SEEK Ltd. (Communication Services)	(a)	29,796	653,273
South32 Ltd. (Materials)	(a)	80,480	153,811
St Barbara Ltd. (Materials)	(a)	41,961	76,329
Technology One Ltd. (Information Technology)	(a)	22,024	139,402
Transurban Group (Industrials)	(a)	60,927	642,037
Treasury Wine Estates Ltd. (Consumer Staples)	(a)	46,994	339,947
Vicinity Centres (Real Estate)	(a)	116,717	144,317
Westpac Banking Corp. (Financials)	(a)	225,332	3,353,237
WiseTech Global Ltd. (Information Technology)	(a)	13,995	332,594

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Australia (continued)
Woodside Petroleum Ltd. (Energy)	(a)	32,523	$ 570,637
Worley Ltd. (Energy)	(a)	13,919	122,941
			35,479,698
Netherlands–5.9%
ABN AMRO Bank N.V. (Financials)	(a)(b)	187,731	1,839,555
Aegon N.V. (Financials)	(a)	624,433	2,490,779
Argenx SE (Health Care)	(a)(b)	584	172,094
ASML Holding N.V. (Information Technology)	(a)	10,036	4,859,200
ASR Nederland N.V. (Financials)	(a)	3,579	143,199
Euronext N.V. (Financials)	(a)	6,310	695,045
Heineken N.V. (Consumer Staples)	(a)	1,881	209,373
ING Groep N.V. (Financials)	(a)(b)	301,014	2,798,780
Koninklijke DSM N.V. (Materials)	(a)	17,830	3,066,246
Koninklijke Philips N.V. (Health Care)	(a)(b)	33,111	1,783,608
Koninklijke Vopak N.V. (Energy)	(a)	18,751	983,663
NN Group N.V. (Financials)	(a)	2,649	114,517
Prosus N.V. (Consumer Discretionary)	(a)	31,402	3,390,746
QIAGEN N.V. (Health Care)	(b)(c)	2,316	120,106
Royal Dutch Shell PLC Class A (Energy)	(a)	227,135	3,983,128
Royal Dutch Shell PLC Class B (Energy)	(a)	132,856	2,251,738
SBM Offshore N.V. (Energy)	(a)	8,653	163,471
Shop Apotheke Europe N.V. (Consumer Discretionary)	(a)(b)	173	31,290
Signify N.V. (Industrials)	(a)(b)	12,400	520,629
			29,617,167
Sweden–3.5%
Assa Abloy AB Class B (Industrials)	(a)	37,801	934,139
Atlas Copco AB Class A (Industrials)	(a)	65,014	3,341,486
Atlas Copco AB Class B (Industrials)	(a)	60,185	2,701,552
Boliden AB (Materials)	(a)	44,513	1,579,203
Elekta AB Class B (Health Care)	(a)	1,160	15,540
Epiroc AB Class A (Industrials)	(a)	54,893	997,665
Epiroc AB Class B (Industrials)	(a)	42,416	716,054
EQT AB (Financials)	(a)	20,719	525,924
Hennes & Mauritz AB Class B (Consumer Discretionary)	(a)(b)	43,048	903,666
Hufvudstaden AB Class A (Real Estate)	(a)	15	248
Investor AB Class B (Financials)	(a)	11,860	863,210
Kinnevik AB Class B (Financials)	(a)	30,995	1,557,083
L E Lundbergforetagen AB Class B (Financials)	(a)(b)	7,699	413,042
Loomis AB (Industrials)	(a)	2,666	73,519
Pandox AB (Consumer Discretionary)	(a)(b)	15,581	273,405
Samhallsbyggnadsbolaget I Norden AB (Real Estate)	(a)	180,800	632,853
SSAB AB (Materials)	(a)(b)	55,491	196,709
Stillfront Group AB (Communication Services)	(a)(b)	6,790	82,405
Svenska Cellulosa AB SCA Class B (Materials)	(a)(b)	32,990	576,801
Svenska Handelsbanken AB Class A (Financials)	(a)(b)	54,625	550,622
Swedish Match AB (Consumer Staples)	(a)	2,055	159,922
Swedish Orphan Biovitrum AB (Health Care)	(a)(b)	12,214	245,799
Telefonaktiebolaget LM Ericsson Class B (Information Technology)	(a)	5,584	66,424
			17,407,271
Hong Kong–3.5%
AIA Group Ltd. (Financials)	(a)	260,600	3,175,702
BOC Hong Kong Holdings Ltd. (Financials)	(a)	449,000	1,361,020
Budweiser Brewing Co. APAC Ltd. (Consumer Staples)	(a)	49,700	164,176
Cathay Pacific Airways Ltd. (Industrials)	(a)(b)	90,000	83,360
Champion REIT (Real Estate)	(a)	265,000	154,849
CK Asset Holdings Ltd. (Real Estate)	(a)	90,100	461,033
CLP Holdings Ltd. (Utilities)	(a)	74,000	684,251
ESR Cayman Ltd. (Real Estate)	(a)(b)	21,200	76,101
Common Stocks (Continued)		Shares	Value
Hong Kong (continued)
Hang Seng Bank Ltd. (Financials)	(a)	30,300	$ 522,919
Henderson Land Development Co. Ltd. (Real Estate)	(a)	10,000	38,847
Hong Kong & China Gas Co. Ltd. (Utilities)	(a)	94,150	140,858
Hong Kong Exchanges & Clearing Ltd. (Financials)	(a)	29,500	1,618,125
Hongkong Land Holdings Ltd. (Real Estate)	(a)	95,300	393,605
Hysan Development Co. Ltd. (Real Estate)	(a)	7,000	25,640
Jardine Strategic Holdings Ltd. (Industrials)	(a)	12,000	298,283
Kerry Properties Ltd. (Real Estate)	(a)	245,500	620,937
Link REIT (Real Estate)	(a)	104,800	951,770
Man Wah Holdings Ltd. (Consumer Discretionary)	(a)	182,800	396,527
MTR Corp. Ltd. (Industrials)	(a)	206,500	1,154,879
New World Development Co. Ltd. (Real Estate)	(a)	136,000	632,727
NWS Holdings Ltd. (Industrials)	(a)	371,000	344,724
Sino Land Co. Ltd. (Real Estate)	(a)	30,000	39,039
Sun Hung Kai Properties Ltd. (Real Estate)	(a)	71,000	908,017
Swire Pacific Ltd. Class A (Real Estate)	(a)	44,700	246,226
Swire Properties Ltd. (Real Estate)	(a)	438,400	1,274,618
Techtronic Industries Co. Ltd. (Industrials)	(a)	83,000	1,186,354
Vitasoy International Holdings Ltd. (Consumer Staples)	(a)	6,000	23,371
Wharf Real Estate Investment Co. Ltd. (Real Estate)	(a)	75,000	389,783
			17,367,741
Denmark–2.8%
Chr Hansen Holding A/S (Materials)	(a)(b)	23,925	2,471,971
Coloplast A/S Class B (Health Care)	(a)	1,295	198,043
DSV PANALPINA A/S (Industrials)	(a)	3,836	644,685
Genmab A/S (Health Care)	(a)(b)	2,399	972,780
Jyske Bank A/S (Financials)	(a)(b)	1,270	48,494
Novo Nordisk A/S Class B (Health Care)	(a)	75,486	5,265,838
Novozymes A/S (Materials)	(a)	12,344	703,113
Orsted A/S (Utilities)	(a)	8,395	1,717,661
ROCKWOOL International A/S Class B (Industrials)	(a)	807	302,024
Vestas Wind Systems A/S (Industrials)	(a)	8,107	1,915,111
			14,239,720
Italy–2.2%
Assicurazioni Generali SpA (Financials)	(a)	105,269	1,843,091
Banca Generali SpA (Financials)	(a)(b)	8,593	287,399
Banca Mediolanum SpA (Financials)	(a)(b)	9,460	82,183
DiaSorin SpA (Health Care)	(a)	88	18,373
Enel SpA (Utilities)	(a)	287,869	2,928,989
Ferrari N.V. (Consumer Discretionary)	(a)(b)	3,237	750,794
Infrastrutture Wireless Italiane SpA (Communication Services)	(a)	1,808	21,917
Interpump Group SpA (Industrials)	(a)	3,193	158,063
Intesa Sanpaolo SpA (Financials)	(a)(b)	271,631	642,059
Italgas SpA (Utilities)	(a)	42,610	271,426
Leonardo SpA (Industrials)	(a)	6,910	49,947
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)(b)	8,227	76,156
Pirelli & C SpA (Consumer Discretionary)	(a)(b)	79,034	428,453
Prysmian SpA (Industrials)	(a)	13,825	492,068
Recordati Industria Chimica e Farmaceutica SpA (Health Care)	(a)	691	38,426
Terna Rete Elettrica Nazionale SpA (Utilities)	(a)	2,943	22,614
UniCredit SpA (Financials)	(a)(b)	261,715	2,452,112
Unipol Gruppo SpA (Financials)	(a)(b)	106,786	513,150
			11,077,220
Spain–2.1%
Aena SME SA (Industrials)	(a)(b)	1,597	277,637
Amadeus IT Group SA (Information Technology)	(a)	5,842	431,240

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Spain (continued)
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	56,792	$ 281,495
Banco Santander SA (Financials)	(a)(b)	337,636	1,052,864
CaixaBank SA (Financials)	(a)	66,527	170,993
Cellnex Telecom SA (Communication Services)	(a)	8,941	536,933
EDP Renovaveis SA (Utilities)	(a)	8,372	231,890
Grifols SA (Health Care)	(a)	1,291	37,693
Iberdrola SA (Utilities)	(a)	206,958	2,974,046
Industria de Diseno Textil SA (Consumer Discretionary)	(a)	91,070	2,890,545
Naturgy Energy Group SA (Utilities)	(a)	17,918	416,667
Repsol SA (Energy)	(a)	68,377	688,838
Siemens Gamesa Renewable Energy SA (Industrials)	(a)	13,308	540,389
			10,531,230
Singapore–1.0%
Ascendas Real Estate Investment Trust (Real Estate)	(a)	147,700	333,426
CapitaLand Ltd. (Real Estate)	(a)	111,800	277,406
DBS Group Holdings Ltd. (Financials)	(a)	52,500	994,913
Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	(a)	60,200	891,858
Keppel Corp. Ltd. (Industrials)	(a)	8,700	35,430
Oversea-Chinese Banking Corp. Ltd. (Financials)	(a)	57,400	437,416
Singapore Airlines Ltd. (Industrials)	(a)(b)	265,700	862,123
Singapore Post Ltd. (Industrials)	(a)	221,600	118,420
Singapore Press Holdings Ltd. (Communication Services)	(a)	18,300	15,655
Singapore Technologies Engineering Ltd. (Industrials)	(a)	37,800	109,396
Singapore Telecommunications Ltd. (Communication Services)	(a)	294,300	513,889
United Overseas Bank Ltd. (Financials)	(a)	37,500	639,165
			5,229,097
Ireland–1.0%
AIB Group PLC (Financials)	(a)(b)	13,753	28,243
Bank of Ireland Group PLC (Financials)	(a)(b)	39,321	158,739
DCC PLC (Industrials)	(a)	353	24,979
Experian PLC (Industrials)	(a)	73,270	2,783,427
Flutter Entertainment PLC (Consumer Discretionary)	(a)(b)	7,118	1,447,340
Kerry Group PLC Class A (Consumer Staples)	(a)	366	53,159
Kingspan Group PLC (Industrials)	(a)(b)	7,966	557,835
			5,053,722
Finland–1.0%
Kesko Oyj Class B (Consumer Staples)	(a)	2,033	52,180
Kojamo Oyj (Real Estate)	(a)	7,317	162,402
Kone Oyj Class B (Industrials)	(a)	4,013	326,980
Metso Outotec Oyj (Industrials)	(a)	5,389	54,147
Neste Oyj (Energy)	(a)	16,463	1,195,276
Nokia Oyj (Information Technology)	(a)(b)	203,046	784,229
Nordea Bank Abp (Financials)	(a)(b)	222,105	1,820,237
Sampo Oyj Class A (Financials)	(a)	11,605	496,155
			4,891,606
Norway–0.8%
Adevinta ASA (Communication Services)	(a)(b)	24,103	405,172
DNB ASA (Financials)	(a)(b)	77,849	1,525,498
Equinor ASA (Energy)	(a)	97,906	1,652,309
NEL ASA (Industrials)	(a)(b)	71,190	240,885
Common Stocks (Continued)		Shares	Value
Norway (continued)
Schibsted ASA Class B (Communication Services)	(a)(b)	3,777	$ 140,204
Schibsted ASA Class A (Communication Services)	(a)(b)	1,231	52,465
Telenor ASA (Communication Services)	(a)	13,272	225,289
			4,241,822
Israel–0.6%
Azrieli Group Ltd. (Real Estate)	(a)	386	24,533
Bank Hapoalim BM (Financials)	(a)(b)	222,131	1,525,649
Bank Leumi Le-Israel BM (Financials)	(a)	46,383	273,788
Energix-Renewable Energies Ltd. (Utilities)	(a)	4,164	19,024
Israel Discount Bank Ltd. Class A (Financials)	(a)	72,522	280,012
Mizrahi Tefahot Bank Ltd. (Financials)	(a)	6,507	150,946
Nice Ltd. (Information Technology)	(a)(b)	1,934	547,162
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	13,903	134,319
			2,955,433
Belgium–0.5%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	15,538	1,084,035
Elia Group SA / N.V. (Utilities)	(a)	483	57,651
UCB SA (Health Care)	(a)	4,668	482,192
Umicore SA (Materials)	(a)	12,452	598,506
Warehouses De Pauw CVA (Real Estate)	(a)	5,497	190,573
			2,412,957
Portugal–0.4%
EDP - Energias de Portugal SA (Utilities)	(a)	122,018	765,847
Galp Energia SGPS SA (Energy)	(a)	96,401	1,021,503
			1,787,350
Austria–0.3%
ams AG (Information Technology)	(a)(b)	786	17,126
Erste Group Bank AG (Financials)	(a)(b)	10,781	328,419
Raiffeisen Bank International AG (Financials)	(a)(b)	66,729	1,356,042
			1,701,587
New Zealand–0.3%
a2 Milk Co. Ltd. / The (Consumer Staples)	(a)(b)	75,101	662,707
a2 Milk Co. Ltd. / The (Consumer Staples)	(a)(b)	17,247	150,005
Air New Zealand Ltd. (Industrials)	(a)(b)	38,555	50,110
Auckland International Airport Ltd. (Industrials)	(a)(b)	8,882	48,572
Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	(a)	26,109	620,056
Xero Ltd. (Information Technology)	(a)(b)	158	17,933
			1,549,383
Macao–0.3%
Sands China Ltd. (Consumer Discretionary)	(a)	316,400	1,381,844
China–0.1%
Sinopec Engineering Group Co. Ltd. (Industrials)	(a)	400	173
Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	(a)	985,800	712,637
			712,810
Luxembourg–0.1%
Aroundtown SA (Real Estate)	(a)	28,375	211,562
Eurofins Scientific SE (Health Care)	(a)(b)	2,835	239,121
RTL Group SA (Communication Services)	(a)(b)	1,677	81,587
			532,270

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
United Arab Emirates–0.0%
Network International Holdings PLC (Information Technology)	(a)(b)	25,697	$ 115,783
United States–0.0%
Sims Ltd. (Materials)	(a)	6,058	62,642
Total Common Stocks (Cost $457,359,014)			$501,292,850

Preferred Securities–0.7%		Rate	Quantity	Value
Germany–0.7%
Henkel AG & Co. KGaA (Consumer Staples)	(a)	2.004% (d)	216	$ 24,355
Porsche Automobil Holding SE (Consumer Discretionary)	(a)	3.918% (d)	625	43,173
Schaeffler AG (Consumer Discretionary)	(a)	6.584% (d)	3,339	27,957
Volkswagen AG (Consumer Discretionary)	(a)	3.189% (d)	18,055	3,374,186
				3,469,671
Italy–0.0%
Telecom Italia SpA (Communication Services)	(a)	6.489% (d)	305,749	159,315
Total Preferred Securities (Cost $3,359,675)				$ 3,628,986
Warrants –0.0%		Shares	Value
Switzerland–0.0%
Cie Financiere Richemont SA (Consumer Discretionary)	(c)	126,446	$ 32,850
Total Warrants (Cost $0)			$ 32,850

Rights –0.0%		Shares	Value
Spain–0.0%
Repsol SA (Energy)	(b)(c)	71,793	$ 24,619
Australia–0.0%
IGO Ltd. (Materials)	(b)(c)	775	1,064
Total Rights (Cost $25,195)			$ 25,683

Money Market Funds–1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(e)	6,903,521	$ 6,904,902
Total Money Market Funds (Cost $6,904,902)			$ 6,904,902
Total Investments – 101.5% (Cost $467,648,786)	(f)		$511,885,271
Liabilities in Excess of Other Assets – (1.5)%	(g)		(7,469,084)
Net Assets – 100.0%			$504,416,187

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $504,652,911 or 100.0% of the Portfolio’s net assets.
(b)	Non-income producing security.
(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $327,458 or 0.1% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.
(e)	Rate represents the seven-day yield at December 31, 2020.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(g)	Includes $522,720 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	60	March 19, 2021	$6,329,807	$6,392,400	$62,593	$(59,420)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
Performance as of December 31, 2020
Average Annual returns
One year	37.87%
Five years	20.91%
Ten years	16.92%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.81% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 37.87% versus 38.49% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Due to the concentrated nature of the Portfolio, our relative underperformance was due largely to the individual stocks in the Portfolio rather than a market condition or investment strategy that worked for or against us. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Strong stock selection in the Communication Services sector contributed to relative outperformance, as did stock selection in the Materials sector. Stock selection in the Consumer Discretionary and Financials sectors detracted from relative results. (1)
Again, due to the concentrated nature of the Portfolio, sector holdings are significantly different from those in the benchmark. Overall sector allocation contributed to performance. Our underweight allocation to the Consumer Staples sector and overweight allocation to the Consumer Discretionary sector contributed to relative outperformance, while our underweight in Information Technology and overweight in Communication Services detracted from relative results. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Snap, Inc. Class A (“Snap”) was a top relative contributor, as the social media operator reported results that beat estimates, driven by faster average-revenue-per-user growth in North America and Europe and new user growth in the rest of the world. As Snap introduced new features, and as the company has matured, we have begun to see its business model evolve into a core digital advertising platform with the potential for significant growth. Align Technology, Inc ("Align")., a medical device company that designs, manufactures and markets dentistry products, was also among the top contributors. During the year, the company reported results that surpassed estimates, and its strong balance sheet has enabled the company to invest significantly. We continue to believe that Align is competitively positioned to capitalize on the long-term trend away from traditional bracket braces to clear aligners. Twilio, Inc., Class A, a cloud-based Platform-as-a-Service company, was also a top contributor. The company reported better-than-expected results and had increased demand for its customer engagement platform, as digital transformation efforts were accelerated amid the COVID-19 pandemic. (1)
Tesla, Inc., a leading electric vehicle manufacturer, reported impressive sales that held up meaningfully better than those of its peers. Due to our underweight position relative to the benchmark, and the stock’s very strong performance, the company was among the top relative detractors. Cardiovascular-focused medical device company Boston Scientific Corp. detracted from performance, as medical procedures were canceled or delayed due to the pandemic and, later, as it voluntarily recalled its Lotus Edge transcatheter aortic valve replacement (“TAVR”) product. We remain constructive on the stock despite this setback, as the TAVR market is currently a small portion of the company’s revenue and profitability and, in our view, the company is attractively valued as one of the fastest-growing companies within the medical technology industry. An underweight to Apple, Inc. was the third largest relative detractor. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio did not hold any derivatives. The Portfolio participated in the following IPOs during the year: Airbnb, Inc., Class A (“Airbnb”), Altimeter Growth Corp. (“Altimeter”), DoorDash, Inc.(“DoorDash”), Class A, and Snowflake, Inc. (“Snowflake”). Airbnb, Altimeter, and Snowflake collectively contributed 12 basis points to performance, while DoorDash detracted 2 basis points from performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	97.9
Money Market Funds and Other Net Assets	2.1
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Amazon.com, Inc.	8.6
2.	Microsoft Corp.	7.7
3.	Mastercard, Inc. Class A	6.1
4.	Apple, Inc.	5.4
5.	Facebook, Inc. Class A	4.1
6.	T-Mobile U.S., Inc.	3.5
7.	salesforce.com, Inc.	3.2
8.	Booking Holdings, Inc.	3.2
9.	Texas Instruments, Inc.	3.1
10.	Alphabet, Inc. Class C	2.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	35.6
Consumer Discretionary	18.7
Communication Services	18.1
Health Care	16.4
Industrials	4.9
Real Estate	2.0
Materials	1.9
Financials	0.3
97.9

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–97.9%		Shares	Value
Communication Services–18.1%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,406	$ 5,966,903
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	30,893	8,438,732
Match Group, Inc. (Interactive Media & Svs.)	(a)	19,824	2,997,190
Netflix, Inc. (Entertainment)	(a)	8,712	4,710,840
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	103,025	5,158,462
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	52,528	7,083,401
Walt Disney Co. / The (Entertainment)	(a)	14,377	2,604,825
			36,960,353
Consumer Discretionary–18.7%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,361	17,460,402
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	2,892	6,441,265
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	20,049	1,489,039
DoorDash, Inc. Class A (Internet & Direct Marketing Retail)	(a)	3,247	463,509
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	7,239	4,531,621
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		31,656	4,478,374
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	62,097	3,167,568
			38,031,778
Financials–0.3%
Altimeter Growth Corp. (Capital Markets)	(a)	54,974	714,662
Health Care–16.4%
Accolade, Inc. (Health Care Technology)	(a)	11,199	487,157
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	9,243	4,939,274
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	8,349	1,392,446
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	130,461	4,690,073
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		12,213	4,437,227
Danaher Corp. (Health Care Equip. & Supplies)		22,110	4,911,516
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	118,866	3,645,620
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	34,916	2,277,222
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	8,733	$ 3,231,210
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	34,533	3,309,988
			33,321,733
Industrials–4.9%
CoStar Group, Inc. (Professional Svs.)	(a)	4,387	4,054,816
L3Harris Technologies, Inc. (Aerospace & Defense)		31,246	5,906,119
			9,960,935
Information Technology–35.6%
Adobe, Inc. (Software)	(a)	11,821	5,911,919
Apple, Inc. (Tech. Hardware, Storage & Periph.)		83,079	11,023,752
ASML Holding N.V. (Semiconductors & Equip.)		9,785	4,772,340
Atlassian Corp. PLC Class A (Software)	(a)	9,749	2,279,999
Avalara, Inc. (Software)	(a)	6,066	1,000,223
Mastercard, Inc. Class A (IT Svs.)		34,613	12,354,764
Microsoft Corp. (Software)		70,364	15,650,361
NVIDIA Corp. (Semiconductors & Equip.)		7,815	4,080,993
salesforce.com, Inc. (Software)	(a)	29,271	6,513,676
Texas Instruments, Inc. (Semiconductors & Equip.)		38,608	6,336,731
Twilio, Inc. Class A (IT Svs.)	(a)	7,529	2,548,566
			72,473,324
Materials–1.9%
Sherwin-Williams Co. / The (Chemicals)		5,276	3,877,385
Real Estate–2.0%
American Tower Corp. (Equity REIT)		18,055	4,052,625
Total Common Stocks (Cost $123,264,292)			$199,392,795

Money Market Funds–2.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(c)	4,102,162	$ 4,102,983
Total Money Market Funds (Cost $4,102,983)			$ 4,102,983
Total Investments – 99.9% (Cost $127,367,275)	(d)		$203,495,778
Other Assets in Excess of Liabilities – 0.1%			142,379
Net Assets – 100.0%			$203,638,157

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,531,621 or 2.2% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at December 31, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Venture Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.
Performance as of December 31, 2020
Average Annual returns
One year	34.04%
Five years	16.32%
Ten years	15.27%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.88% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 34.04% versus 34.63% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio’s relative performance was hindered by our more cautious approach to a narrow group of high-growth, high-valuation stocks that have led the market over the past year, and across different market conditions. Many of these companies were perceived to be immune to, or beneficiaries of, the COVID-19 crisis, often because of their virtual business models. Even so, this extended outperformance is unusual and has left many of these companies with lofty valuations that, in our view, are not justified by their long-term earnings potential. We are not willing to pay any price for growth, even when we like underlying business models, and we see heightened risk attached to these soaring valuations, especially in cases where companies are not yet profitable and where the path to profitability may be less clear. We remain committed to our disciplined approach, which is designed to provide long-term, risk-adjusted returns and has proven successful in the past. We were also encouraged to see a number of our long-term secular growth companies return strong positive performance for the year, helping to offset the drag from the underweight to the high-valuation stocks. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Sector allocation aided relative performance, led by an overweight to Information Technology. Stock selection in Health Care and Information Technology detracted from relative performance, as the Portfolio was underweight in the high-valuation, and in many cases, unprofitable, growth companies that led the market in 2020. Stock selection in Real Estate and Consumer Discretionary contributed to relative returns. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  QuantumScape Corp. Class A PIPE was the top relative contributor. This newly public company is developing a next-generation, solid-state battery that will allow electric vehicles to charge faster and travel farther. While the battery may not reach the market for several years, the company is already receiving interest from vehicle manufacturers such as Volkswagen AG. The stock has benefited as investors have looked to capitalize on long-term growth potential in the electric vehicle market. The Trade Desk, Inc. Class A (“Trade Desk”), another contributor, provides a cloud-based platform that automates advertising placement across different mediums. The stock outperformed, as the company’s business remained resilient despite the pandemic. Given its market leadership and existing relationships with ad agencies, we believe Trade Desk is well positioned to benefit from this growth. Catalent, Inc., the third largest relative contributor, provides drug delivery technologies to a diverse range of biotechnology and pharmaceutical products. The stock received heightened attention in the third quarter of 2020, after the company signed manufacturing agreements with three of the four leading companies developing COVID-19 vaccines through Project Warp Speed. On a longer-term basis, we are excited about the company’s investments in gene therapy, an area of innovation that could revolutionize medicine. We believe it represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries. (1)
Lack of exposure to Teladoc Health, Inc. and Plug Power, Inc., two strong-performing benchmark holdings, detracted most from relative performance. The Portfolio’s investment in amusement park company Cedar Fair LP was the third largest detractor. Amusement parks depend on human proximity, and the coronavirus crisis forced the company to delay the opening of its parks, while also reducing attendance after gates were opened. Due to near-term uncertainty for its business, we exited the position. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio did not hold any derivatives. It participated in 18 IPOs during the period, which in aggregate contributed 4.22% (422 basis points) to the Portfolio’s absolute return. The largest contributions were 908 Devices, Inc. (93 basis points), Laird Superfood, Inc. (53 basis points) and Pulmonx Corp. (52 basis points). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	100.5
Rights (4)	0.0
Money Market Funds Less Net Liabilities	(0.5)
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	QuantumScape Corp. Class A PIPE	4.6
2.	Nice Ltd. – ADR	3.0
3.	Catalent, Inc.	2.8
4.	SS&C Technologies Holdings, Inc.	1.9
5.	J2 Global, Inc.	1.7
6.	Terminix Global Holdings, Inc.	1.7
7.	Sensient Technologies Corp.	1.6
8.	Paylocity Holding Corp.	1.6
9.	Broadridge Financial Solutions, Inc.	1.5
10.	Descartes Systems Group, Inc. / The	1.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	33.5
Health Care	30.7
Industrials	11.9
Consumer Discretionary	10.8
Financials	3.8
Materials	3.5
Real Estate	2.6
Consumer Staples	2.4
Communication Services	1.3
100.5

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–100.5%		Shares	Value
Communication Services–1.3%
Manchester United PLC Class A (Entertainment)		46,416	$ 777,004
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	120,958	1,557,334
			2,334,338
Consumer Discretionary–10.8%
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	31,460	1,579,607
Lovesac Co. / The (Household Durables)	(a)	38,133	1,643,151
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a)	13,603	832,776
QuantumScape Corp. Class A PIPE (Acquired September 04, 2020, Cost $997,910) (Auto Components)	(b)	99,791	8,427,350
Stride, Inc. (Diversified Consumer Svs.)	(a)	39,633	841,408
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	59,029	3,011,069
Thor Industries, Inc. (Automobiles)		9,301	864,900
Visteon Corp. (Auto Components)	(a)	11,708	1,469,588
Williams-Sonoma, Inc. (Specialty Retail)		10,874	1,107,408
			19,777,257
Consumer Staples–2.4%
BellRing Brands, Inc. Class A (Personal Products)	(a)	33,198	807,043
Casey's General Stores, Inc. (Food & Staples Retailing)		5,428	969,549
Hain Celestial Group, Inc. / The (Food Products)	(a)	20,536	824,521
Laird Superfood, Inc. (Food Products)	(a)	29,337	1,388,227
Ontex Group N.V. (Personal Products)	(a)(c)	24,721	332,346
			4,321,686
Financials–3.8%
Assetmark Financial Holdings, Inc. (Capital Markets)	(a)	27,123	656,377
LendingTree, Inc. (Consumer Finance)	(a)	3,680	1,007,547
LPL Financial Holdings, Inc. (Capital Markets)		25,540	2,661,779
Novus Capital Corp. (Capital Markets)	(a)	55,447	867,746
RLI Corp. (Insurance)		15,915	1,657,547
			6,850,996
Health Care–30.7%
Acceleron Pharma, Inc. (Biotechnology)	(a)	6,151	786,959
Akero Therapeutics, Inc. (Biotechnology)	(a)	20,544	530,035
Amicus Therapeutics, Inc. (Biotechnology)	(a)	54,415	1,256,442
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	5,334	889,605
Axogen, Inc. (Health Care Equip. & Supplies)	(a)	60,917	1,090,414
Bio-Techne Corp. (Life Sciences Tools & Svs.)		4,585	1,455,967
Bridgebio Pharma, Inc. (Biotechnology)	(a)	24,946	1,773,910
Catalent, Inc. (Pharmaceuticals)	(a)	48,749	5,073,308
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	58,767	1,282,884
CryoPort, Inc. (Health Care Equip. & Supplies)	(a)	31,894	1,399,509
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	14,337	818,213
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	23,478	1,093,370
Eargo, Inc. (Health Care Equip. & Supplies)	(a)	12,030	539,185
FibroGen, Inc. (Biotechnology)	(a)	29,808	1,105,579
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	14,601	1,098,871
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	17,679	765,677
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	33,217	2,166,413
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	8,124	937,591
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	35,130	1,500,402
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	14,125	984,654
Heska Corp. (Health Care Equip. & Supplies)	(a)	5,736	835,448
ICON PLC (Life Sciences Tools & Svs.)	(a)	5,821	1,134,979
Common Stocks (Continued)		Shares	Value
Health Care (continued)
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	7,902	$ 1,694,900
Insmed, Inc. (Biotechnology)	(a)	35,532	1,182,860
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	37,728	2,449,302
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	16,938	1,684,484
Mersana Therapeutics, Inc. (Biotechnology)	(a)	36,013	958,306
Mirati Therapeutics, Inc. (Biotechnology)	(a)	6,746	1,481,691
Myovant Sciences Ltd. (Biotechnology)	(a)	40,846	1,128,167
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	43,237	2,327,880
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	14,060	1,347,651
Oak Street Health, Inc. (Health Care Providers & Svs.)	(a)	9,028	552,152
Phathom Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	14,716	488,866
Phreesia, Inc. (Health Care Technology)	(a)	26,285	1,426,224
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	27,636	963,667
Providence Service Corp. / The (Health Care Providers & Svs.)	(a)	10,812	1,498,868
PTC Therapeutics, Inc. (Biotechnology)	(a)	22,847	1,394,352
Pulmonx Corp. (Health Care Equip. & Supplies)	(a)	15,190	1,048,414
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a)	32,029	952,222
Rocket Pharmaceuticals, Inc. (Biotechnology)	(a)	11,584	635,267
Seres Therapeutics, Inc. (Biotechnology)	(a)	21,318	522,291
STERIS PLC (Health Care Equip. & Supplies)		8,045	1,524,849
Surmodics, Inc. (Health Care Equip. & Supplies)	(a)	16,824	732,180
Travere Therapeutics, Inc. (Biotechnology)	(a)	29,432	802,169
Vaxcyte, Inc. (Pharmaceuticals)	(a)	5,045	134,046
Zogenix, Inc. (Pharmaceuticals)	(a)	30,836	616,412
			56,066,635
Industrials–11.9%
Alamo Group, Inc. (Machinery)		7,635	1,053,248
AMERCO (Road & Rail)		1,531	695,013
Brady Corp. Class A (Commercial Svs. & Supplies)		34,420	1,818,064
Cimpress PLC (Commercial Svs. & Supplies)	(a)	7,186	630,500
Clarivate PLC (Professional Svs.)	(a)	73,955	2,197,203
Construction Partners, Inc. Class A (Construction & Engineering)	(a)	34,542	1,005,518
CSW Industrials, Inc. (Building Products)		16,527	1,849,536
EnerSys (Electrical Equip.)		17,576	1,459,862
Gates Industrial Corp. PLC (Machinery)	(a)	72,843	929,477
Hydrofarm Holdings Group, Inc. (Machinery)	(a)	12,595	662,245
ITT, Inc. (Machinery)		26,294	2,025,164
Kornit Digital Ltd. (Machinery)	(a)	17,311	1,542,929
Montrose Environmental Group, Inc. (Commercial Svs. & Supplies)	(a)	28,731	889,512
Nordson Corp. (Machinery)		7,586	1,524,407
Rexnord Corp. (Machinery)		58,669	2,316,839
SPX Corp. (Machinery)	(a)	19,100	1,041,714
			21,641,231
Information Technology–33.5%
908 Devices, Inc. (Electronic Equip., Instr. & Comp.)	(a)	34,997	1,993,079
Altair Engineering, Inc. Class A (Software)	(a)	24,208	1,408,422
Blackbaud, Inc. (Software)		32,045	1,844,510
Broadridge Financial Solutions, Inc. (IT Svs.)		18,322	2,806,930
ChannelAdvisor Corp. (Software)	(a)	92,831	1,483,439
Descartes Systems Group, Inc. / The (Software)	(a)	47,921	2,802,827
Envestnet, Inc. (Software)	(a)	22,885	1,883,207
Euronet Worldwide, Inc. (IT Svs.)	(a)	19,277	2,793,623
Everbridge, Inc. (Software)	(a)	7,561	1,127,118

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Guidewire Software, Inc. (Software)	(a)	8,955	$ 1,152,777
Intelligent Systems Corp. (Software)	(a)	14,826	594,671
J2 Global, Inc. (Software)	(a)	31,590	3,086,027
LivePerson, Inc. (Software)	(a)	40,939	2,547,634
Medallia, Inc. (Software)	(a)	37,792	1,255,450
Napco Security Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	33,091	867,646
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		20,425	897,475
Nice Ltd. – ADR (Software)	(a)	19,146	5,428,657
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	9,032	1,067,763
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	71,826	2,350,865
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	17,779	1,657,358
Paylocity Holding Corp. (Software)	(a)	14,001	2,882,946
RealPage, Inc. (Software)	(a)	29,907	2,609,087
Repay Holdings Corp. (IT Svs.)	(a)	35,296	961,816
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,975	927,858
Sailpoint Technologies Holdings, Inc. (Software)	(a)	49,699	2,645,975
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	6,371	480,373
SS&C Technologies Holdings, Inc. (Software)		48,329	3,515,935
Trade Desk, Inc. / The Class A (Software)	(a)	2,040	1,634,040
Tyler Technologies, Inc. (Software)	(a)	3,945	1,722,071
WEX, Inc. (IT Svs.)	(a)	6,006	1,222,401
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	33,136	2,387,449
Yext, Inc. (Software)	(a)	62,977	989,999
			61,029,428
Common Stocks (Continued)		Shares	Value
Materials–3.5%
Sealed Air Corp. (Containers & Packaging)		27,339	$ 1,251,853
Sensient Technologies Corp. (Chemicals)		39,720	2,930,144
Valvoline, Inc. (Chemicals)		99,033	2,291,624
			6,473,621
Real Estate–2.6%
Easterly Government Properties, Inc. (Equity REIT)		51,080	1,156,962
FirstService Corp. (Real Estate Mgmt. & Development)		8,939	1,222,497
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	35,498	2,436,228
			4,815,687
Total Common Stocks (Cost $106,865,874)			$183,310,879

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	60,718	$ 41,901
Total Rights (Cost $208,546)			$ 41,901

Money Market Funds–0.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(d)	834,919	$ 835,086
Total Money Market Funds (Cost $835,086)			$ 835,086
Total Investments – 101.0% (Cost $107,909,506)	(e)		$184,187,866
Liabilities in Excess of Other Assets – (1.0)%			(1,736,493)
Net Assets – 100.0%			$182,451,373

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
PIPE:	Private Investment in Public Equity

Footnotes:
(a)	Non-income producing security.
(b)	Represents a security deemed to be restricted. At December 31, 2020, the value of restricted securities in the Portfolio totaled $8,427,350, or 4.6% of the Portfolio’s net assets.
(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $332,346 or 0.2% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Rate represents the seven-day yield at December 31, 2020.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Enterprise Portfolio seeks long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.
Performance as of December 31, 2020
Average Annual returns
One year	19.15%
Five years	15.25%
Ten years	12.68%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.96% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 19.15% versus 35.59% for its benchmark, the Russell Midcap® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In our view, one of the most stunning developments of 2020 was the extreme outperformance of the most expensive stocks in the market. An unusual combination of factors contributed to this imbalance, including low interest rates, disruptions to companies exposed to the physical economy as a result of COVID-19, and winner-take-all dynamics that allow companies to quickly scale and dominate markets. Heightened uncertainty around COVID-19 has also made investors willing to pay high prices for any stocks they view as either insulated or benefiting from disruptions to the physical economy due to their virtual or digital business models. This confluence of factors has pushed valuations higher, even when companies have not substantially raised their revenue or earnings outlooks. Instead, these valuation increases have been driven by multiple expansion, a dynamic we find worrisome and unsustainable. In our view, these expensive stocks, in many cases, will fail to produce the future growth rates needed to justify current valuations. Our experience has shown us that such periods of market divergence are not sustainable, and we have continued to approach these expensive, more speculative growth stocks with caution. We continue to rely on our disciplined investment approach to identify compelling mid-cap growth companies we believe have the potential to emerge as market leaders of tomorrow. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Selection and allocation both detracted, with selection being the primary driver of underperformance. Stock selection in Information Technology and Health Care detracted significantly from relative performance as the Portfolio was underweight in high-valuation, and in many cases, unprofitable growth companies that led the market in 2020. An underweight to, and stock selection in, the Consumer Discretionary sector each contributed positively to relative performance. The Portfolio’s lack of exposure to Consumer Staples also lifted relative results, while an overweight to Financials stocks detracted. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Wayfair, Inc. Class A (“Wayfair”) was a top relative contributor. Wayfair sells discounted furniture and housing accessories through its website, a business that benefited from consumers’ willingness to spend money online to make the pandemic-driven lockdown period more enjoyable. Sales trends were strong, aided by the company’s expanded product breadth and customer reach. The company is also seeing more customers return for second or third purchases, an indicator of customer loyalty. Nice Ltd. - ADR, the second largest relative contributor, offers technology solutions for call centers and data security, functions that were critical as more business interactions and commerce moved online during the pandemic. Its services include sophisticated analytical applications that have helped boost customer engagement, and it benefits from recurring revenue streams and high customer retention rates. These attributes helped support its financial results and stock performance. Catalent, Inc., the third largest relative contributor, provides drug delivery technologies to a diverse range of biotechnology and pharmaceutical products. The stock received heightened attention in the third quarter of 2020 after the company signed manufacturing agreements with three of the four leading companies developing COVID-19 vaccines through Project Warp Speed. On a longer-term basis, we are excited about Catalent, Inc’s investments in gene therapy, an area of innovation that could revolutionize medicine. We believe it represents a less-risky way to invest in the innovation taking place in the biotechnology and pharmaceutical industries. (1)
Cardiovascular-focused medical device company Boston Scientific Corp. was the top relative detractor, as medical procedures were canceled or delayed due to the pandemic and, later, as it voluntarily recalled its Lotus Edge transcatheter aortic valve replacement (“TAVR”) product. We remain constructive on the stock despite this setback, as the TAVR market is currently a small portion of the company’s revenue and profitability and, in our view, the company is attractively valued as one of the fastest-growing companies within the medical technology industry. Cimpress PLC, another top relative detractor, produces marketing collateral for small businesses and the business-to-consumer segment. The stock declined early in the year after the company reported lower-than-expected revenue growth, and the company continued to face headwinds from the weaker economy in 2020. In our view, Cimpress PLC has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards at competitive costs. We also believe the company has the ability to improve its profit margins. AON PLC, the third largest detractor, is a global professional services company that specializes in risk management and human resources consulting. The stock declined in the first quarter, along with the rest of the equity market, as the pandemic fueled financial market uncertainty. While the stock rebounded, it received less attention from investors who were looking for less defensive, more technology-driven investments that might benefit from trends around the pandemic. Later in the year, it was also less appealing to investors looking for more cyclical exposure tied to vaccine distribution and a reopening of the economy. (1)

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio did not hold any derivatives. It participated in nine IPOs that, in aggregate, contributed 54 basis points to absolute return, led by a 31 basis point contribution from Royalty Pharma PLC Class A. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap® Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	100.6
Money Market Funds Less Net Liabilities	(0.6)
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Microchip Technology, Inc.	3.1
2.	Nice Ltd. – ADR	2.7
3.	SS&C Technologies Holdings, Inc.	2.6
4.	Aon PLC Class A	2.5
5.	KLA-Tencor Corp.	2.4
6.	TE Connectivity Ltd.	2.4
7.	Sensata Technologies Holding PLC	2.4
8.	LPL Financial Holdings, Inc.	2.3
9.	Broadridge Financial Solutions, Inc.	2.3
10.	WEX, Inc.	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	40.1
Industrials	18.2
Health Care	17.6
Financials	11.5
Consumer Discretionary	7.4
Real Estate	2.7
Materials	1.3
Utilities	1.3
Communication Services	0.5
100.6

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–100.6%		Shares	Value
Communication Services–0.5%
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a)	12,799	$ 545,237
Consumer Discretionary–7.4%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	870	127,716
Aramark (Hotels, Restaurants & Leisure)		24,309	935,410
Burlington Stores, Inc. (Specialty Retail)	(a)	2,847	744,633
CarMax, Inc. (Specialty Retail)	(a)	15,738	1,486,611
DoorDash, Inc. Class A (Internet & Direct Marketing Retail)	(a)	715	102,066
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	12,213	613,215
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		43,396	1,215,522
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	23,729	1,210,416
Visteon Corp. (Auto Components)	(a)	6,490	814,625
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	3,871	874,111
			8,124,325
Financials–11.5%
Aon PLC Class A (Insurance)		12,769	2,697,707
CBOE Global Markets, Inc. (Capital Markets)		7,213	671,675
Charles Schwab Corp. / The (Capital Markets)		17,214	913,030
Intact Financial Corp. (Insurance)		16,115	1,908,125
LPL Financial Holdings, Inc. (Capital Markets)		24,740	2,578,403
MSCI, Inc. (Capital Markets)		1,657	739,900
SVB Financial Group (Banks)	(a)	2,863	1,110,357
W.R. Berkley Corp. (Insurance)		25,528	1,695,570
Willis Towers Watson PLC (Insurance)		1,137	239,543
			12,554,310
Health Care–17.6%
Abcam PLC – ADR (Biotechnology)	(a)	13,895	299,437
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	2,707	451,473
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	8,388	735,544
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	51,112	1,837,476
Catalent, Inc. (Pharmaceuticals)	(a)	22,005	2,290,060
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		5,851	2,125,785
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		17,636	923,421
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	28,740	881,456
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,092	1,092,183
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	1,988	735,560
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	7,181	688,299
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		9,061	1,300,254
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	8,883	1,114,284
Royalty Pharma PLC Class A (Pharmaceuticals)		13,665	683,933
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	3,940	671,731
Teleflex, Inc. (Health Care Equip. & Supplies)		2,830	1,164,743
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	5,103	893,076
Waters Corp. (Life Sciences Tools & Svs.)	(a)	5,166	1,278,172
			19,166,887
Industrials–18.2%
Cimpress PLC (Commercial Svs. & Supplies)	(a)	11,239	986,110
CoStar Group, Inc. (Professional Svs.)	(a)	1,211	1,119,303
Edenred (Commercial Svs. & Supplies)	(b)	16,514	937,850
Ferguson PLC (Trading Companies & Distributors)	(b)	8,691	1,055,960
IHS Markit Ltd. (Professional Svs.)		7,898	709,477
Ingersoll Rand, Inc. (Machinery)	(a)	27,048	1,232,307
J.B. Hunt Transport Services, Inc. (Road & Rail)		7,726	1,055,758
L3Harris Technologies, Inc. (Aerospace & Defense)		7,492	1,416,138
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Middleby Corp. / The (Machinery)	(a)	5,066	$ 653,109
Rexnord Corp. (Machinery)		28,424	1,122,464
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		31,551	2,194,372
Ryanair Holdings PLC – ADR (Airlines)	(a)	10,712	1,178,106
Sensata Technologies Holding PLC (Electrical Equip.)	(a)	48,953	2,581,781
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	3,870	1,516,962
Verisk Analytics, Inc. (Professional Svs.)		5,120	1,062,861
Westinghouse Air Brake Technologies Corp. (Machinery)		13,843	1,013,308
			19,835,866
Information Technology–40.1%
Amdocs Ltd. (IT Svs.)		28,127	1,995,048
Atlassian Corp. PLC Class A (Software)	(a)	7,932	1,855,057
Bill.com Holdings, Inc. (Software)	(a)	1,537	209,800
Broadridge Financial Solutions, Inc. (IT Svs.)		16,228	2,486,129
Ceridian HCM Holding, Inc. (Software)	(a)	16,287	1,735,543
Constellation Software, Inc. (Software)		1,703	2,211,425
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)		12,423	1,206,646
Dynatrace, Inc. (Software)	(a)	13,781	596,304
Euronet Worldwide, Inc. (IT Svs.)	(a)	4,493	651,125
Fidelity National Information Services, Inc. (IT Svs.)		12,415	1,756,226
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	82,338	1,480,437
Global Payments, Inc. (IT Svs.)		9,945	2,142,352
GoDaddy, Inc. Class A (IT Svs.)	(a)	26,939	2,234,590
KLA-Tencor Corp. (Semiconductors & Equip.)		10,345	2,678,424
Lam Research Corp. (Semiconductors & Equip.)		4,229	1,997,230
Microchip Technology, Inc. (Semiconductors & Equip.)		24,658	3,405,517
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		36,301	1,595,066
Nice Ltd. – ADR (Software)	(a)	10,293	2,918,477
NXP Semiconductors N.V. (Semiconductors & Equip.)		4,271	679,132
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	51,327	1,679,933
SS&C Technologies Holdings, Inc. (Software)		38,933	2,832,376
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		21,631	2,618,865
WEX, Inc. (IT Svs.)	(a)	11,720	2,385,372
Xilinx, Inc. (Semiconductors & Equip.)		3,101	439,629
			43,790,703
Materials–1.3%
Sealed Air Corp. (Containers & Packaging)		31,259	1,431,350
Real Estate–2.7%
Crown Castle International Corp. (Equity REIT)		5,038	801,999
Lamar Advertising Co. Class A (Equity REIT)		26,313	2,189,768
			2,991,767
Utilities–1.3%
Alliant Energy Corp. (Electric Utilities)		26,560	1,368,637
Total Common Stocks (Cost $79,581,959)			$109,809,082

Money Market Funds–0.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(c)	599,650	$ 599,770
Total Money Market Funds (Cost $599,770)			$ 599,770
Total Investments – 101.1% (Cost $80,181,729)	(d)		$110,408,852
Liabilities in Excess of Other Assets – (1.1)%			(1,215,754)
Net Assets – 100.0%			$109,193,098

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Continued)
Schedule of Investments	December 31, 2020
Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,993,810 or 1.8% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at December 31, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P 500® Index.
Performance as of December 31, 2020
Average Annual returns
One year	17.99%
Five years	14.76%
Ten years	13.40%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.39% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 17.99% versus 18.40% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Eight of the eleven sectors within the benchmark index had positive returns for the period. Information Technology contributed the most, followed by Consumer Discretionary. Energy was the largest detractor for the benchmark and Portfolio returns. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. Stocks contributing the most to the benchmark return were Apple, Inc. and Amazon.com. Stocks that significantly lagged for the year included Exxon Mobil Corp. and Wells Fargo & Co.  (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P 500 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.  (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?
A.  In January 2020, the team added another index analyst, Amruta Joshi. In October, the portfolio management team added another member, Joshua Posner. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	99.9
Money Market Funds Less Net Liabilities	0.1
100.0
Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	6.7
2.	Microsoft Corp.	5.3
3.	Amazon.com, Inc.	4.4
4.	Facebook, Inc. Class A	2.1
5.	Tesla, Inc.	1.7
6.	Alphabet, Inc. Class A	1.7
7.	Alphabet, Inc. Class C	1.6
8.	Berkshire Hathaway, Inc. Class B	1.4
9.	Johnson & Johnson	1.3
10.	JPMorgan Chase & Co.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	27.6
Health Care	13.4
Consumer Discretionary	12.7
Communication Services	10.8
Financials	10.4
Industrials	8.4
Consumer Staples	6.5
Utilities	2.8
Materials	2.6
Real Estate	2.4
Energy	2.3
99.9

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–99.9%		Shares	Value
Communication Services–10.8%
Activision Blizzard, Inc. (Entertainment)		30,012	$ 2,786,614
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	11,656	20,428,772
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	11,267	19,738,432
AT&T, Inc. (Diversified Telecom. Svs.)		276,436	7,950,299
CenturyLink, Inc. (Diversified Telecom. Svs.)		38,079	371,270
Charter Communications, Inc. Class A (Media)	(a)	5,664	3,747,019
Comcast Corp. Class A (Media)		177,153	9,282,817
Discovery, Inc. Class A (Media)	(a)	4,818	144,974
Discovery, Inc. Class C (Media)	(a)	13,038	341,465
DISH Network Corp. Class A (Media)	(a)	9,533	308,297
Electronic Arts, Inc. (Entertainment)		11,264	1,617,510
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	93,256	25,473,809
Fox Corp. Class A (Media)		14,375	418,600
Fox Corp. Class B (Media)		4,539	131,086
Interpublic Group of Cos., Inc. / The (Media)		14,983	352,400
Live Nation Entertainment, Inc. (Entertainment)	(a)	5,481	402,744
Netflix, Inc. (Entertainment)	(a)	17,140	9,268,112
News Corp. Class A (Media)		17,551	315,392
News Corp. Class B (Media)		2,267	40,285
Omnicom Group, Inc. (Media)		8,360	521,413
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,459	926,536
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	22,626	3,051,116
Twitter, Inc. (Interactive Media & Svs.)	(a)	30,872	1,671,719
Verizon Communications, Inc. (Diversified Telecom. Svs.)		160,490	9,428,788
ViacomCBS, Inc. Class B (Media)		21,936	817,335
Walt Disney Co. / The (Entertainment)	(a)	70,242	12,726,446
			132,263,250
Consumer Discretionary–12.7%
Advance Auto Parts, Inc. (Specialty Retail)		2,638	415,511
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	16,544	53,882,650
Aptiv PLC (Auto Components)		10,492	1,367,003
AutoZone, Inc. (Specialty Retail)	(a)	903	1,070,452
Best Buy Co., Inc. (Specialty Retail)		8,975	895,615
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,588	3,536,905
BorgWarner, Inc. (Auto Components)		9,390	362,830
CarMax, Inc. (Specialty Retail)	(a)	6,419	606,339
Carnival Corp. (Hotels, Restaurants & Leisure)		28,912	626,234
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,086	1,505,967
D.R. Horton, Inc. (Household Durables)		12,890	888,379
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,061	602,866
Dollar General Corp. (Multiline Retail)		9,511	2,000,163
Dollar Tree, Inc. (Multiline Retail)	(a)	9,159	989,538
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,535	588,611
eBay, Inc. (Internet & Direct Marketing Retail)		25,391	1,275,898
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,914	874,250
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5,267	697,351
Ford Motor Co. (Automobiles)		151,758	1,333,953
Gap, Inc. / The (Specialty Retail)	(a)	7,927	160,046
Garmin Ltd. (Household Durables)		5,753	688,404
General Motors Co. (Automobiles)		48,829	2,033,240
Genuine Parts Co. (Distributors)		5,609	563,312
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		13,520	197,122
Hasbro, Inc. (Leisure Products)		4,940	462,088
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		10,802	1,201,831
Home Depot, Inc. / The (Specialty Retail)		41,761	11,092,557
L Brands, Inc. (Specialty Retail)		8,951	332,888
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		12,698	$ 756,801
Leggett & Platt, Inc. (Household Durables)		5,297	234,657
Lennar Corp. Class A (Household Durables)		10,704	815,966
LKQ Corp. (Distributors)	(a)	10,797	380,486
Lowe's Cos., Inc. (Specialty Retail)		28,432	4,563,620
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		10,307	1,359,699
McDonald's Corp. (Hotels, Restaurants & Leisure)		28,898	6,200,933
MGM Resorts International (Hotels, Restaurants & Leisure)		15,896	500,883
Mohawk Industries, Inc. (Household Durables)	(a)	2,319	326,863
Newell Brands, Inc. (Household Durables)		14,362	304,905
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		48,690	6,888,174
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	12,279	312,255
NVR, Inc. (Household Durables)	(a)	135	550,781
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,810	1,271,722
Pool Corp. (Distributors)		1,557	579,982
PulteGroup, Inc. (Household Durables)		10,381	447,629
PVH Corp. (Textiles, Apparel & Luxury Goods)		2,732	256,507
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,869	193,890
Ross Stores, Inc. (Specialty Retail)		13,813	1,696,375
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		7,239	540,681
Starbucks Corp. (Hotels, Restaurants & Leisure)		45,528	4,870,585
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		10,713	332,960
Target Corp. (Multiline Retail)		19,424	3,428,919
Tesla, Inc. (Automobiles)	(a)	29,418	20,759,400
Tiffany & Co. (Specialty Retail)		4,169	548,015
TJX Cos., Inc. / The (Specialty Retail)		46,597	3,182,109
Tractor Supply Co. (Specialty Retail)		4,505	633,313
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,178	625,434
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	7,031	120,722
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	7,698	114,546
V.F. Corp. (Textiles, Apparel & Luxury Goods)		12,405	1,059,511
Whirlpool Corp. (Household Durables)		2,441	440,576
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,754	423,564
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		11,707	1,270,912
			156,245,378
Consumer Staples–6.5%
Altria Group, Inc. (Tobacco)		72,146	2,957,986
Archer-Daniels-Midland Co. (Food Products)		21,603	1,089,007
Brown-Forman Corp. Class B (Beverages)		7,048	559,823
Campbell Soup Co. (Food Products)		7,781	376,211
Church & Dwight Co., Inc. (Household Products)		9,603	837,670
Clorox Co. / The (Household Products)		4,893	987,995
Coca-Cola Co. / The (Beverages)		150,028	8,227,535
Colgate-Palmolive Co. (Household Products)		33,274	2,845,260
Conagra Brands, Inc. (Food Products)		18,841	683,175
Constellation Brands, Inc. Class A (Beverages)		6,574	1,440,035
Costco Wholesale Corp. (Food & Staples Retailing)		17,113	6,447,836
Estee Lauder Cos., Inc. / The Class A (Personal Products)		8,788	2,339,278
General Mills, Inc. (Food Products)		23,743	1,396,088
Hershey Co. / The (Food Products)		5,731	873,003
Hormel Foods Corp. (Food Products)		10,899	508,002
J.M. Smucker Co. / The (Food Products)		4,479	517,772

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Kellogg Co. (Food Products)		9,896	$ 615,828
Kimberly-Clark Corp. (Household Products)		13,217	1,782,048
Kraft Heinz Co. / The (Food Products)		25,156	871,907
Kroger Co. / The (Food & Staples Retailing)		30,192	958,898
Lamb Weston Holdings, Inc. (Food Products)		5,617	442,283
McCormick & Co., Inc. (Food Products)		9,644	921,966
Molson Coors Beverage Co. Class B (Beverages)		7,201	325,413
Mondelez International, Inc. Class A (Food Products)		55,480	3,243,916
Monster Beverage Corp. (Beverages)	(a)	14,354	1,327,458
PepsiCo, Inc. (Beverages)		53,598	7,948,583
Philip Morris International, Inc. (Tobacco)		60,423	5,002,420
Procter & Gamble Co. / The (Household Products)		96,150	13,378,311
Sysco Corp. (Food & Staples Retailing)		19,760	1,467,378
Tyson Foods, Inc. Class A (Food Products)		11,375	733,005
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		27,976	1,115,683
Walmart, Inc. (Food & Staples Retailing)		53,757	7,749,072
			79,970,845
Energy–2.3%
Apache Corp. (Oil, Gas & Consumable Fuels)		14,684	208,366
Baker Hughes Co. (Energy Equip. & Svs.)		26,611	554,839
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		15,352	249,931
Chevron Corp. (Oil, Gas & Consumable Fuels)		74,684	6,307,064
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7,582	442,410
ConocoPhillips (Oil, Gas & Consumable Fuels)		41,510	1,659,985
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		14,927	235,996
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6,000	290,400
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		22,668	1,130,453
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		164,041	6,761,770
Halliburton Co. (Energy Equip. & Svs.)		34,195	646,285
Hess Corp. (Oil, Gas & Consumable Fuels)		10,607	559,944
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5,727	148,043
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		75,657	1,034,231
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		30,552	203,782
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		25,301	1,046,449
NOV, Inc. (Energy Equip. & Svs.)		15,087	207,144
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		32,535	563,181
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		17,215	660,712
Phillips 66 (Oil, Gas & Consumable Fuels)		16,966	1,186,602
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6,377	726,277
Schlumberger N.V. (Energy Equip. & Svs.)		53,951	1,177,750
TechnipFMC PLC (Energy Equip. & Svs.)		16,254	152,788
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		15,848	896,521
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		47,219	946,741
			27,997,664
Financials–10.4%
Aflac, Inc. (Insurance)		25,341	1,126,914
Allstate Corp. / The (Insurance)		11,805	1,297,724
American Express Co. (Consumer Finance)		25,325	3,062,046
American International Group, Inc. (Insurance)		33,364	1,263,161
Ameriprise Financial, Inc. (Capital Markets)		4,597	893,335
Common Stocks (Continued)		Shares	Value
Financials (continued)
Aon PLC Class A (Insurance)		8,871	$ 1,874,176
Arthur J. Gallagher & Co. (Insurance)		7,454	922,134
Assurant, Inc. (Insurance)		2,274	309,764
Bank of America Corp. (Banks)		295,331	8,951,483
Bank of New York Mellon Corp. / The (Capital Markets)		31,595	1,340,892
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	75,472	17,499,693
BlackRock, Inc. (Capital Markets)		5,500	3,968,470
Capital One Financial Corp. (Consumer Finance)		17,732	1,752,808
CBOE Global Markets, Inc. (Capital Markets)		4,185	389,707
Charles Schwab Corp. / The (Capital Markets)		57,867	3,069,266
Chubb Ltd. (Insurance)		17,527	2,697,756
Cincinnati Financial Corp. (Insurance)		5,855	511,551
Citigroup, Inc. (Banks)		80,781	4,980,956
Citizens Financial Group, Inc. (Banks)		16,596	593,473
CME Group, Inc. (Capital Markets)		13,939	2,537,595
Comerica, Inc. (Banks)		5,280	294,941
Discover Financial Services (Consumer Finance)		11,932	1,080,204
Everest Re Group Ltd. (Insurance)		1,535	359,328
Fifth Third Bancorp (Banks)		27,545	759,416
First Republic Bank (Banks)		6,736	989,720
Franklin Resources, Inc. (Capital Markets)		10,701	267,418
Globe Life, Inc. (Insurance)		3,760	357,050
Goldman Sachs Group, Inc. / The (Capital Markets)		13,340	3,517,891
Hartford Financial Services Group, Inc. / The (Insurance)		13,899	680,773
Huntington Bancshares, Inc. (Banks)		39,489	498,746
Intercontinental Exchange, Inc. (Capital Markets)		21,801	2,513,437
Invesco Ltd. (Capital Markets)		14,492	252,596
JPMorgan Chase & Co. (Banks)		118,238	15,024,503
KeyCorp (Banks)		38,037	624,187
Lincoln National Corp. (Insurance)		6,971	350,711
Loews Corp. (Insurance)		9,095	409,457
M&T Bank Corp. (Banks)		4,970	632,681
MarketAxess Holdings, Inc. (Capital Markets)		1,473	840,435
Marsh & McLennan Cos., Inc. (Insurance)		19,654	2,299,518
MetLife, Inc. (Insurance)		29,657	1,392,396
Moody's Corp. (Capital Markets)		6,265	1,818,354
Morgan Stanley (Capital Markets)		55,441	3,799,372
MSCI, Inc. (Capital Markets)		3,216	1,436,040
Nasdaq, Inc. (Capital Markets)		4,443	589,764
Northern Trust Corp. (Capital Markets)		8,049	749,684
People's United Financial, Inc. (Banks)		16,999	219,797
PNC Financial Services Group, Inc. / The (Banks)		16,449	2,450,901
Principal Financial Group, Inc. (Insurance)		10,011	496,646
Progressive Corp. / The (Insurance)		22,743	2,248,828
Prudential Financial, Inc. (Insurance)		15,401	1,202,356
Raymond James Financial, Inc. (Capital Markets)		4,722	451,754
Regions Financial Corp. (Banks)		37,751	608,546
S&P Global, Inc. (Capital Markets)		9,331	3,067,380
State Street Corp. (Capital Markets)		13,737	999,779
SVB Financial Group (Banks)	(a)	1,999	775,272
Synchrony Financial (Consumer Finance)		21,081	731,721
T. Rowe Price Group, Inc. (Capital Markets)		8,785	1,329,961
Travelers Cos., Inc. / The (Insurance)		9,833	1,380,258
Truist Financial Corp. (Banks)		52,339	2,508,608
U.S. Bancorp (Banks)		53,224	2,479,706
Unum Group (Insurance)		7,876	180,675
W.R. Berkley Corp. (Insurance)		5,398	358,535
Wells Fargo & Co. (Banks)		160,414	4,841,295
Willis Towers Watson PLC (Insurance)		5,000	1,053,400
Zions Bancorp N.A. (Banks)		6,326	274,801
			128,241,745

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Health Care–13.4%
Abbott Laboratories (Health Care Equip. & Supplies)		68,748	$ 7,527,219
AbbVie, Inc. (Biotechnology)		68,480	7,337,632
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,747	566,377
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		11,881	1,407,780
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	8,488	1,326,165
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,785	1,488,248
AmerisourceBergen Corp. (Health Care Providers & Svs.)		5,716	558,796
Amgen, Inc. (Biotechnology)		22,583	5,192,283
Anthem, Inc. (Health Care Providers & Svs.)		9,660	3,101,729
Baxter International, Inc. (Health Care Equip. & Supplies)		19,870	1,594,369
Becton Dickinson and Co. (Health Care Equip. & Supplies)		11,266	2,818,979
Biogen, Inc. (Biotechnology)	(a)	5,970	1,461,814
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	838	488,504
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	55,603	1,998,928
Bristol-Myers Squibb Co. (Pharmaceuticals)		87,684	5,439,039
Cardinal Health, Inc. (Health Care Providers & Svs.)		11,394	610,263
Catalent, Inc. (Pharmaceuticals)	(a)	6,370	662,926
Centene Corp. (Health Care Providers & Svs.)	(a)	22,493	1,350,255
Cerner Corp. (Health Care Technology)		11,886	932,813
Cigna Corp. (Health Care Providers & Svs.)		14,028	2,920,349
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,891	687,038
CVS Health Corp. (Health Care Providers & Svs.)		50,777	3,468,069
Danaher Corp. (Health Care Equip. & Supplies)		24,522	5,447,317
DaVita, Inc. (Health Care Providers & Svs.)	(a)	2,878	337,877
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		8,459	442,913
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	3,725	1,377,207
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	24,189	2,206,762
Eli Lilly & Co. (Pharmaceuticals)		30,804	5,200,947
Gilead Sciences, Inc. (Biotechnology)		48,676	2,835,864
HCA Healthcare, Inc. (Health Care Providers & Svs.)		10,235	1,683,248
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	5,494	367,329
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	10,006	728,737
Humana, Inc. (Health Care Providers & Svs.)		5,136	2,107,147
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,309	1,654,070
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	5,666	2,096,420
Incyte Corp. (Biotechnology)	(a)	7,198	626,082
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,561	3,731,354
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	7,436	1,332,308
Johnson & Johnson (Pharmaceuticals)		102,114	16,070,701
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	3,774	768,198
McKesson Corp. (Health Care Providers & Svs.)		6,231	1,083,696
Medtronic PLC (Health Care Equip. & Supplies)		52,214	6,116,348
Merck & Co., Inc. (Pharmaceuticals)		98,144	8,028,179
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	923	1,051,925
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		4,354	624,799
Perrigo Co. PLC (Pharmaceuticals)		5,238	234,243
Pfizer, Inc. (Pharmaceuticals)		215,636	7,937,561
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		5,210	620,876
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	4,070	$ 1,966,258
ResMed, Inc. (Health Care Equip. & Supplies)		5,625	1,195,650
STERIS PLC (Health Care Equip. & Supplies)		3,319	629,083
Stryker Corp. (Health Care Equip. & Supplies)		12,676	3,106,127
Teleflex, Inc. (Health Care Equip. & Supplies)		1,796	739,180
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		15,374	7,160,902
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		36,803	12,906,076
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,999	412,362
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	3,531	617,960
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	10,095	2,385,852
Viatris, Inc. (Pharmaceuticals)	(a)	46,665	874,502
Waters Corp. (Life Sciences Tools & Svs.)	(a)	2,409	596,035
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		2,863	811,117
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		8,039	1,238,730
Zoetis, Inc. (Pharmaceuticals)		18,429	3,049,999
			165,341,516
Industrials–8.4%
3M Co. (Industrial Conglomerates)		22,385	3,912,674
A.O. Smith Corp. (Building Products)		5,145	282,049
Alaska Air Group, Inc. (Airlines)		4,747	246,844
Allegion PLC (Building Products)		3,556	413,847
American Airlines Group, Inc. (Airlines)		23,725	374,143
AMETEK, Inc. (Electrical Equip.)		8,923	1,079,148
Boeing Co. / The (Aerospace & Defense)		20,588	4,407,067
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		5,229	490,846
Carrier Global Corp. (Building Products)		31,644	1,193,612
Caterpillar, Inc. (Machinery)		21,076	3,836,254
Cintas Corp. (Commercial Svs. & Supplies)		3,408	1,204,592
Copart, Inc. (Commercial Svs. & Supplies)	(a)	8,056	1,025,126
CSX Corp. (Road & Rail)		29,686	2,694,004
Cummins, Inc. (Machinery)		5,748	1,305,371
Deere & Co. (Machinery)		12,157	3,270,841
Delta Air Lines, Inc. (Airlines)		24,781	996,444
Dover Corp. (Machinery)		5,555	701,319
Eaton Corp. PLC (Electrical Equip.)		15,460	1,857,364
Emerson Electric Co. (Electrical Equip.)		23,215	1,865,790
Equifax, Inc. (Professional Svs.)		4,723	910,783
Expeditors International of Washington, Inc. (Air Freight & Logistics)		6,542	622,210
Fastenal Co. (Trading Companies & Distributors)		22,325	1,090,130
FedEx Corp. (Air Freight & Logistics)		9,368	2,432,120
Flowserve Corp. (Machinery)		5,051	186,129
Fortive Corp. (Machinery)		13,123	929,371
Fortune Brands Home & Security, Inc. (Building Products)		5,356	459,116
General Dynamics Corp. (Aerospace & Defense)		9,013	1,341,315
General Electric Co. (Industrial Conglomerates)		339,840	3,670,272
Honeywell International, Inc. (Industrial Conglomerates)		27,234	5,792,672
Howmet Aerospace, Inc. (Aerospace & Defense)		15,144	432,210
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,559	265,778
IDEX Corp. (Machinery)		2,939	585,449
IHS Markit Ltd. (Professional Svs.)		14,469	1,299,750
Illinois Tool Works, Inc. (Machinery)		11,158	2,274,893
Ingersoll Rand, Inc. (Machinery)	(a)	14,405	656,292
J.B. Hunt Transport Services, Inc. (Road & Rail)		3,225	440,696

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Jacobs Engineering Group, Inc. (Construction & Engineering)		5,059	$ 551,229
Johnson Controls International PLC (Building Products)		28,176	1,312,720
Kansas City Southern (Road & Rail)		3,644	743,850
L3Harris Technologies, Inc. (Aerospace & Defense)		8,157	1,541,836
Lockheed Martin Corp. (Aerospace & Defense)		9,550	3,390,059
Masco Corp. (Building Products)		10,283	564,845
Nielsen Holdings PLC (Professional Svs.)		13,769	287,359
Norfolk Southern Corp. (Road & Rail)		9,866	2,344,260
Northrop Grumman Corp. (Aerospace & Defense)		6,017	1,833,500
Old Dominion Freight Line, Inc. (Road & Rail)		3,723	726,655
Otis Worldwide Corp. (Machinery)		15,810	1,067,965
PACCAR, Inc. (Machinery)		13,459	1,161,243
Parker-Hannifin Corp. (Machinery)		5,001	1,362,322
Pentair PLC (Machinery)		6,350	337,122
Quanta Services, Inc. (Construction & Engineering)		5,308	382,282
Raytheon Technologies Corp. (Aerospace & Defense)		58,926	4,213,798
Republic Services, Inc. (Commercial Svs. & Supplies)		8,151	784,941
Robert Half International, Inc. (Professional Svs.)		4,347	271,601
Rockwell Automation, Inc. (Electrical Equip.)		4,509	1,130,902
Rollins, Inc. (Commercial Svs. & Supplies)		8,464	330,688
Roper Technologies, Inc. (Industrial Conglomerates)		4,074	1,756,261
Snap-on, Inc. (Machinery)		2,092	358,025
Southwest Airlines Co. (Airlines)		22,857	1,065,365
Stanley Black & Decker, Inc. (Machinery)		6,214	1,109,572
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,433	561,707
Textron, Inc. (Aerospace & Defense)		8,802	425,401
Trane Technologies PLC (Building Products)		9,316	1,352,311
TransDigm Group, Inc. (Aerospace & Defense)	(a)	2,111	1,306,392
Union Pacific Corp. (Road & Rail)		26,147	5,444,328
United Airlines Holdings, Inc. (Airlines)	(a)	11,390	492,618
United Parcel Service, Inc. Class B (Air Freight & Logistics)		27,753	4,673,605
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,781	644,942
Verisk Analytics, Inc. (Professional Svs.)		6,318	1,311,554
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,741	710,920
Waste Management, Inc. (Commercial Svs. & Supplies)		15,123	1,783,455
Westinghouse Air Brake Technologies Corp. (Machinery)		7,016	513,571
Xylem, Inc. (Machinery)		6,994	711,919
			103,107,644
Information Technology–27.6%
Accenture PLC Class A (IT Svs.)		24,573	6,418,713
Adobe, Inc. (Software)	(a)	18,611	9,307,733
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	46,664	4,279,555
Akamai Technologies, Inc. (IT Svs.)	(a)	6,316	663,117
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		11,651	1,523,601
Analog Devices, Inc. (Semiconductors & Equip.)		14,348	2,119,630
ANSYS, Inc. (Software)	(a)	3,331	1,211,818
Apple, Inc. (Tech. Hardware, Storage & Periph.)		619,957	82,262,094
Applied Materials, Inc. (Semiconductors & Equip.)		35,425	3,057,178
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Arista Networks, Inc. (Communications Equip.)	(a)	2,099	$ 609,906
Autodesk, Inc. (Software)	(a)	8,535	2,606,077
Automatic Data Processing, Inc. (IT Svs.)		16,621	2,928,620
Broadcom, Inc. (Semiconductors & Equip.)		15,689	6,869,429
Broadridge Financial Solutions, Inc. (IT Svs.)		4,471	684,957
Cadence Design Systems, Inc. (Software)	(a)	10,838	1,478,628
CDW Corp. (Electronic Equip., Instr. & Comp.)		5,518	727,217
Cisco Systems, Inc. (Communications Equip.)		163,956	7,337,031
Citrix Systems, Inc. (Software)		4,743	617,064
Cognizant Technology Solutions Corp. Class A (IT Svs.)		20,751	1,700,544
Corning, Inc. (Electronic Equip., Instr. & Comp.)		29,747	1,070,892
DXC Technology Co. (IT Svs.)		9,920	255,440
F5 Networks, Inc. (Communications Equip.)	(a)	2,360	415,218
Fidelity National Information Services, Inc. (IT Svs.)		24,067	3,404,518
Fiserv, Inc. (IT Svs.)	(a)	22,285	2,537,370
FleetCor Technologies, Inc. (IT Svs.)	(a)	3,248	886,152
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		5,112	224,059
Fortinet, Inc. (Software)	(a)	5,219	775,178
Gartner, Inc. (IT Svs.)	(a)	3,466	555,219
Global Payments, Inc. (IT Svs.)		11,606	2,500,165
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		49,998	592,476
HP, Inc. (Tech. Hardware, Storage & Periph.)		53,307	1,310,819
Intel Corp. (Semiconductors & Equip.)		158,970	7,919,885
International Business Machines Corp. (IT Svs.)		34,566	4,351,168
Intuit, Inc. (Software)		10,196	3,872,951
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,357	303,683
Jack Henry & Associates, Inc. (IT Svs.)		2,972	481,434
Juniper Networks, Inc. (Communications Equip.)		12,596	283,536
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,197	950,652
KLA-Tencor Corp. (Semiconductors & Equip.)		5,996	1,552,424
Lam Research Corp. (Semiconductors & Equip.)		5,594	2,641,878
Leidos Holdings, Inc. (IT Svs.)		5,191	545,678
Mastercard, Inc. Class A (IT Svs.)		34,125	12,180,578
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		10,380	920,187
Microchip Technology, Inc. (Semiconductors & Equip.)		10,108	1,396,016
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	43,170	3,245,521
Microsoft Corp. (Software)		293,277	65,230,670
Motorola Solutions, Inc. (Communications Equip.)		6,610	1,124,097
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		8,690	575,626
NortonLifeLock, Inc. (Software)		22,911	476,091
NVIDIA Corp. (Semiconductors & Equip.)		24,012	12,539,066
Oracle Corp. (Software)		73,580	4,759,890
Paychex, Inc. (IT Svs.)		12,409	1,156,271
Paycom Software, Inc. (Software)	(a)	1,898	858,371
PayPal Holdings, Inc. (IT Svs.)	(a)	45,453	10,645,093
Qorvo, Inc. (Semiconductors & Equip.)	(a)	4,408	732,918
QUALCOMM, Inc. (Semiconductors & Equip.)		43,873	6,683,613
salesforce.com, Inc. (Software)	(a)	35,499	7,899,592
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		8,704	541,041
ServiceNow, Inc. (Software)	(a)	7,570	4,166,755
Skyworks Solutions, Inc. (Semiconductors & Equip.)		6,441	984,700
Synopsys, Inc. (Software)	(a)	5,929	1,537,034
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		12,861	1,557,081

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Teradyne, Inc. (Semiconductors & Equip.)		6,423	$ 770,053
Texas Instruments, Inc. (Semiconductors & Equip.)		35,599	5,842,864
Tyler Technologies, Inc. (Software)	(a)	1,563	682,281
VeriSign, Inc. (IT Svs.)	(a)	3,889	841,580
Visa, Inc. (IT Svs.)		65,768	14,385,435
Vontier Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,054	168,804
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		11,867	657,313
Western Union Co. / The (IT Svs.)		15,783	346,279
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		6,450	149,576
Xilinx, Inc. (Semiconductors & Equip.)		9,517	1,349,225
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	2,065	793,641
			339,030,969
Materials–2.6%
Air Products & Chemicals, Inc. (Chemicals)		8,585	2,345,594
Albemarle Corp. (Chemicals)		4,138	610,438
Amcor PLC (Containers & Packaging)		60,597	713,227
Avery Dennison Corp. (Containers & Packaging)		3,240	502,556
Ball Corp. (Containers & Packaging)		12,712	1,184,504
Celanese Corp. (Chemicals)		4,543	590,317
CF Industries Holdings, Inc. (Chemicals)		8,163	315,990
Corteva, Inc. (Chemicals)		28,910	1,119,395
Dow, Inc. (Chemicals)		28,796	1,598,178
DuPont de Nemours, Inc. (Chemicals)		28,490	2,025,924
Eastman Chemical Co. (Chemicals)		5,314	532,888
Ecolab, Inc. (Chemicals)		9,637	2,085,061
FMC Corp. (Chemicals)		5,043	579,592
Freeport-McMoRan, Inc. (Metals & Mining)		56,351	1,466,253
International Flavors & Fragrances, Inc. (Chemicals)		4,145	451,142
International Paper Co. (Containers & Packaging)		15,216	756,539
Linde PLC (Chemicals)		20,360	5,365,064
LyondellBasell Industries N.V. Class A (Chemicals)		9,993	915,958
Martin Marietta Materials, Inc. (Construction Materials)		2,410	684,368
Mosaic Co. / The (Chemicals)		13,138	302,305
Newmont Corp. (Metals & Mining)		31,181	1,867,430
Nucor Corp. (Metals & Mining)		11,705	622,589
Packaging Corp. of America (Containers & Packaging)		3,718	512,749
PPG Industries, Inc. (Chemicals)		9,176	1,323,363
Sealed Air Corp. (Containers & Packaging)		5,892	269,795
Sherwin-Williams Co. / The (Chemicals)		3,169	2,328,930
Vulcan Materials Co. (Construction Materials)		5,125	760,089
Westrock Co. (Containers & Packaging)		10,161	442,308
			32,272,546
Real Estate–2.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4,814	857,951
American Tower Corp. (Equity REIT)		17,230	3,867,446
AvalonBay Communities, Inc. (Equity REIT)		5,424	870,172
Boston Properties, Inc. (Equity REIT)		5,501	520,010
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	13,010	815,987
Crown Castle International Corp. (Equity REIT)		16,737	2,664,363
Digital Realty Trust, Inc. (Equity REIT)		10,867	1,516,055
Duke Realty Corp. (Equity REIT)		14,576	582,603
Equinix, Inc. (Equity REIT)		3,458	2,469,634
Equity Residential (Equity REIT)		13,288	787,713
Essex Property Trust, Inc. (Equity REIT)		2,529	600,435
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
Extra Space Storage, Inc. (Equity REIT)	4,989	$ 578,026
Federal Realty Investment Trust (Equity REIT)	2,642	224,887
Healthpeak Properties, Inc. (Equity REIT)	20,882	631,263
Host Hotels & Resorts, Inc. (Equity REIT)	27,186	397,731
Iron Mountain, Inc. (Equity REIT)	11,171	329,321
Kimco Realty Corp. (Equity REIT)	16,633	249,661
Mid-America Apartment Communities, Inc. (Equity REIT)	4,454	564,277
Prologis, Inc. (Equity REIT)	28,687	2,858,946
Public Storage (Equity REIT)	5,896	1,361,563
Realty Income Corp. (Equity REIT)	13,654	848,869
Regency Centers Corp. (Equity REIT)	6,002	273,631
SBA Communications Corp. (Equity REIT)	4,305	1,214,570
Simon Property Group, Inc. (Equity REIT)	12,758	1,088,002
SL Green Realty Corp. (Equity REIT)	2,756	164,203
UDR, Inc. (Equity REIT)	11,401	438,140
Ventas, Inc. (Equity REIT)	14,569	714,464
Vornado Realty Trust (Equity REIT)	6,005	224,227
Welltower, Inc. (Equity REIT)	16,238	1,049,300
Weyerhaeuser Co. (Equity REIT)	29,052	974,114
		29,737,564
Utilities–2.8%
AES Corp. / The (Ind. Power & Renewable Elec.)	25,842	607,287
Alliant Energy Corp. (Electric Utilities)	9,701	499,893
Ameren Corp. (Multi-Utilities)	9,563	746,488
American Electric Power Co., Inc. (Electric Utilities)	19,279	1,605,362
American Water Works Co., Inc. (Water Utilities)	7,018	1,077,052
Atmos Energy Corp. (Gas Utilities)	4,932	470,661
CenterPoint Energy, Inc. (Multi-Utilities)	21,093	456,453
CMS Energy Corp. (Multi-Utilities)	11,038	673,428
Consolidated Edison, Inc. (Multi-Utilities)	13,258	958,156
Dominion Energy, Inc. (Multi-Utilities)	31,690	2,383,088
DTE Energy Co. (Multi-Utilities)	7,510	911,789
Duke Energy Corp. (Electric Utilities)	28,526	2,611,841
Edison International (Electric Utilities)	14,731	925,401
Entergy Corp. (Electric Utilities)	7,768	775,557
Evergy, Inc. (Electric Utilities)	8,906	494,372
Eversource Energy (Electric Utilities)	13,318	1,152,140
Exelon Corp. (Electric Utilities)	37,876	1,599,125
FirstEnergy Corp. (Electric Utilities)	20,997	642,718
NextEra Energy, Inc. (Electric Utilities)	75,983	5,862,088
NiSource, Inc. (Multi-Utilities)	14,670	336,530
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	9,321	350,004
Pinnacle West Capital Corp. (Electric Utilities)	4,313	344,824
PPL Corp. (Electric Utilities)	29,872	842,390
Public Service Enterprise Group, Inc. (Multi-Utilities)	19,636	1,144,779
Sempra Energy (Multi-Utilities)	11,198	1,426,737
Southern Co. / The (Electric Utilities)	40,972	2,516,910
WEC Energy Group, Inc. (Multi-Utilities)	12,232	1,125,711
Xcel Energy, Inc. (Electric Utilities)	20,415	1,361,068
		33,901,852
Total Common Stocks (Cost $824,737,746)		$1,228,110,973

Money Market Funds–0.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	7,286,613	$ 7,288,070
Total Money Market Funds (Cost $7,288,070)			$ 7,288,070
Total Investments – 100.5% (Cost $832,025,816)	(c)		$1,235,399,043
Liabilities in Excess of Other Assets – (0.5)%	(d)		(6,614,111)
Net Assets – 100.0%			$1,228,784,932

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $506,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	46	March 19, 2021	$8,495,790	$8,622,240	$126,450	$46,103
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
Performance as of December 31, 2020
Average Annual returns
One year	3.66%
Five years	7.53%
Ten years	9.56%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.77% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 3.66% versus 2.80% for its benchmark, the Russell 1000® Value Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Portfolio outperformance was driven by strength in the first half of the year, while the Portfolio struggled to keep up amidst the volatile market in the second half. The Portfolio’s outperformance was primarily driven by the Portfolio’s sentiment and fundamental quality-based measures, while select macro thematic measures struggled.
Although trend-based sentiment measures faltered near the end of the year, faster moving sentiment measures constructed from alternative data were able to correctly position the Portfolio throughout the COVID-19 crisis witnessed earlier in the year. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown, using supply chain linkages and mobile app usage, was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other sentiment-based measures that look to bond data and non-obvious news sentiment were also notable performers.
Nontraditional measures of quality, such as Environmental, Social, and Governance (“ESG”) related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Traditional quality insights, such as balance sheet strength, were able to drive meaningful gains. Notably, an insight that takes the opposite view of concentrated style positions was a top contributor for the year.
Conversely, COVID-19 sentiment insights that evaluate work-from-home trends struggled later in the year amidst the broader re-opening trend, and as several notable employers made forward looking comments concerning the desire for employees to return to physical offices. Select industry timing insights also struggled throughout the year. Of note, while the Portfolio targets a generally sector and industry-neutral approach, an underweight in the semiconductors industry was a drag on relative performance. Despite the challenging performance for generic momentum styles in the latter part of the year, performance for the year overall was strong along that dimension. A style timing insight that took a more conservative view toward the style, therefore, weighed on aggregate performance for the year. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its excess return from security selection. That being said, modest underweights to the Energy sector throughout the year contributed to relative performance. Stock selection within Financials and Consumer Discretionary were top contributors, offset by selection within Real Estate, Materials, and Communication Services.  (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s underweight position in Chevron Corp., an Energy company, was a top contributor, as oil recorded its worst monthly decline in March and struggled amidst the COVID-19 related lockdowns. An overweight to consumer food producer General Mills, Inc., which performed well during the year, was another top contributor. (1)
In contrast, an underweight to Health Care company Danaher Corp. was a key detractor from relative performance, as its stock price significantly increased during the year. Further hindering results was an overweight stance in Information Technology company Intel Corp., as the stock has yet to recover from its March lows. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  There were no significant changes to team, process, or strategy during the year. While the investment philosophy has not changed, the portfolio management team believes that an investment process underpinned by continual innovation is vital to our goal of delivering sustainable excess return to our client. The Systematic Active Equity

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)
team is comprised of over 80 professionals. While there may be changes to the broader team over time, there have been no changes to the key professionals at the director-level and up responsible for the day-to-day management of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	98.2
Money Market Funds Less Net Liabilities	1.8
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Walt Disney Co. / The	2.4
2.	JPMorgan Chase & Co.	2.3
3.	Johnson & Johnson	2.1
4.	NextEra Energy, Inc.	1.9
5.	Bank of America Corp.	1.6
6.	Cisco Systems, Inc.	1.6
7.	Intel Corp.	1.6
8.	Prologis, Inc.	1.5
9.	Honeywell International, Inc.	1.5
10.	Home Depot, Inc. / The	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	20.0
Industrials	13.7
Health Care	12.3
Information Technology	10.4
Communication Services	8.7
Consumer Staples	8.0
Consumer Discretionary	6.6
Utilities	6.0
Real Estate	4.8
Energy	4.0
Materials	3.7
98.2

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–98.2%		Shares	Value
Communication Services–8.7%
Activision Blizzard, Inc. (Entertainment)		2,254	$ 209,284
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	1,636	2,867,319
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,178	2,063,715
AT&T, Inc. (Diversified Telecom. Svs.)		104,833	3,014,997
Comcast Corp. Class A (Media)		65,367	3,425,231
Discovery, Inc. Class A (Media)	(a)	58,577	1,762,582
Discovery, Inc. Class C (Media)	(a)	5,893	154,338
New York Times Co. / The Class A (Media)		1,991	103,074
Omnicom Group, Inc. (Media)		3,720	232,016
Sirius XM Holdings, Inc. (Media)		181,625	1,156,951
Twitter, Inc. (Interactive Media & Svs.)	(a)	16,995	920,279
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	5,220	160,202
Verizon Communications, Inc. (Diversified Telecom. Svs.)		46,627	2,739,336
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		20,653	340,362
Walt Disney Co. / The (Entertainment)	(a)	42,101	7,627,859
Warner Music Group Corp. Class A (Entertainment)		6,106	231,967
World Wrestling Entertainment, Inc. Class A (Entertainment)		2,323	111,620
Zynga, Inc. Class A (Entertainment)	(a)	35,368	349,082
			27,470,214
Consumer Discretionary–6.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	58	188,902
Aptiv PLC (Auto Components)		13,844	1,803,735
BorgWarner, Inc. (Auto Components)		9,304	359,507
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	3,434	594,048
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		628	59,076
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	495	686,421
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	681	42,671
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		4,296	511,740
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		641	245,798
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,172	54,568
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	297	52,839
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		8,104	120,020
Genuine Parts Co. (Distributors)		1,619	162,596
Graham Holdings Co. Class B (Diversified Consumer Svs.)		58	30,936
H&R Block, Inc. (Diversified Consumer Svs.)		3,823	60,633
Harley-Davidson, Inc. (Automobiles)		14,606	536,040
Home Depot, Inc. / The (Specialty Retail)		16,794	4,460,822
KB Home (Household Durables)		1,102	36,939
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		2,876	57,750
McDonald's Corp. (Hotels, Restaurants & Leisure)		13,205	2,833,529
MGM Resorts International (Hotels, Restaurants & Leisure)		5,566	175,385
Nordstrom, Inc. (Multiline Retail)		20,480	639,181
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,251	640,525
Pool Corp. (Distributors)		1,750	651,875
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		9,469	982,314
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		3,213	109,563
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Starbucks Corp. (Hotels, Restaurants & Leisure)		454	$ 48,569
Target Corp. (Multiline Retail)		1,420	250,673
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	1,204	61,416
Tesla, Inc. (Automobiles)	(a)	1,431	1,009,814
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		3,594	280,907
TJX Cos., Inc. / The (Specialty Retail)		8,910	608,464
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	3,559	52,958
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		194	54,118
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	493	111,324
Wendy's Co. / The (Hotels, Restaurants & Leisure)		12,731	279,064
Williams-Sonoma, Inc. (Specialty Retail)		573	58,354
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		40,571	1,820,015
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		1,846	109,726
			20,842,815
Consumer Staples–8.0%
Brown-Forman Corp. Class A (Beverages)		1,293	94,997
Brown-Forman Corp. Class B (Beverages)		10,075	800,257
Bunge Ltd. (Food Products)		1,971	129,258
Clorox Co. / The (Household Products)		12,490	2,521,981
Coca-Cola Co. / The (Beverages)		42,104	2,308,983
Colgate-Palmolive Co. (Household Products)		51,769	4,426,767
Costco Wholesale Corp. (Food & Staples Retailing)		6,915	2,605,434
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,560	1,213,826
General Mills, Inc. (Food Products)		37,894	2,228,167
Hershey Co. / The (Food Products)		19,944	3,038,070
Kellogg Co. (Food Products)		5,532	344,256
McCormick & Co., Inc. (Food Products)		17,866	1,707,990
Molson Coors Beverage Co. Class B (Beverages)		7,244	327,356
PepsiCo, Inc. (Beverages)		2,723	403,821
Philip Morris International, Inc. (Tobacco)		1,379	114,168
Procter & Gamble Co. / The (Household Products)		4,535	631,000
Sysco Corp. (Food & Staples Retailing)		3,237	240,380
Walmart, Inc. (Food & Staples Retailing)		14,969	2,157,781
			25,294,492
Energy–4.0%
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	9,537	572,506
Chevron Corp. (Oil, Gas & Consumable Fuels)		20,149	1,701,583
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		10,681	174,100
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		29,868	1,489,517
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		60,529	2,495,006
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		2,158	29,500
Phillips 66 (Oil, Gas & Consumable Fuels)		37,644	2,632,821
Schlumberger N.V. (Energy Equip. & Svs.)		98,684	2,154,272
TechnipFMC PLC (Energy Equip. & Svs.)		60,298	566,801
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		16,828	951,960
			12,768,066

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Financials–20.0%
Aflac, Inc. (Insurance)		32,996	$ 1,467,332
Allstate Corp. / The (Insurance)		7,543	829,202
Ally Financial, Inc. (Consumer Finance)		46,396	1,654,481
American Express Co. (Consumer Finance)		24,324	2,941,015
Ameriprise Financial, Inc. (Capital Markets)		4,713	915,877
Arch Capital Group Ltd. (Insurance)	(a)	21,968	792,386
Athene Holding Ltd. Class A (Insurance)	(a)	15,194	655,469
Bank of America Corp. (Banks)		169,161	5,127,270
Bank of Hawaii Corp. (Banks)		4,870	373,139
Bank of New York Mellon Corp. / The (Capital Markets)		30,407	1,290,473
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	19,226	4,457,933
BOK Financial Corp. (Banks)		616	42,184
Brighthouse Financial, Inc. (Insurance)	(a)	8,675	314,078
Capital One Financial Corp. (Consumer Finance)		2,114	208,969
CBOE Global Markets, Inc. (Capital Markets)		6,870	639,734
Charles Schwab Corp. / The (Capital Markets)		30,932	1,640,633
Citigroup, Inc. (Banks)		41,224	2,541,872
CME Group, Inc. (Capital Markets)		11,269	2,051,521
Comerica, Inc. (Banks)		14,357	801,982
Commerce Bancshares, Inc. (Banks)		2,298	150,979
Cullen / Frost Bankers, Inc. (Banks)		7,549	658,499
Essent Group Ltd. (Thrifts & Mortgage Finance)		3,619	156,341
FactSet Research Systems, Inc. (Capital Markets)		1,606	533,995
First American Financial Corp. (Insurance)		18,160	937,601
First Horizon Corp. (Banks)		68,432	873,192
Goldman Sachs Group, Inc. / The (Capital Markets)		434	114,450
Hanover Insurance Group, Inc. / The (Insurance)		1,540	180,057
JPMorgan Chase & Co. (Banks)		58,245	7,401,192
Lincoln National Corp. (Insurance)		14,734	741,268
Marsh & McLennan Cos., Inc. (Insurance)		10,451	1,222,767
MetLife, Inc. (Insurance)		3,406	159,912
MGIC Investment Corp. (Thrifts & Mortgage Finance)		15,839	198,779
Moody's Corp. (Capital Markets)		7,017	2,036,614
Morgan Stanley (Capital Markets)		61,379	4,206,303
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		100,645	1,061,805
Pinnacle Financial Partners, Inc. (Banks)		11,169	719,284
PNC Financial Services Group, Inc. / The (Banks)		736	109,664
Progressive Corp. / The (Insurance)		7,770	768,298
Radian Group, Inc. (Thrifts & Mortgage Finance)		5,397	109,289
Regions Financial Corp. (Banks)		62,916	1,014,206
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)	(a)	31,521	637,355
S&P Global, Inc. (Capital Markets)		2,941	966,795
State Street Corp. (Capital Markets)		8,946	651,090
SVB Financial Group (Banks)	(a)	669	259,458
T. Rowe Price Group, Inc. (Capital Markets)		4,088	618,882
Travelers Cos., Inc. / The (Insurance)		15,089	2,118,043
Truist Financial Corp. (Banks)		15,710	752,980
U.S. Bancorp (Banks)		14,556	678,164
Wells Fargo & Co. (Banks)		99,021	2,988,454
Willis Towers Watson PLC (Insurance)		2,323	489,410
Wintrust Financial Corp. (Banks)		8,801	537,653
Zions Bancorp N.A. (Banks)		13,495	586,223
			63,384,552
Health Care–12.3%
AbbVie, Inc. (Biotechnology)		2,796	299,591
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		13,209	1,565,134
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	1,084	$ 169,364
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	62	33,132
AmerisourceBergen Corp. (Health Care Providers & Svs.)		896	87,593
Amgen, Inc. (Biotechnology)		950	218,424
Anthem, Inc. (Health Care Providers & Svs.)		4,253	1,365,596
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,629	908,048
Biogen, Inc. (Biotechnology)	(a)	2,004	490,700
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	23,869	858,091
Bristol-Myers Squibb Co. (Pharmaceuticals)		49,422	3,065,647
Cardinal Health, Inc. (Health Care Providers & Svs.)		11,013	589,856
Catalent, Inc. (Pharmaceuticals)	(a)	3,018	314,083
Centene Corp. (Health Care Providers & Svs.)	(a)	580	34,817
Cerner Corp. (Health Care Technology)		5,387	422,772
Cigna Corp. (Health Care Providers & Svs.)		5,844	1,216,604
Danaher Corp. (Health Care Equip. & Supplies)		8,367	1,858,645
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		4,108	215,095
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	682	252,149
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	19,055	1,738,388
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	3,732	125,880
Gilead Sciences, Inc. (Biotechnology)		39,949	2,327,429
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	2,192	94,936
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	17,308	1,157,213
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		2,424	237,479
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	2,674	194,747
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,443	721,312
Johnson & Johnson (Pharmaceuticals)		41,353	6,508,135
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	644	131,086
McKesson Corp. (Health Care Providers & Svs.)		6,033	1,049,259
Medtronic PLC (Health Care Equip. & Supplies)		22,482	2,633,542
Pfizer, Inc. (Pharmaceuticals)		101,312	3,729,295
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,064	365,137
Stryker Corp. (Health Care Equip. & Supplies)		5,653	1,385,211
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		183	85,238
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2,362	828,306
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	2,246	530,820
Zoetis, Inc. (Pharmaceuticals)		6,114	1,011,867
			38,820,621
Industrials–13.7%
3M Co. (Industrial Conglomerates)		6,660	1,164,101
AGCO Corp. (Machinery)		6,578	678,126
Alaska Air Group, Inc. (Airlines)		19,173	996,996
Allegion PLC (Building Products)		13,495	1,570,548
Boeing Co. / The (Aerospace & Defense)		6,701	1,434,416
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,685	345,911
Cintas Corp. (Commercial Svs. & Supplies)		1,237	437,230
Copa Holdings SA Class A (Airlines)		587	45,334
Copart, Inc. (Commercial Svs. & Supplies)	(a)	6,801	865,427
CSX Corp. (Road & Rail)		15,905	1,443,379
Cummins, Inc. (Machinery)		2,295	521,195
Curtiss-Wright Corp. (Aerospace & Defense)		6,425	747,549
Deere & Co. (Machinery)		8,896	2,393,469

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Delta Air Lines, Inc. (Airlines)		5,596	$ 225,015
Dover Corp. (Machinery)		921	116,276
Dun & Bradstreet Holdings, Inc. (Professional Svs.)	(a)	1,466	36,503
EMCOR Group, Inc. (Construction & Engineering)		5,942	543,455
Equifax, Inc. (Professional Svs.)		516	99,505
Expeditors International of Washington, Inc. (Air Freight & Logistics)		19,094	1,816,030
FedEx Corp. (Air Freight & Logistics)		866	224,831
Fortive Corp. (Machinery)		14,466	1,024,482
GATX Corp. (Trading Companies & Distributors)		6,593	548,406
General Electric Co. (Industrial Conglomerates)		85,382	922,126
Graco, Inc. (Machinery)		730	52,816
Hexcel Corp. (Aerospace & Defense)		1,510	73,220
Honeywell International, Inc. (Industrial Conglomerates)		21,991	4,677,486
Hubbell, Inc. (Electrical Equip.)		8,752	1,372,226
IAA, Inc. (Commercial Svs. & Supplies)	(a)	4,792	311,384
IHS Markit Ltd. (Professional Svs.)		12,255	1,100,867
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		3,681	153,939
L3Harris Technologies, Inc. (Aerospace & Defense)		5,413	1,023,165
Landstar System, Inc. (Road & Rail)		1,936	260,702
Lennox International, Inc. (Building Products)		5,868	1,607,656
Lockheed Martin Corp. (Aerospace & Defense)		4,833	1,715,618
Lyft, Inc. Class A (Road & Rail)	(a)	9,447	464,131
ManpowerGroup, Inc. (Professional Svs.)		1,290	116,332
Masco Corp. (Building Products)		2,176	119,528
Mercury Systems, Inc. (Aerospace & Defense)	(a)	897	78,990
Northrop Grumman Corp. (Aerospace & Defense)		1,831	557,942
Old Dominion Freight Line, Inc. (Road & Rail)		341	66,556
Oshkosh Corp. (Machinery)		10,176	875,848
PACCAR, Inc. (Machinery)		3,126	269,711
Raytheon Technologies Corp. (Aerospace & Defense)		4,860	347,539
Robert Half International, Inc. (Professional Svs.)		3,851	240,611
Rockwell Automation, Inc. (Electrical Equip.)		1,568	393,270
Roper Technologies, Inc. (Industrial Conglomerates)		2,567	1,106,608
Snap-on, Inc. (Machinery)		8,933	1,528,794
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,645	644,807
Trane Technologies PLC (Building Products)		6,805	987,814
United Airlines Holdings, Inc. (Airlines)	(a)	6,892	298,079
Valmont Industries, Inc. (Construction & Engineering)		1,119	195,747
Verisk Analytics, Inc. (Professional Svs.)		4,044	839,494
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,861	759,921
WESCO International, Inc. (Trading Companies & Distributors)	(a)	1,571	123,324
Xylem, Inc. (Machinery)		25,732	2,619,260
			43,183,695
Information Technology–10.4%
Accenture PLC Class A (IT Svs.)		9,010	2,353,502
Adobe, Inc. (Software)	(a)	2,582	1,291,310
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	2,797	74,568
Analog Devices, Inc. (Semiconductors & Equip.)		16,254	2,401,203
Applied Materials, Inc. (Semiconductors & Equip.)		6,075	524,272
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Automatic Data Processing, Inc. (IT Svs.)		7,559	$ 1,331,896
Cadence Design Systems, Inc. (Software)	(a)	2,856	389,644
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	2,336	192,019
Cisco Systems, Inc. (Communications Equip.)		111,236	4,977,811
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	2,166	158,746
DXC Technology Co. (IT Svs.)		2,820	72,615
Fidelity National Information Services, Inc. (IT Svs.)		284	40,175
Fiserv, Inc. (IT Svs.)	(a)	24,920	2,837,391
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		110,139	1,305,147
HP, Inc. (Tech. Hardware, Storage & Periph.)		13,589	334,154
Intel Corp. (Semiconductors & Equip.)		97,936	4,879,172
Motorola Solutions, Inc. (Communications Equip.)		723	122,953
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		5,656	248,525
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		5,851	387,570
NVIDIA Corp. (Semiconductors & Equip.)		6,366	3,324,325
PayPal Holdings, Inc. (IT Svs.)	(a)	2,667	624,611
salesforce.com, Inc. (Software)	(a)	4,466	993,819
ServiceNow, Inc. (Software)	(a)	3,758	2,068,516
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,057	404,426
Visa, Inc. (IT Svs.)		5,516	1,206,515
VMware, Inc. Class A (Software)	(a)	1,757	246,437
Vontier Corp. (Electronic Equip., Instr. & Comp.)	(a)	6,519	217,735
			33,009,057
Materials–3.7%
Air Products & Chemicals, Inc. (Chemicals)		738	201,636
Amcor PLC (Containers & Packaging)		6,681	78,635
AptarGroup, Inc. (Containers & Packaging)		3,720	509,231
Ecolab, Inc. (Chemicals)		15,367	3,324,804
FMC Corp. (Chemicals)		16,343	1,878,301
Linde PLC (Chemicals)		3,549	935,197
Mosaic Co. / The (Chemicals)		27,469	632,062
PPG Industries, Inc. (Chemicals)		16,336	2,355,978
Reliance Steel & Aluminum Co. (Metals & Mining)		8,828	1,057,153
Steel Dynamics, Inc. (Metals & Mining)		3,575	131,810
Vulcan Materials Co. (Construction Materials)		3,740	554,680
			11,659,487
Real Estate–4.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)		5,208	928,170
American Tower Corp. (Equity REIT)		1,551	348,137
Boston Properties, Inc. (Equity REIT)		16,113	1,523,162
Brixmor Property Group, Inc. (Equity REIT)		56,621	937,078
Camden Property Trust (Equity REIT)		682	68,145
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	7,672	481,188
Douglas Emmett, Inc. (Equity REIT)		1,287	37,555
Equinix, Inc. (Equity REIT)		238	169,975
Equity Residential (Equity REIT)		13,479	799,035
Kilroy Realty Corp. (Equity REIT)		21,262	1,220,439
Kimco Realty Corp. (Equity REIT)		36,285	544,638
Macerich Co. / The (Equity REIT)		9,247	98,665
Park Hotels & Resorts, Inc. (Equity REIT)		10,035	172,100
Prologis, Inc. (Equity REIT)		47,725	4,756,274
Regency Centers Corp. (Equity REIT)		16,012	729,987
Simon Property Group, Inc. (Equity REIT)		18,437	1,572,307
Welltower, Inc. (Equity REIT)		12,191	787,782
			15,174,637
Utilities–6.0%
Alliant Energy Corp. (Electric Utilities)		24,572	1,266,195

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Utilities (continued)
Ameren Corp. (Multi-Utilities)		9,075	$ 708,395
Atmos Energy Corp. (Gas Utilities)		3,226	307,857
Avangrid, Inc. (Electric Utilities)		2,640	119,988
CMS Energy Corp. (Multi-Utilities)		46,325	2,826,288
Consolidated Edison, Inc. (Multi-Utilities)		31,609	2,284,382
Eversource Energy (Electric Utilities)		19,616	1,696,980
IDACORP, Inc. (Electric Utilities)		7,780	747,113
NextEra Energy, Inc. (Electric Utilities)		79,303	6,118,226
Pinnacle West Capital Corp. (Electric Utilities)		19,170	1,532,642
Public Service Enterprise Group, Inc. (Multi-Utilities)		3,988	232,500
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	1,258	56,774
Xcel Energy, Inc. (Electric Utilities)		18,141	1,209,461
			19,106,801
Total Common Stocks (Cost $283,046,585)			$310,714,437

Money Market Funds–2.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	8,369,099	$ 8,370,773
Total Money Market Funds (Cost $8,370,773)			$ 8,370,773
Total Investments – 100.8% (Cost $291,417,358)	(c)		$319,085,210
Liabilities in Excess of Other Assets – (0.8)%	(d)		(2,557,103)
Net Assets – 100.0%			$316,528,107

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $629,200 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	52	March 19, 2021	$9,484,456	$9,746,880	$262,424	$63,960
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.
Performance as of December 31, 2020
Average Annual returns
One year	6.26%
Five years	7.72%
Ten years	6.42%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.80% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 6.26% versus 6.07% for its benchmark, the ICE BofAML U.S. High Yield Constrained Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Three major events impacted the high yield market during the year. The first was COVID-19 and its impact on the U.S. and global economies. As the seriousness of the virus became apparent in the early part of the year, riskier assets, such as high yield bonds, plummeted in value, especially in the early part of March. As protective measures were put in place, leading to a reduction in cases and deaths, the high yield market began a powerful recovery rally, also aided by substantial monetary and fiscal policy stimulus. The Portfolio’s underweight to the leisure sector positively impacted performance, especially early in the year when the high yield market was most impacted by COVID-19 fears.
Secondly, the reduction in economic activity and disagreements among global producers resulted in lower oil prices, which pressured the energy sector of the high yield market, especially in the first half of the year. The Portfolio’s underweight to the exploration and production subsector of the energy sector positively impacted performance.
Thirdly, the high yield market was impacted by a substantial number of large companies being downgraded from investment grade to high yield, especially early in the year. Most of these downgrades occurred in late March and significantly altered the energy sector, specifically as it relates to several large issuers in the exploration and production space, including Occidental Petroleum Corp., Continental Resources, Inc., and Western Midstream Operating LP. Several large issuers recovered substantially in price during the month of April. Despite the recovery, the Portfolio was negatively impacted by underweight exposure in these previously-downgraded issuers, including Occidental Petroleum Corp., Cenovus Energy, Inc., Ford Motor Credit Co. LLC, and Kraft Heinz Foods Co. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio benefitted from its overweight to the healthcare sector, but was negatively impacted by its underweight to the consumer goods, basic industry and banking sectors. While the Portfolio’s allocation to energy negatively impacted performance, this was largely offset by strong security selection in this volatile sector. The Portfolio also benefitted from its cash holdings early in the year when the market sold off aggressively. (1)
In addition to strong security selection in the energy sector, the Portfolio benefitted from security selection in the services, capital goods, telecommunications, leisure, and insurance sectors. The Portfolio was negatively impacted by security selection in the retail sector. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The securities contributing the most to the relative performance were all benchmark holdings not held by the Portfolio. Hertz Global Holdings, Inc., the large car rental company, went bankrupt during the year, as the decline in travel negatively impacted its results. Transocean Ltd., the large offshore driller underperformed due to the decline in oil prices, which led to a decline in offshore drilling activity. Frontier Communications, the large wireline phone company filed for bankruptcy protection during the period as a result of the long-term decline in wireline usage. The Portfolio’s holdings that contributed the most were Western Midstream Operating L.P., Endo DAC / Endo Finance LLC / Endo Finco, Inc, and Antero Midstream Partners LP / Antero Midstream Finance Corp. (1)
The securities detracting the most from the relative performance were all holdings of the Portfolio. Party City Holdings, Inc., the large retailer of party goods, was negatively impacted by the pandemic as gatherings to celebrate events declined. The company was also negatively impacted by its poor performance in the Halloween segment in 2019 and 2020. Callon Petroleum Co., an oil exploration and production company, was negatively impacted by falling oil prices. SESI LLC, an oil field service company, was negatively impacted by the decline in oil prices that led to a decline in drilling and completion activity. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Corporate Bonds (4)	94.8
Common Stocks (4)	0.6
Money Market Funds and Other Net Assets	4.6
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	HUB International Ltd. 7.000%, 05/01/2026	1.2
2.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.1
3.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.1
4.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.9
5.	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/2025	0.8
6.	ARD Finance SA 6.500%,7.250% PIK, 06/30/2027	0.7
7.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	0.7
8.	Standard Industries, Inc. 5.000%, 02/15/2027	0.7
9.	Garda World Security Corp. 9.500%, 11/01/2027	0.7
10.	Prestige Brands, Inc. 6.375%, 03/01/2024	0.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds):

% of Net Assets
Communication Services	16.1
Energy	14.7
Health Care	12.8
Consumer Discretionary	11.1
Industrials	10.1
Financials	9.8
Materials	9.4
Information Technology	4.6
Utilities	3.5
Consumer Staples	2.9
Real Estate	0.4
95.4

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio
Schedule of Investments	December 31, 2020
Corporate Bonds–94.8%		Rate	Maturity	Face Amount	Value
Communication Services–16.0%
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	$ 950,000	$ 999,875
AMC Networks, Inc. (Media)		5.000%	04/01/2024	600,000	609,750
AMC Networks, Inc. (Media)		4.750%	08/01/2025	175,000	180,723
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	175,000	185,757
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.750%	02/15/2026	75,000	77,389
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	900,000	934,875
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	687,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	191,844
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	1,750,000	1,888,236
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	265,313
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	405,900
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,166,000
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	618,519
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	300,000	328,875
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	209,120
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	704,531
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	196,250
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	181,000	185,058
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	5.375%	08/15/2026	400,000	325,000
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	525,000	317,625
DISH DBS Corp. (Media)		5.875%	11/15/2024	175,000	183,494
DISH DBS Corp. (Media)		7.750%	07/01/2026	675,000	755,649
Entercom Media Corp. (Media)	(a)	7.250%	11/01/2024	575,000	573,562
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	400,000	406,500
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	784,687
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	75,000	76,125
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	44,693
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	950,707	1,014,747
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	250,000	261,875
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	103,000
Intelsat Jackson Holdings SA (Acquired 05/15/2018, Cost $259,500) (Diversified Telecom. Svs.)	(b)	5.500%	08/01/2023	300,000	203,250
Intelsat Jackson Holdings SA (Acquired 10/02/2018, Cost $125,938) (Diversified Telecom. Svs.)	(a)(b)	8.500%	10/15/2024	125,000	89,375
Intelsat Jackson Holdings SA (Acquired 06/19/2017, Cost $250,000) (Diversified Telecom. Svs.)	(a)(b)	9.750%	07/15/2025	250,000	180,000
Lamar Media Corp. (Media)		4.875%	01/15/2029	125,000	132,813
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	450,000	478,278
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	78,609
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	425,000	440,937
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	321,375
Nexstar Broadcasting, Inc. (Media)	(a)	4.750%	11/01/2028	675,000	706,219
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	200,000	209,540
Scripps Escrow II, Inc. (Media)	(a)	3.875%	01/15/2029	100,000	104,250
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	125,000	131,451
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	300,000	313,410
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	475,000	488,385
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	125,000	127,188
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	250,000	260,625
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	755,812
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	79,688
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	505,578
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	150,000	197,772
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	625,000	747,397
TEGNA, Inc. (Media)	(a)	4.625%	03/15/2028	300,000	306,750
TEGNA, Inc. (Media)		5.000%	09/15/2029	750,000	792,313
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	853,200
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	1,000,000	1,102,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	675,000	691,139
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	336,375
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	02/01/2026	25,000	25,558
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	100,000	104,840
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	325,000	337,188
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	209,000
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	575,000	598,000
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	204,328
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	79,708
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	539,000	562,581
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	625,000	660,481
					28,098,260
Consumer Discretionary–11.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	1,800,000	1,825,488

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	$ 75,000	$ 78,563
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	675,000	693,562
Adient U.S. LLC (Auto Components)	(a)	9.000%	04/15/2025	25,000	27,875
Adient U.S. LLC (Auto Components)	(a)	7.000%	05/15/2026	75,000	81,579
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	175,000	183,094
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	275,000	289,437
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	275,000	293,906
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	386,044
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	100,000	105,375
Bally's Corp. (Hotels, Restaurants & Leisure)	(a)	6.750%	06/01/2027	175,000	187,687
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	50,000	55,610
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	525,000	545,375
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.000%	08/15/2026	175,000	181,562
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	75,000	77,906
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	346,125
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	498,160
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	50,000	52,979
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	350,000	353,706
CCM Merger, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2026	50,000	52,500
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	125,000	134,063
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	1,175,000	1,276,531
Dana Financing Luxembourg SARL (Auto Components)	(a)	6.500%	06/01/2026	650,000	680,062
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,221,572
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	950,000	997,500
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	05/01/2025	25,000	26,563
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		5.125%	05/01/2026	525,000	542,062
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	75,000	81,563
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	163,875
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500% PIK	09/15/2026	400,000	414,500
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	6.000%, 6.750% PIK	05/15/2027	400,000	424,000
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	550,000	581,625
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	311,250
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	554,405
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	100,000	107,100
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	3.875%	02/15/2029	50,000	51,125
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	400,000	432,960
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	498,000	526,984
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	225,000	241,171
Michaels Stores, Inc. (Specialty Retail)	(a)	8.000%	07/15/2027	350,000	376,250
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	525,000	547,969
Party City Holdings, Inc. (Index Floor: 0.75%) (Specialty Retail)	(a)	SL + 500	07/15/2025	266,621	239,959
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	500,000	513,750
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	50,000	54,000
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	925,000	973,562
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	775,000	783,951
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	75,000	75,563
VOC Escrow Ltd. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/15/2028	175,000	173,687
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	75,000	79,649
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	78,938
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2026	200,000	207,000
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	08/15/2028	75,000	77,929
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	82,238
					19,349,889
Consumer Staples–2.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	580,000	597,400
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.250%	03/15/2026	275,000	279,125
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	108,819
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.500%	03/15/2029	425,000	429,250
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	175,000	188,073
Energizer Holdings, Inc. (Household Products)	(a)	7.750%	01/15/2027	150,000	166,725
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	157,875

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	$ 325,000	$ 336,544
Kraft Heinz Foods Co. (Food Products)	(a)	4.250%	03/01/2031	100,000	111,445
Kraft Heinz Foods Co. (Food Products)		5.200%	07/15/2045	325,000	385,895
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	500,000	540,156
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	975,000	1,006,687
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	582,313
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	125,000	131,495
					5,021,802
Energy–14.4%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	625,000	609,375
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	129,073
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	225,000	221,062
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	600,125
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2023	400,000	392,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/15/2026	25,000	25,517
Apache Corp. (Oil, Gas & Consumable Fuels)		4.625%	11/15/2025	75,000	78,750
Apache Corp. (Oil, Gas & Consumable Fuels)		4.875%	11/15/2027	125,000	132,500
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	672,656
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	275,000	286,264
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	350,000	335,125
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	100,000	99,750
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	276,250
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	75,000	43,125
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	243,000
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	225,000	115,875
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	251,125
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.250%	10/01/2025	900,000	923,625
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	125,000	132,222
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.625%	10/15/2028	175,000	183,750
Chesapeake Energy Corp. (Acquired 12/06/2016 through 09/17/2018, Cost $1,076,753) (Oil, Gas & Consumable Fuels)	(a)(b)	11.500%	01/01/2025	752,000	131,600
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	725,000	737,687
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.375%	01/15/2028	225,000	229,500
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2031	275,000	305,244
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	600,000	612,000
Double Eagle III Midco 1 LLC / Double Eagle Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.750%	12/15/2025	350,000	371,133
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	200,000	214,000
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	107,870
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	900,000	956,250
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	175,000	184,009
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.000%	07/01/2025	225,000	246,375
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	325,000	365,961
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	350,000	382,497
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	77,813
EQT Corp. (Oil, Gas & Consumable Fuels)		7.875%	02/01/2025	400,000	455,500
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	75,000	79,074
EQT Corp. (Oil, Gas & Consumable Fuels)		8.750%	02/01/2030	50,000	61,125
Gulfport Energy Corp. (Acquired 10/11/2016, Cost $76,533) (Oil, Gas & Consumable Fuels)	(b)	6.000%	10/15/2024	75,000	49,500
Gulfport Energy Corp. (Acquired 12/15/2016 through 03/31/2017, Cost $176,305) (Oil, Gas & Consumable Fuels)	(b)	6.375%	05/15/2025	175,000	115,500
Gulfport Energy Corp. (Acquired 10/05/2017, Cost $125,000) (Oil, Gas & Consumable Fuels)	(b)	6.375%	01/15/2026	125,000	82,500
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	313,593
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	302,250
Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels)		5.875%	05/01/2026	225,000	232,875
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	200,000	140,234
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	75,000	51,353
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.750%	10/01/2025	25,000	26,625
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	875,000	931,875
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	50,000	56,640
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		2.900%	08/15/2024	300,000	288,750
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.500%	06/15/2025	275,000	265,639
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	100,000	113,900
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.875%	09/01/2025	225,000	239,625
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.200%	08/15/2026	200,000	187,000
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	475,000	557,531
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	09/01/2030	275,000	298,581

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	$ 325,000	$ 340,275
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	225,000	189,259
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.100%	02/15/2047	150,000	122,618
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	08/15/2049	250,000	210,700
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	75,000	78,113
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	200,000	205,522
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	258,125
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	350,000	321,562
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	87,000
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	75,000	78,938
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	400,000	438,620
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	500,000	472,295
Range Resources Corp. (Oil, Gas & Consumable Fuels)		9.250%	02/01/2026	75,000	78,375
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	200,000	211,250
SESI LLC (Acquired 01/31/2018, Cost $102,625) (Energy Equip. & Svs.)	(b)	7.125%	12/15/2021	100,000	32,000
SESI LLC (Acquired 08/03/2017 through 07/25/2018, Cost $847,898) (Energy Equip. & Svs.)	(b)	7.750%	09/15/2024	825,000	264,000
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	375,000	172,500
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	175,000	147,437
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	350,000	283,500
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	19,938
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	375,000	337,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	250,000	160,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	150,000	159,033
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	735,259
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2027	25,000	27,125
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	525,000	554,169
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	475,000	515,707
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.875%	02/01/2031	75,000	81,375
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	226,125
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	825,000	862,125
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	100,000	106,758
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.000%	07/01/2022	100,000	102,750
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	52,470
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	181,125
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.050%	02/01/2030	75,000	83,438
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.450%	04/01/2044	175,000	176,972
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	800,000	792,768
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	100,000	98,159
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	06/01/2026	75,000	78,844
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	10/15/2027	200,000	211,924
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.875%	06/15/2028	25,000	27,251
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	125,000	132,500
					25,238,182
Financials–9.8%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	875,000	936,250
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	950,000	1,020,205
Ardonagh Midco 2 PLC (Insurance)	(a)(c)	11.500%, 12.750% PIK	01/15/2027	325,000	346,937
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	675,000	699,604
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	25,000	26,094
Atotech Alpha 2 B.V. (Diversified Financial Svs.)	(a)(c)	8.750%, 9.500% PIK	06/01/2023	200,000	201,500
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	575,000	585,062
Ford Motor Credit Co. LLC (Consumer Finance)		3.336%	03/18/2021	325,000	325,813
Ford Motor Credit Co. LLC (Consumer Finance)		3.813%	10/12/2021	300,000	303,375
Ford Motor Credit Co. LLC (Consumer Finance)		3.096%	05/04/2023	400,000	404,124
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	393,964
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	434,920
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	588,834
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	236,178
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	471,656
Ford Motor Credit Co. LLC (Consumer Finance)		4.125%	08/17/2027	300,000	314,250
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	584,692
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	275,000	289,281

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	$ 275,000	$ 298,636
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,075,000	2,170,020
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	175,000	186,813
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	775,000	823,437
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	190,313
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	136,250
Navient Corp. (Consumer Finance)		5.000%	03/15/2027	50,000	50,438
NFP Corp. (Insurance)	(a)	7.000%	05/15/2025	50,000	53,750
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,100,000	1,174,448
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	425,000	453,687
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	200,000	204,000
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	300,000	311,250
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	6.250%	05/15/2026	100,000	106,750
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	975,000	1,063,969
United Shore Financial Services LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	750,000	791,250
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,050,000	1,076,250
					17,254,000
Health Care–12.8%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	750,000	751,875
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	408,500
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	26,851
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.000%	04/15/2029	25,000	26,688
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	100,000	102,750
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	600,000	634,500
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	525,000	583,889
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	225,000	231,469
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	1,050,000	1,082,193
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	207,258
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	425,000	470,084
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.750%	08/15/2027	175,000	187,687
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	200,000	206,108
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	75,000	77,115
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	25,000	27,156
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	575,000	646,363
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	75,000	78,354
Centene Corp. (Health Care Providers & Svs.)		4.750%	01/15/2025	325,000	333,525
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	525,000	553,723
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	225,000	237,656
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	800,000	848,000
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	425,000	471,839
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	52,605
Centene Corp. (Health Care Providers & Svs.)		3.000%	10/15/2030	75,000	79,493
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	5.500%	04/01/2026	225,000	235,665
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.625%	01/15/2024	50,000	52,125
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.625%	02/15/2025	100,000	105,248
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	200,000	215,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	150,000	161,288
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	54,013
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	9.500%	07/31/2027	150,000	167,437
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	06/30/2028	552,000	469,200
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	825,000	862,125
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	1,012,077
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	200,000	230,000
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	114,940
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	425,000	502,031
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	675,000	716,864
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	10/15/2026	300,000	314,250
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	05/15/2027	300,000	318,907
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	4.625%	06/15/2025	275,000	290,018
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	5.000%	06/15/2028	200,000	213,500
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	250,000	268,452
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	126,875
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	24,983
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (Acquired 10/04/2016 through 07/09/2018, Cost $1,210,062) (Pharmaceuticals)	(a)(b)	5.625%	10/15/2023	1,275,000	439,875
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (Acquired 05/05/2016 through 09/24/2018, Cost $354,937) (Pharmaceuticals)	(a)(b)	5.500%	04/15/2025	400,000	138,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	348,549
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	3.875%	11/15/2030	75,000	80,438
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	700,000	684,250

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	$1,150,000	$ 1,175,875
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	650,000	716,625
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	125,000	125,346
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	550,000	473,000
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	175,000	188,074
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	450,000	484,110
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	125,000	128,128
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	525,000	535,232
Tenet Healthcare Corp. (Health Care Providers & Svs.)		7.000%	08/01/2025	375,000	387,619
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	313,833
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	425,000	449,969
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	150,000	161,250
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	925,000	948,125
					22,559,477
Industrials–10.1%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	213,260
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,400,000	1,526,000
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	975,000	1,010,344
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	50,000	51,750
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	75,000	80,062
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	850,000	878,687
Cornerstone Building Brands, Inc. (Building Products)	(a)	8.000%	04/15/2026	600,000	631,500
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	150,000	159,375
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	75,000	77,813
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	6.875%	08/15/2026	135,000	145,125
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	615,000	693,412
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	176,750
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	375,000	377,824
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	50,000	52,625
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	425,000	437,338
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	150,000	153,937
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	287,000	287,755
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	100,000	108,655
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	275,000	311,094
Sensata Technologies U.K. Financing Co. PLC (Electrical Equip.)	(a)	6.250%	02/15/2026	200,000	207,875
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	225,000	242,156
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	25,915
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	1,200,000	1,254,000
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	275,000	271,562
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,425,000	1,472,809
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	290,551
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	325,000	330,759
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	359,625
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	575,000	612,375
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	879,750
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	100,000	105,130
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	186,375
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	710,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	100,000	105,870
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	50,000	53,563
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	11/15/2027	100,000	104,750
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	346,125
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	111,000
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	52,453
Vertical Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	250,000	272,500
Vertical U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	344,500
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	300,000	324,750
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	350,000	350,210
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	550,000	563,750
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	109,983
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	255,890
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	325,000	346,531
					17,664,563
Information Technology–4.6%
ams AG (Semiconductors & Equip.)	(a)	7.000%	07/31/2025	375,000	406,875
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	150,000	161,973
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	200,000	204,750
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	3.875%	09/01/2028	75,000	77,250

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
BY Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	$1,025,000	$ 1,042,937
BY Crown Parent LLC / BY Bond Finance, Inc. (Software)	(a)	4.250%	01/31/2026	25,000	25,625
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		3.250%	02/15/2029	225,000	229,433
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	950,000	985,269
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9.375%	07/15/2025	50,000	56,000
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	52,750
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	131,250
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	150,000	157,875
Logan Merger Sub, Inc. (Software)	(a)	5.500%	09/01/2027	350,000	366,625
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	8.125%	04/15/2025	25,000	27,841
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.750%	09/01/2027	275,000	292,187
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	225,000	237,375
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	6.125%	09/01/2029	50,000	55,375
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.250%	10/01/2030	350,000	375,375
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	3.875%	09/01/2028	150,000	154,875
PTC, Inc. (Software)	(a)	3.625%	02/15/2025	25,000	25,701
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	125,000	131,016
Qorvo, Inc. (Semiconductors & Equip.)		4.375%	10/15/2029	250,000	275,055
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3.375%	04/01/2031	125,000	129,063
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	75,000	79,500
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.125%	07/15/2029	300,000	300,033
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.375%	07/15/2031	250,000	251,353
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	775,000	827,715
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	400,000	409,500
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	550,000	564,437
					8,035,013
Materials–9.3%
ARD Finance SA (Containers & Packaging)	(a)(c)	6.500%, 7.250% PIK	06/30/2027	1,200,000	1,281,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	200,000	207,250
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	288,698
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	209,962
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	150,000	150,000
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	159,563
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	425,000	423,937
Berry Global, Inc. (Containers & Packaging)	(a)	4.875%	07/15/2026	375,000	402,821
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	295,711
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	775,000	839,906
Coeur Mining, Inc. (Metals & Mining)		5.875%	06/01/2024	500,000	503,750
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	900,000	933,750
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	50,000	54,206
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	285,312
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	308,625
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,075,000	1,091,125
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	675,000	709,303
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	175,000	185,938
Freeport-McMoRan, Inc. (Metals & Mining)		4.125%	03/01/2028	175,000	183,531
Freeport-McMoRan, Inc. (Metals & Mining)		4.375%	08/01/2028	175,000	185,938
Freeport-McMoRan, Inc. (Metals & Mining)		5.250%	09/01/2029	125,000	139,063
Freeport-McMoRan, Inc. (Metals & Mining)		4.625%	08/01/2030	150,000	164,625
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	225,000	281,531
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	166,125
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	103,625
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	102,250
HB Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	128,125
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	500,000	535,000
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	100,000	110,000
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	900,000	927,000
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	305,919
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	775,000	782,750
Nouryon Holding B.V. (Chemicals)	(a)	8.000%	10/01/2026	800,000	850,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	241,031
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	188,563
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	664,500
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	50,000	54,125
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	125,000	128,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Containers & Packaging)	(a)	4.000%	10/15/2027	675,000	691,875
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	175,000	186,813
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	211,500

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	$ 475,000	$ 520,125
W.R. Grace & Co-Conn (Chemicals)	(a)	4.875%	06/15/2027	175,000	185,591
					16,368,743
Real Estate–0.4%
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.500%	02/15/2025	25,000	25,569
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	225,000	233,359
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.750%	02/15/2027	50,000	51,125
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	275,000	294,250
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.125%	08/15/2030	100,000	105,563
					709,866
Utilities–3.5%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	725,000	815,625
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	113,769
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	101,000	104,484
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	350,000	364,000
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	100,000	102,828
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	104,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	297,099
NRG Energy, Inc. (Electric Utilities)		7.250%	05/15/2026	750,000	791,250
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	250,000	264,010
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	25,595
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	25,720
Pattern Energy Operations LP / Pattern Energy Operations, Inc. (Ind. Power & Renewable Elec.)	(a)	4.500%	08/15/2028	125,000	131,875
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	425,000	434,031
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	627,000
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	875,000	983,194
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	234,495
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.625%	02/15/2027	400,000	425,456
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	397,500
					6,242,431
Total Corporate Bonds (Cost $162,367,363)					$166,542,226

Common Stocks–0.6%		Shares	Value
Communication Services–0.1%
iHeartMedia, Inc. Class A (Media)	(d)	7,387	$ 95,883
Consumer Discretionary–0.1%
Party City Holdco, Inc. (Specialty Retail)	(d)	27,131	166,858
Energy–0.3%
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(d)	7,730	286,474
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(d)	11,786	294,650
			581,124
Materials–0.1%
Hexion Holdings Corp. Class B (Chemicals)	(d)	10,888	133,378
Total Common Stocks (Cost $2,164,680)			$ 977,243

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(e)	2,631,720	$ 2,632,247
Total Money Market Funds (Cost $2,632,239)			$ 2,632,247
Total Investments – 96.9% (Cost $167,164,282)	(f)		$170,151,716
Other Assets in Excess of Liabilities – 3.1%			5,458,133
Net Assets – 100.0%			$175,609,849

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Percentages are stated as a percent of net assets.

Abbreviations:
PIK:	Payment-in-Kind
SL:	Semi-Annual U.S. LIBOR Rate, 0.258% at 12/31/2020

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2020, the value of these securities totaled $115,973,420, or 66.0% of the Portfolio’s net assets.
(b)	Represents a security that is in default and deemed to be non-income producing.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Non-income producing security.
(e)	Rate represents the seven-day yield at December 31, 2020.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)
Objective/Strategy
The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
Performance as of December 31, 2020
Average Annual returns
One year	48.32%
Five years	23.71%
Ten years	20.04%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 48.32% versus 48.88% for its benchmark, the Nasdaq-100® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Seven of the eight benchmark sectors had positive returns for the period. Information Technology and Consumer Discretionary were top contributors, while Financials and Utilities were laggards. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most were Apple, Inc., Tesla, Inc., and Amazon.com, Inc. Intel Corp. and Walgreens Boots Alliance, Inc. were two of the leading detractors. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini Nasdaq-100 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.(1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?
A.  In January 2020, the team added another index analyst, Amruta Joshi. In October, the portfolio management team added another member, Joshua Posner. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	100.2
Money Market Funds Less Net Liabilities	(0.2)
100.0
Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	12.3
2.	Microsoft Corp.	9.1
3.	Amazon.com, Inc.	8.9
4.	Tesla, Inc.	4.5
5.	Facebook, Inc. Class A	3.6
6.	Alphabet, Inc. Class C	3.1
7.	Alphabet, Inc. Class A	2.8
8.	NVIDIA Corp.	2.7
9.	PayPal Holdings, Inc.	2.3
10.	Adobe, Inc.	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	48.0
Consumer Discretionary	19.3
Communication Services	18.4
Health Care	6.4
Consumer Staples	5.2
Industrials	1.9
Utilities	1.0
100.2

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–100.2%		Shares	Value
Communication Services–18.4%
Activision Blizzard, Inc. (Entertainment)		24,513	$ 2,276,032
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	6,266	10,982,042
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	6,875	12,044,175
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a)	8,759	1,894,046
Charter Communications, Inc. Class A (Media)	(a)	6,340	4,194,227
Comcast Corp. Class A (Media)		144,820	7,588,568
Electronic Arts, Inc. (Entertainment)		9,194	1,320,258
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	50,106	13,686,955
Fox Corp. Class A (Media)		10,699	311,555
Fox Corp. Class B (Media)		8,147	235,285
Match Group, Inc. (Interactive Media & Svs.)	(a)	8,436	1,275,439
NetEase, Inc. – ADR (Entertainment)		10,383	994,380
Netflix, Inc. (Entertainment)	(a)	14,013	7,577,250
Sirius XM Holdings, Inc. (Media)		134,807	858,721
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	39,368	5,308,775
			70,547,708
Consumer Discretionary–19.3%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	10,458	34,060,974
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,299	2,893,224
Dollar Tree, Inc. (Multiline Retail)	(a)	7,460	805,978
eBay, Inc. (Internet & Direct Marketing Retail)		21,844	1,097,661
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	27,641	2,429,644
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,962	1,378,895
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		10,288	1,357,193
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	1,579	2,645,172
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,300	1,040,911
Peloton Interactive, Inc. Class A (Leisure Products)	(a)	8,104	1,229,539
Pinduoduo, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	9,464	1,681,469
Ross Stores, Inc. (Specialty Retail)		11,292	1,386,771
Starbucks Corp. (Hotels, Restaurants & Leisure)		37,226	3,982,437
Tesla, Inc. (Automobiles)	(a)	24,450	17,253,631
Trip.com Group Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	16,590	559,581
			73,803,080
Consumer Staples–5.2%
Costco Wholesale Corp. (Food & Staples Retailing)		13,994	5,272,660
Keurig Dr Pepper, Inc. (Beverages)		44,635	1,428,320
Kraft Heinz Co. / The (Food Products)		38,782	1,344,184
Mondelez International, Inc. Class A (Food Products)		45,362	2,652,316
Monster Beverage Corp. (Beverages)	(a)	16,745	1,548,578
PepsiCo, Inc. (Beverages)		43,831	6,500,137
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		27,467	1,095,384
			19,841,579
Health Care–6.4%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	6,942	1,084,618
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,501	1,336,484
Amgen, Inc. (Biotechnology)		18,465	4,245,473
Biogen, Inc. (Biotechnology)	(a)	4,880	1,194,917
Cerner Corp. (Health Care Technology)		9,725	763,218
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	3,046	1,126,167
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Gilead Sciences, Inc. (Biotechnology)		39,760	$ 2,316,417
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,706	1,352,648
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,631	1,713,470
Incyte Corp. (Biotechnology)	(a)	6,948	604,337
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	3,729	3,050,695
Moderna, Inc. (Biotechnology)	(a)	12,551	1,311,203
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,326	1,606,824
Seagen, Inc. (Biotechnology)	(a)	5,714	1,000,750
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,249	1,949,569
			24,656,790
Industrials–1.9%
Cintas Corp. (Commercial Svs. & Supplies)		3,317	1,172,427
Copart, Inc. (Commercial Svs. & Supplies)	(a)	7,491	953,230
CSX Corp. (Road & Rail)		24,258	2,201,413
Fastenal Co. (Trading Companies & Distributors)		18,209	889,145
PACCAR, Inc. (Machinery)		10,989	948,131
Verisk Analytics, Inc. (Professional Svs.)		5,157	1,070,542
			7,234,888
Information Technology–48.0%
Adobe, Inc. (Software)	(a)	15,216	7,609,826
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	38,147	3,498,461
Analog Devices, Inc. (Semiconductors & Equip.)		11,721	1,731,543
ANSYS, Inc. (Software)	(a)	2,724	990,991
Apple, Inc. (Tech. Hardware, Storage & Periph.)		354,369	47,021,223
Applied Materials, Inc. (Semiconductors & Equip.)		28,969	2,500,025
ASML Holding N.V. (Semiconductors & Equip.)		2,401	1,171,016
Atlassian Corp. PLC Class A (Software)	(a)	4,192	980,383
Autodesk, Inc. (Software)	(a)	6,955	2,123,640
Automatic Data Processing, Inc. (IT Svs.)		13,602	2,396,672
Broadcom, Inc. (Semiconductors & Equip.)		12,830	5,617,615
Cadence Design Systems, Inc. (Software)	(a)	8,843	1,206,450
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,536	597,799
Check Point Software Technologies Ltd. (Software)	(a)	4,447	591,051
Cisco Systems, Inc. (Communications Equip.)		134,025	5,997,619
Cognizant Technology Solutions Corp. Class A (IT Svs.)		16,959	1,389,790
DocuSign, Inc. (Software)	(a)	5,873	1,305,568
Fiserv, Inc. (IT Svs.)	(a)	21,266	2,421,347
Intel Corp. (Semiconductors & Equip.)		129,979	6,475,554
Intuit, Inc. (Software)		8,334	3,165,670
KLA-Tencor Corp. (Semiconductors & Equip.)		4,900	1,268,659
Lam Research Corp. (Semiconductors & Equip.)		4,568	2,157,329
Marvell Technology Group Ltd. (Semiconductors & Equip.)		21,258	1,010,605
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		8,480	751,752
Microchip Technology, Inc. (Semiconductors & Equip.)		8,252	1,139,684
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	35,310	2,654,606
Microsoft Corp. (Software)		157,584	35,049,833
NVIDIA Corp. (Semiconductors & Equip.)		19,633	10,252,353
NXP Semiconductors N.V. (Semiconductors & Equip.)		8,874	1,411,055
Okta, Inc. (IT Svs.)	(a)	3,805	967,459
Paychex, Inc. (IT Svs.)		11,389	1,061,227
PayPal Holdings, Inc. (IT Svs.)	(a)	37,163	8,703,575

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
QUALCOMM, Inc. (Semiconductors & Equip.)		35,873	$ 5,464,893
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,269	805,525
Splunk, Inc. (Software)	(a)	5,088	864,400
Synopsys, Inc. (Software)	(a)	4,813	1,247,722
Texas Instruments, Inc. (Semiconductors & Equip.)		29,116	4,778,809
VeriSign, Inc. (IT Svs.)	(a)	3,619	783,152
Workday, Inc. Class A (Software)	(a)	5,709	1,367,933
Xilinx, Inc. (Semiconductors & Equip.)		7,768	1,101,269
Zoom Video Communications, Inc. Class A (Software)	(a)	6,177	2,083,626
			183,717,709
Utilities–1.0%
American Electric Power Co., Inc. (Electric Utilities)		15,749	1,311,419
Common Stocks (Continued)	Shares	Value
Utilities (continued)
Exelon Corp. (Electric Utilities)	30,952	$ 1,306,793
Xcel Energy, Inc. (Electric Utilities)	16,647	1,109,856
		3,728,068
Total Common Stocks (Cost $221,556,646)		$383,529,822

Money Market Funds–0.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	1,616,629	$ 1,616,953
Total Money Market Funds (Cost $1,616,953)			$ 1,616,953
Total Investments – 100.6% (Cost $223,173,599)	(c)		$385,146,775
Liabilities in Excess of Other Assets – (0.6)%	(d)		(2,134,104)
Net Assets – 100.0%			$383,012,671

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $128,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	8	March 19, 2021	$2,051,601	$2,061,680	$10,079	$4,168
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
Performance as of December 31, 2020
Average Annual returns
One year	17.55%
Five years	12.62%
Ten years	12.29%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.74% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 17.55% versus 18.40% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio slightly underperformed in relation to the benchmark for the year. Despite strong outperformance seen in the first half of the year, the Portfolio struggled to keep up amidst the volatile market in the second half. Performance was mixed across the Portfolio’s sentiment and fundamental quality-based measures, while the relative underperformance was due to macro thematic measures.
Although trend-based sentiment measures faltered near the end of the year, faster moving sentiment measures constructed from alternative data were able to correctly position the Portfolio throughout the COVID-19 crisis witnessed earlier in the year. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown, using supply chain linkages and mobile app usage, was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other sentiment-based measures that look to bond data were also notable performers.
Nontraditional measures of quality, such as Environmental, Social, and Governance (“ESG”) related insights, were other top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Traditional quality insights, such as balance sheet strength and a preference for lower volatility securities, were able to drive meaningful gains. Other stability insights, such as an insight with a preference for lower levered stocks, provided ballast throughout the volatile market period.
Conversely, select sentiment insights that capture COVID-19 related trends, specifically those that evaluate work-from-home indicators, struggled later in the period, amidst the broader re-opening trend, and as several notable employers made forward looking comments concerning the desire for employees to return to physical offices. Select industry timing insights also struggled throughout the year. Of note, while the Portfolio targets a generally sector and industry-neutral approach, positioning in the semiconductors industry was a drag on relative performance. Despite the challenging performance for generic momentum styles in the latter part of the year, performance for the year overall was strong along that dimension. A style timing insight that took a more conservative view toward the style, therefore, weighed on aggregate performance for the year. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its excess return from security selection. That being said, modest underweights to the Energy sector throughout the year contributed to relative performance. Security selection in Consumer Discretionary also significantly aided performance. On the other hand, an underweight stance and security selection within the Information Technology sector detracted from performance, as did selection within Real Estate. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Amazon.com, Inc., an internet and direct marketing retail company, was a top contributor to relative performance, as many consumers continue to shop online due to COVID-19 related lockdowns and closures. An underweight to Citigroup, Inc. was also a top contributor, as the stock has yet to recover from its significant decline at the beginning of the pandemic. (1)
In contrast, an overweight to communications equipment company Cisco Systems, Inc. was a key detractor from relative performance. The price of the stock significantly declined during the second half of the year, amidst the broader re-opening trend and as several notable employers made forward looking comments concerning the desire for employees to return to physical offices. Further hindering results was an overweight stance in Energy company EOG Resources, Inc., as oil recorded its worst monthly decline in March and the stock failed to recover later in the year. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)
A.  There were no significant changes to team, process, or strategy during the year. While the investment philosophy has not changed, the portfolio management team believes that an investment process underpinned by continual innovation is vital to our goal of delivering sustainable excess return to our client. The Systematic Active Equity team is comprised of over 80 professionals. While there may be changes to the broader team over time, there have been no changes to the key professionals at the director-level and up responsible for the day-to-day management of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	97.1
Rights (4)	0.0
Money Market Funds and Other Net Assets	2.9
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	5.8
2.	Microsoft Corp.	4.9
3.	Amazon.com, Inc.	4.5
4.	Alphabet, Inc. Class A	2.3
5.	NVIDIA Corp.	2.0
6.	Tesla, Inc.	1.9
7.	JPMorgan Chase & Co.	1.8
8.	Home Depot, Inc. / The	1.7
9.	Walt Disney Co. / The	1.7
10.	Adobe, Inc.	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	27.3
Health Care	12.6
Consumer Discretionary	11.9
Financials	10.6
Communication Services	10.0
Industrials	8.2
Consumer Staples	6.7
Utilities	3.2
Real Estate	2.8
Materials	2.0
Energy	1.8
97.1

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–97.1%		Shares	Value
Communication Services–10.0%
Activision Blizzard, Inc. (Entertainment)		11,217	$ 1,041,498
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	5,541	9,711,378
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,724	6,524,001
AT&T, Inc. (Diversified Telecom. Svs.)		35,449	1,019,513
Comcast Corp. Class A (Media)		47,694	2,499,166
Discovery, Inc. Class A (Media)	(a)	45,191	1,359,797
Discovery, Inc. Class C (Media)	(a)	4,141	108,453
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	22,391	6,116,326
Netflix, Inc. (Entertainment)	(a)	4,664	2,521,965
Sirius XM Holdings, Inc. (Media)		207,853	1,324,024
Twitter, Inc. (Interactive Media & Svs.)	(a)	11,344	614,278
Verizon Communications, Inc. (Diversified Telecom. Svs.)		16,826	988,527
ViacomCBS, Inc. Class A (Media)		2,540	96,063
Walt Disney Co. / The (Entertainment)	(a)	38,271	6,933,940
Warner Music Group Corp. Class A (Entertainment)		10,174	386,510
World Wrestling Entertainment, Inc. Class A (Entertainment)		2,091	100,473
Zynga, Inc. Class A (Entertainment)	(a)	39,958	394,385
			41,740,297
Consumer Discretionary–11.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,767	18,782,715
Aptiv PLC (Auto Components)		10,912	1,421,725
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	196	436,545
BorgWarner, Inc. (Auto Components)		5,839	225,619
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	866	149,809
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	428	593,512
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	2,974	138,469
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	572	101,765
Home Depot, Inc. / The (Specialty Retail)		26,409	7,014,759
Lowe's Cos., Inc. (Specialty Retail)		2,563	411,387
McDonald's Corp. (Hotels, Restaurants & Leisure)		13,061	2,802,629
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		20,686	2,926,448
Nordstrom, Inc. (Multiline Retail)		14,649	457,195
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,855	687,414
Pool Corp. (Distributors)		732	272,670
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		5,425	562,790
Starbucks Corp. (Hotels, Restaurants & Leisure)		17,986	1,924,142
Target Corp. (Multiline Retail)		2,829	499,403
Tesla, Inc. (Automobiles)	(a)	11,391	8,038,287
TJX Cos., Inc. / The (Specialty Retail)		9,769	667,125
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	132	29,807
Wendy's Co. / The (Hotels, Restaurants & Leisure)		14,123	309,576
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		25,632	1,149,852
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		1,765	104,912
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		421	47,501
			49,756,056
Common Stocks (Continued)		Shares	Value
Consumer Staples–6.7%
Brown-Forman Corp. Class B (Beverages)		8,404	$ 667,530
Clorox Co. / The (Household Products)		14,122	2,851,514
Coca-Cola Co. / The (Beverages)		60,283	3,305,920
Colgate-Palmolive Co. (Household Products)		49,361	4,220,859
Costco Wholesale Corp. (Food & Staples Retailing)		14,848	5,594,429
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,709	2,052,059
General Mills, Inc. (Food Products)		26,456	1,555,613
Hershey Co. / The (Food Products)		20,122	3,065,184
Kellogg Co. (Food Products)		3,494	217,432
McCormick & Co., Inc. (Food Products)		17,322	1,655,983
PepsiCo, Inc. (Beverages)		13,186	1,955,484
Procter & Gamble Co. / The (Household Products)		2,310	321,413
Walmart, Inc. (Food & Staples Retailing)		5,083	732,714
			28,196,134
Energy–1.8%
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,487	329,384
Chevron Corp. (Oil, Gas & Consumable Fuels)		3,237	273,365
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		24,100	1,201,867
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,613	231,368
Phillips 66 (Oil, Gas & Consumable Fuels)		38,794	2,713,252
Schlumberger N.V. (Energy Equip. & Svs.)		87,978	1,920,560
TechnipFMC PLC (Energy Equip. & Svs.)		44,448	417,811
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6,952	393,275
			7,480,882
Financials–10.6%
Aflac, Inc. (Insurance)		23,433	1,042,065
Ally Financial, Inc. (Consumer Finance)		2,207	78,702
American Express Co. (Consumer Finance)		24,920	3,013,077
Arch Capital Group Ltd. (Insurance)	(a)	1,943	70,084
Athene Holding Ltd. Class A (Insurance)	(a)	18,051	778,720
Bank of America Corp. (Banks)		133,279	4,039,686
Bank of Hawaii Corp. (Banks)		1,996	152,933
Bank of New York Mellon Corp. / The (Capital Markets)		7,492	317,960
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	5,516	1,278,995
CBOE Global Markets, Inc. (Capital Markets)		3,938	366,707
Charles Schwab Corp. / The (Capital Markets)		12,177	645,868
Citigroup, Inc. (Banks)		15,215	938,157
CME Group, Inc. (Capital Markets)		8,871	1,614,965
Cullen / Frost Bankers, Inc. (Banks)		1,949	170,011
Essent Group Ltd. (Thrifts & Mortgage Finance)		4,272	184,550
FactSet Research Systems, Inc. (Capital Markets)		2,708	900,410
First American Financial Corp. (Insurance)		17,284	892,373
First Horizon Corp. (Banks)		41,280	526,733
JPMorgan Chase & Co. (Banks)		59,181	7,520,130
Marsh & McLennan Cos., Inc. (Insurance)		17,035	1,993,095
MGIC Investment Corp. (Thrifts & Mortgage Finance)		18,976	238,149
Moody's Corp. (Capital Markets)		11,986	3,478,817
Morgan Stanley (Capital Markets)		49,341	3,381,339
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		104,828	1,105,935
Pinnacle Financial Partners, Inc. (Banks)		5,325	342,930

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Financials (continued)
PNC Financial Services Group, Inc. / The (Banks)		629	$ 93,721
Progressive Corp. / The (Insurance)		9,935	982,373
Radian Group, Inc. (Thrifts & Mortgage Finance)		7,984	161,676
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)	(a)	43,512	879,813
S&P Global, Inc. (Capital Markets)		3,035	997,696
SVB Financial Group (Banks)	(a)	125	48,479
T. Rowe Price Group, Inc. (Capital Markets)		3,717	562,717
Travelers Cos., Inc. / The (Insurance)		7,409	1,040,001
Truist Financial Corp. (Banks)		7,368	353,148
U.S. Bancorp (Banks)		11,536	537,462
Wells Fargo & Co. (Banks)		102,698	3,099,426
Willis Towers Watson PLC (Insurance)		1,654	348,465
Wintrust Financial Corp. (Banks)		1,000	61,090
			44,238,458
Health Care–12.6%
AbbVie, Inc. (Biotechnology)		22,650	2,426,947
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		12,607	1,493,803
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	413	64,527
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	595	317,956
Amgen, Inc. (Biotechnology)		11,611	2,669,601
Anthem, Inc. (Health Care Providers & Svs.)		6,256	2,008,739
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1,653	413,614
Biogen, Inc. (Biotechnology)	(a)	2,474	605,784
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	17,927	644,476
Bristol-Myers Squibb Co. (Pharmaceuticals)		73,251	4,543,760
Cardinal Health, Inc. (Health Care Providers & Svs.)		18,971	1,016,087
Catalent, Inc. (Pharmaceuticals)	(a)	2,238	232,909
Cerner Corp. (Health Care Technology)		4,356	341,859
Cigna Corp. (Health Care Providers & Svs.)		3,027	630,161
Danaher Corp. (Health Care Equip. & Supplies)		6,626	1,471,900
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	3,190	1,179,407
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	29,932	2,730,696
Eli Lilly & Co. (Pharmaceuticals)		2,195	370,604
Gilead Sciences, Inc. (Biotechnology)		29,392	1,712,378
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	1,185	51,322
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	16,867	1,127,728
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,182	1,590,586
Johnson & Johnson (Pharmaceuticals)		34,755	5,469,742
McKesson Corp. (Health Care Providers & Svs.)		8,874	1,543,366
Medtronic PLC (Health Care Equip. & Supplies)		14,166	1,659,405
Merck & Co., Inc. (Pharmaceuticals)		23,945	1,958,701
Pfizer, Inc. (Pharmaceuticals)		71,393	2,627,976
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,335	644,952
Stryker Corp. (Health Care Equip. & Supplies)		7,377	1,807,660
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3,178	1,480,249
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		12,930	4,534,292
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,677	$ 1,341,702
Zoetis, Inc. (Pharmaceuticals)		11,724	1,940,322
			52,653,211
Industrials–8.2%
3M Co. (Industrial Conglomerates)		12,700	2,219,833
Alaska Air Group, Inc. (Airlines)		13,041	678,132
Allegion PLC (Building Products)		11,329	1,318,469
Boeing Co. / The (Aerospace & Defense)		1,363	291,764
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,649	342,532
Cintas Corp. (Commercial Svs. & Supplies)		1,631	576,493
Copart, Inc. (Commercial Svs. & Supplies)	(a)	7,704	980,334
CSX Corp. (Road & Rail)		6,913	627,355
Cummins, Inc. (Machinery)		2,393	543,450
Deere & Co. (Machinery)		6,084	1,636,900
Delta Air Lines, Inc. (Airlines)		4,249	170,852
EMCOR Group, Inc. (Construction & Engineering)		4,736	433,155
Equifax, Inc. (Professional Svs.)		476	91,792
Expeditors International of Washington, Inc. (Air Freight & Logistics)		23,365	2,222,245
Fastenal Co. (Trading Companies & Distributors)		9,815	479,267
GATX Corp. (Trading Companies & Distributors)		580	48,244
Honeywell International, Inc. (Industrial Conglomerates)		22,672	4,822,334
IHS Markit Ltd. (Professional Svs.)		14,951	1,343,048
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		2,487	104,006
L3Harris Technologies, Inc. (Aerospace & Defense)		1,852	350,065
Landstar System, Inc. (Road & Rail)		867	116,750
Lennox International, Inc. (Building Products)		4,745	1,299,988
Lockheed Martin Corp. (Aerospace & Defense)		10,629	3,773,082
Lyft, Inc. Class A (Road & Rail)	(a)	5,361	263,386
Macquarie Infrastructure Corp. (Transportation Infrastructure)		2,606	97,855
Masco Corp. (Building Products)		1,656	90,964
Northrop Grumman Corp. (Aerospace & Defense)		4,866	1,482,768
Oshkosh Corp. (Machinery)		13,449	1,157,556
Robert Half International, Inc. (Professional Svs.)		7,358	459,728
Rockwell Automation, Inc. (Electrical Equip.)		2,998	751,928
Roper Technologies, Inc. (Industrial Conglomerates)		2,819	1,215,243
Snap-on, Inc. (Machinery)		4,240	725,634
United Airlines Holdings, Inc. (Airlines)	(a)	4,385	189,651
Verisk Analytics, Inc. (Professional Svs.)		2,641	548,245
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,872	764,413
Xylem, Inc. (Machinery)		21,258	2,163,852
			34,381,313
Information Technology–27.3%
Accenture PLC Class A (IT Svs.)		18,192	4,751,932
Adobe, Inc. (Software)	(a)	13,779	6,891,154
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	14,626	1,341,350
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	2,196	58,545
Analog Devices, Inc. (Semiconductors & Equip.)		21,013	3,104,251

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)		182,164	$ 24,171,340
Applied Materials, Inc. (Semiconductors & Equip.)		31,258	2,697,565
Automatic Data Processing, Inc. (IT Svs.)		12,888	2,270,866
Cadence Design Systems, Inc. (Software)	(a)	9,883	1,348,338
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	1,485	122,067
Cisco Systems, Inc. (Communications Equip.)		73,914	3,307,652
Fiserv, Inc. (IT Svs.)	(a)	27,397	3,119,422
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		223,704	2,650,892
Intel Corp. (Semiconductors & Equip.)		71,642	3,569,204
Mastercard, Inc. Class A (IT Svs.)		9,297	3,318,471
Microsoft Corp. (Software)		92,980	20,680,612
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,199	52,684
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		8,374	554,694
NVIDIA Corp. (Semiconductors & Equip.)		16,038	8,375,044
PayPal Holdings, Inc. (IT Svs.)	(a)	14,600	3,419,320
QUALCOMM, Inc. (Semiconductors & Equip.)		11,175	1,702,400
salesforce.com, Inc. (Software)	(a)	17,981	4,001,312
ServiceNow, Inc. (Software)	(a)	8,286	4,560,863
Teradata Corp. (Software)	(a)	12,220	274,583
Texas Instruments, Inc. (Semiconductors & Equip.)		2,621	430,185
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,698	246,915
Visa, Inc. (IT Svs.)		30,120	6,588,148
VMware, Inc. Class A (Software)	(a)	4,066	570,297
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	231	88,780
			114,268,886
Materials–2.0%
AptarGroup, Inc. (Containers & Packaging)		656	89,800
Ecolab, Inc. (Chemicals)		15,424	3,337,136
FMC Corp. (Chemicals)		16,215	1,863,590
PPG Industries, Inc. (Chemicals)		14,795	2,133,735
Reliance Steel & Aluminum Co. (Metals & Mining)		3,087	369,668
Sherwin-Williams Co. / The (Chemicals)		1,115	819,425
			8,613,354
Common Stocks (Continued)	Shares	Value
Real Estate–2.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)	2,516	$ 448,402
American Tower Corp. (Equity REIT)	5,052	1,133,972
Boston Properties, Inc. (Equity REIT)	7,614	719,751
Brixmor Property Group, Inc. (Equity REIT)	42,258	699,370
Equinix, Inc. (Equity REIT)	820	585,628
Kilroy Realty Corp. (Equity REIT)	9,945	570,843
Kimco Realty Corp. (Equity REIT)	27,119	407,056
Prologis, Inc. (Equity REIT)	48,644	4,847,861
Regency Centers Corp. (Equity REIT)	10,177	463,969
Simon Property Group, Inc. (Equity REIT)	22,194	1,892,704
Welltower, Inc. (Equity REIT)	1,366	88,271
		11,857,827
Utilities–3.2%
Alliant Energy Corp. (Electric Utilities)	15,790	813,659
CMS Energy Corp. (Multi-Utilities)	45,448	2,772,782
Consolidated Edison, Inc. (Multi-Utilities)	24,821	1,793,814
Eversource Energy (Electric Utilities)	14,290	1,236,228
IDACORP, Inc. (Electric Utilities)	838	80,473
NextEra Energy, Inc. (Electric Utilities)	78,231	6,035,522
Pinnacle West Capital Corp. (Electric Utilities)	5,209	416,459
Xcel Energy, Inc. (Electric Utilities)	2,493	166,208
		13,315,145
Total Common Stocks (Cost $342,726,693)		$406,501,563

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	11,619	$ 8,019
Total Rights (Cost $24,748)			$ 8,019

Money Market Funds–2.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	11,916,871	$ 11,919,254
Total Money Market Funds (Cost $11,919,254)			$ 11,919,254
Total Investments – 100.0% (Cost $354,670,695)	(c)		$418,428,836
Other Assets in Excess of Liabilities – 0.0%	(d)		24,927
Net Assets – 100.0%			$418,453,763

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $759,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	69	March 19, 2021	$12,579,929	$12,933,360	$353,431	$84,870
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.
Performance as of December 31, 2020
Average Annual returns
One year	34.34%
Five years	16.76%
Ten years	12.10%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.91% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 34.34% versus 34.63% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Portfolio performance was driven by strength in frothier market periods during the year; particularly, the second and fourth quarters, when the benchmark witnessed significant rallies. The Portfolio struggled in other periods of the year amidst market volatility. Positive relative performance was primarily driven by the Portfolio’s sentiment and fundamental quality-based measures, while select macro thematic measures and contrarian measures struggled.
Although trend-based sentiment measures faltered near the end of the year, faster moving sentiment measures constructed from alternative data were able to correctly position the portfolio throughout the COVID-19 crisis witnessed earlier in the period. Insights which captured firms likely to benefit during the recovery were most additive. Evaluating how companies were navigating fast changing consumer habits and the emergence from lockdown using supply search trends data was most effective. The real time nature of these types of measures were helpful in evaluating the quickly evolving marketplace. Other sentiment-based measures that read management filings and compared them across company disclosures were also notable performers.
Nontraditional measures of quality, such as Environmental, Social, and Governance (“ESG”) related insights, were other top contributors. Other nontraditional quality measures with a preference for founder led ownership structures also outperformed in the period. Traditional quality insights, such as balance sheet strength, were able to drive meaningful gains.
Conversely, select sentiment insights that capture COVID-19 related trends, specifically those that evaluate work-from-home indicators, struggled later in the period, amidst the broader re-opening trend, and as several notable employers made forward looking comments concerning the desire for employees to return to physical offices. Stability insights also dragged on performance. Specifically, a preference for lower volatility stocks struggled amid the sharp market recovery observed after economies emerged post-lockdown. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its excess return from security selection. That being said, a modest underweight to the Energy sector and slight overweight in Industrials contributed to the Portfolio’s relative performance, while selection in Health Care was the largest relative contributor. On the other hand, poor stock selection within Industrials and Information Technology were top detractors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in AMN Healthcare Services, Inc., a health care providers and services company, was a top contributor to relative performance, as the stock increased throughout the year. An overweight to software company Ringcentral, Inc. Class A was also a top contributor, as the stock has been one of the stay-at-home winners. The company provides next-generation telecommunication connectivity, which has been beneficial throughout the pandemic. (1)
In contrast, an overweight to software company Benefitfocus, Inc. was a key detractor from relative performance, as the stock failed to recover from its March lows. Further hindering results was an overweight stance in the bank Tristate Capital Holdings, Inc., as New York, New Jersey, and Pennsylvania real estate continued to struggle amid the pandemic. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
The Portfolio participated in 16 IPOs during the year, which contributed 84 basis points to total return in aggregate. The largest contributors were Silverback Therapeutics, Inc. (13 basis points), Schrodinger, Inc. (10 basis points), and ZoomInfo Technologies, Inc. Class A (9 basis points). (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)
A.  There were no significant changes to team, process, or strategy during the year. While the investment philosophy has not changed, the portfolio management team believes that an investment process underpinned by continual innovation is vital to our goal of delivering sustainable excess return to our client. The Systematic Active Equity team is comprised of over 80 professionals. While there may be changes to the broader team over time, there have been no changes to the key professionals at the director-level and up responsible for the day-to-day management of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	101.0
Rights (4)	0.0
Money Market Funds Less Net Liabilities	(1.0)
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Varonis Systems, Inc.	1.0
2.	Texas Roadhouse, Inc.	1.0
3.	SiteOne Landscape Supply, Inc.	1.0
4.	Marcus & Millichap, Inc.	0.9
5.	8x8, Inc.	0.9
6.	Plug Power, Inc.	0.9
7.	Mirati Therapeutics, Inc.	0.9
8.	Deckers Outdoor Corp.	0.9
9.	Ultragenyx Pharmaceutical, Inc.	0.9
10.	Qualys, Inc.	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	34.3
Information Technology	21.5
Industrials	15.0
Consumer Discretionary	14.5
Financials	3.7
Real Estate	3.6
Materials	3.1
Consumer Staples	1.9
Communication Services	1.7
Utilities	1.0
Energy	0.7
101.0

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–101.0%		Shares	Value
Communication Services–1.7%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	3,783	$ 581,334
Cardlytics, Inc. (Media)	(a)	7,195	1,027,230
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		3,513	210,323
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a)	14,257	258,052
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	146,898
Glu Mobile, Inc. (Entertainment)	(a)	19,352	174,361
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	105,888
MSG Networks, Inc. Class A (Media)	(a)	20,107	296,377
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	102,816
QuinStreet, Inc. (Interactive Media & Svs.)	(a)	18,861	404,380
Shenandoah Telecommunications Co. (Wireless Telecom. Svs.)		2,004	86,673
TechTarget, Inc. (Media)	(a)	2,310	136,544
			3,530,876
Consumer Discretionary–14.5%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	33,399	868,374
America's Car-Mart, Inc. (Specialty Retail)	(a)	1,448	159,048
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,820	265,247
Buckle, Inc. / The (Specialty Retail)		12,300	359,160
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	13,184	979,176
Camping World Holdings, Inc. Class A (Specialty Retail)		11,927	310,698
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		9,389	347,956
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		2,431	473,534
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		7,198	949,560
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	24,601	1,541,499
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	6,519	1,869,519
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		4,862	281,996
Fox Factory Holding Corp. (Auto Components)	(a)	10,691	1,130,146
Helen of Troy Ltd. (Household Durables)	(a)	2,887	641,463
International Game Technology PLC (Hotels, Restaurants & Leisure)		79,292	1,343,206
iRobot Corp. (Household Durables)	(a)	17,068	1,370,390
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		3,322	308,282
KB Home (Household Durables)		4,391	147,186
LCI Industries (Auto Components)		11,270	1,461,494
LGI Homes, Inc. (Household Durables)	(a)	3,370	356,715
Lithia Motors, Inc. Class A (Specialty Retail)		2,580	755,089
M.D.C. Holdings, Inc. (Household Durables)		26,299	1,278,131
Malibu Boats, Inc. Class A (Leisure Products)	(a)	8,812	550,221
National Vision Holdings, Inc. (Specialty Retail)	(a)	8,476	383,878
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	8,603	412,686
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	9,897	854,804
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	20,970	409,754
Rent-A-Center, Inc. (Specialty Retail)		15,829	606,092
RH (Specialty Retail)	(a)	1,621	725,430
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	8,762	363,535
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	20,824	657,830
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	6,149	$ 521,312
Sonos, Inc. (Household Durables)	(a)	4,175	97,653
Stamps.com, Inc. (Internet & Direct Marketing Retail)	(a)	4,508	884,425
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a)	7,223	424,135
Strategic Education, Inc. (Diversified Consumer Svs.)		3,606	343,760
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		26,248	2,051,544
Tilly's, Inc. (Specialty Retail)		4,764	38,874
Visteon Corp. (Auto Components)	(a)	9,230	1,158,550
W.W. International, Inc. (Diversified Consumer Svs.)	(a)	7,153	174,533
Wingstop, Inc. (Hotels, Restaurants & Leisure)		4,997	662,352
Winnebago Industries, Inc. (Automobiles)		8,148	488,391
YETI Holdings, Inc. (Leisure Products)	(a)	20,181	1,381,793
			30,389,421
Consumer Staples–1.9%
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	10,478	390,620
Central Garden & Pet Co. Class A (Household Products)	(a)	2,397	87,083
Chefs' Warehouse, Inc. / The (Food & Staples Retailing)	(a)	15,095	387,790
E.L.F. Beauty, Inc. (Personal Products)	(a)	9,896	249,280
Freshpet, Inc. (Food Products)	(a)	9,915	1,407,831
J & J Snack Foods Corp. (Food Products)		1,720	267,236
John B. Sanfilippo & Son, Inc. (Food Products)		2,460	193,996
Lancaster Colony Corp. (Food Products)		779	143,126
National Beverage Corp. (Beverages)		2,872	243,833
PriceSmart, Inc. (Food & Staples Retailing)		3,416	311,163
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	8,800	176,880
USANA Health Sciences, Inc. (Personal Products)	(a)	907	69,930
Weis Markets, Inc. (Food & Staples Retailing)		445	21,275
			3,950,043
Energy–0.7%
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)		10,192	151,861
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)		33,911	544,950
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		31,209	88,945
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	(a)	26,746	188,827
Par Pacific Holdings, Inc. (Oil, Gas & Consumable Fuels)	(a)	36,061	504,133
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	81,337
			1,560,053
Financials–3.7%
Arbor Realty Trust, Inc. (Mortgage REIT)		8,249	116,971
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		11,808	594,415
Assetmark Financial Holdings, Inc. (Capital Markets)	(a)	6,600	159,720
BankFinancial Corp. (Banks)		5,622	49,361
Cohen & Steers, Inc. (Capital Markets)		10,571	785,425
eHealth, Inc. (Insurance)	(a)	2,719	191,989
First Savings Financial Group, Inc. (Banks)		2,205	143,325
FirstCash, Inc. (Consumer Finance)		3,311	231,902
Hamilton Lane, Inc. Class A (Capital Markets)		21,660	1,690,563
Houlihan Lokey, Inc. (Capital Markets)		4,003	269,122

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Financials (continued)
Kinsale Capital Group, Inc. (Insurance)		3,731	$ 746,685
LendingTree, Inc. (Consumer Finance)	(a)	184	50,377
Main Street Capital Corp. (Capital Markets)		110	3,549
Moelis & Co. Class A (Capital Markets)		19,303	902,608
National General Holdings Corp. (Insurance)		5,396	184,435
Pacific Mercantile Bancorp (Banks)	(a)	11,266	57,907
Republic First Bancorp, Inc. (Banks)	(a)	50,682	144,444
RLI Corp. (Insurance)		2,688	279,955
Trupanion, Inc. (Insurance)	(a)	9,983	1,195,065
			7,797,818
Health Care–34.3%
1Life Healthcare, Inc. (Health Care Providers & Svs.)	(a)	12,198	532,443
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	5,558	297,131
Accolade, Inc. (Health Care Technology)	(a)	11,525	501,337
Accuray, Inc. (Health Care Equip. & Supplies)	(a)	41,890	174,681
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,972	26,642
Agenus, Inc. (Biotechnology)	(a)	98,406	312,931
Alector, Inc. (Biotechnology)	(a)	22,770	344,510
Allakos, Inc. (Biotechnology)	(a)	3,875	542,500
Allogene Therapeutics, Inc. (Biotechnology)	(a)	16,514	416,813
ALX Oncology Holdings, Inc. (Biotechnology)	(a)	5,662	488,064
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	83,624
Amicus Therapeutics, Inc. (Biotechnology)	(a)	34,993	807,988
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	10,066	687,004
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	31,645	636,381
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	6,739	385,471
Aptinyx, Inc. (Biotechnology)	(a)	28,141	97,368
Arcus Biosciences, Inc. (Biotechnology)	(a)	8,758	227,358
Arcutis Biotherapeutics, Inc. (Biotechnology)	(a)	5,941	167,120
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	13,407	1,028,719
Arvinas, Inc. (Pharmaceuticals)	(a)	7,741	657,443
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	16,170	317,417
Athenex, Inc. (Biotechnology)	(a)	11,735	129,789
Athersys, Inc. (Biotechnology)	(a)	60,257	105,450
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,974	443,913
Atrion Corp. (Health Care Equip. & Supplies)		585	375,710
Avidity Biosciences, Inc. (Biotechnology)	(a)	5,306	135,409
Avrobio, Inc. (Biotechnology)	(a)	9,661	134,674
Axonics Modulation Technologies, Inc. (Health Care Equip. & Supplies)	(a)	4,579	228,584
Axsome Therapeutics, Inc. (Pharmaceuticals)	(a)	1,920	156,422
Beam Therapeutics, Inc. (Biotechnology)	(a)	3,253	265,575
Beyondspring, Inc. (Biotechnology)	(a)	8,867	108,177
BioCryst Pharmaceuticals, Inc. (Biotechnology)	(a)	48,405	360,617
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	18,702	78,548
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	5,560	476,548
BioTelemetry, Inc. (Health Care Providers & Svs.)	(a)	5,559	400,693
Black Diamond Therapeutics, Inc. (Biotechnology)	(a)	4,143	132,783
Blueprint Medicines Corp. (Biotechnology)	(a)	11,521	1,292,080
Bridgebio Pharma, Inc. (Biotechnology)	(a)	18,134	1,289,509
Cantel Medical Corp. (Health Care Equip. & Supplies)		11,009	868,170
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	15,260	667,778
CareDx, Inc. (Biotechnology)	(a)	6,031	436,946
Castlight Health, Inc. Class B (Health Care Technology)	(a)	35,225	45,793
Certara, Inc. (Health Care Technology)	(a)	8,196	276,369
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Cerus Corp. (Health Care Equip. & Supplies)	(a)	42,400	$ 293,408
ChemoCentryx, Inc. (Biotechnology)	(a)	4,239	262,479
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	18,688	407,959
Coherus Biosciences, Inc. (Biotechnology)	(a)	16,768	291,428
CONMED Corp. (Health Care Equip. & Supplies)		1,278	143,136
CorVel Corp. (Health Care Providers & Svs.)	(a)	2,208	234,048
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a)	2,601	36,700
CryoLife, Inc. (Health Care Equip. & Supplies)	(a)	11,400	269,154
CryoPort, Inc. (Health Care Equip. & Supplies)	(a)	1,869	82,012
Cue Biopharma, Inc. (Biotechnology)	(a)	9,963	124,637
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	6,692	381,912
Denali Therapeutics, Inc. (Biotechnology)	(a)	8,753	733,151
Dynavax Technologies Corp. (Biotechnology)	(a)	19,408	86,366
Dyne Therapeutics, Inc. (Biotechnology)	(a)	4,564	95,844
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	4,790	223,070
Editas Medicine, Inc. (Biotechnology)	(a)	9,873	692,196
Eidos Therapeutics, Inc. (Biotechnology)	(a)	1,941	255,397
Emergent BioSolutions, Inc. (Biotechnology)	(a)	5,854	524,518
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	8,707	366,565
Ensign Group, Inc. / The (Health Care Providers & Svs.)		3,102	226,198
Epizyme, Inc. (Biotechnology)	(a)	9,867	107,156
Fate Therapeutics, Inc. (Biotechnology)	(a)	10,995	999,775
FibroGen, Inc. (Biotechnology)	(a)	21,666	803,592
Flexion Therapeutics, Inc. (Biotechnology)	(a)	22,917	264,462
Foghorn Therapeutics, Inc. (Biotechnology)	(a)	8,256	167,349
Frequency Therapeutics, Inc. (Biotechnology)	(a)	13,873	489,162
GenMark Diagnostics, Inc. (Health Care Equip. & Supplies)	(a)	8,558	124,947
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	8,674	565,718
Gossamer Bio, Inc. (Biotechnology)	(a)	4,355	42,113
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	25,589	1,092,906
Harpoon Therapeutics, Inc. (Biotechnology)	(a)	16,708	277,520
Health Catalyst, Inc. (Health Care Technology)	(a)	8,313	361,865
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	14,763	1,029,129
Heron Therapeutics, Inc. (Biotechnology)	(a)	23,380	494,838
Heska Corp. (Health Care Equip. & Supplies)	(a)	2,034	296,252
HMS Holdings Corp. (Health Care Technology)	(a)	10,720	393,960
Innoviva, Inc. (Pharmaceuticals)	(a)	32,438	401,907
Inogen, Inc. (Health Care Equip. & Supplies)	(a)	5,863	261,959
Inovalon Holdings, Inc. Class A (Health Care Technology)	(a)	25,127	456,558
Inovio Pharmaceuticals, Inc. (Biotechnology)	(a)	26,465	234,215
Insmed, Inc. (Biotechnology)	(a)	10,403	346,316
Inspire Medical Systems, Inc. (Health Care Technology)	(a)	5,521	1,038,445
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	1,680	136,399
Intellia Therapeutics, Inc. (Biotechnology)	(a)	3,529	191,978
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	6,783	167,540
Intersect ENT, Inc. (Pharmaceuticals)	(a)	19,785	453,077
Invitae Corp. (Biotechnology)	(a)	17,449	729,543
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	4,225	1,002,212
Joint Corp. / The (Health Care Providers & Svs.)	(a)	9,316	244,638
KalVista Pharmaceuticals, Inc. (Biotechnology)	(a)	3,078	58,451
Karuna Therapeutics, Inc. (Biotechnology)	(a)	1,938	196,881
Karyopharm Therapeutics, Inc. (Biotechnology)	(a)	34,781	538,410
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a)	6,430	113,618

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Kodiak Sciences, Inc. (Biotechnology)	(a)	3,264	$ 479,514
LeMaitre Vascular, Inc. (Health Care Equip. & Supplies)		8,899	360,410
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	2,431	518,581
LivaNova PLC (Health Care Equip. & Supplies)	(a)	8,172	541,068
Luminex Corp. (Life Sciences Tools & Svs.)		25,639	592,774
MacroGenics, Inc. (Biotechnology)	(a)	4,931	112,723
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a)	5,196	577,639
Magellan Health, Inc. (Health Care Providers & Svs.)	(a)	1,672	138,508
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	7,576	1,054,579
MeiraGTx Holdings PLC (Biotechnology)	(a)	1,192	18,047
Meridian Bioscience, Inc. (Health Care Equip. & Supplies)	(a)	3,846	71,882
Mirati Therapeutics, Inc. (Biotechnology)	(a)	8,617	1,892,638
Mirum Pharmaceuticals, Inc. (Biotechnology)	(a)	7,949	138,790
Morphic Holding, Inc. (Biotechnology)	(a)	4,121	138,260
NanoString Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	13,006	869,841
Natera, Inc. (Biotechnology)	(a)	15,876	1,579,980
Neogen Corp. (Health Care Equip. & Supplies)	(a)	11,244	891,649
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	26,424	1,422,668
Neoleukin Therapeutics, Inc. (Biotechnology)	(a)	9,004	126,956
Nevro Corp. (Health Care Equip. & Supplies)	(a)	7,567	1,309,848
NextGen Healthcare, Inc. (Health Care Technology)	(a)	6,940	126,586
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a)	16,349	495,293
Novavax, Inc. (Biotechnology)	(a)	3,114	347,242
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	5,319	299,619
Omeros Corp. (Pharmaceuticals)	(a)	33,766	482,347
Omnicell, Inc. (Health Care Technology)	(a)	10,480	1,257,810
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	10,372	109,788
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	10,942	283,835
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	7,976	477,284
Passage Bio, Inc. (Biotechnology)	(a)	2,835	72,491
Personalis, Inc. (Life Sciences Tools & Svs.)	(a)	5,564	203,698
PetIQ, Inc. (Health Care Providers & Svs.)	(a)	5,324	204,708
Phreesia, Inc. (Health Care Technology)	(a)	21,915	1,189,108
Poseida Therapeutics, Inc. (Biotechnology)	(a)	3,813	41,829
Precision BioSciences, Inc. (Biotechnology)	(a)	17,540	146,284
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	1,373	47,877
Prevail Therapeutics, Inc. (Biotechnology)	(a)	2,376	54,814
Progyny, Inc. (Health Care Providers & Svs.)	(a)	5,743	243,446
PTC Therapeutics, Inc. (Biotechnology)	(a)	17,241	1,052,218
Puma Biotechnology, Inc. (Biotechnology)	(a)	19,032	195,268
Quanterix Corp. (Life Sciences Tools & Svs.)	(a)	4,020	186,930
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	15,862	381,005
Radius Health, Inc. (Biotechnology)	(a)	13,550	242,003
REGENXBIO, Inc. (Biotechnology)	(a)	12,187	552,802
Relmada Therapeutics, Inc. (Pharmaceuticals)	(a)	5,208	167,021
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	1,862	356,815
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	8,096	229,441
REVOLUTION Medicines, Inc. (Biotechnology)	(a)	7,851	310,821
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	117,534	411,369
Sage Therapeutics, Inc. (Biotechnology)	(a)	361	31,230
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	6,473	101,011
Schrodinger, Inc. (Health Care Technology)	(a)	1,050	83,139
Select Medical Holdings Corp. (Health Care Providers & Svs.)	(a)	15,265	422,230
Seres Therapeutics, Inc. (Biotechnology)	(a)	21,272	521,164
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	2,945	305,455
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,286	$ 206,952
Silverback Therapeutics, Inc. (Biotechnology)	(a)	8,290	384,159
Spectrum Pharmaceuticals, Inc. (Biotechnology)	(a)	98,230	334,964
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	286,984
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	12,980	583,321
Teladoc Health, Inc. (Health Care Technology)	(a)	1,808	361,528
TG Therapeutics, Inc. (Biotechnology)	(a)	10,704	556,822
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	324,409
Translate Bio, Inc. (Biotechnology)	(a)	7,110	131,037
Travere Therapeutics, Inc. (Biotechnology)	(a)	25,156	685,627
Turning Point Therapeutics, Inc. (Biotechnology)	(a)	2,813	342,764
Twist Bioscience Corp. (Biotechnology)	(a)	7,850	1,109,126
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		7,956	956,709
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	12,775	1,768,443
Veracyte, Inc. (Biotechnology)	(a)	16,570	810,936
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	92,794
Vir Biotechnology, Inc. (Biotechnology)	(a)	10,323	276,450
Vocera Communications, Inc. (Health Care Technology)	(a)	15,688	651,523
Xencor, Inc. (Biotechnology)	(a)	14,313	624,476
Zynex, Inc. (Health Care Equip. & Supplies)	(a)	4,338	58,389
			71,973,300
Industrials–15.0%
AAON, Inc. (Building Products)		5,969	397,715
Advanced Drainage Systems, Inc. (Building Products)		5,541	463,117
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	14,274	754,381
AeroVironment, Inc. (Aerospace & Defense)	(a)	1,260	109,494
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		11,978	934,164
ASGN, Inc. (Professional Svs.)	(a)	10,254	856,517
Avis Budget Group, Inc. (Road & Rail)	(a)	1,066	39,762
Bloom Energy Corp. Class A (Electrical Equip.)	(a)	5,047	144,647
Blue Bird Corp. (Machinery)	(a)	15,195	277,461
Brink's Co. / The (Commercial Svs. & Supplies)		9,152	658,944
Builders FirstSource, Inc. (Building Products)	(a)	30,217	1,233,156
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	16,238	435,503
EMCOR Group, Inc. (Construction & Engineering)		10,608	970,208
ESCO Technologies, Inc. (Machinery)		13,567	1,400,386
Evoqua Water Technologies Corp. (Machinery)	(a)	10,802	291,438
Exponent, Inc. (Professional Svs.)		9,718	874,912
Federal Signal Corp. (Machinery)		1,875	62,194
Forrester Research, Inc. (Professional Svs.)	(a)	4,676	195,924
Forward Air Corp. (Air Freight & Logistics)		4,710	361,916
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	16,632	319,501
Franklin Covey Co. (Professional Svs.)	(a)	25,526	568,464
Franklin Electric Co., Inc. (Machinery)		10,235	708,364
Generac Holdings, Inc. (Electrical Equip.)	(a)	6,272	1,426,316
Gibraltar Industries, Inc. (Building Products)	(a)	4,720	339,557
Hawaiian Holdings, Inc. (Airlines)		12,245	216,737
Herc Holdings, Inc. (Trading Companies & Distributors)	(a)	3,045	202,218
Herman Miller, Inc. (Commercial Svs. & Supplies)		4,820	162,916
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	11,453	652,821

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Insperity, Inc. (Professional Svs.)		5,764	$ 469,305
John Bean Technologies Corp. (Machinery)		5,875	668,986
Kforce, Inc. (Professional Svs.)		20,358	856,868
Kimball International, Inc. Class B (Commercial Svs. & Supplies)		10,559	126,180
Landstar System, Inc. (Road & Rail)		4,643	625,226
Marten Transport Ltd. (Road & Rail)		41,096	708,084
Masonite International Corp. (Building Products)	(a)	1,609	158,229
MasTec, Inc. (Construction & Engineering)	(a)	6,647	453,192
McGrath RentCorp (Commercial Svs. & Supplies)		18,089	1,213,772
MYR Group, Inc. (Construction & Engineering)	(a)	2,202	132,340
Plug Power, Inc. (Electrical Equip.)	(a)	56,584	1,918,763
Proto Labs, Inc. (Machinery)	(a)	6,383	979,152
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	59,340
Saia, Inc. (Road & Rail)	(a)	4,257	769,666
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	12,684	2,012,063
Steelcase, Inc. Class A (Commercial Svs. & Supplies)		19,566	265,119
Sunrun, Inc. (Electrical Equip.)	(a)	24,720	1,715,074
Tetra Tech, Inc. (Commercial Svs. & Supplies)		4,713	545,671
Trex Co., Inc. (Building Products)	(a)	10,427	872,948
TriNet Group, Inc. (Professional Svs.)	(a)	7,510	605,306
Upwork, Inc. (Professional Svs.)	(a)	3,391	117,057
Vicor Corp. (Electrical Equip.)	(a)	1,324	122,099
Werner Enterprises, Inc. (Road & Rail)		21,578	846,289
WillScot Mobile Mini Holdings Corp. (Construction & Engineering)	(a)	10,518	243,702
			31,543,164
Information Technology–21.5%
8x8, Inc. (Software)	(a)	56,010	1,930,665
A10 Networks, Inc. (Software)	(a)	29,254	288,444
Acacia Communications, Inc. (Communications Equip.)	(a)	6,005	438,125
ACI Worldwide, Inc. (Software)	(a)	8,367	321,544
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a)	6,642	644,075
Alarm.com Holdings, Inc. (Software)	(a)	8,317	860,394
Altair Engineering, Inc. Class A (Software)	(a)	13,492	784,965
Ambarella, Inc. (Semiconductors & Equip.)	(a)	2,548	233,957
Appfolio, Inc. Class A (Software)	(a)	5,788	1,042,071
Appian Corp. (Software)	(a)	4,629	750,315
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	5,093	148,308
Blackbaud, Inc. (Software)		4,701	270,590
Blackline, Inc. (Software)	(a)	4,778	637,290
Bottomline Technologies DE, Inc. (Software)	(a)	15,966	842,047
Box, Inc. Class A (Software)	(a)	56,936	1,027,695
Brooks Automation, Inc. (Semiconductors & Equip.)		9,155	621,167
Calix, Inc. (Communications Equip.)	(a)	16,400	488,064
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	16,126	1,325,557
CMC Materials, Inc. (Semiconductors & Equip.)		3,302	499,593
CommVault Systems, Inc. (Software)	(a)	12,478	690,907
Cornerstone OnDemand, Inc. (Software)	(a)	10,016	441,105
CSG Systems International, Inc. (IT Svs.)		16,069	724,230
Digital Turbine, Inc. (Software)	(a)	9,705	548,915
Domo, Inc. Class B (Software)	(a)	5,560	354,561
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,840	777,478
Extreme Networks, Inc. (Communications Equip.)	(a)	30,260	208,491
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,528	178,553
Fitbit, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	75,398	512,706
Five9, Inc. (Software)	(a)	3,674	640,746
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Grid Dynamics Holdings, Inc. (IT Svs.)	(a)	23,044	$ 290,354
Hackett Group, Inc. / The (IT Svs.)		3,392	48,811
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	7,529	226,962
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,393	638,623
InterDigital, Inc. (Communications Equip.)		2,436	147,816
International Money Express, Inc. (IT Svs.)	(a)	6,445	100,026
J2 Global, Inc. (Software)	(a)	3,575	349,242
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	29,430	1,348,483
Limelight Networks, Inc. (IT Svs.)	(a)	18,337	73,165
LivePerson, Inc. (Software)	(a)	10,009	622,860
ManTech International Corp. Class A (IT Svs.)		7,747	689,018
MAXIMUS, Inc. (IT Svs.)		10,453	765,055
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	6,443	246,058
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		3,693	141,368
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,698	437,178
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	14,688	1,369,215
PAR Technology Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,996	502,069
Paylocity Holding Corp. (Software)	(a)	1,998	411,408
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		15,635	739,379
Power Integrations, Inc. (Semiconductors & Equip.)		20,679	1,692,783
Progress Software Corp. (Software)		9,665	436,761
PROS Holdings, Inc. (Software)	(a)	18,152	921,577
Q2 Holdings, Inc. (Software)	(a)	9,731	1,231,263
QAD, Inc. Class A (Software)		10,214	645,321
Qualys, Inc. (Software)	(a)	14,497	1,766,749
Radware Ltd. (Communications Equip.)	(a)	5,120	142,080
Rapid7, Inc. (Software)	(a)	12,557	1,132,139
RingCentral, Inc. Class A (Software)	(a)	1,443	546,854
Semtech Corp. (Semiconductors & Equip.)	(a)	1,908	137,548
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,067	772,572
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)		1,921	92,496
SiTime Corp. (Semiconductors & Equip.)	(a)	3,243	362,989
Sprout Social, Inc. Class A (Software)	(a)	14,529	659,762
SPS Commerce, Inc. (Software)	(a)	11,794	1,280,710
Sumo Logic, Inc. (Software)	(a)	2,186	62,476
SVMK, Inc. (Software)	(a)	6,437	164,465
Synaptics, Inc. (Semiconductors & Equip.)	(a)	9,511	916,860
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a)	33,370	861,613
Varonis Systems, Inc. (Software)	(a)	13,029	2,131,676
Verra Mobility Corp. (IT Svs.)	(a)	10,734	144,050
Virtusa Corp. (IT Svs.)	(a)	1,903	97,300
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	10,183	733,685
Yext, Inc. (Software)	(a)	46,816	735,947
			45,049,324
Materials–3.1%
Avient Corp. (Chemicals)		9,358	376,940
Balchem Corp. (Chemicals)		7,414	854,241
Boise Cascade Co. (Paper & Forest Products)		17,944	857,723
Forterra, Inc. (Construction Materials)	(a)	15,546	267,314
HB Fuller Co. (Chemicals)		6,961	361,137
Ingevity Corp. (Chemicals)	(a)	7,133	540,182
Livent Corp. (Chemicals)	(a)	39,271	739,866
Louisiana-Pacific Corp. (Paper & Forest Products)		3,972	147,639
Materion Corp. (Metals & Mining)		1,628	103,736
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	637,592
Silgan Holdings, Inc. (Containers & Packaging)		12,779	473,845
Trinseo S.A. (Chemicals)		9,367	479,684

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Materials (continued)
Venator Materials PLC (Chemicals)	(a)	146,203	$ 483,932
Worthington Industries, Inc. (Metals & Mining)		1,921	98,624
			6,422,455
Real Estate–3.6%
CorePoint Lodging, Inc. (Equity REIT)		17,898	123,138
First Industrial Realty Trust, Inc. (Equity REIT)		9,113	383,931
Four Corners Property Trust, Inc. (Equity REIT)		19,220	572,179
Macerich Co. / The (Equity REIT)		19,671	209,890
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	(a)	52,285	1,946,570
NexPoint Residential Trust, Inc. (Equity REIT)		5,025	212,608
Plymouth Industrial REIT, Inc. (Equity REIT)		12,071	181,065
QTS Realty Trust, Inc. Class A (Equity REIT)		22,367	1,384,070
RE/MAX Holdings, Inc. Class A (Real Estate Mgmt. & Development)		9,169	333,110
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	17,768	1,219,418
RMR Group, Inc. / The Class A (Real Estate Mgmt. & Development)		8,260	319,001
Ryman Hospitality Properties, Inc. (Equity REIT)		5,918	401,004
Uniti Group, Inc. (Equity REIT)		26,700	313,191
			7,599,175
Utilities–1.0%
American States Water Co. (Water Utilities)		639	50,807
Brookfield Infrastructure Corp. Class A (Gas Utilities)		5,664	409,507
Common Stocks (Continued)		Shares	Value
Utilities (continued)
New Jersey Resources Corp. (Gas Utilities)		20,087	$ 714,093
Northwest Natural Holding Co. (Gas Utilities)		2,915	134,061
Ormat Technologies, Inc. (Ind. Power & Renewable Elec.)		4,417	398,767
Southwest Gas Holdings, Inc. (Gas Utilities)		1,577	95,803
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	5,836	263,378
			2,066,416
Total Common Stocks (Cost $156,304,737)			$211,882,045

Rights –0.0%	Quantity	Value
Health Care–0.0%
Alder BioPharmaceuticals, Inc. CVR (Pharmaceuticals)	14,631	$ 12,875
Total Rights (Cost $12,875)		$ 12,875

Money Market Funds–2.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	5,081,422	$ 5,082,439
Total Money Market Funds (Cost $5,082,439)			$ 5,082,439
Total Investments – 103.4% (Cost $161,400,051)	(c)		$216,977,359
Liabilities in Excess of Other Assets – (3.4)%	(d)		(7,195,500)
Net Assets – 100.0%			$209,781,859

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CVR:	Contingent Value Right

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $336,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	56	March 19, 2021	$5,446,731	$5,529,440	$82,709	$(14,068)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P MidCap 400® Index.
Performance as of December 31, 2020
Average Annual returns
One year	13.33%
Five years	9.76%
Ten years	9.91%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.44% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 13.33% versus 13.66% for its benchmark, the S&P MidCap 400® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Seven of the eleven sectors within the benchmark index had a positive return for the period. Information Technology contributed the most, followed by Consumer Discretionary. Real Estate and Energy lagged the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. Benchmark constituents that had a positive impact on return included Enphase Energy, Inc. and SolarEdge Technologies, Inc., which were both up in excess of 200% for the year. Detracting stocks for the year included Transocean Ltd. and EPR Properties. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P MidCap 400 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?
A.  In January 2020, the team added another index analyst, Amruta Joshi. In October, the portfolio management team added another member, Joshua Posner. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	101.7
Money Market Funds Less Net Liabilities	(1.7)
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Enphase Energy, Inc.	1.1
2.	Trimble, Inc.	0.8
3.	SolarEdge Technologies, Inc.	0.8
4.	Monolithic Power Systems, Inc.	0.8
5.	Caesars Entertainment, Inc.	0.7
6.	Fair Isaac Corp.	0.7
7.	Generac Holdings, Inc.	0.7
8.	Cognex Corp.	0.7
9.	Ceridian HCM Holding, Inc.	0.7
10.	Masimo Corp.	0.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	18.0
Information Technology	17.6
Financials	15.3
Consumer Discretionary	14.4
Health Care	11.3
Real Estate	9.1
Materials	5.8
Consumer Staples	3.7
Utilities	3.5
Communication Services	1.8
Energy	1.2
101.7

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–101.7%		Shares	Value
Communication Services–1.8%
Cable One, Inc. (Media)		1,144	$ 2,548,512
Cinemark Holdings, Inc. (Entertainment)		22,802	396,983
John Wiley & Sons, Inc. Class A (Media)		9,255	422,583
New York Times Co. / The Class A (Media)		30,504	1,579,192
TEGNA, Inc. (Media)		46,428	647,671
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		21,121	392,217
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	20,390	586,824
World Wrestling Entertainment, Inc. Class A (Entertainment)		9,902	475,791
Yelp, Inc. (Interactive Media & Svs.)	(a)	14,748	481,817
			7,531,590
Consumer Discretionary–14.4%
Adient PLC (Auto Components)	(a)	19,908	692,201
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	11,017	374,027
American Eagle Outfitters, Inc. (Specialty Retail)		31,704	636,299
AutoNation, Inc. (Specialty Retail)	(a)	12,481	871,049
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		17,028	730,842
Brunswick Corp. (Leisure Products)		16,608	1,266,194
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	44,020	3,269,365
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		9,254	870,524
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		6,114	652,547
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		7,528	1,466,379
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		6,456	564,125
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		5,030	663,558
Dana, Inc. (Auto Components)		30,640	598,093
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	5,917	1,696,877
Dick's Sporting Goods, Inc. (Specialty Retail)		13,937	783,399
Five Below, Inc. (Specialty Retail)	(a)	11,845	2,072,638
Foot Locker, Inc. (Specialty Retail)		22,114	894,290
Fox Factory Holding Corp. (Auto Components)	(a)	8,844	934,899
Gentex Corp. (Auto Components)		51,945	1,762,494
Goodyear Tire & Rubber Co. / The (Auto Components)		49,451	539,510
Graham Holdings Co. Class B (Diversified Consumer Svs.)		857	457,107
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	9,934	924,955
Grubhub, Inc. (Internet & Direct Marketing Retail)	(a)	19,664	1,460,445
H&R Block, Inc. (Diversified Consumer Svs.)		38,896	616,891
Harley-Davidson, Inc. (Automobiles)		32,498	1,192,677
Helen of Troy Ltd. (Household Durables)	(a)	5,374	1,194,049
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		4,817	447,018
KB Home (Household Durables)		18,675	625,986
Kohl's Corp. (Multiline Retail)		33,185	1,350,298
Lear Corp. (Auto Components)		11,488	1,826,937
Lithia Motors, Inc. Class A (Specialty Retail)		5,538	1,620,806
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		8,706	1,194,637
Mattel, Inc. (Leisure Products)	(a)	73,784	1,287,531
Murphy U.S.A., Inc. (Specialty Retail)		5,632	737,060
Nordstrom, Inc. (Multiline Retail)		23,072	720,077
Ollie's Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	12,058	985,983
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		6,981	$ 592,338
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	31,168	2,691,980
Polaris, Inc. (Leisure Products)		12,295	1,171,468
RH (Specialty Retail)	(a)	3,310	1,481,291
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	11,887	493,192
Service Corp. International (Diversified Consumer Svs.)		36,366	1,785,571
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		16,039	546,930
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	28,747	1,033,167
Strategic Education, Inc. (Diversified Consumer Svs.)		5,175	493,333
Taylor Morrison Home Corp. (Household Durables)	(a)	27,552	706,709
Tempur Sealy International, Inc. (Household Durables)	(a)	40,685	1,098,495
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		13,847	1,082,281
Thor Industries, Inc. (Automobiles)		11,738	1,091,517
Toll Brothers, Inc. (Household Durables)		24,345	1,058,277
TopBuild Corp. (Household Durables)	(a)	7,001	1,288,744
TRI Pointe Group, Inc. (Household Durables)	(a)	26,897	463,973
Urban Outfitters, Inc. (Specialty Retail)	(a)	14,509	371,430
Visteon Corp. (Auto Components)	(a)	5,901	740,693
W.W. International, Inc. (Diversified Consumer Svs.)	(a)	9,965	243,146
Wendy's Co. / The (Hotels, Restaurants & Leisure)		38,008	833,135
Williams-Sonoma, Inc. (Specialty Retail)		16,237	1,653,576
Wingstop, Inc. (Hotels, Restaurants & Leisure)		6,293	834,137
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		18,206	816,721
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		19,754	1,174,178
			61,728,049
Consumer Staples–3.7%
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	29,105	1,085,034
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,938	1,926,934
Casey's General Stores, Inc. (Food & Staples Retailing)		7,761	1,386,270
Coty, Inc. Class A (Personal Products)		59,951	420,856
Darling Ingredients, Inc. (Food Products)	(a)	34,188	1,971,964
Edgewell Personal Care Co. (Personal Products)		11,526	398,569
Energizer Holdings, Inc. (Household Products)		12,351	520,965
Flowers Foods, Inc. (Food Products)		41,709	943,875
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	18,165	712,976
Hain Celestial Group, Inc. / The (Food Products)	(a)	17,515	703,227
Ingredion, Inc. (Food Products)		14,203	1,117,350
Lancaster Colony Corp. (Food Products)		4,144	761,377
Nu Skin Enterprises, Inc. Class A (Personal Products)		10,820	591,097
Pilgrim's Pride Corp. (Food Products)	(a)	10,328	202,532
Post Holdings, Inc. (Food Products)	(a)	12,989	1,312,019
Sanderson Farms, Inc. (Food Products)		4,197	554,843
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	25,010	502,701

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Tootsie Roll Industries, Inc. (Food Products)		3,668	$ 108,940
TreeHouse Foods, Inc. (Food Products)	(a)	11,982	509,115
			15,730,644
Energy–1.2%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		60,654	467,642
ChampionX Corp. (Energy Equip. & Svs.)	(a)	39,413	603,019
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		21,631	811,379
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	47,615	514,242
EQT Corp. (Oil, Gas & Consumable Fuels)		58,440	742,772
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		86,214	693,161
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		30,511	369,183
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		13,472	419,788
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	85,550	697,232
			5,318,418
Financials–15.3%
Affiliated Managers Group, Inc. (Capital Markets)		9,617	978,049
Alleghany Corp. (Insurance)		3,009	1,816,503
American Financial Group, Inc. (Insurance)		14,915	1,306,852
Associated Banc-Corp. (Banks)		32,575	555,404
BancorpSouth Bank (Banks)		20,471	561,724
Bank of Hawaii Corp. (Banks)		8,493	650,734
Bank OZK (Banks)		25,628	801,388
Brighthouse Financial, Inc. (Insurance)	(a)	18,939	685,687
Brown & Brown, Inc. (Insurance)		49,974	2,369,267
Cathay General Bancorp (Banks)		15,875	511,016
CIT Group, Inc. (Banks)		20,892	750,023
CNO Financial Group, Inc. (Insurance)		29,476	655,252
Commerce Bancshares, Inc. (Banks)		22,341	1,467,804
Cullen / Frost Bankers, Inc. (Banks)		11,858	1,034,373
East West Bancorp, Inc. (Banks)		29,708	1,506,493
Eaton Vance Corp. (Capital Markets)		24,210	1,644,585
Essent Group Ltd. (Thrifts & Mortgage Finance)		23,833	1,029,586
Evercore, Inc. Class A (Capital Markets)		8,614	944,439
FactSet Research Systems, Inc. (Capital Markets)		8,014	2,664,655
Federated Hermes, Inc. (Capital Markets)		20,014	578,204
First American Financial Corp. (Insurance)		23,475	1,212,014
First Financial Bankshares, Inc. (Banks)		30,115	1,089,410
First Horizon Corp. (Banks)		117,622	1,500,857
FirstCash, Inc. (Consumer Finance)		8,775	614,601
FNB Corp. (Banks)		68,428	650,066
Fulton Financial Corp. (Banks)		34,406	437,644
Genworth Financial, Inc. Class A (Insurance)	(a)	107,291	405,560
Glacier Bancorp, Inc. (Banks)		20,223	930,460
Hancock Whitney Corp. (Banks)		18,325	623,417
Hanover Insurance Group, Inc. / The (Insurance)		7,898	923,434
Home BancShares, Inc. (Banks)		32,211	627,470
Interactive Brokers Group, Inc. Class A (Capital Markets)		17,124	1,043,194
International Bancshares Corp. (Banks)		11,803	441,904
Janus Henderson Group PLC (Capital Markets)		31,538	1,025,300
Jefferies Financial Group, Inc. (Diversified Financial Svs.)		43,871	1,079,227
Kemper Corp. (Insurance)		13,034	1,001,402
Kinsale Capital Group, Inc. (Insurance)		4,519	904,387
LendingTree, Inc. (Consumer Finance)	(a)	2,314	633,550
Mercury General Corp. (Insurance)		5,634	294,151
Common Stocks (Continued)		Shares	Value
Financials (continued)
MGIC Investment Corp. (Thrifts & Mortgage Finance)		71,783	$ 900,877
Navient Corp. (Consumer Finance)		39,510	387,988
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		98,361	1,037,709
Old Republic International Corp. (Insurance)		59,964	1,181,890
PacWest Bancorp (Banks)		24,772	629,209
Pinnacle Financial Partners, Inc. (Banks)		16,079	1,035,488
Primerica, Inc. (Insurance)		8,332	1,115,905
PROG Holdings, Inc. (Consumer Finance)		14,322	771,526
Prosperity Bancshares, Inc. (Banks)		19,620	1,360,843
Reinsurance Group of America, Inc. (Insurance)		14,317	1,659,340
RenaissanceRe Holdings Ltd. (Insurance)		10,699	1,774,108
RLI Corp. (Insurance)		8,405	875,381
SEI Investments Co. (Capital Markets)		25,435	1,461,749
Selective Insurance Group, Inc. (Insurance)		12,681	849,373
Signature Bank (Banks)		11,263	1,523,771
SLM Corp. (Consumer Finance)		79,541	985,513
Sterling Bancorp (Banks)		41,214	741,028
Stifel Financial Corp. (Capital Markets)		21,837	1,101,895
Synovus Financial Corp. (Banks)		31,337	1,014,379
TCF Financial Corp. (Banks)		32,329	1,196,820
Texas Capital Bancshares, Inc. (Banks)	(a)	10,698	636,531
Trustmark Corp. (Banks)		13,444	367,156
UMB Financial Corp. (Banks)		9,162	632,086
Umpqua Holdings Corp. (Banks)		46,708	707,159
United Bankshares, Inc. (Banks)		26,877	870,815
Valley National Bancorp (Banks)		85,632	834,912
Washington Federal, Inc. (Thrifts & Mortgage Finance)		16,059	413,359
Webster Financial Corp. (Banks)		19,098	804,981
Wintrust Financial Corp. (Banks)		12,219	746,459
			65,568,336
Health Care–11.3%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	18,868	948,306
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	6,921	2,030,137
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	21,786	1,671,640
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a)	10,141	465,269
Bio-Techne Corp. (Life Sciences Tools & Svs.)		8,145	2,586,445
Cantel Medical Corp. (Health Care Equip. & Supplies)		7,986	629,776
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	10,545	2,634,774
Chemed Corp. (Health Care Providers & Svs.)		3,363	1,791,167
Emergent BioSolutions, Inc. (Biotechnology)	(a)	9,552	855,859
Encompass Health Corp. (Health Care Providers & Svs.)		20,959	1,733,100
Exelixis, Inc. (Biotechnology)	(a)	65,780	1,320,205
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	16,163	1,054,151
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	10,765	1,278,344
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	26,942	1,150,693
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	16,297	1,136,064
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		14,061	1,377,556
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,136	887,131
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	15,007	974,254
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	11,745	1,938,512
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	6,697	1,428,604
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	3,395	337,633

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Health Care (continued)
LivaNova PLC (Health Care Equip. & Supplies)	(a)	10,304	$ 682,228
Masimo Corp. (Health Care Equip. & Supplies)	(a)	10,694	2,870,056
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,839	812,789
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	12,524	2,663,604
Nektar Therapeutics (Pharmaceuticals)	(a)	38,045	646,765
Neogen Corp. (Health Care Equip. & Supplies)	(a)	11,244	891,649
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	10,874	612,532
Patterson Cos., Inc. (Health Care Providers & Svs.)		18,416	545,666
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	7,159	1,252,825
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	13,600	1,705,984
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	10,589	369,238
Quidel Corp. (Health Care Equip. & Supplies)	(a)	8,116	1,458,039
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	10,670	2,044,692
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	16,096	1,096,620
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	22,372	893,314
United Therapeutics Corp. (Biotechnology)	(a)	9,423	1,430,317
			48,205,938
Industrials–18.0%
Acuity Brands, Inc. (Electrical Equip.)		7,810	945,713
AECOM (Construction & Engineering)	(a)	31,741	1,580,067
AGCO Corp. (Machinery)		12,923	1,332,232
ASGN, Inc. (Professional Svs.)	(a)	11,215	936,789
Avis Budget Group, Inc. (Road & Rail)	(a)	10,917	407,204
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	13,473	1,650,847
Brink's Co. / The (Commercial Svs. & Supplies)		10,461	753,192
Builders FirstSource, Inc. (Building Products)	(a)	43,300	1,767,073
Carlisle Cos., Inc. (Industrial Conglomerates)		11,221	1,752,496
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	10,767	819,369
Colfax Corp. (Machinery)	(a)	21,350	816,424
CoreLogic, Inc. (Professional Svs.)		16,487	1,274,775
Crane Co. (Machinery)		10,474	813,411
Curtiss-Wright Corp. (Aerospace & Defense)		8,800	1,023,880
Donaldson Co., Inc. (Machinery)		26,759	1,495,293
Dycom Industries, Inc. (Construction & Engineering)	(a)	6,766	510,968
EMCOR Group, Inc. (Construction & Engineering)		11,645	1,065,052
EnerSys (Electrical Equip.)		9,028	749,866
Fluor Corp. (Construction & Engineering)		26,541	423,860
FTI Consulting, Inc. (Professional Svs.)	(a)	7,560	844,603
GATX Corp. (Trading Companies & Distributors)		7,421	617,279
Generac Holdings, Inc. (Electrical Equip.)	(a)	13,262	3,015,911
Graco, Inc. (Machinery)		35,373	2,559,237
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		15,781	443,446
Herman Miller, Inc. (Commercial Svs. & Supplies)		12,491	422,196
Hexcel Corp. (Aerospace & Defense)		17,508	848,963
HNI Corp. (Commercial Svs. & Supplies)		9,060	312,208
Hubbell, Inc. (Electrical Equip.)		11,498	1,802,771
IAA, Inc. (Commercial Svs. & Supplies)	(a)	28,354	1,842,443
Insperity, Inc. (Professional Svs.)		7,563	615,779
ITT, Inc. (Machinery)		18,316	1,410,698
JetBlue Airways Corp. (Airlines)	(a)	66,688	969,643
KAR Auction Services, Inc. (Commercial Svs. & Supplies)		27,412	510,137
Kennametal, Inc. (Machinery)		17,658	639,926
Kirby Corp. (Marine)	(a)	12,733	659,951
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		26,645	$ 1,114,294
Landstar System, Inc. (Road & Rail)		8,136	1,095,594
Lennox International, Inc. (Building Products)		7,345	2,012,310
Lincoln Electric Holdings, Inc. (Machinery)		12,606	1,465,447
ManpowerGroup, Inc. (Professional Svs.)		12,198	1,100,016
MasTec, Inc. (Construction & Engineering)	(a)	11,903	811,547
Mercury Systems, Inc. (Aerospace & Defense)	(a)	11,873	1,045,536
Middleby Corp. / The (Machinery)	(a)	11,790	1,519,967
MSA Safety, Inc. (Commercial Svs. & Supplies)		7,680	1,147,315
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		9,702	818,752
Nordson Corp. (Machinery)		11,392	2,289,222
nVent Electric PLC (Electrical Equip.)		36,079	840,280
Oshkosh Corp. (Machinery)		14,457	1,244,314
Owens Corning (Building Products)		22,773	1,725,282
Regal Beloit Corp. (Electrical Equip.)		8,607	1,057,026
Ryder System, Inc. (Road & Rail)		11,427	705,731
Simpson Manufacturing Co., Inc. (Building Products)		9,205	860,207
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	19,263	1,335,504
Sunrun, Inc. (Electrical Equip.)	(a)	33,083	2,295,298
Terex Corp. (Machinery)		14,680	512,185
Tetra Tech, Inc. (Commercial Svs. & Supplies)		11,401	1,320,008
Timken Co. / The (Machinery)		14,378	1,112,282
Toro Co. / The (Machinery)		22,638	2,146,988
Trex Co., Inc. (Building Products)	(a)	24,546	2,054,991
Trinity Industries, Inc. (Machinery)		17,917	472,830
Univar Solutions, Inc. (Trading Companies & Distributors)	(a)	35,857	681,642
Valmont Industries, Inc. (Construction & Engineering)		4,506	788,235
Watsco, Inc. (Trading Companies & Distributors)		6,914	1,566,367
Werner Enterprises, Inc. (Road & Rail)		12,306	482,641
Woodward, Inc. (Machinery)		12,298	1,494,576
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	19,297	2,300,202
			77,050,291
Information Technology–17.6%
ACI Worldwide, Inc. (Software)	(a)	24,754	951,296
Alliance Data Systems Corp. (IT Svs.)		10,119	749,818
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	16,015	1,558,259
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		20,958	735,835
Belden, Inc. (Electronic Equip., Instr. & Comp.)		9,441	395,578
Blackbaud, Inc. (Software)		10,508	604,840
CACI International, Inc. Class A (IT Svs.)	(a)	5,346	1,332,918
CDK Global, Inc. (Software)		25,797	1,337,058
Ceridian HCM Holding, Inc. (Software)	(a)	27,472	2,927,416
Ciena Corp. (Communications Equip.)	(a)	32,486	1,716,885
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	12,289	1,010,156
CMC Materials, Inc. (Semiconductors & Equip.)		6,166	932,916
Cognex Corp. (Electronic Equip., Instr. & Comp.)		36,879	2,960,831
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,182	777,404
CommVault Systems, Inc. (Software)	(a)	10,008	554,143
Concentrix Corp. (IT Svs.)	(a)	8,733	861,947
Cree, Inc. (Semiconductors & Equip.)	(a)	23,392	2,477,213
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	26,720	4,688,558
Fair Isaac Corp. (Software)	(a)	6,146	3,140,852
First Solar, Inc. (Semiconductors & Equip.)	(a)	17,974	1,777,988
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	21,990	1,670,360
InterDigital, Inc. (Communications Equip.)		6,520	395,634
J2 Global, Inc. (Software)	(a)	9,085	887,514

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		28,536	$ 1,213,636
KBR, Inc. (IT Svs.)		30,219	934,674
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		5,167	1,315,828
LiveRamp Holdings, Inc. (IT Svs.)	(a)	14,059	1,028,978
Lumentum Holdings, Inc. (Communications Equip.)	(a)	16,006	1,517,369
Manhattan Associates, Inc. (Software)	(a)	13,467	1,416,459
MAXIMUS, Inc. (IT Svs.)		13,027	953,446
MKS Instruments, Inc. (Semiconductors & Equip.)		11,620	1,748,229
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		8,952	3,278,491
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		27,824	1,222,587
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	27,330	1,026,788
NetScout Systems, Inc. (Communications Equip.)	(a)	15,600	427,752
Paylocity Holding Corp. (Software)	(a)	7,935	1,633,896
Perspecta, Inc. (IT Svs.)		28,986	697,983
PTC, Inc. (Software)	(a)	22,139	2,648,046
Qualys, Inc. (Software)	(a)	7,113	866,861
Sabre Corp. (IT Svs.)		67,226	808,057
Sailpoint Technologies Holdings, Inc. (Software)	(a)	19,273	1,026,095
Science Applications International Corp. (IT Svs.)		12,344	1,168,236
Semtech Corp. (Semiconductors & Equip.)	(a)	13,780	993,400
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	9,291	1,183,116
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	10,826	3,454,793
Synaptics, Inc. (Semiconductors & Equip.)	(a)	7,318	705,455
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		8,743	712,030
Teradata Corp. (Software)	(a)	22,785	511,979
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	52,858	3,529,329
Universal Display Corp. (Semiconductors & Equip.)		9,044	2,078,311
Viasat, Inc. (Communications Equip.)	(a)	13,605	444,203
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		28,136	582,697
WEX, Inc. (IT Svs.)	(a)	9,306	1,894,050
			75,468,193
Materials–5.8%
AptarGroup, Inc. (Containers & Packaging)		13,718	1,877,857
Ashland Global Holdings, Inc. (Chemicals)		11,560	915,552
Avient Corp. (Chemicals)		19,134	770,717
Cabot Corp. (Chemicals)		12,002	538,650
Chemours Co. / The (Chemicals)		34,862	864,229
Commercial Metals Co. (Metals & Mining)		25,468	523,113
Compass Minerals International, Inc. (Metals & Mining)		7,194	444,014
Domtar Corp. (Paper & Forest Products)		11,707	370,526
Eagle Materials, Inc. (Construction Materials)		8,865	898,468
Greif, Inc. Class A (Containers & Packaging)		5,608	262,903
Ingevity Corp. (Chemicals)	(a)	8,752	662,789
Louisiana-Pacific Corp. (Paper & Forest Products)		23,179	861,563
Minerals Technologies, Inc. (Chemicals)		7,208	447,761
NewMarket Corp. (Chemicals)		1,551	617,748
O-I Glass, Inc. (Containers & Packaging)		33,326	396,579
Olin Corp. (Chemicals)		30,125	739,870
Reliance Steel & Aluminum Co. (Metals & Mining)		13,426	1,607,763
Royal Gold, Inc. (Metals & Mining)		13,909	1,479,361
Common Stocks (Continued)		Shares	Value
Materials (continued)
RPM International, Inc. (Chemicals)		27,409	$ 2,488,189
Scotts Miracle-Gro Co. / The (Chemicals)		8,626	1,717,782
Sensient Technologies Corp. (Chemicals)		8,980	662,455
Silgan Holdings, Inc. (Containers & Packaging)		16,641	617,048
Sonoco Products Co. (Containers & Packaging)		21,287	1,261,255
Steel Dynamics, Inc. (Metals & Mining)		42,102	1,552,301
United States Steel Corp. (Metals & Mining)		46,650	782,320
Valvoline, Inc. (Chemicals)		39,277	908,870
Worthington Industries, Inc. (Metals & Mining)		7,611	390,749
			24,660,432
Real Estate–9.1%
American Campus Communities, Inc. (Equity REIT)		28,946	1,238,020
Apartment Income REIT Corp. (Equity REIT)	(a)	31,302	1,202,310
Brixmor Property Group, Inc. (Equity REIT)		62,262	1,030,436
Camden Property Trust (Equity REIT)		20,549	2,053,256
CoreSite Realty Corp. (Equity REIT)		9,068	1,136,039
Corporate Office Properties Trust (Equity REIT)		23,794	620,548
Cousins Properties, Inc. (Equity REIT)		31,504	1,055,384
CyrusOne, Inc. (Equity REIT)		25,395	1,857,644
Douglas Emmett, Inc. (Equity REIT)		34,962	1,020,191
EastGroup Properties, Inc. (Equity REIT)		8,387	1,157,909
EPR Properties (Equity REIT)		15,824	514,280
First Industrial Realty Trust, Inc. (Equity REIT)		27,362	1,152,761
Healthcare Realty Trust, Inc. (Equity REIT)		28,815	852,924
Highwoods Properties, Inc. (Equity REIT)		22,041	873,485
Hudson Pacific Properties, Inc. (Equity REIT)		32,270	775,125
JBG SMITH Properties (Equity REIT)		23,597	737,878
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	10,810	1,603,880
Kilroy Realty Corp. (Equity REIT)		22,240	1,276,576
Lamar Advertising Co. Class A (Equity REIT)		18,203	1,514,854
Life Storage, Inc. (Equity REIT)		10,304	1,230,195
Macerich Co. / The (Equity REIT)		23,473	250,457
Medical Properties Trust, Inc. (Equity REIT)		113,180	2,466,192
National Retail Properties, Inc. (Equity REIT)		36,595	1,497,467
Omega Healthcare Investors, Inc. (Equity REIT)		47,859	1,738,239
Park Hotels & Resorts, Inc. (Equity REIT)		49,390	847,038
Pebblebrook Hotel Trust (Equity REIT)		27,757	521,832
Physicians Realty Trust (Equity REIT)		44,164	786,119
PotlatchDeltic Corp. (Equity REIT)		14,179	709,234
PS Business Parks, Inc. (Equity REIT)		4,255	565,362
Rayonier, Inc. (Equity REIT)		28,912	849,435
Rexford Industrial Realty, Inc. (Equity REIT)		27,673	1,359,021
Sabra Health Care REIT, Inc. (Equity REIT)		43,831	761,344
Service Properties Trust (Equity REIT)		34,962	401,713
Spirit Realty Capital, Inc. (Equity REIT)		24,229	973,279
STORE Capital Corp. (Equity REIT)		49,813	1,692,646
Urban Edge Properties (Equity REIT)		23,082	298,681
Weingarten Realty Investors (Equity REIT)		25,553	553,734
			39,175,488
Utilities–3.5%
ALLETE, Inc. (Electric Utilities)		11,018	682,455
Black Hills Corp. (Multi-Utilities)		13,321	818,575
Essential Utilities, Inc. (Water Utilities)		47,311	2,237,337
Hawaiian Electric Industries, Inc. (Electric Utilities)		23,173	820,092
IDACORP, Inc. (Electric Utilities)		10,694	1,026,945
MDU Resources Group, Inc. (Multi-Utilities)		42,506	1,119,608
National Fuel Gas Co. (Gas Utilities)		19,284	793,151
New Jersey Resources Corp. (Gas Utilities)		20,384	724,651
NorthWestern Corp. (Multi-Utilities)		10,723	625,258
OGE Energy Corp. (Electric Utilities)		42,402	1,350,928
ONE Gas, Inc. (Gas Utilities)		11,254	863,970
PNM Resources, Inc. (Electric Utilities)		16,883	819,332

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)	Shares	Value
Utilities (continued)
Southwest Gas Holdings, Inc. (Gas Utilities)	12,048	$ 731,916
Spire, Inc. (Gas Utilities)	10,944	700,854
UGI Corp. (Gas Utilities)	44,185	1,544,708
		14,859,780
Total Common Stocks (Cost $352,004,852)		$435,297,159

Money Market Funds–0.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	2,603,536	$ 2,604,056
Total Money Market Funds (Cost $2,604,056)			$ 2,604,056
Total Investments – 102.3% (Cost $354,608,908)	(c)		$437,901,215
Liabilities in Excess of Other Assets – (2.3)%	(d)		(9,658,066)
Net Assets – 100.0%			$428,243,149

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $189,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	14	March 19, 2021	$3,197,448	$3,224,900	$27,452	$1,501
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
Performance as of December 31, 2020
Average Annual returns
One year	33.97%
Five years	17.19%
Ten years	14.76%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.80% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 33.97% versus 38.49% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio struggled amidst the volatile market environment and underperformed relative to its benchmark. The negative relative return was driven by weakness in value related measures, as well as macro thematic related insights. Performance from sentiment related insights was mixed and in aggregate, a detractor for the year.
Fundamental measures dragged on performance, as markets focused on broad economic challenges and fading stimulus, as a more dominant driver of share price performance than stock specific fundamentals. Traditional valuation measures, such as comparing valuations across sales, or comparing research across price, were weak. As investors favored contrarian parts of the market, insights that were positioned for sustained market leadership struggled. Specifically, sentiment-based text-driven analyses that capture trends across earnings expectations and fundamentals, was also a notable detractor.
Within the macro thematic composite of insights, select industry timing measures also struggled. Of note, while the Portfolio targets a generally sector- and industry-neutral approach, positioning in the automobiles industry was a drag on relative performance. Despite the challenging performance for generic momentum styles in the latter part of the year, performance for the year overall was strong along that dimension. A style timing insight that took a more conservative view toward the style, therefore, weighed on aggregate performance for the year.
Conversely, nontraditional measures of quality, such as Environmental, Social, and Governance (“ESG”) related insights, were top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Other stability insights, such as an insight with a preference for lower levered stocks, provided ballast throughout the volatile market period.
Despite broad underperformance from sentiment related measures, select contrarian insights were able to provide ballast. Specifically, insights that look toward bond data and measures that capture supply chain linkages were notable contributors. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of its excess return from security selection. Selection was the main driver of underperformance, most notably in the Communication Services, Information Technology, and Real Estate sectors. Sector allocation modestly contributed, led by an underweight in Energy. Selection within Consumer Discretionary was another top relative contributor. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Amazon.com, Inc., an internet and direct marketing retail company, was a top contributor to relative performance, as many consumers continue to shop online due to COVID-19 related lockdowns and closures. Underweights to Boeing Co. and Microsoft Corp. were also top relative contributors. (1)
In contrast, an underweight to Apple, Inc. was a key detractor from relative performance, with its stock price climbing throughout the duration of the year, as work-from-home trends and new products enabled further technology usage. Further hindering results was an overweight stance in networking hardware company Cisco Systems, Inc., as several employers made forward looking comments concerning the desire for employees to return to office. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.(1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  There were no significant changes to team, process, or strategy during the year. While the investment philosophy has not changed, the portfolio management team believes that an investment process underpinned by continual innovation is vital to our goal of delivering sustainable excess return to our client. The Systematic Active Equity

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)
team is comprised of over 80 professionals. While there may be changes to the broader team over time, there have been no changes to the key professionals at the director-level and up responsible for the day-to-day management of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	97.4
Rights (4)	0.0
Money Market Funds Less Net Liabilities	2.6
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	9.4
2.	Microsoft Corp.	7.5
3.	Amazon.com, Inc.	6.9
4.	Tesla, Inc.	3.2
5.	Facebook, Inc. Class A	3.2
6.	NVIDIA Corp.	2.9
7.	Alphabet, Inc. Class A	2.5
8.	Adobe, Inc.	2.5
9.	Alphabet, Inc. Class C	2.2
10.	Visa, Inc.	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	44.5
Consumer Discretionary	15.8
Health Care	12.8
Communication Services	10.6
Consumer Staples	4.9
Industrials	4.6
Real Estate	2.0
Financials	1.6
Materials	0.3
Utilities	0.3
97.4

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–97.4%		Shares	Value
Communication Services–10.6%
Activision Blizzard, Inc. (Entertainment)		3,699	$ 343,452
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	1,702	2,982,993
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,437	2,517,452
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	13,609	3,717,434
Match Group, Inc. (Interactive Media & Svs.)	(a)	1,269	191,860
Netflix, Inc. (Entertainment)	(a)	3,107	1,680,048
Roku, Inc. (Entertainment)	(a)	224	74,372
Spotify Technology SA (Entertainment)	(a)	544	171,175
Walt Disney Co. / The (Entertainment)	(a)	1,642	297,498
Warner Music Group Corp. Class A (Entertainment)		2,024	76,892
Zynga, Inc. Class A (Entertainment)	(a)	30,502	301,055
			12,354,231
Consumer Discretionary–15.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,491	8,113,013
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	38	84,636
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	292	50,513
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	437	605,992
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	419	26,255
Dollar General Corp. (Multiline Retail)		637	133,961
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		391	149,933
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	1,422	252,988
Home Depot, Inc. / The (Specialty Retail)		5,575	1,480,831
Lowe's Cos., Inc. (Specialty Retail)		2,321	372,544
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	789	274,596
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	10	16,752
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		7,824	1,106,861
Nordstrom, Inc. (Multiline Retail)		5,819	181,611
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	274	13,144
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	2,987	231,881
Pool Corp. (Distributors)		931	346,797
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		3,143	107,176
Starbucks Corp. (Hotels, Restaurants & Leisure)		4,117	440,437
Target Corp. (Multiline Retail)		413	72,907
Tesla, Inc. (Automobiles)	(a)	5,313	3,749,225
TJX Cos., Inc. / The (Specialty Retail)		1,263	86,250
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	746	168,454
Wendy's Co. / The (Hotels, Restaurants & Leisure)		15,813	346,621
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		1,129	50,647
			18,464,025
Consumer Staples–4.9%
Brown-Forman Corp. Class A (Beverages)		1,550	113,879
Brown-Forman Corp. Class B (Beverages)		4,839	384,362
Clorox Co. / The (Household Products)		5,186	1,047,157
Coca-Cola Co. / The (Beverages)		3,530	193,585
Colgate-Palmolive Co. (Household Products)		7,281	622,598
Costco Wholesale Corp. (Food & Staples Retailing)		4,123	1,553,464
Estee Lauder Cos., Inc. / The Class A (Personal Products)		2,480	660,151
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Hershey Co. / The (Food Products)		3,232	$ 492,331
McCormick & Co., Inc. (Food Products)		2,992	286,035
PepsiCo, Inc. (Beverages)		2,654	393,588
			5,747,150
Financials–1.6%
American Express Co. (Consumer Finance)		853	103,136
FactSet Research Systems, Inc. (Capital Markets)		1,182	393,015
Marsh & McLennan Cos., Inc. (Insurance)		3,116	364,572
Moody's Corp. (Capital Markets)		2,853	828,055
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)	(a)	11,721	236,999
			1,925,777
Health Care–12.8%
AbbVie, Inc. (Biotechnology)		10,215	1,094,537
Adaptive Biotechnologies Corp. (Life Sciences Tools & Svs.)	(a)	469	27,732
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		6,974	826,349
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	448	239,402
Amgen, Inc. (Biotechnology)		4,687	1,077,635
Anthem, Inc. (Health Care Providers & Svs.)		751	241,139
Biogen, Inc. (Biotechnology)	(a)	298	72,968
Bristol-Myers Squibb Co. (Pharmaceuticals)		11,743	728,418
Cerner Corp. (Health Care Technology)		2,062	161,826
Danaher Corp. (Health Care Equip. & Supplies)		503	111,736
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	1,922	710,602
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	9,341	852,179
Eli Lilly & Co. (Pharmaceuticals)		3,664	618,630
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	872	37,766
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	3,902	260,888
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,604	801,791
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	295	109,150
Insulet Corp. (Health Care Equip. & Supplies)	(a)	393	100,463
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	309	252,793
Johnson & Johnson (Pharmaceuticals)		2,191	344,820
McKesson Corp. (Health Care Providers & Svs.)		2,478	430,974
Merck & Co., Inc. (Pharmaceuticals)		2,366	193,539
Moderna, Inc. (Biotechnology)	(a)	1,796	187,628
PPD, Inc. (Life Sciences Tools & Svs.)	(a)	1,117	38,224
Quidel Corp. (Health Care Equip. & Supplies)	(a)	246	44,194
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	599	289,383
Stryker Corp. (Health Care Equip. & Supplies)		289	70,817
Teladoc Health, Inc. (Health Care Technology)	(a)	1,726	345,131
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,689	786,702
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4,836	1,695,888
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,964	1,173,192
Zoetis, Inc. (Pharmaceuticals)		5,888	974,464
			14,900,960
Industrials–4.6%
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	292	35,779
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		567	53,224
Cintas Corp. (Commercial Svs. & Supplies)		443	156,583
Copart, Inc. (Commercial Svs. & Supplies)	(a)	5,899	750,648
Deere & Co. (Machinery)		231	62,150
Equifax, Inc. (Professional Svs.)		492	94,877

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Expeditors International of Washington, Inc. (Air Freight & Logistics)		5,449	$ 518,254
Fastenal Co. (Trading Companies & Distributors)		3,398	165,924
Honeywell International, Inc. (Industrial Conglomerates)		3,096	658,519
IAA, Inc. (Commercial Svs. & Supplies)	(a)	168	10,917
IHS Markit Ltd. (Professional Svs.)		6,137	551,287
Landstar System, Inc. (Road & Rail)		266	35,820
Lennox International, Inc. (Building Products)		1,813	496,708
Lockheed Martin Corp. (Aerospace & Defense)		1,165	413,552
Lyft, Inc. Class A (Road & Rail)	(a)	471	23,140
Masco Corp. (Building Products)		1,627	89,371
Mercury Systems, Inc. (Aerospace & Defense)	(a)	848	74,675
Northrop Grumman Corp. (Aerospace & Defense)		1,032	314,471
Roper Technologies, Inc. (Industrial Conglomerates)		715	308,229
Uber Technologies, Inc. (Road & Rail)	(a)	428	21,828
Verisk Analytics, Inc. (Professional Svs.)		2,031	421,615
W.W. Grainger, Inc. (Trading Companies & Distributors)		173	70,643
			5,328,214
Information Technology–44.5%
Accenture PLC Class A (IT Svs.)		6,503	1,698,649
Adobe, Inc. (Software)	(a)	5,841	2,921,201
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	9,287	851,711
Analog Devices, Inc. (Semiconductors & Equip.)		2,292	338,597
Apple, Inc. (Tech. Hardware, Storage & Periph.)		83,010	11,014,598
Applied Materials, Inc. (Semiconductors & Equip.)		14,097	1,216,571
Automatic Data Processing, Inc. (IT Svs.)		3,496	615,995
Cadence Design Systems, Inc. (Software)	(a)	12,223	1,667,584
Cisco Systems, Inc. (Communications Equip.)		9,051	405,032
Cognex Corp. (Electronic Equip., Instr. & Comp.)		6,070	487,330
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	526	78,910
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	307	22,500
DocuSign, Inc. (Software)	(a)	253	56,242
Fiserv, Inc. (IT Svs.)	(a)	7,882	897,444
GoDaddy, Inc. Class A (IT Svs.)	(a)	1,914	158,766
HubSpot, Inc. (Software)	(a)	1,138	451,149
Intel Corp. (Semiconductors & Equip.)		1,597	79,562
Intuit, Inc. (Software)		1,462	555,341
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	99	13,077
Lam Research Corp. (Semiconductors & Equip.)		553	261,165
Mastercard, Inc. Class A (IT Svs.)		6,012	2,145,923
Microsoft Corp. (Software)		39,295	8,739,994
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		5,487	241,099
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		2,177	144,204
NVIDIA Corp. (Semiconductors & Equip.)		6,390	3,336,858
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Okta, Inc. (IT Svs.)	(a)	1,052	$ 267,481
PayPal Holdings, Inc. (IT Svs.)	(a)	9,585	2,244,807
Proofpoint, Inc. (Software)	(a)	514	70,115
QUALCOMM, Inc. (Semiconductors & Equip.)		7,134	1,086,794
RingCentral, Inc. Class A (Software)	(a)	428	162,199
salesforce.com, Inc. (Software)	(a)	8,326	1,852,785
ServiceNow, Inc. (Software)	(a)	3,808	2,096,037
Slack Technologies, Inc. Class A (Software)	(a)	1,312	55,419
Teradata Corp. (Software)	(a)	10,977	246,653
Texas Instruments, Inc. (Semiconductors & Equip.)		1,343	220,427
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,847	256,864
Twilio, Inc. Class A (IT Svs.)	(a)	259	87,671
Visa, Inc. (IT Svs.)		10,389	2,272,386
VMware, Inc. Class A (Software)	(a)	3,810	534,391
Vontier Corp. (Electronic Equip., Instr. & Comp.)	(a)	709	23,681
Wix.com Ltd. (IT Svs.)	(a)	559	139,728
Workday, Inc. Class A (Software)	(a)	1,051	251,830
Xilinx, Inc. (Semiconductors & Equip.)		1,105	156,656
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	990	380,487
Zendesk, Inc. (Software)	(a)	5,047	722,327
Zoom Video Communications, Inc. Class A (Software)	(a)	1,244	419,626
			51,947,866
Materials–0.3%
PPG Industries, Inc. (Chemicals)		2,722	392,567
Real Estate–2.0%
American Tower Corp. (Equity REIT)		1,383	310,428
Brixmor Property Group, Inc. (Equity REIT)		6,339	104,911
Equinix, Inc. (Equity REIT)		720	514,210
Kilroy Realty Corp. (Equity REIT)		781	44,829
Prologis, Inc. (Equity REIT)		6,132	611,115
Regency Centers Corp. (Equity REIT)		6,974	317,945
Simon Property Group, Inc. (Equity REIT)		4,555	388,450
			2,291,888
Utilities–0.3%
NextEra Energy, Inc. (Electric Utilities)		4,922	379,732
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	274	12,366
			392,098
Total Common Stocks (Cost $88,806,805)			$113,744,776

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	5,350	$ 3,692
Total Rights (Cost $11,395)			$ 3,692

Money Market Funds–2.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(b)	3,413,464	$ 3,414,147
Total Money Market Funds (Cost $3,414,147)			$ 3,414,147
Total Investments – 100.3% (Cost $92,232,347)	(c)		$117,162,615
Liabilities in Excess of Other Assets – (0.3)%	(d)		(319,985)
Net Assets – 100.0%			$116,842,630

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	December 31, 2020
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at December 31, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $224,000 of cash pledged as collateral for the futures contracts outstanding at December 31, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	14	March 19, 2021	$3,504,485	$3,607,940	$103,455	$12,320
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)
Objective/Strategy
The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).
Performance as of December 31, 2020
Average Annual returns
One year	22.15%
Five years	13.11%
Since inception (5/1/14)	10.78%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.96% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Advisers
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 22.15% versus 18.40% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/ 45% ICE BofAML U.S. Broad Market Index, returned 14.23% for the year.
Effective May 1, 2020, AllianceBernstein, L.P. (“AB”) replaced the Portfolio’s previous sub-advisers, Janus Capital Management, LLC (“Janus”) and AnchorPath Financial, LLC (“AnchorPath”). The Portfolio’s name and benchmark remained unchanged as a result of the change in subadviser.
For the period from January 1, 2020 to April 30, 2020 (the “first four-month period”), the Portfolio was subadvised by Janus and AnchorPath. During the first four-month period, the Portfolio returned 1.15% versus -9.29% for the S&P 500® Index, and -2.69% for its secondary benchmark, respectively.
For the period from May 1 to December 31, 2020 (the “latter eight-month period”), the Portfolio was sub-advised by AB. During this period, the Portfolio returned 20.77% versus 30.53% for the S&P 500® Index, and 17.38% for its secondary benchmark, respectively.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   Janus/AnchorPath:  In the first three months of the year, the exogenous shock of the COVID-19 ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Staggering levels of monetary and fiscal stimulus provided a backstop that bolstered investor confidence by late March and throughout April.
For the first four-month period, the Balanced Component’s equity sleeve underperformed the S&P 500® Index and its fixed income sleeve underperformed the ICE BofAML U.S. Broad Market Index. The overall Portfolio, however, outperformed its benchmark due to its fixed income exposure during a heavy equity drawdown. Heading into March’s precipitous decline in risk markets, the portfolio managers had been trimming equity exposure – particularly in travel and leisure, energy and rate-sensitive financials – and adopting a more defensive stance within the fixed income sleeve. The equity weighting, which began the period at 62%, was cut to 48% by the end of March, where it stayed until late April.
A.  AB:  The Portfolio posted positive performance for latter eight-month period, but underperformed in relation to the benchmark. The underperformance during this period was due to the Portfolio’s allocation to fixed income securities during a period when equities posted much stronger returns than fixed income. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.   Janus/AnchorPath:  In the equity sleeve, sector allocation decisions contributed to performance relative to the benchmark during the first four-month period. Overweight allocations in the relatively strong-performing Information Technology and Consumer Discretionary sectors proved to be beneficial. Minimal exposure to the hard-hit Energy sector also aided relative results. Overall, stock selection detracted from performance, led by selection in Industrials and Consumer Discretionary.
In the fixed income sleeve, allocation decisions, including an overweight to investment-grade corporate credit contributed to relative performance versus the benchmark and the BoAML U.S. Broad Market Index for the first four-month period. An overweight to agency mortgage-backed securities and minimal exposure to government-related securities also aided results. A modest out-of-index allocation to high-yield corporate bonds detracted. Security selection in securitized credit also weighed on relative performance, but was partially offset by strong security selection in investment-grade corporate credit.
A.  AB:  The equity sleeve of the Balanced Component underperformed the benchmark for the latter eight-month period. Security selection within the Industrials and Information Technology sectors were the main drivers to underperformance. Sector positioning, specifically underweights to Energy and Real Estate, helped offset some of the underperformance. (1)
The fixed income sleeve of the Balanced Component outperformed the ICE BofAML U.S. Broad Market Index for the latter eight-month period, but underperformed the equity-focused S&P 500 Index benchmark. An underweight to U.S. Treasuries was additive given the outperformance of credit sectors. Security selection within banking, capital goods, consumer non-cyclicals and energy contributed to the sleeve’s outperformance relative to the ICE BofAML U.S. Broad Market Index. (1)
Q.  How did the Risk Management Component impact the Portfolio’s performance during the period?
A.  The Portfolio’s Risk Management Component is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the year ended December 31, 2020, the Risk Management Component significantly enhanced the risk-adjusted return, as the Risk Management Component contributed 10.3% to the Portfolio’s absolute return and the Portfolio’s annualized volatility was approximately 4.3% lower than the Balanced Component. (1)
For the first four-month period, there was a substantial gain from the Risk Management Component that was largely attributable to the long Treasury futures positions. The Risk Management Component also benefited from an increase in implied volatility, which resulted in overall gains for the options holdings.
For the latter eight-month period, there was a gain attributable to holding higher equity exposure compared to the Balanced Component, as equity markets appreciated materially over that period. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   Janus/AnchorPath:  Information Technology company Microsoft Corp. was the strongest positive contributor to relative performance for the first four-month period. The COVID-19 pandemic has radically accelerated the digital transformation, and companies offering services and products relevant to this shift in technology and capital spending continue to be rewarded by the market. The company’s Azure cloud platform and its subscription-based Office 365 suite continue to grow, and the demand outlook for these products remains robust. Not holding JP Morgan Chase & Co, which performed poorly during the period, was the second largest contributor. Eli Lilly & Co. was the third-strongest positive contributor to relative performance. The position performed well given the often critical nature of their products for patients will likely result in minimal disruption in demand amid the pandemic.
Aircraft manufacturing company The Boeing Co. (“Boeing”) was the largest detractor from relative performance for the first four-month period. At the time of this writing, Boeing’s 737 MAX aircraft remains grounded, and the pandemic could result in long-lasting headwinds for global air traffic and Boeing’s airline partners. The portfolio managers became concerned with the level of debt the company has recently accumulated amid these challenges and reduced their position by more than half before equity markets started to recover from March’s decline. Chemicals producer LyondellBasell Industries N.V. Class A was the second largest detractor. The stock struggled given prices for ethylene – a primary product line – as they are generally tied to oil prices, which fell to extremely low levels during the period. The portfolio managers had exited the position by the end of March.
A.  AB:  An overweight to Align Technology, Inc., the manufacturer of the Invisalign system to treat misaligned teeth, saw continued strong performance during the latter eight-month period, after posting stellar third quarter earnings. The Portfolio’s underweight to Apple, Inc., which performed well during the period, was a main detractor to performance. (1)
In the fixed income sleeve, selection within securitized assets and corporates contributed positively during the latter eight-month period, partially offset by positioning in emerging markets sovereigns. The Portfolio’s mortgage-backed security holdings are focused on the shorter-dated maturities, avoiding the longer maturity bonds, which underperformed. Selections in corporate bonds, including Sysco Corp., General Motors Co. and General Electric Co. contributed. The Portfolio lacked exposure to supranationals, including Mexico, Saudi Arabia and Qatar, which detracted from relative performance. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?
A.  The Risk Management Component contributed 10.3% to absolute returns due to gains from the Portfolio’s positions in Treasury futures, options and equity index futures.
For the first four-month period, the Risk Management Component contributed 5.5% to absolute returns, predominantly by gains on Treasury futures. The Portfolio also benefited by overall gains on the Portfolio’s options, as gains from an increase in implied volatility more than offset a loss from the time decay of the premium value.
For the latter eight-month period, the Risk Management Component contributed approximately 4.7% to the absolute return of the aggregate Portfolio, primarily from gains on equity index futures. The Portfolio also benefited from overall gains on options holdings. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.   Janus/AnchorPath:  There were no changes to the investment strategy or selection process during the first four-month period, nor were there changes to the equity sleeve’s portfolio management team. Within the fixed income sleeve, long-standing portfolio manager Darrell Watters retired from the firm at the end of 2019. Michael Keough, named portfolio manager alongside Darrell on Janus Henderson’s Core Plus portfolios, joined the Portfolio’s management team at year-end. Effective February 1, Mayur Saigal departed the firm for personal reasons and industry veteran Greg Wilensky, CFA, joined Janus Henderson as Head of U.S. Fixed Income and portfolio manager on the ON Risk Managed Balanced Portfolio.
A.  AB:  On May 1, 2020, AB became the sole sub-advisor to the Portfolio. As part of this transition, the equity sleeve was split between two AB equity strategies, U.S. large cap growth and U.S. strategic core equity. In addition, the fixed income sleeve was transitioned to the AB fixed income team to manage to a custom U.S. core plus strategy.
The Risk Management Component continues to be managed by the former AnchorPath team, headed by Marshall Greenbaum, who were integrated into the AB organization. The combined Portfolio, incorporating the U.S. large cap growth, U.S. strategic core equity, U.S. fixed income and Risk Management Component, are managed by Josh Lisser, CIO Index Strategies and his team.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Common Stocks (4)	49.0
Corporate Bonds (4)	19.6
Purchased Options	8.6
U.S. Treasury Obligations	6.9
Asset-Backed / Mortgage-Backed Securities (4)	4.5
U.S. Government Agency Mortgage-Backed Securities	2.3
Exchange Traded Funds	1.7
Preferred Securities (4)	0.7
Sovereign Issues	0.5
Money Market Funds and Other Net Assets	6.2
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	3.5
2.	Alphabet, Inc. Class C	2.5
3.	U.S. Treasury Note 0.500%, 03/31/2025	2.0
4.	Amazon.com, Inc.	2.0
5.	UnitedHealth Group, Inc.	1.9
6.	Facebook, Inc. Class A	1.9
7.	Visa, Inc.	1.7
8.	SPDR S&P 500 ETF Trust	1.7
9.	U.S. Treasury Note 0.375%, 03/31/2022	1.4
10.	Home Depot, Inc. / The	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Information Technology	18.3
Health Care	10.9
Financials	10.1
Consumer Discretionary	8.7
Communication Services	8.4
Consumer Staples	6.3
Industrials	5.6
Utilities	2.4
Materials	1.4
Energy	1.1
Real Estate	0.6
73.8

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio
Schedule of Investments	December 31, 2020
Common Stocks–49.0%		Shares	Value
Communication Services–6.4%
Activision Blizzard, Inc. (Entertainment)		10,700	$ 993,495
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	6,456	11,310,137
Comcast Corp. Class A (Media)		23,717	1,242,771
Electronic Arts, Inc. (Entertainment)		28,210	4,050,956
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	30,130	8,230,311
Take-Two Interactive Software, Inc. (Entertainment)	(a)	5,546	1,152,403
Verizon Communications, Inc. (Diversified Telecom. Svs.)		21,580	1,267,825
			28,247,898
Consumer Discretionary–6.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,755	8,972,842
AutoZone, Inc. (Specialty Retail)	(a)	1,660	1,967,830
Burlington Stores, Inc. (Specialty Retail)	(a)	2,933	767,126
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,530	1,299,113
Dollar General Corp. (Multiline Retail)		5,096	1,071,689
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		2,860	1,096,696
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,900	871,759
Home Depot, Inc. / The (Specialty Retail)		17,899	4,754,332
McDonald's Corp. (Hotels, Restaurants & Leisure)		4,341	931,492
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		24,018	3,397,827
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,130	963,974
TJX Cos., Inc. / The (Specialty Retail)		12,800	874,112
			26,968,792
Consumer Staples–3.8%
British American Tobacco PLC – ADR (Tobacco)		34,630	1,298,279
Coca-Cola Co. / The (Beverages)		22,330	1,224,577
Colgate-Palmolive Co. (Household Products)		6,040	516,480
Costco Wholesale Corp. (Food & Staples Retailing)		6,544	2,465,648
Monster Beverage Corp. (Beverages)	(a)	46,042	4,257,964
PepsiCo, Inc. (Beverages)		6,700	993,610
Philip Morris International, Inc. (Tobacco)		21,310	1,764,255
Procter & Gamble Co. / The (Household Products)		15,989	2,224,710
Walmart, Inc. (Food & Staples Retailing)		14,380	2,072,877
			16,818,400
Energy–0.1%
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		13,900	467,179
Financials–1.8%
CME Group, Inc. (Capital Markets)		5,830	1,061,351
Essent Group Ltd. (Thrifts & Mortgage Finance)		12,250	529,200
Everest Re Group Ltd. (Insurance)		3,910	915,292
Intercontinental Exchange, Inc. (Capital Markets)		9,490	1,094,102
JPMorgan Chase & Co. (Banks)		8,380	1,064,847
Progressive Corp. / The (Insurance)		9,212	910,883
RenaissanceRe Holdings Ltd. (Insurance)		5,640	935,225
S&P Global, Inc. (Capital Markets)		3,220	1,058,511
U.S. Bancorp (Banks)		11,180	520,876
			8,090,287
Health Care–9.4%
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,670	541,414
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	4,460	2,383,335
Anthem, Inc. (Health Care Providers & Svs.)		4,500	1,444,905
Bristol-Myers Squibb Co. (Pharmaceuticals)		14,846	920,897
DaVita, Inc. (Health Care Providers & Svs.)	(a)	5,150	604,610
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	27,139	2,475,891
Eli Lilly & Co. (Pharmaceuticals)		5,201	878,137
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,710	1,854,518
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	2,720	1,006,400
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,970	4,065,957
Johnson & Johnson (Pharmaceuticals)		9,890	1,556,488
Medtronic PLC (Health Care Equip. & Supplies)		6,551	767,384
Merck & Co., Inc. (Pharmaceuticals)		20,093	1,643,607
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	500	569,840
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,530	1,705,378
Roche Holding AG – ADR (Pharmaceuticals)		26,060	1,142,470
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,010	470,438

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)		Shares	Value
Health Care (continued)
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		24,036	$ 8,428,945
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	3,810	1,037,273
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	16,180	3,823,981
Zoetis, Inc. (Pharmaceuticals)		27,426	4,539,003
			41,860,871
Industrials–3.1%
Allegion PLC (Building Products)		8,960	1,042,765
AMETEK, Inc. (Electrical Equip.)		5,070	613,166
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		8,330	781,937
Copart, Inc. (Commercial Svs. & Supplies)	(a)	15,342	1,952,270
IDEX Corp. (Machinery)		2,490	496,008
L3Harris Technologies, Inc. (Aerospace & Defense)		8,570	1,619,901
Lockheed Martin Corp. (Aerospace & Defense)		4,610	1,636,458
Masco Corp. (Building Products)		19,680	1,081,022
Regal Beloit Corp. (Electrical Equip.)		6,500	798,265
RELX PLC – ADR (Professional Svs.)		33,880	835,481
Republic Services, Inc. (Commercial Svs. & Supplies)		5,420	521,946
Roper Technologies, Inc. (Industrial Conglomerates)		4,090	1,763,158
Verisk Analytics, Inc. (Professional Svs.)		3,670	761,855
			13,904,232
Information Technology–16.1%
Adobe, Inc. (Software)	(a)	5,138	2,569,617
Amdocs Ltd. (IT Svs.)		16,280	1,154,740
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,240	816,005
ANSYS, Inc. (Software)	(a)	870	316,506
Apple, Inc. (Tech. Hardware, Storage & Periph.)		30,724	4,076,768
Arista Networks, Inc. (Communications Equip.)	(a)	1,680	488,158
ASML Holding N.V. (Semiconductors & Equip.)		3,390	1,653,371
Automatic Data Processing, Inc. (IT Svs.)		7,810	1,376,122
Booz Allen Hamilton Holding Corp. (IT Svs.)		11,480	1,000,826
CDW Corp. (Electronic Equip., Instr. & Comp.)		7,130	939,663
Check Point Software Technologies Ltd. (Software)	(a)	12,280	1,632,135
Citrix Systems, Inc. (Software)		13,200	1,717,320
Cognex Corp. (Electronic Equip., Instr. & Comp.)		7,790	625,420
EPAM Systems, Inc. (IT Svs.)	(a)	542	194,226
Fidelity National Information Services, Inc. (IT Svs.)		5,590	790,761
Fortinet, Inc. (Software)	(a)	12,274	1,823,057
Genpact Ltd. (IT Svs.)		28,640	1,184,550
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,726	1,281,422
KLA-Tencor Corp. (Semiconductors & Equip.)		2,390	618,795
Mastercard, Inc. Class A (IT Svs.)		3,614	1,289,981
Microsoft Corp. (Software)		69,743	15,512,239
Motorola Solutions, Inc. (Communications Equip.)		11,650	1,981,199
Nice Ltd. – ADR (Software)	(a)	2,900	822,266
NortonLifeLock, Inc. (Software)		32,330	671,817
Nuance Communications, Inc. (Software)	(a)	18,460	813,901
NVIDIA Corp. (Semiconductors & Equip.)		2,976	1,554,067
Oracle Corp. (Software)		35,720	2,310,727
Paychex, Inc. (IT Svs.)		13,900	1,295,202
Paycom Software, Inc. (Software)	(a)	1,366	617,774
PayPal Holdings, Inc. (IT Svs.)	(a)	15,010	3,515,342
QUALCOMM, Inc. (Semiconductors & Equip.)		22,251	3,389,717
Texas Instruments, Inc. (Semiconductors & Equip.)		14,144	2,321,455
Tyler Technologies, Inc. (Software)	(a)	1,910	833,753
Visa, Inc. (IT Svs.)		34,580	7,563,683
Xilinx, Inc. (Semiconductors & Equip.)		19,843	2,813,142
			71,565,727
Materials–0.9%
Reliance Steel & Aluminum Co. (Metals & Mining)		6,340	759,215
Sealed Air Corp. (Containers & Packaging)		10,940	500,943
Sherwin-Williams Co. / The (Chemicals)		3,540	2,601,581
			3,861,739

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Common Stocks (Continued)	Shares	Value
Real Estate–0.2%
CubeSmart (Equity REIT)	13,950	$ 468,860
Sun Communities, Inc. (Equity REIT)	1,840	279,588
		748,448
Utilities–1.1%
Alliant Energy Corp. (Electric Utilities)	9,110	469,438
Ameren Corp. (Multi-Utilities)	17,860	1,394,152
American Electric Power Co., Inc. (Electric Utilities)	11,500	957,605
Dominion Energy, Inc. (Multi-Utilities)	8,660	651,232
NextEra Energy, Inc. (Electric Utilities)	15,540	1,198,911
		4,671,338
Total Common Stocks (Cost $154,734,200)		$217,204,911

Corporate Bonds–19.6%		Rate	Maturity	Face Amount	Value
Communication Services–2.0%
AT&T, Inc. (Diversified Telecom. Svs.)		2.750%	06/01/2031	$ 10,000	$ 10,683
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.500%	09/15/2053	293,000	291,883
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.550%	09/15/2055	123,000	122,346
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.800%	12/01/2057	208,000	216,029
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.650%	09/15/2059	33,000	33,096
Cable One, Inc. (Media)	(b)	4.000%	11/15/2030	129,000	133,999
CenturyLink, Inc. (Diversified Telecom. Svs.)		6.450%	06/15/2021	124,000	126,506
CenturyLink, Inc. (Diversified Telecom. Svs.)		5.800%	03/15/2022	102,000	106,335
CenturyLink, Inc. (Diversified Telecom. Svs.)	(b)	4.500%	01/15/2029	255,000	259,462
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.050%	03/30/2029	519,000	630,750
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		2.800%	04/01/2031	502,000	530,298
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	62,000	87,853
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.375%	05/01/2047	49,000	61,067
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	265,000	316,194
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		3.700%	04/01/2051	548,000	568,066
Comcast Corp. (Media)		3.100%	04/01/2025	80,000	88,016
Comcast Corp. (Media)		3.150%	03/01/2026	146,000	162,989
Comcast Corp. (Media)		3.300%	04/01/2027	218,000	247,931
Comcast Corp. (Media)		4.150%	10/15/2028	123,000	147,999
Comcast Corp. (Media)		2.650%	02/01/2030	113,000	123,436
Comcast Corp. (Media)		3.400%	04/01/2030	218,000	251,285
Comcast Corp. (Media)		4.250%	10/15/2030	205,000	252,291
Comcast Corp. (Media)		4.600%	10/15/2038	122,000	160,559
Comcast Corp. (Media)		3.750%	04/01/2040	87,000	104,534
Comcast Corp. (Media)		4.950%	10/15/2058	111,000	168,188
Interpublic Group of Cos., Inc. / The (Media)		4.750%	03/30/2030	170,000	210,729
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	3.875%	11/15/2029	309,000	343,151
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	1.810%	01/26/2026	201,000	205,426
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	3.240%	06/03/2050	201,000	208,120
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.500%	04/15/2025	264,000	291,715
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.750%	04/15/2027	673,000	766,412
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.875%	04/15/2030	226,000	261,710
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	4.375%	04/15/2040	78,000	95,189
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	4.500%	04/15/2050	91,000	112,238
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	149,000	163,182
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.000%	03/22/2027	128,000	141,735
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	108,000	121,005
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.862%	08/21/2046	93,000	125,485
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.522%	09/15/2048	69,000	89,830
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	77,000	93,242
ViacomCBS, Inc. (Media)		4.950%	01/15/2031	71,000	88,879
ViacomCBS, Inc. (Media)		4.200%	05/19/2032	40,000	48,177
Walt Disney Co. / The (Entertainment)		2.750%	09/01/2049	146,000	154,167
Weibo Corp. (Interactive Media & Svs.)		3.375%	07/08/2030	207,000	211,317
					8,933,504

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary–2.5%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	3.500%	02/15/2029	$ 270,000	$ 269,662
Advance Auto Parts, Inc. (Specialty Retail)		1.750%	10/01/2027	84,000	85,273
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	125,000	143,669
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	6.375%	05/01/2025	474,000	506,587
AutoNation, Inc. (Specialty Retail)		4.750%	06/01/2030	60,000	72,163
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	349,265
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		4.625%	04/13/2030	404,000	501,748
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		3.700%	12/01/2029	255,000	278,118
Dollar General Corp. (Multiline Retail)		3.500%	04/03/2030	187,000	214,559
Dollar General Corp. (Multiline Retail)		4.125%	04/03/2050	181,000	228,663
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	95,805
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	106,475
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	137,454
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	319,965
General Motors Co. (Automobiles)		5.400%	04/01/2048	90,000	113,169
Hasbro, Inc. (Leisure Products)		3.000%	11/19/2024	145,000	156,979
Hasbro, Inc. (Leisure Products)		3.550%	11/19/2026	193,000	215,354
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	519,000	587,264
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(b)	4.000%	05/01/2031	360,000	379,840
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.200%	08/08/2024	108,000	114,372
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		2.900%	06/25/2025	191,000	199,829
Lear Corp. (Auto Components)		3.800%	09/15/2027	37,000	41,492
Lear Corp. (Auto Components)		3.500%	05/30/2030	113,000	123,568
Lowe's Cos., Inc. (Specialty Retail)		4.000%	04/15/2025	308,000	349,887
Lowe's Cos., Inc. (Specialty Retail)		4.500%	04/15/2030	318,000	395,635
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	361,000	422,184
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	311,896
McDonald's Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	294,000	321,627
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	105,427
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	06/15/2025	196,000	209,916
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	44,000	46,860
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.400%	03/27/2025	98,000	105,594
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.750%	03/27/2027	152,000	168,126
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		3.250%	03/27/2040	114,000	132,417
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		3.375%	03/27/2050	74,000	90,868
Nissan Motor Co. Ltd. (Automobiles)	(b)	4.345%	09/17/2027	430,000	474,758
Nordstrom, Inc. (Multiline Retail)		4.375%	04/01/2030	274,000	269,731
O'Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	6,829
O'Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	55,883
O'Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	232,000	272,698
Prosus N.V. (Internet & Direct Marketing Retail)	(b)	4.027%	08/03/2050	205,000	214,439
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2.950%	06/15/2030	413,000	448,690
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	330,315
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	10.875%	06/01/2023	136,000	154,752
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	11.500%	06/01/2025	240,000	280,572
Starbucks Corp. (Hotels, Restaurants & Leisure)		4.450%	08/15/2049	180,000	237,039
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(b)	5.625%	08/26/2028	292,000	306,032
					10,953,448
Consumer Staples–2.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	3.500%	03/15/2029	294,000	296,940
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	2.950%	01/25/2030	77,000	84,103
Altria Group, Inc. (Tobacco)		4.800%	02/14/2029	106,000	127,106
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	280,000	313,994
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	268,000	348,787
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.150%	01/23/2025	512,000	582,981
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		3.500%	06/01/2030	570,000	659,918
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	190,000	232,814
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	192,000	241,589
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.750%	04/15/2058	162,000	211,589
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	06/01/2060	136,000	173,640
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	180,000	211,578
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	435,000	451,354
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	127,334
Cargill, Inc. (Food Products)	(b)	1.375%	07/23/2023	77,000	78,917
Cargill, Inc. (Food Products)	(b)	2.125%	04/23/2030	113,000	118,819
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	263,000	301,527

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	$ 182,000	$ 214,412
Coca-Cola Co. / The (Beverages)		4.200%	03/25/2050	197,000	272,651
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	154,000	166,031
Coca-Cola Femsa S.A.B de C.V. (Beverages)		1.850%	09/01/2032	171,000	171,214
Estee Lauder Cos., Inc. / The (Personal Products)		2.600%	04/15/2030	412,000	452,269
Fomento Economico Mexicano S.A.B de C.V. (Beverages)		3.500%	01/16/2050	182,000	202,093
General Mills, Inc. (Food Products)		4.200%	04/17/2028	281,000	336,773
General Mills, Inc. (Food Products)		2.875%	04/15/2030	86,000	95,305
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	165,000	174,560
J.M. Smucker Co. / The (Food Products)		3.550%	03/15/2050	77,000	86,738
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	6.750%	02/15/2028	76,000	85,386
Keurig Dr Pepper, Inc. (Beverages)		4.597%	05/25/2028	277,000	336,998
Keurig Dr Pepper, Inc. (Beverages)		3.200%	05/01/2030	57,000	64,503
Keurig Dr Pepper, Inc. (Beverages)		3.800%	05/01/2050	130,000	155,422
Kimberly-Clark de Mexico S.A.B de C.V. (Household Products)	(b)	2.431%	07/01/2031	274,000	282,927
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	122,268
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	28,000	32,178
Mars, Inc. (Food Products)	(b)	4.200%	04/01/2059	23,000	30,504
Mondelez International Holdings Netherlands BV (Food Products)	(b)	2.250%	09/19/2024	249,000	262,233
Mondelez International, Inc. (Food Products)		2.125%	04/13/2023	83,000	86,203
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	41,000	45,009
PepsiCo, Inc. (Beverages)		2.250%	03/19/2025	187,000	200,067
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	63,789
PepsiCo, Inc. (Beverages)		3.625%	03/19/2050	155,000	196,318
PepsiCo, Inc. (Beverages)		3.875%	03/19/2060	47,000	62,996
Procter & Gamble Co. / The (Household Products)		2.800%	03/25/2027	119,000	132,529
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	78,372
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	73,000	73,726
Sysco Corp. (Food & Staples Retailing)		5.650%	04/01/2025	217,000	257,966
Sysco Corp. (Food & Staples Retailing)		2.400%	02/15/2030	72,000	74,881
Sysco Corp. (Food & Staples Retailing)		5.950%	04/01/2030	473,000	621,242
Sysco Corp. (Food & Staples Retailing)		6.600%	04/01/2040	270,000	394,475
Sysco Corp. (Food & Staples Retailing)		6.600%	04/01/2050	334,000	513,623
					10,908,651
Energy–1.0%
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	153,000	159,556
Cheniere Corpus Christi Holdings (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	557,000	619,788
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	142,719
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.500%	06/01/2027	98,000	115,448
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	25,000	28,804
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	210,000	226,400
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	258,000	284,337
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	381,000	398,263
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/01/2026	242,000	270,184
Husky Energy, Inc. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2029	200,000	222,427
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	69,000	80,888
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(b)	4.375%	08/15/2022	189,000	196,903
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	142,000	181,968
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	241,000	269,380
Shell International Finance BV (Oil, Gas & Consumable Fuels)		3.250%	04/06/2050	267,000	302,395
Tengizchevroil Finance Co. International Ltd. (Oil, Gas & Consumable Fuels)	(b)	3.250%	08/15/2030	205,000	216,846
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		4.100%	04/15/2030	413,000	487,700
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	442,000	468,520
					4,672,526
Financials–3.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.125%	07/03/2023	160,000	171,351
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		6.500%	07/15/2025	271,000	323,905
Alleghany Corp. (Insurance)		3.625%	05/15/2030	291,000	327,194
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	2.875%	01/20/2022	25,000	25,314
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.875%	05/01/2023	122,000	127,114
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.375%	01/30/2024	50,000	52,754
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	5.500%	12/15/2024	148,000	163,818
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.125%	08/01/2025	3,000	3,145
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.875%	10/01/2025	57,000	61,579
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.500%	11/01/2027	50,000	50,068
Banco de Credito del Peru (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(b)(c)	3.125%	07/01/2030	244,000	249,797

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(c)	3.705%	04/24/2028	$ 501,000	$ 570,152
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(c)	3.970%	03/05/2029	177,000	206,203
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	678,000	726,539
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(b)(c)	2.819%	11/19/2025	306,000	326,922
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(b)(c)	3.052%	01/13/2031	333,000	363,187
Capital One Financial Corp. (Consumer Finance)		2.600%	05/11/2023	349,000	365,840
CBOE Global Markets, Inc. (Capital Markets)		3.650%	01/12/2027	165,000	187,615
Charles Schwab Corp. / The (Capital Markets)		4.625%	03/22/2030	299,000	375,485
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	570,000	654,709
Citigroup, Inc. (Rate is fixed until 03/31/2030, at which point, the rate becomes SOFR + 391) (Banks)	(c)	4.412%	03/31/2031	380,000	460,470
Citizens Financial Group, Inc. (Banks)	(b)	2.638%	09/30/2032	114,000	120,523
First Republic Bank (Banks)		4.625%	02/13/2047	100,000	131,784
GE Capital Funding LLC (Diversified Financial Svs.)	(b)	4.400%	05/15/2030	401,000	472,469
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	04/09/2025	177,000	197,565
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	07/13/2025	54,000	60,577
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	112,662
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	08/20/2027	195,000	206,723
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(b)	3.350%	06/08/2025	406,000	439,689
HSBC Holdings PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes USISDA05 + 437) (Banks)	(c)	6.375%	Perpetual	212,000	231,695
JPMorgan Chase & Co. (Rate is fixed until 04/22/2025, at which point, the rate becomes SOFR + 185) (Banks)	(c)	2.083%	04/22/2026	933,000	985,170
JPMorgan Chase & Co. (Rate is fixed until 01/29/2026, at which point, the rate becomes QL + 125) (Banks)	(c)	3.960%	01/29/2027	508,000	583,605
JPMorgan Chase & Co. (Rate is fixed until 02/01/2027, at which point, the rate becomes QL + 134) (Banks)	(c)	3.782%	02/01/2028	191,000	219,567
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(c)	4.452%	12/05/2029	460,000	560,993
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(c)	2.739%	10/15/2030	218,000	237,227
JPMorgan Chase & Co. (Rate is fixed until 03/24/2030, at which point, the rate becomes SOFR + 379) (Banks)	(c)	4.493%	03/24/2031	171,000	210,243
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	396,000	457,828
Morgan Stanley (Rate is fixed until 07/22/2027, at which point, the rate becomes QL + 134) (Capital Markets)	(c)	3.591%	07/22/2028	251,000	286,453
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(c)	4.431%	01/23/2030	408,000	497,175
MSCI, Inc. (Capital Markets)	(b)	4.000%	11/15/2029	25,000	26,625
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	114,000	139,768
Raymond James Financial, Inc. (Capital Markets)		4.950%	07/15/2046	185,000	253,134
SLM Corp. (Consumer Finance)		4.200%	10/29/2025	233,000	246,106
UniCredit SpA (Rate is fixed until 09/22/2025, at which point, the rate becomes H15T1Y + 230) (Banks)	(b)(c)	2.569%	09/22/2026	435,000	443,890
USAA Capital Corp. (Diversified Financial Svs.)	(b)	2.125%	05/01/2030	150,000	157,637
Wells Fargo & Co. (Rate is fixed until 02/11/2025, at which point, the rate becomes QL + 75) (Banks)	(c)	2.164%	02/11/2026	651,000	684,423
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes QL + 117) (Banks)	(c)	2.879%	10/30/2030	298,000	324,946
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes QL + 377) (Banks)	(c)	4.478%	04/04/2031	545,000	665,946
					14,747,584
Health Care–1.5%
AbbVie, Inc. (Biotechnology)		3.450%	03/15/2022	292,000	301,145
AbbVie, Inc. (Biotechnology)		3.250%	10/01/2022	175,000	182,278
AbbVie, Inc. (Biotechnology)		2.800%	03/15/2023	14,000	14,641
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	176,877
AbbVie, Inc. (Biotechnology)		3.800%	03/15/2025	210,000	234,232
Baptist Healthcare System Obligated Group (Health Care Providers & Svs.)		3.540%	08/15/2050	206,000	229,384
Baxter International, Inc. (Health Care Equip. & Supplies)	(b)	3.950%	04/01/2030	238,000	284,290
Boston Scientific Corp. (Health Care Equip. & Supplies)		3.750%	03/01/2026	137,000	155,439
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.000%	03/01/2029	71,000	83,636
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.700%	03/01/2049	114,000	156,140
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	125,000	145,460
Centene Corp. (Health Care Providers & Svs.)	(b)	5.375%	06/01/2026	371,000	391,297
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	326,000	345,560

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	$ 376,000	$ 417,439
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	223,043
Cigna Corp. (Health Care Providers & Svs.)		3.400%	09/17/2021	47,000	48,010
Cigna Corp. (Health Care Providers & Svs.)		2.400%	03/15/2030	114,000	121,484
Cigna Corp. (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	56,944
Cigna Corp. (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	87,608
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	36,544
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	103,000	122,600
CVS Health Corp. (Health Care Providers & Svs.)		4.125%	04/01/2040	141,000	168,115
CVS Health Corp. (Health Care Providers & Svs.)		5.050%	03/25/2048	320,000	433,016
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	70,000	87,409
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	136,694
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	77,609
DH Europe Finance II SARL (Health Care Equip. & Supplies)		3.400%	11/15/2049	91,000	107,848
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	133,000	149,562
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	70,000	80,500
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	54,000	62,068
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	76,000	89,775
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/01/2029	109,000	131,345
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	386,000	409,940
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(b)	3.875%	11/15/2030	327,000	350,707
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	80,000	89,237
Royalty Pharma PLC (Pharmaceuticals)	(b)	1.750%	09/02/2027	49,000	50,398
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4.497%	03/25/2030	372,000	464,680
					6,702,954
Industrials–2.4%
Air Lease Corp. (Trading Companies & Distributors)		3.875%	07/03/2023	22,000	23,490
Air Lease Corp. (Trading Companies & Distributors)		4.250%	02/01/2024	87,000	94,403
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	81,000	85,690
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	16,073
Aircastle Ltd. (Trading Companies & Distributors)		5.000%	04/01/2023	13,000	13,856
Aircastle Ltd. (Trading Companies & Distributors)		4.400%	09/25/2023	145,000	153,640
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	61,335
Aircastle Ltd. (Trading Companies & Distributors)	(b)	5.250%	08/11/2025	139,000	153,058
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	11,000	11,582
Allison Transmission, Inc. (Machinery)	(b)	3.750%	01/30/2031	371,000	379,579
BAE Systems PLC (Aerospace & Defense)	(b)	3.400%	04/15/2030	200,000	226,456
Boeing Co. / The (Aerospace & Defense)		2.250%	06/15/2026	35,000	35,885
Boeing Co. / The (Aerospace & Defense)		3.250%	03/01/2028	44,000	46,545
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	250,000	263,786
Boeing Co. / The (Aerospace & Defense)		3.600%	05/01/2034	290,000	305,954
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	145,000	153,516
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	116,000	125,120
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.500%	10/20/2025	134,058	143,267
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.750%	10/20/2028	156,000	170,213
Embraer Netherlands Finance BV (Aerospace & Defense)	(b)	6.950%	01/17/2028	212,000	239,560
Empresa de Transporte de Pasajeros Metro SA (Road & Rail)	(b)	3.650%	05/07/2030	200,000	224,500
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	423,000	452,977
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	158,635
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	266,821
Experian Finance PLC (Professional Svs.)	(b)	2.750%	03/08/2030	637,000	691,262
General Dynamics Corp. (Aerospace & Defense)		3.250%	04/01/2025	205,000	226,315
General Dynamics Corp. (Aerospace & Defense)		3.500%	04/01/2027	296,000	340,386
General Dynamics Corp. (Aerospace & Defense)		3.625%	04/01/2030	241,000	286,291
General Dynamics Corp. (Aerospace & Defense)		4.250%	04/01/2040	167,000	217,094
General Dynamics Corp. (Aerospace & Defense)		4.250%	04/01/2050	58,000	78,753
General Electric Co. (Industrial Conglomerates)		3.450%	05/01/2027	105,000	118,517
General Electric Co. (Industrial Conglomerates)		6.750%	03/15/2032	129,000	180,760
General Electric Co. (Industrial Conglomerates)		4.250%	05/01/2040	79,000	93,272
General Electric Co. (Industrial Conglomerates)		4.350%	05/01/2050	138,000	167,541
GFL Environmental, Inc. (Commercial Svs. & Supplies)	(b)	3.500%	09/01/2028	299,000	305,043
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(b)	3.875%	12/15/2028	296,000	298,229
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	227,992
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		4.200%	05/01/2030	366,000	432,658
IHS Markit Ltd. (Professional Svs.)	(b)	5.000%	11/01/2022	26,000	27,800
IHS Markit Ltd. (Professional Svs.)	(b)	4.750%	02/15/2025	215,000	246,734
Northrop Grumman Corp. (Aerospace & Defense)		4.400%	05/01/2030	205,000	254,326
Northrop Grumman Corp. (Aerospace & Defense)		5.150%	05/01/2040	90,000	124,239

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Northrop Grumman Corp. (Aerospace & Defense)		5.250%	05/01/2050	$ 115,000	$ 170,295
Otis Worldwide Corp. (Machinery)		2.056%	04/05/2025	170,000	180,138
United Parcel Service, Inc. (Air Freight & Logistics)		3.900%	04/01/2025	173,000	195,417
United Parcel Service, Inc. (Air Freight & Logistics)		4.450%	04/01/2030	151,000	188,787
United Parcel Service, Inc. (Air Freight & Logistics)		5.200%	04/01/2040	99,000	140,358
United Parcel Service, Inc. (Air Freight & Logistics)		5.300%	04/01/2050	214,000	321,941
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	101,000	142,908
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	189,000	206,808
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	48,539
Westinghouse Air Brake Technologies Corp. (Machinery)		3.450%	11/15/2026	66,000	72,435
Westinghouse Air Brake Technologies Corp. (Machinery)		4.950%	09/15/2028	606,000	718,668
					10,509,447
Information Technology–2.2%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.400%	08/20/2050	288,000	294,144
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)		3.500%	01/15/2028	47,000	51,783
Broadcom, Inc. (Semiconductors & Equip.)		4.110%	09/15/2028	44,000	50,336
Broadcom, Inc. (Semiconductors & Equip.)		5.000%	04/15/2030	80,000	97,201
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	539,000	623,065
Broadridge Financial Solutions, Inc. (IT Svs.)		2.900%	12/01/2029	495,000	541,935
Dell International LLC / EMC Corp. (Computers & Peripherals)	(b)	5.875%	06/15/2021	341,000	341,614
Global Payments, Inc. (IT Svs.)		4.800%	04/01/2026	185,000	220,117
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	83,245
Infor, Inc. (Software)	(b)	1.750%	07/15/2025	106,000	110,084
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	51,000	61,151
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.200%	06/22/2023	108,000	116,866
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.875%	06/22/2028	450,000	531,332
Mastercard, Inc. (IT Svs.)		3.300%	03/26/2027	256,000	291,953
Mastercard, Inc. (IT Svs.)		3.350%	03/26/2030	324,000	377,999
Mastercard, Inc. (IT Svs.)		3.850%	03/26/2050	355,000	457,664
Micron Technology, Inc. (Semiconductors & Equip.)		2.497%	04/24/2023	366,000	381,356
Micron Technology, Inc. (Semiconductors & Equip.)		4.185%	02/15/2027	391,000	460,539
Oracle Corp. (Software)		2.500%	04/01/2025	216,000	231,919
Oracle Corp. (Software)		2.800%	04/01/2027	530,000	584,297
Oracle Corp. (Software)		3.600%	04/01/2050	470,000	547,871
PayPal Holdings, Inc. (IT Svs.)		2.400%	10/01/2024	139,000	148,514
PayPal Holdings, Inc. (IT Svs.)		2.650%	10/01/2026	357,000	392,316
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	240,000	266,458
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	270,000	308,551
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.900%	06/15/2028	544,000	650,675
Visa, Inc. (IT Svs.)		1.900%	04/15/2027	452,000	480,922
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	220,000	235,170
Visa, Inc. (IT Svs.)		2.700%	04/15/2040	95,000	103,555
VMware, Inc. (Software)		4.500%	05/15/2025	261,000	298,651
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	342,726
					9,684,009
Materials–0.5%
Avery Dennison Corp. (Containers & Packaging)		2.650%	04/30/2030	299,000	320,529
Axalta Coating Systems LLC (Chemicals)	(b)	3.375%	02/15/2029	220,000	220,000
Ecolab, Inc. (Chemicals)		4.800%	03/24/2030	135,000	172,172
Fresnillo PLC (Metals & Mining)	(b)	4.250%	10/02/2050	432,000	474,120
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	100,854
Indonesia Asahan Aluminium Persero PT (Metals & Mining)	(b)	4.750%	05/15/2025	240,000	264,840
Industrias Penoles S.A.B de C.V. (Metals & Mining)	(b)	4.750%	08/06/2050	280,000	324,716
Ingevity Corp. (Chemicals)	(b)	3.875%	11/01/2028	188,000	189,410
Nutrition & Biosciences, Inc. (Chemicals)	(b)	1.832%	10/15/2027	76,000	78,297
Suzano Austria GmbH (Paper & Forest Products)		3.750%	01/15/2031	56,000	59,416
					2,204,354
Real Estate–0.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4.900%	12/15/2030	275,000	349,772
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	342,000	379,606
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	150,097
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	182,816
Crown Castle International Corp. (Equity REIT)		3.100%	11/15/2029	279,000	307,274
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	67,000	74,952
Crown Castle International Corp. (Equity REIT)		4.150%	07/01/2050	69,000	83,722
Equinix, Inc. (Equity REIT)		2.625%	11/18/2024	123,000	131,466

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Real Estate (continued)
Equinix, Inc. (Equity REIT)		2.900%	11/18/2026	$ 104,000	$ 113,713
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	233,000	256,687
					2,030,105
Utilities–1.3%
AEP Transmission Co. LLC (Electric Utilities)		3.650%	04/01/2050	162,000	196,048
AES Panama Generation Holdings SRL (Electric Utilities)	(b)	4.375%	05/31/2030	285,000	308,341
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	768,919
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	211,000	232,794
American Water Capital Corp. (Water Utilities)		3.450%	05/01/2050	252,000	297,520
Berkshire Hathaway Energy Co. (Multi-Utilities)	(b)	3.700%	07/15/2030	265,000	313,290
Berkshire Hathaway Energy Co. (Multi-Utilities)	(b)	4.250%	10/15/2050	278,000	359,476
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	340,000	387,090
Kentucky Utilities Co. (Electric Utilities)		3.300%	06/01/2050	157,000	177,414
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.750%	05/01/2025	149,000	161,161
NRG Energy, Inc. (Electric Utilities)	(b)	3.750%	06/15/2024	308,000	336,801
NRG Energy, Inc. (Electric Utilities)		7.250%	05/15/2026	273,000	288,015
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	274,000	289,355
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	194,000	227,884
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.800%	06/01/2049	257,000	318,673
PPL WEM Ltd. / Western Power Distribution PLC (Ind. Power & Renewable Elec.)	(b)	5.375%	05/01/2021	203,000	203,731
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	508,000	587,940
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak (Ind. Power & Renewable Elec.)	(b)	4.850%	10/14/2038	288,000	320,825
					5,775,277
Total Corporate Bonds (Cost $77,952,919)					$ 87,121,859

Purchased Options–8.6%	Notional Amount	Expiration	Exercise Price	Contracts (d)	Value
S&P 500 Index Call Option	$11,268,210	December 2022	$2,800	30	$ 3,101,700
S&P 500 Index Call Option	9,390,175	December 2022	$2,900	25	2,393,750
S&P 500 Index Call Option	11,268,210	December 2022	$2,950	30	2,760,000
S&P 500 Index Call Option	19,531,564	December 2022	$3,000	52	4,589,468
S&P 500 Index Call Option	9,765,782	December 2022	$3,050	26	2,200,120
S&P 500 Index Call Option	13,146,245	December 2022	$3,100	35	2,834,300
S&P 500 Index Call Option	9,390,175	December 2022	$3,200	25	1,846,500
S&P 500 Index Call Option	8,263,354	December 2022	$3,250	22	1,548,140
S&P 500 Index Call Option	15,024,280	December 2022	$3,300	40	2,676,800
S&P 500 Index Call Option	1,878,035	December 2022	$3,350	5	317,650
S&P 500 Index Call Option	2,629,249	December 2022	$3,400	7	421,260
S&P 500 Index Call Option	7,512,140	December 2022	$3,450	20	1,138,200
S&P 500 Index Call Option	11,268,210	December 2022	$3,500	30	1,610,700
S&P 500 Index Call Option	1,878,035	December 2022	$3,600	5	234,410
S&P 500 Index Call Option	1,878,035	December 2022	$3,650	5	218,550
S&P 500 Index Put Option	11,268,210	December 2022	$2,800	30	540,000
S&P 500 Index Put Option	9,390,175	December 2022	$2,900	25	497,150
S&P 500 Index Put Option	11,268,210	December 2022	$2,950	30	619,200
S&P 500 Index Put Option	19,531,564	December 2022	$3,000	52	1,156,376
S&P 500 Index Put Option	9,765,782	December 2022	$3,050	26	600,600
S&P 500 Index Put Option	13,146,245	December 2022	$3,100	35	880,390
S&P 500 Index Put Option	9,390,175	December 2022	$3,200	25	686,500
S&P 500 Index Put Option	8,263,354	December 2022	$3,250	22	628,100
S&P 500 Index Put Option	15,024,280	December 2022	$3,300	40	1,230,400
S&P 500 Index Put Option	5,634,105	December 2022	$3,350	15	473,400
S&P 500 Index Put Option	10,141,389	December 2022	$3,400	27	895,050
S&P 500 Index Put Option	7,512,140	December 2022	$3,450	20	695,800
S&P 500 Index Put Option	11,268,210	December 2022	$3,500	30	1,095,000
S&P 500 Index Put Option	1,878,035	December 2022	$3,600	5	206,515
S&P 500 Index Put Option	1,878,035	December 2022	$3,650	5	216,850
Total Purchased Options (Cost $31,836,828)					$ 38,312,879

U.S. Treasury Obligations–6.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill		0.000%	01/12/2021	$ 3,165,000	$ 3,164,972
U.S. Treasury Note		0.375%	03/31/2022	6,284,600	6,304,485
U.S. Treasury Note		1.500%	09/15/2022	626,000	640,598
U.S. Treasury Note	(e)	2.250%	11/15/2024	1,865,000	2,008,809
U.S. Treasury Note	(e)	0.500%	03/31/2025	8,916,500	8,997,306
U.S. Treasury Note		0.625%	08/15/2030	158,000	153,951

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
U.S. Treasury Obligations (Continued)	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	2.750%	08/15/2042	$ 2,224,300	$ 2,753,006
U.S. Treasury Note	2.250%	08/15/2049	3,171,800	3,622,295
U.S. Treasury Note	2.375%	11/15/2049	338,600	396,942
U.S. Treasury Note	1.250%	05/15/2050	755,000	683,393
U.S. Treasury Note	1.375%	08/15/2050	1,679,400	1,569,189
U.S. Treasury Note	1.625%	11/15/2050	315,000	313,130
Total U.S. Treasury Obligations (Cost $29,787,568)				$ 30,608,076

Asset-Backed / Mortgage-Backed Securities–4.5%		Rate	Maturity	Face Amount	Value
Consumer Discretionary–0.1%
Great Wolf Trust 2019-WOLF A	(b)	ML + 103	12/15/2036	$ 64,000	$ 62,556
Great Wolf Trust 2019-WOLF C	(b)	ML + 163	12/15/2036	79,000	73,554
Hardee's Funding LLC 2018-1A A23	(b)	5.710%	06/20/2048	130,621	142,258
Hardee's Funding LLC 2020-1A A2	(b)	3.981%	12/20/2050	135,041	138,427
					416,795
Financials–4.4%
Affirm Asset Securitization Trust 2020-A A	(b)	2.100%	02/18/2025	120,000	120,680
Apidos CLO XXXIII 2020-33A B	(b)	QL + 220	07/24/2031	300,000	300,363
Ballyrock CLO 2020-1A B	(b)	QL + 290	07/20/2030	300,000	300,966
BBCMS 2020-BID A	(b)	ML + 214	10/15/2037	241,000	241,076
Bellemeade Re 2020-3A M1B	(b)	ML + 285	10/25/2030	150,000	150,381
Bellemeade Re 2020-4A M2A	(b)	ML + 260	06/25/2030	150,000	150,100
Citigroup Commercial Mortgage Trust 2017-P8 AS		3.789%	09/15/2050	127,167	144,509
COMM 2015-LC23 C		4.617%	10/10/2048	100,000	102,371
Connecticut Avenue Securities Trust 2019-R02 1M2	(b)	ML + 230	08/25/2031	69,414	69,326
Connecticut Avenue Securities Trust 2019-R03 1M2	(b)	ML + 215	09/25/2031	188,624	188,395
Connecticut Avenue Securities Trust 2019-R04 2M2	(b)	ML + 210	06/25/2039	44,973	44,872
Connecticut Avenue Securities Trust 2019-R05 1M2	(b)	ML + 200	07/25/2039	199,522	199,345
Connecticut Avenue Securities Trust 2019-R07 1M2	(b)	ML + 210	10/25/2039	276,706	275,794
Connecticut Avenue Securities Trust 2020-R02 2M2	(b)	ML + 200	01/25/2040	360,000	357,463
Connecticut Avenue Securities Trust 2020-SBT1 1M2	(b)	ML + 365	02/25/2040	255,000	255,913
Connecticut Avenue Securities Trust 2020-SBT1 2M2	(b)	ML + 365	02/25/2040	270,000	271,343
DBUBS 2011-LC1A C	(b)	5.565%	11/10/2046	270,347	271,014
Eagle RE 2020-2 M1B	(b)	ML + 400	10/25/2030	621,026	629,863
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		ML + 490	11/25/2024	350,062	359,085
Fannie Mae Connecticut Avenue Securities 2015-C02 1M2		ML + 400	05/25/2025	42,430	43,168
Fannie Mae Connecticut Avenue Securities 2015-C03 1M2		ML + 500	07/25/2025	236,222	242,757
Fannie Mae Connecticut Avenue Securities 2015-C03 2M2		ML + 500	07/25/2025	48,116	48,841
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		ML + 570	04/25/2028	76,862	82,009
Fannie Mae Connecticut Avenue Securities 2016-C01 1M2		ML + 675	08/25/2028	120,255	128,930
Fannie Mae Connecticut Avenue Securities 2016-C03 2M2		ML + 590	10/25/2028	128,525	135,066
Fannie Mae Connecticut Avenue Securities 2016-C04 1M2		ML + 425	01/25/2029	248,179	258,316
Fannie Mae Connecticut Avenue Securities 2016-C07 2M2		ML + 435	05/25/2029	105,860	110,291
Fannie Mae Connecticut Avenue Securities 2017-C01 1M2		ML + 355	07/25/2029	280,708	288,860
Fannie Mae Connecticut Avenue Securities 2017-C02 2M2C		ML + 365	09/25/2029	241,691	242,232
Fannie Mae Connecticut Avenue Securities 2017-C07 1B1		ML + 400	05/25/2030	300,000	303,734
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2		ML + 235	01/25/2031	82,479	82,584
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		ML + 200	03/25/2031	212,585	211,217
Fannie Mae REMICS FNR 2020-26 GS		ML + 600	05/25/2050	790,891	139,114
First Investors Auto Owner Trust 2018-1A E	(b)	5.350%	07/15/2024	350,000	368,549
Freddie Mac REMICS FHR 4981 HS		ML + 610	06/25/2050	1,554,144	294,014
Freddie Mac REMICS FHR 5015 BI		4.000%	09/25/2050	863,148	140,538
Freddie Mac Stacr Remic Trust 2020-DNA1 M2	(b)	ML + 170	01/25/2050	237,000	235,217
Freddie Mac STACR REMIC Trust 2020-DNA5 M2	(b)	SOFR30A + 280	10/25/2050	240,000	243,066
Freddie Mac STACR Trust 2019-DNA4 M2	(b)	ML + 195	10/25/2049	102,546	102,383
Freddie Mac STACR Trust 2019-HQA2 M2	(b)	ML + 205	04/25/2049	70,527	69,554
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3		ML + 380	03/25/2029	295,765	306,170
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3		ML + 515	11/25/2028	214,892	222,742
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA4 M3		ML + 390	04/25/2029	267,007	277,126
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2		ML + 345	10/25/2029	300,000	309,836
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2		ML + 250	03/25/2030	270,000	273,688
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2		ML + 355	08/25/2029	255,535	262,248
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2B		ML + 265	12/25/2029	458,126	450,540
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2		ML + 180	07/25/2030	99,884	99,032
GS Mortgage Securities Trust 2012-GC6 B	(b)	5.651%	01/10/2045	300,000	306,316
GS Mortgage Securities Trust 2012-GCJ9 AS		3.124%	11/10/2045	287,514	297,339

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
GS Mortgage Securities Trust 2016-GS3 A4		2.850%	10/10/2049	$ 270,000	$ 293,807
GS Mortgage Securities Trust 2017-GS7 A4		3.430%	08/10/2050	270,000	307,430
GS Mortgage Securities Trust 2018-GS9 A4		3.992%	03/10/2051	153,543	179,792
GS Mortgage Securities Trust 2019-GC38 A4		3.968%	02/10/2052	250,000	295,864
HFX Funding Issuer 2017-1 A3	(b)	3.647%	03/15/2035	280,000	300,442
Home RE 2020-1 M1B	(b)	ML + 325	10/25/2030	195,626	198,752
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 A3	(b)	4.070%	11/15/2043	109,132	109,026
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 A5		2.840%	12/15/2047	214,692	221,111
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B		3.674%	12/15/2047	300,000	310,343
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	272,680
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.657%	08/15/2047	295,000	290,297
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	141,361
Magnetite XXVI Ltd. 2020-26A A	(b)	QL + 175	07/15/2030	401,052	401,597
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	318,696
Morgan Stanley Capital I Trust 2018-H4 A4		4.310%	12/15/2051	250,000	298,843
Oaktown Re V Ltd. 2020-2A M1B	(b)	ML + 360	10/25/2030	368,357	371,405
OCP CLO 2020-18A A	(b)	QL + 180	04/20/2030	250,000	250,464
Radnor RE 2020-2 M1C	(b)	ML + 460	10/25/2030	150,000	152,616
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	269,754
STACR Trust 2018-DNA3 M2	(b)	ML + 210	09/25/2048	110,313	109,059
Traingle Re 2020-1 M1B	(b)	ML + 390	10/25/2030	423,651	426,787
UBS Commercial Mortgage Trust 2018-C10 A3		4.048%	05/15/2051	270,000	312,058
Upstart Securitization Trust 2020-3 A	(b)	1.702%	11/20/2030	147,869	148,620
Wells Fargo Commercial Mortgage Trust 2015-C28 A4		3.540%	05/15/2048	250,000	277,608
Wells Fargo Commercial Mortgage Trust 2015-C30 A3		3.411%	09/15/2058	232,889	258,482
Wells Fargo Commercial Mortgage Trust 2015-NXS3 A4		3.617%	09/15/2057	270,000	302,294
Wells Fargo Commercial Mortgage Trust 2016-C35 A3		2.674%	07/15/2048	300,000	319,575
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	283,025
Wells Fargo Commercial Mortgage Trust 2017-C39 A5		3.418%	09/15/2050	270,000	305,827
Wells Fargo Commercial Mortgage Trust 2017-C41 A3		3.210%	11/15/2050	270,000	296,357
Wells Fargo Commercial Mortgage Trust 2018-C44 A4		3.948%	05/15/2051	270,000	313,210
WFRBS Commercial Mortgage Trust 2014-C24 AS		3.931%	11/15/2047	270,000	277,619
					19,623,137
Total Asset-Backed / Mortgage-Backed Securities (Cost $19,495,387)					$ 20,039,932

U.S. Government Agency Mortgage-Backed Securities–2.3%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	$ 3,246	$ 3,585
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	21,128	23,930
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	32,269	36,556
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	201,464	228,163
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	14,707	16,504
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	13,704	14,892
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	31,573	34,243
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	148,184	161,992
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	367,853	395,890
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	41,182	43,260
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	56,809	59,499
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	7,936	8,330
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	249,328	270,414
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	185,622	194,835
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	240,725	252,481
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	17,370	18,838
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	15,121	16,684
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	45,959	48,923
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	35,064	37,960
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	82,629	89,219
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	13,414	14,341
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	59,369	64,092
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	22,442	24,040
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	191,548	209,423
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	320,004	346,962
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	13,285	14,621
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	72,062	78,481
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	37,755	40,526
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	85,412	93,169
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	127,816	136,978

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	$ 8,258	$ 9,154
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	126,867	142,237
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	184,422	198,943
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	120,805	130,591
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	135,638	149,674
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	1,295,421	1,377,107
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	227,484	251,025
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	73,677	79,591
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	50,815	55,131
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	57,765	61,757
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	80,448	85,803
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	9,752	10,515
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	9,895	10,666
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	29,115	32,276
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	314,101	334,460
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	178,384	188,868
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	111,946	120,242
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	17,463	18,807
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	287,601	316,015
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	62,483	67,900
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	291,055	315,845
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	68,303	74,109
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	23,056	25,055
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	43,964	47,068
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	105,368	113,412
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	67,743	72,293
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	395,328	413,106
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	96,347	102,790
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	228,443	244,229
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	93,822	100,711
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	35,324	37,095
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	48,249	51,789
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	48,279	51,743
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	42,607	46,550
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	71,117	76,306
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	98,391	107,497
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	54,359	58,687
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	23,923	25,664
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	18,738	20,159
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	60,113	65,864
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	48,098	51,399
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	81,597	88,300
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	204,228	218,449
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	82,670	92,734
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	34,850	36,763
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	268,477	284,511
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	328,129	354,946
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	193,223	209,141
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	32,994	35,842
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	245,811	268,503
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	16,810	18,381
Total U.S. Government Agency Mortgage-Backed Securities (Cost $9,790,109)				$ 10,328,534

Exchange Traded Funds–1.7%	Shares	Value
SPDR S&P 500 ETF Trust	20,176	$ 7,543,403
Total Exchange Traded Funds (Cost $6,675,743)		$ 7,543,403

Preferred Securities–0.7%		Rate	Quantity	Value
Financials–0.6%
Bank of America Corp. DR (Rate is fixed until 09/05/2024, at which point, the rate becomes QL + 371) (Banks)	(c)	6.250%	286,000	$ 317,335
Bank of America Corp. DR (Rate is fixed until 03/17/2025, at which point, the rate becomes QL + 390) (Banks)	(c)	6.100%	124,000	140,498
Bank of New York Mellon Corp. / The DR (Rate is fixed until 09/20/2025, at which point, the rate becomes H15T5Y + 436) (Capital Markets)	(c)	4.700%	61,000	67,271
Citigroup, Inc. DR (Rate is fixed until 01/30/2023, at which point, the rate becomes QL + 407) (Banks)	(c)	5.950%	217,000	227,763
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes QL + 391) (Banks)	(c)	5.950%	142,000	155,135
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)	(c)	4.000%	101,000	103,651
Citigroup, Inc. DR (Rate is fixed until 02/15/2023, at which point, the rate becomes QL + 423) (Banks)	(c)	5.900%	27,000	28,363

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	December 31, 2020
Preferred Securities (Continued)		Rate	Quantity	Value
Financials (continued)
Discover Financial Services (Rate is fixed until 09/23/2025, at which point, the rate becomes H15T5Y + 578) (Consumer Finance)	(c)	6.125%	404,000	$ 455,510
Fifth Third Bancorp DR (Rate is fixed until 09/30/2025, at which point, the rate becomes H15T5Y + 422) (Banks)	(c)	4.500%	76,000	80,826
Goldman Sachs Group, Inc. / The DR (Capital Markets)		QL + 392	470,000	469,051
Truist Financial Corp. DR (Rate is fixed until 09/01/2030, at which point, the rate becomes H15T10Y + 435) (Banks)	(c)	5.100%	256,000	292,483
Wells Fargo & Co. DR (Rate is fixed until 06/15/2025, at which point, the rate becomes QL + 399) (Banks)	(c)	5.875%	292,000	331,055
				2,668,941
Industrials–0.1%
General Electric Co. (Rate is fixed until 01/21/2021, at which point, the rate becomes QL + 333) (Industrial Conglomerates)	(c)	5.000%	336,000	311,559
Total Preferred Securities (Cost $2,836,245)				$ 2,980,500

Sovereign Issues–0.5%		Rate	Maturity	Face Amount	Value
Abu Dhabi Government International Bond	(b)	1.700%	03/02/2031	$ 213,000	$ 212,868
Colombia Government International Bond		3.125%	04/15/2031	540,000	573,075
Corp. Financiera de Desarrollo SA	(b)	2.400%	09/28/2027	435,000	440,655
Dominican Republic International Bond	(b)	4.875%	09/23/2032	250,000	276,562
ENA Master Trust	(b)	4.000%	05/19/2048	203,000	218,733
Oleoducto Central SA	(b)	4.000%	07/14/2027	410,000	445,059
Uruguay Government International Bond		4.375%	01/23/2031	58,061	71,197
Total Sovereign Issues (Cost $2,117,720)					$ 2,238,149

Money Market Funds–6.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(f)	22,042,616	$ 22,047,025
State Street Institutional U.S. Government Money Market Fund, 0.030%	(f)	4,564,435	4,564,435
Total Money Market Funds (Cost $26,611,460)			$ 26,611,460
Total Investments – 99.8% (Cost $361,838,179)	(g)		$442,989,703
Other Assets in Excess of Liabilities – 0.2%			828,185
Net Assets – 100.0%			$443,817,888

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
DR:	Depositary Receipt
H15T10Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 10 Year, 0.930% at 12/31/2020
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 0.100% at 12/31/2020
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.360% at 12/31/2020
ML:	Monthly U.S. LIBOR Rate, 0.144% at 12/31/2020
QL:	Quarterly U.S. LIBOR Rate, 0.238% at 12/31/2020
SOFR:	Secured Overnight Financing Rate, 0.070% at 12/31/2020
SOFR30A:	30 Day Average Secured Overnight Financing Rate, 0.083% at 12/31/2020
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.432% at 12/31/2020

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2020, the value of these securities totaled $29,188,363, or 6.6% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2020.
(d)	100 shares per contract.
(e)	Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2020. The market value pledged totaled $3,289,178. See also the following Schedule of Open Futures Contracts.
(f)	Rate represents the seven-day yield at December 31, 2020.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	105	March 19, 2021	$19,230,942	$19,681,200	$450,258	$99,221

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Open Futures Contracts (Continued)	December 31, 2020
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Treasury Note - Long	1,315	March 22, 2021	$181,396,583	$181,572,734	$ 176,151	$143,834
CBT U.S. Long Bond - Long	73	March 22, 2021	12,794,003	12,642,688	(151,315)	25,094
CBT U.S. Ultra Bond - Long	2	March 22, 2021	424,534	427,125	2,591	1,500
CBT 10-Year U.S. Ultra Bond - Short	(47)	March 22, 2021	(7,371,959)	(7,348,891)	23,068	(11,704)
CBT 2-Year U.S. Treasury Note - Long	552	March 31, 2021	121,849,606	121,979,063	129,457	12,933
CBT 5-Year U.S. Treasury Note - Long	5	March 31, 2021	630,631	630,820	189	234
			$328,954,340	$329,584,739	$ 630,399	$271,112
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
Performance as of December 31, 2020
Average Annual returns
Since inception (5/1/20)	4.70%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.66% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the period from May 1, 2020, the date of the Portfolio’s inception, to December 31, 2020, the Portfolio returned 4.70% versus 2.49% for its benchmark, the ICE BofAML U.S. Broad Market Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the eight-month period from May 1, 2020 to December 31, 2020, U.S. Treasury rates increased for all maturities of five years and longer. The magnitude of the rate increases grew the further out the yield curve one moved. U.S. Treasury rates in the front end of the curve declined slightly over the reporting period. The U.S. Federal Reserve’s accommodative monetary policy has pinned short end rates, while fiscal stimulus and the emergency approval of two COVID-19 vaccines has contributed to improved U.S. economic prospects, and, ultimately, higher longer-term rates. As a result, the U.S. Treasury curve “bear steepened” in the reporting period.
The Portfolio’s average duration position was less than that of the benchmark’s duration over the reporting period and generated positive returns relative to the benchmark in an interest rate rising environment. In addition, the Portfolio’s yield curve positioning maintained a yield curve steepening bias relative to the benchmark, with an over-weight to shorter term maturities and an under-weight to longer dated maturities. The Portfolio’s yield curve positioning also generated positive returns relative to the benchmark. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio was positively affected by its sector allocation during the reporting period. The Portfolio benefited from its overweight to the strong performing media, consumer goods, and capital goods sectors. Underweights to the under-performing, higher quality sovereign and mortgage-backed security sectors also contributed positively to performance. In addition, out-of-index allocations to emerging markets and bank loans also contributed to sector allocation. The Portfolio was negatively impacted by its underweight to the strong performing foreign sovereign, U.S. taxable municipal, and commercial mortgage-backed security sectors. (1)
The Portfolio’s security selection during the reporting period also positively contributed to relative returns. Specifically, the Portfolio had positive security selection in mortgage-backed securities and the media, capital goods, consumer goods, and health care industries. The Portfolio was negatively impacted by security selection in banking, basic industries, and real estate securities. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio held an out-of-index position in the Federated Hermes Core Trust - Emerging Market Core Fund. This exposure to lower quality, emerging market bonds in a risk on environment outperformed the higher quality benchmark. The Portfolio held an out-of-index position in the Federated Hermes Core Trust – Federated Bank Loan Core Fund. This exposure to lower quality bank loans in a risk-on environment outperformed the higher quality benchmark. The Portfolio was overweight The Boeing Co. 2050 maturity bonds, which outperformed due to the company’s efforts to increase liquidity, the FAA’s approval of returning the 737 Max to service, and investors’ expectations of the economy reopening. (1)
U.S. Treasury Notes detracted the most from the Portfolio’s relative performance during the reporting period. The Portfolio’s holding of 2050 maturity notes underperformed in a period in which the U.S. Treasury curve “bear steepened” with longer term rates increasing move than shorter term rates. The Portfolio’s holding of 2022 and 2025 maturity bonds underperformed in a period in which U.S. Treasury securities were not able to keep pace with the returns of lower quality credits. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  U.S. interest rate futures were utilized to calibrate the Portfolio’s duration and yield curve positioning. The Portfolio’s yield curve steepening bias was a positive contributor to performance. In addition, the Portfolio’s average duration, which was less than the average duration of the benchmark, was also a positive contributor in the reporting period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of December 31, 2020 (1)
% of Net Assets
Corporate Bonds (4)	43.3
U.S. Treasury Obligations	18.8
U.S. Government Agency Mortgage-Backed Securities	15.3
Investment Companies	8.8
Asset-Backed / Mortgage-Backed Securities (4)	5.8
Sovereign Issues	0.7
Money Market Funds and Other Net Assets	7.3
100.0

Top 10 Portfolio Holdings as of December 31, 2020 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 0.125%, 04/30/2022	4.6
2.	U.S. Treasury Note 0.375%, 04/30/2025	4.4
3.	Federated Hermes Core Trust - Emerging Markets Core Fund	3.6
4.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	2.9
5.	Federated Hermes Core Trust - Federated Bank Loan Core Fund	2.4
6.	U.S. Treasury Note 0.250%, 04/15/2023	2.3
7.	U.S. Treasury Note 2.000%, 02/15/2050	2.2
8.	Fannie Mae Pool FN FM2778 3.000%, 03/01/2050	1.7
9.	Fannie Mae Pool FN CA5348 3.500%, 03/01/2050	1.6
10.	Fannie Mae Pool FN CA5549 3.000%, 04/01/2050	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Financials	16.5
Communication Services	5.1
Industrials	4.5
Health Care	4.4
Consumer Staples	3.8
Energy	3.5
Information Technology	2.7
Consumer Discretionary	2.6
Utilities	2.5
Real Estate	1.9
Materials	1.6
49.1

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio
Schedule of Investments	December 31, 2020
Corporate Bonds–43.3%		Rate	Maturity	Face Amount	Value
Communication Services–5.1%
Alphabet, Inc. (Interactive Media & Svs.)		1.900%	08/15/2040	$ 400,000	$ 391,963
AMC Networks, Inc. (Media)		5.000%	04/01/2024	50,000	50,813
America Movil S.A.B de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	200,000	216,760
AT&T, Inc. (Diversified Telecom. Svs.)		4.300%	02/15/2030	175,000	209,041
AT&T, Inc. (Diversified Telecom. Svs.)		3.500%	06/01/2041	150,000	161,486
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	06/01/2051	375,000	391,957
AT&T, Inc. (Diversified Telecom. Svs.)	(a)	3.800%	12/01/2057	645,000	669,898
Bell Canada, Inc. (Diversified Telecom. Svs.)		4.464%	04/01/2048	250,000	333,234
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	50,000	53,074
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.500%	05/01/2026	50,000	51,813
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	150,000	159,187
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	02/01/2031	75,000	79,039
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		2.800%	04/01/2031	125,000	132,046
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	225,000	318,822
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	205,000	244,603
Comcast Corp. (Media)		3.400%	04/01/2030	225,000	259,353
Comcast Corp. (Media)		3.450%	02/01/2050	750,000	882,499
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	250,000	281,145
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	23,000	23,516
Deutsche Telekom International Finance B.V. (Diversified Telecom. Svs.)	(a)	3.600%	01/19/2027	375,000	421,469
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	5.375%	08/15/2026	25,000	20,313
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	25,000	15,125
Discovery Communications LLC (Media)		4.650%	05/15/2050	250,000	312,161
DISH DBS Corp. (Media)		7.750%	07/01/2026	50,000	55,974
DISH DBS Corp. (Media)		7.375%	07/01/2028	25,000	26,625
Entercom Media Corp. (Media)	(a)	7.250%	11/01/2024	50,000	49,875
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	50,000	50,813
Fox Corp. (Media)		3.500%	04/08/2030	100,000	113,531
Fox Corp. (Media)		5.576%	01/25/2049	125,000	182,425
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	25,000	26,156
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	25,000	25,375
Grupo Televisa S.A.B. (Media)		5.000%	05/13/2045	375,000	451,490
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	50,000	53,500
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	100,000	106,736
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	25,000	26,188
Lamar Media Corp. (Media)		3.750%	02/15/2028	25,000	25,693
Lamar Media Corp. (Media)		4.875%	01/15/2029	25,000	26,563
Live Nation Entertainment, Inc. (Entertainment)	(a)	3.750%	01/15/2028	50,000	50,520
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	25,000	26,571
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	50,000	52,406
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	25,000	25,938
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	75,000	80,344
Nexstar Broadcasting, Inc. (Media)	(a)	4.750%	11/01/2028	25,000	26,156
Omnicom Group, Inc. (Media)		4.200%	06/01/2030	225,000	270,119
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	25,000	26,193
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	75,000	78,352
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	100,000	102,818
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	50,000	52,125
Sirius XM Radio, Inc. (Media)	(a)	5.500%	07/01/2029	50,000	55,016
Sky Ltd. (Media)	(a)	3.750%	09/16/2024	200,000	222,621
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	50,000	65,924
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	75,000	93,090
TEGNA, Inc. (Media)	(a)	4.750%	03/15/2026	25,000	26,695
TEGNA, Inc. (Media)	(a)	4.625%	03/15/2028	50,000	51,125
TEGNA, Inc. (Media)		5.000%	09/15/2029	25,000	26,410
Telefonica Emisiones SA (Diversified Telecom. Svs.)		4.895%	03/06/2048	375,000	470,703
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	200,000	213,300
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	75,000	82,687
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	02/01/2026	50,000	51,117
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	150,000	161,233
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.875%	04/15/2030	250,000	289,502
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	4.500%	04/15/2050	125,000	154,173
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	25,000	26,210
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	175,000	196,073
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	450,000	544,919

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
ViacomCBS, Inc. (Media)		4.950%	01/15/2031	$ 300,000	$ 375,545
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	207,500
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	175,000	200,072
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	225,000	312,530
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	125,000	148,899
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	175,000	246,750
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	100,000	121,150
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	50,000	53,138
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	200,000	208,750
					12,296,935
Consumer Discretionary–2.6%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	150,000	152,124
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	25,000	26,188
Adient U.S. LLC (Auto Components)	(a)	7.000%	05/15/2026	50,000	54,386
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	375,000	431,006
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	50,000	52,312
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	300,000	373,786
Amazon.com, Inc. (Internet & Direct Marketing Retail)		2.500%	06/03/2050	250,000	258,871
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	50,000	51,500
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	75,000	79,031
AutoNation, Inc. (Specialty Retail)		4.750%	06/01/2030	335,000	402,913
AutoZone, Inc. (Specialty Retail)		4.000%	04/15/2030	200,000	236,820
Bally's Corp. (Hotels, Restaurants & Leisure)	(a)	6.750%	06/01/2027	25,000	26,813
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		4.625%	04/13/2030	200,000	248,390
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	25,000	27,805
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	75,000	77,906
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	25,000	26,625
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	25,000	27,676
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	50,000	50,529
Clarios Global LP (Automobiles)	(a)	6.750%	05/15/2025	25,000	26,937
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	25,000	26,813
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	50,000	54,320
Daimler Finance North America LLC (Automobiles)	(a)	3.350%	02/22/2023	325,000	343,928
Dana Financing Luxembourg SARL (Auto Components)	(a)	5.750%	04/15/2025	50,000	51,875
Dana, Inc. (Auto Components)		5.375%	11/15/2027	25,000	26,500
Dollar General Corp. (Multiline Retail)		3.875%	04/15/2027	375,000	434,193
Dollar Tree, Inc. (Multiline Retail)		3.700%	05/15/2023	400,000	428,157
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	75,000	83,062
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	75,000	78,750
General Motors Co. (Automobiles)		6.125%	10/01/2025	200,000	242,545
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.750%	05/01/2029	50,000	52,134
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	450,000	529,627
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	50,000	52,875
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	25,000	26,775
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		4.500%	01/15/2028	25,000	26,597
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	75,000	81,180
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	50,000	52,187
O'Reilly Automotive, Inc. (Specialty Retail)		4.200%	04/01/2030	200,000	240,804
O'Reilly Automotive, Inc. (Specialty Retail)		1.750%	03/15/2031	160,000	160,149
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	25,000	25,688
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	100,000	105,250
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	75,000	75,866
Tractor Supply Co. (Specialty Retail)		1.750%	11/01/2030	120,000	120,539
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	25,000	26,550
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	08/15/2028	25,000	25,976
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		3.625%	03/15/2031	75,000	75,812
					6,079,770
Consumer Staples–3.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	40,000	41,200
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	108,819
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.500%	03/15/2029	175,000	176,750
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(a)	3.800%	01/25/2050	350,000	413,923

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	$ 300,000	$ 316,384
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	200,000	245,068
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	500,000	629,138
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	350,000	388,060
Campbell Soup Co. (Food Products)		2.375%	04/24/2030	250,000	263,934
Clorox Co. / The (Household Products)		1.800%	05/15/2030	155,000	159,870
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	250,000	269,530
Coca-Cola Femsa S.A.B de C.V. (Beverages)		1.850%	09/01/2032	150,000	150,187
Conagra Brands, Inc. (Food Products)		1.375%	11/01/2027	180,000	181,620
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	200,000	235,065
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	25,000	26,867
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	50,000	51,776
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	325,000	362,197
General Mills, Inc. (Food Products)		3.700%	10/17/2023	150,000	163,351
General Mills, Inc. (Food Products)		2.875%	04/15/2030	150,000	166,230
Grupo Bimbo S.A.B de C.V. (Food Products)	(a)	4.875%	06/27/2044	325,000	406,677
Heineken N.V. (Beverages)	(a)	3.500%	01/29/2028	375,000	426,587
J.M. Smucker Co. / The (Food Products)		3.500%	03/15/2025	200,000	222,874
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	250,000	264,485
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	150,000	172,908
Keurig Dr Pepper, Inc. (Beverages)		3.200%	05/01/2030	200,000	226,325
Kraft Heinz Foods Co. (Food Products)		5.200%	07/15/2045	50,000	59,368
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	25,000	27,008
Kroger Co. / The (Food & Staples Retailing)		2.200%	05/01/2030	200,000	210,050
Kroger Co. / The (Food & Staples Retailing)		3.950%	01/15/2050	200,000	242,463
McCormick & Co., Inc. (Food Products)		2.500%	04/15/2030	200,000	214,055
Mondelez International, Inc. (Food Products)		1.500%	05/04/2025	175,000	180,958
PepsiCo, Inc. (Beverages)		2.750%	03/19/2030	450,000	503,590
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	290,000	340,956
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	75,000	79,406
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	75,000	78,897
Reckitt Benckiser Treasury Services PLC (Household Products)	(a)	3.000%	06/26/2027	350,000	390,978
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	150,000	158,712
Tyson Foods, Inc. (Food Products)		3.550%	06/02/2027	350,000	399,642
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	25,000	25,344
Unilever Capital Corp. (Personal Products)		0.375%	09/14/2023	100,000	100,308
					9,081,560
Energy–3.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	25,000	25,815
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	125,000	122,812
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/15/2026	25,000	25,517
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	50,000	53,813
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	25,000	26,024
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	50,000	47,875
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	450,000	469,283
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.194%	04/06/2025	175,000	192,398
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	350,000	397,710
Buckeye Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.125%	03/01/2025	50,000	50,625
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	250,000	262,192
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.625%	10/01/2026	25,000	26,063
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	50,000	52,889
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.625%	10/15/2028	25,000	26,250
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	225,000	249,446
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	75,000	76,312
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2031	25,000	27,750
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	75,000	76,500
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	250,000	308,291
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	25,000	26,750
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	400,000	431,238
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.000%	05/15/2050	100,000	108,123
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.950%	02/15/2027	100,000	115,113
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		2.800%	01/31/2030	80,000	86,660
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.700%	01/31/2051	200,000	219,760
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	75,000	79,687
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	75,000	81,964
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	50,000	51,875

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
EQT Corp. (Oil, Gas & Consumable Fuels)		7.875%	02/01/2025	$ 50,000	$ 56,937
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	25,000	26,358
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3.482%	03/19/2030	500,000	581,875
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	25,000	26,133
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	25,000	25,188
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	300,000	351,687
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	145,000	145,244
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	50,000	35,059
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.000%	06/01/2026	50,000	54,075
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	25,000	28,320
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		2.900%	08/15/2024	25,000	24,063
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	25,000	28,475
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	25,000	29,344
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	75,000	78,525
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	50,000	42,058
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2046	75,000	65,360
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	75,000	78,181
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	25,000	27,363
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	25,000	25,690
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	25,000	25,813
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	150,455
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	175,000	197,104
Precision Drilling Corp. (Energy Equip. & Svs.)		5.250%	11/15/2024	50,000	43,250
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	50,000	54,827
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	25,000	23,615
Range Resources Corp. (Oil, Gas & Consumable Fuels)		9.250%	02/01/2026	25,000	26,125
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	25,000	26,406
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		0.375%	09/15/2023	230,000	230,486
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		2.375%	04/06/2025	200,000	214,459
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		2.750%	04/06/2030	250,000	275,686
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		2.800%	05/15/2023	290,000	305,113
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	100,000	106,022
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	50,000	52,519
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.875%	02/01/2031	50,000	54,250
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	75,000	78,375
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		2.150%	09/15/2027	320,000	326,826
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	175,000	199,101
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	50,000	51,750
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	50,000	49,548
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	50,000	49,080
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	250,000	285,153
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	06/01/2026	25,000	26,281
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	25,000	26,500
					8,327,414
Financials–10.7%
Aflac, Inc. (Insurance)		3.625%	06/15/2023	350,000	377,345
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	75,000	80,250
American Express Credit Corp. (Consumer Finance)		3.300%	05/03/2027	400,000	454,868
American Honda Finance Corp. (Consumer Finance)		0.875%	07/07/2023	400,000	404,843
American International Group, Inc. (Insurance)		4.500%	07/16/2044	250,000	319,795
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	75,000	80,543
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	75,000	77,734
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	25,000	26,094
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes QL + 64) (Banks)	(b)	2.015%	02/13/2026	1,175,000	1,231,214
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(b)	2.592%	04/29/2031	900,000	964,432
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	08/16/2023	650,000	680,856
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	200,000	209,221
Capital One Financial Corp. (Consumer Finance)		3.900%	01/29/2024	350,000	383,329
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	200,000	225,337
Citigroup, Inc. (Rate is fixed until 01/24/2022, at which point, the rate becomes QL + 72) (Banks)	(b)	3.142%	01/24/2023	550,000	565,546
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes QL + 90) (Banks)	(b)	3.352%	04/24/2025	350,000	380,454

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(b)	2.666%	01/29/2031	$ 725,000	$ 777,360
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	250,000	284,007
Comerica, Inc. (Banks)		3.800%	07/22/2026	200,000	227,246
Ford Motor Credit Co. LLC (Consumer Finance)		4.250%	09/20/2022	200,000	206,432
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	200,000	222,740
GE Capital Funding LLC (Diversified Financial Svs.)	(a)	4.400%	05/15/2030	550,000	648,025
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	400,000	427,089
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	08/20/2027	350,000	371,042
Goldman Sachs Group, Inc. / The (Rate is fixed until 10/31/2021, at which point, the rate becomes QL + 82) (Capital Markets)	(b)	2.876%	10/31/2022	375,000	382,604
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	375,000	417,008
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	700,000	823,237
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	50,000	54,298
Hartford Financial Services Group, Inc. / The (Insurance)		4.400%	03/15/2048	200,000	263,355
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	900,000	1,027,056
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	200,000	209,158
Huntington Bancshares, Inc. (Banks)		2.550%	02/04/2030	225,000	241,173
Hyundai Capital America (Consumer Finance)	(a)	2.375%	10/15/2027	455,000	476,854
Jefferies Group LLC (Diversified Financial Svs.)		2.750%	10/15/2032	105,000	110,124
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	375,000	434,951
JPMorgan Chase & Co. (Rate is fixed until 04/25/2022, at which point, the rate becomes QL + 94) (Banks)	(b)	2.776%	04/25/2023	350,000	361,308
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	725,000	793,925
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(b)	2.522%	04/22/2031	900,000	966,840
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes SOFR + 111) (Banks)	(b)	1.764%	11/19/2031	100,000	100,959
Liberty Mutual Group, Inc. (Insurance)	(a)	3.951%	10/15/2050	225,000	268,956
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	200,000	218,140
Lincoln National Corp. (Insurance)		3.050%	01/15/2030	200,000	222,955
M&T Bank Corp. (Banks)		3.550%	07/26/2023	375,000	405,124
MetLife, Inc. (Insurance)		4.050%	03/01/2045	200,000	256,018
Morgan Stanley (Capital Markets)		4.100%	05/22/2023	225,000	244,176
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	225,000	287,131
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(b)	3.772%	01/24/2029	700,000	811,161
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(b)	1.794%	02/13/2032	125,000	125,697
Nationwide Mutual Insurance Co. (Insurance)	(a)	4.350%	04/30/2050	200,000	234,547
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	50,000	52,250
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	50,000	53,125
NFP Corp. (Insurance)	(a)	7.000%	05/15/2025	25,000	26,875
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	100,000	106,768
Northern Trust Corp. (Capital Markets)		1.950%	05/01/2030	175,000	182,308
PNC Bank N.A. (Banks)		3.250%	01/22/2028	250,000	285,129
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	300,000	363,325
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	50,000	51,000
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	75,000	77,813
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	122,603
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	100,000	109,125
Regions Financial Corp. (Banks)		2.250%	05/18/2025	170,000	180,246
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	228,422
Synovus Bank (Rate is fixed until 02/10/2022, at which point, the rate becomes SOFR + 95) (Banks)	(b)	2.289%	02/10/2023	250,000	253,172
Toyota Motor Credit Corp. (Consumer Finance)		2.700%	01/11/2023	475,000	497,357
Travelers Cos., Inc. / The (Insurance)		2.550%	04/27/2050	300,000	315,176
Truist Bank (Banks)		3.000%	02/02/2023	700,000	736,533
U.S. Bancorp (Banks)		1.375%	07/22/2030	400,000	400,721
United Shore Financial Services LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	100,000	105,500
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	75,000	76,875
Volkswagen Group of America Finance LLC (Consumer Finance)	(a)	4.250%	11/13/2023	350,000	384,909
Wells Fargo & Co. (Banks)		3.750%	01/24/2024	350,000	382,039
Wells Fargo & Co. (Banks)		3.000%	10/23/2026	550,000	609,512
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes QL + 100) (Banks)	(b)	2.572%	02/11/2031	725,000	766,869
					25,730,209

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care–4.4%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	$ 225,000	$ 263,509
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	225,000	252,029
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	250,000	313,342
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	25,000	25,063
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	75,000	76,594
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	26,851
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	25,000	25,688
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		2.750%	09/15/2029	100,000	109,040
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		2.100%	06/04/2030	110,000	114,204
Alcon Finance Corp. (Health Care Equip. & Supplies)	(a)	2.600%	05/27/2030	200,000	213,006
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	375,000	418,203
AstraZeneca PLC (Pharmaceuticals)		2.375%	06/12/2022	125,000	128,482
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	400,000	449,836
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	50,000	52,875
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	50,000	55,608
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	100,000	103,066
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	50,000	51,815
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	25,000	25,764
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	50,000	54,312
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	50,000	52,236
Bayer U.S. Finance LLC (Pharmaceuticals)	(a)	3.375%	10/08/2024	375,000	409,222
Becton Dickinson & Co. (Health Care Equip. & Supplies)		3.700%	06/06/2027	200,000	229,437
Becton Dickinson & Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	200,000	257,776
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	350,000	362,252
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	120,000	120,793
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	375,000	443,814
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	100,000	135,204
Centene Corp. (Health Care Providers & Svs.)		4.750%	01/15/2025	50,000	51,312
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	100,000	106,000
Centene Corp. (Health Care Providers & Svs.)		3.000%	10/15/2030	75,000	79,492
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	25,000	26,881
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	200,000	219,786
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	425,000	530,698
Danaher Corp. (Health Care Equip. & Supplies)		2.600%	10/01/2050	295,000	305,684
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		3.250%	06/01/2030	110,000	122,445
Eli Lilly and Co. (Pharmaceuticals)		3.375%	03/15/2029	375,000	435,118
Emergent BioSolutions, Inc. (Biotechnology)	(a)	3.875%	08/15/2028	25,000	25,888
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	9.500%	07/31/2027	5,000	5,581
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	06/30/2028	25,000	21,250
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	100,000	104,500
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	114,940
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	150,000	159,303
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	4.625%	06/15/2025	25,000	26,365
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	5.000%	06/15/2028	25,000	26,688
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	50,000	53,690
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	24,983
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (Acquired 05/05/2020, Cost $12,500) (Pharmaceuticals)	(a)(c)	5.625%	10/15/2023	50,000	17,250
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	25,000	26,812
Merck & Co., Inc. (Pharmaceuticals)		3.400%	03/07/2029	450,000	523,272
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	75,000	73,312
Par Pharmaceutical, Inc. (Pharmaceuticals)	(a)	7.500%	04/01/2027	14,000	15,190
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3.300%	09/15/2029	200,000	225,391
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	25,000	25,563
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.125%	01/15/2028	75,000	79,969
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	352,000	340,741
Royalty Pharma PLC (Pharmaceuticals)	(a)	1.750%	09/02/2027	260,000	267,417
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	200,000	226,372
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	25,000	25,069
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	200,000	204,516
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	200,000	210,694
Teleflex, Inc. (Health Care Equip. & Supplies)	(a)	4.250%	06/01/2028	25,000	26,500
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	25,000	26,895
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	50,000	51,251
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	75,000	76,462
Tenet Healthcare Corp. (Health Care Providers & Svs.)		7.000%	08/01/2025	25,000	25,841
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	25,000	26,091
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2.900%	05/15/2050	320,000	353,598
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	25,000	26,875

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	$ 75,000	$ 76,875
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	300,000	330,141
					10,492,722
Industrials–4.5%
Airbus SE (Aerospace & Defense)	(a)	3.150%	04/10/2027	375,000	405,943
Allegion PLC (Building Products)		3.500%	10/01/2029	400,000	443,681
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	25,000	26,658
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	125,000	136,250
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	25,000	25,906
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	25,000	25,875
BAE Systems PLC (Aerospace & Defense)	(a)	3.000%	09/15/2050	200,000	208,286
Boeing Co. / The (Aerospace & Defense)		2.500%	03/01/2025	200,000	208,407
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	225,000	232,747
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	300,000	413,776
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	25,000	26,688
Burlington Northern Santa Fe LLC (Road & Rail)		3.000%	04/01/2025	175,000	191,750
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	175,000	183,777
Carrier Global Corp. (Building Products)		2.700%	02/15/2031	140,000	150,332
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	375,000	422,304
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	50,000	51,687
Cornerstone Building Brands, Inc. (Building Products)	(a)	8.000%	04/15/2026	50,000	52,625
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	25,000	26,563
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	25,000	25,938
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	60,000	67,650
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	350,000	377,703
ERAC U.S.A. Finance LLC (Road & Rail)	(a)	3.850%	11/15/2024	350,000	389,102
Experian Finance PLC (Professional Svs.)	(a)	4.250%	02/01/2029	200,000	240,674
FedEx Corp. (Air Freight & Logistics)		4.250%	05/15/2030	100,000	121,439
FedEx Corp. (Air Freight & Logistics)		4.050%	02/15/2048	200,000	241,343
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	25,000	25,250
General Electric Co. (Industrial Conglomerates)		4.350%	05/01/2050	100,000	121,407
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	50,000	50,376
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	65,000	67,264
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	70,000	76,628
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	100,000	112,052
IAA, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	06/15/2027	25,000	26,500
IHS Markit Ltd. (Professional Svs.)		4.750%	08/01/2028	250,000	307,882
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	25,000	26,313
Kansas City Southern (Road & Rail)		3.500%	05/01/2050	200,000	221,956
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	75,000	77,177
Lennox International, Inc. (Building Products)		3.000%	11/15/2023	375,000	395,223
Lockheed Martin Corp. (Aerospace & Defense)		2.900%	03/01/2025	275,000	299,890
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	100,000	104,855
Masco Corp. (Building Products)		3.500%	11/15/2027	150,000	170,174
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	27,000	27,071
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	25,000	27,164
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	50,000	56,562
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	400,000	452,134
Otis Worldwide Corp. (Machinery)		2.565%	02/15/2030	200,000	214,652
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	3.450%	07/01/2024	350,000	381,344
Roper Technologies, Inc. (Industrial Conglomerates)		2.800%	12/15/2021	325,000	331,896
Ryder System, Inc. (Road & Rail)		3.400%	03/01/2023	350,000	370,766
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	25,915
Southwest Airlines Co. (Airlines)		5.250%	05/04/2025	175,000	202,640
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	25,000	26,125
Standard Industries, Inc. (Building Products)	(a)	3.375%	01/15/2031	75,000	75,375
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	100,000	103,355
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	300,000	331,039
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	50,000	51,375
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	75,000	79,875
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	75,000	78,847
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	75,000	79,875
Union Pacific Corp. (Road & Rail)		2.400%	02/05/2030	275,000	295,884
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	50,000	55,500
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	52,452
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	200,000	240,234
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	25,000	27,063
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	25,000	27,496

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	$ 50,000	$ 56,864
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	100,000	107,865
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	50,000	53,312
Xylem, Inc. (Machinery)		2.250%	01/30/2031	155,000	163,147
					10,775,878
Information Technology–2.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2022	250,000	255,685
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	200,000	223,595
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.400%	08/20/2050	400,000	408,534
BBVA U.S.A. (IT Svs.)		3.875%	04/10/2025	250,000	280,295
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	25,000	25,594
Broadcom, Inc. (Semiconductors & Equip.)		4.700%	04/15/2025	360,000	412,472
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	100,000	115,596
BY Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	50,000	50,875
BY Crown Parent LLC / BY Bond Finance, Inc. (Software)	(a)	4.250%	01/31/2026	25,000	25,625
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	25,000	26,394
Cisco Systems, Inc. (Communications Equip.)		3.625%	03/04/2024	250,000	274,823
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	75,000	77,784
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	5.850%	07/15/2025	350,000	420,358
Entegris, Inc. (Semiconductors & Equip.)	(a)	4.625%	02/10/2026	25,000	25,938
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	25,000	26,313
Fidelity National Information Services, Inc. (IT Svs.)		3.750%	05/21/2029	150,000	176,016
Fiserv, Inc. (IT Svs.)		3.800%	10/01/2023	150,000	163,368
Fiserv, Inc. (IT Svs.)		3.500%	07/01/2029	200,000	228,261
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	25,000	26,375
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	25,000	26,313
Lam Research Corp. (Semiconductors & Equip.)		1.900%	06/15/2030	175,000	181,754
Leidos, Inc. (IT Svs.)	(a)	3.625%	05/15/2025	95,000	106,219
Leidos, Inc. (IT Svs.)	(a)	4.375%	05/15/2030	250,000	299,362
Logan Merger Sub, Inc. (Software)	(a)	5.500%	09/01/2027	25,000	26,188
Micron Technology, Inc. (Semiconductors & Equip.)		2.497%	04/24/2023	200,000	208,391
Microsoft Corp. (Software)		2.375%	05/01/2023	200,000	209,009
Microsoft Corp. (Software)		2.525%	06/01/2050	500,000	526,210
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	8.125%	04/15/2025	25,000	27,841
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	25,000	26,375
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	25,000	26,453
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	3.875%	09/01/2028	25,000	25,813
Open Text Corp. (Software)	(a)	3.875%	02/15/2028	25,000	25,938
Oracle Corp. (Software)		3.600%	04/01/2050	600,000	699,410
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	25,000	26,203
Qorvo, Inc. (Semiconductors & Equip.)		4.375%	10/15/2029	25,000	27,505
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3.375%	04/01/2031	25,000	25,813
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	25,000	26,500
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.125%	07/15/2029	25,000	25,003
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.375%	07/15/2031	25,000	25,135
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	50,000	53,401
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	25,000	25,656
Visa, Inc. (IT Svs.)		3.150%	12/14/2025	150,000	168,241
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	325,000	347,410
					6,410,044
Materials–1.6%
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	125,000	138,620
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	125,000	149,468
ARD Finance SA (Containers & Packaging)	(a)(d)	6.500%, 7.250% PIK	06/30/2027	200,000	213,500
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	25,000	24,938
Berry Global, Inc. (Containers & Packaging)	(a)	4.875%	07/15/2026	50,000	53,710
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	75,000	80,648
Carpenter Technology Corp. (Metals & Mining)		4.450%	03/01/2023	100,000	104,717
Clearwater Paper Corp. (Paper & Forest Products)	(a)	4.750%	08/15/2028	75,000	77,625
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	50,000	51,875
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	25,000	27,103
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	25,000	25,719
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	100,000	101,500
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	100,000	105,082
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	50,000	53,125
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	50,000	62,562
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	75,000	76,687
HB Fuller Co. (Chemicals)		4.250%	10/15/2028	25,000	25,625

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	$ 25,000	$ 26,750
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	50,000	51,938
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	25,000	27,500
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	75,000	77,250
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	25,000	25,493
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	50,000	50,500
Nutrition & Biosciences, Inc. (Chemicals)	(a)	1.832%	10/15/2027	300,000	309,066
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	50,000	53,875
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	25,000	27,063
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	400,000	438,213
PPL Capital Funding, Inc. (Chemicals)		3.100%	05/15/2026	200,000	220,653
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	25,000	25,656
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	360,000	388,390
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Containers & Packaging)	(a)	4.000%	10/15/2027	50,000	51,250
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	200,000	232,885
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	200,000	219,000
W.R. Grace & Co-Conn (Chemicals)	(a)	4.875%	06/15/2027	25,000	26,513
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	250,000	289,756
					3,914,255
Real Estate–1.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	200,000	232,218
Alexandria Real Estate Equities, Inc. (Equity REIT)		1.875%	02/01/2033	130,000	129,699
American Tower Corp. (Equity REIT)		2.900%	01/15/2030	200,000	217,896
American Tower Corp. (Equity REIT)		2.100%	06/15/2030	200,000	205,160
AvalonBay Communities, Inc. (Equity REIT)		3.350%	05/15/2027	375,000	419,870
Boston Properties LP (Equity REIT)		3.650%	02/01/2026	200,000	227,876
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	200,000	221,992
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	150,000	167,802
Crown Castle International Corp. (Equity REIT)		2.250%	01/15/2031	105,000	108,851
Cushman & Wakefield U.S. Borrower LLC (Real Estate Mgmt. & Development)	(a)	6.750%	05/15/2028	25,000	27,562
Healthcare Trust of America Holdings LP (Equity REIT)		2.000%	03/15/2031	225,000	224,864
Kimco Realty Corp. (Equity REIT)		2.700%	10/01/2030	250,000	269,168
Mid-America Apartments LP (Equity REIT)		4.000%	11/15/2025	375,000	424,472
Prologis LP (Equity REIT)		2.250%	04/15/2030	360,000	385,553
Regency Centers LP (Equity REIT)		2.950%	09/15/2029	350,000	373,910
UDR, Inc. (Equity REIT)		3.500%	01/15/2028	375,000	420,431
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	50,000	51,857
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	175,000	203,716
WP Carey, Inc. (Equity REIT)		3.850%	07/15/2029	175,000	200,933
WP Carey, Inc. (Equity REIT)		2.400%	02/01/2031	120,000	124,553
					4,638,383
Utilities–2.5%
American Electric Power Co., Inc. (Electric Utilities)		3.200%	11/13/2027	375,000	419,848
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	25,000	27,688
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	25,000	28,442
Avangrid, Inc. (Electric Utilities)		3.800%	06/01/2029	275,000	315,248
Berkshire Hathaway Energy Co. (Multi-Utilities)	(a)	4.050%	04/15/2025	250,000	283,014
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	120,000	125,964
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	51,725
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	25,000	26,125
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	25,000	24,758
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	250,000	284,625
DPL, Inc. (Electric Utilities)	(a)	4.125%	07/01/2025	25,000	26,989
Duke Energy Corp. (Electric Utilities)		3.400%	06/15/2029	550,000	624,103
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	250,000	316,046
Eastern Energy Gas Holdings LLC (Multi-Utilities)		3.900%	11/15/2049	150,000	175,775
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	200,000	224,719
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	200,000	255,366
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	220,000	244,983
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	400,000	473,071
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	250,661
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	250,000	288,299
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	200,000	227,636
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	200,000	209,568
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	50,000	54,625
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	25,720

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities (continued)
Pattern Energy Operations LP / Pattern Energy Operations, Inc. (Ind. Power & Renewable Elec.)	(a)	4.500%	08/15/2028	$ 25,000	$ 26,375
Sempra Energy (Multi-Utilities)		3.400%	02/01/2028	400,000	455,904
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(b)	4.000%	01/15/2051	350,000	370,676
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.750%	03/01/2025	50,000	51,000
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	25,000	26,125
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	75,000	84,274
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	50,000	52,110
					6,051,462
Total Corporate Bonds (Cost $97,612,692)					$103,798,632

U.S. Treasury Obligations–18.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.125%	04/30/2022	$11,050,000	$ 11,052,590
U.S. Treasury Note		0.125%	06/30/2022	2,400,000	2,400,281
U.S. Treasury Note		0.250%	04/15/2023	5,500,000	5,513,105
U.S. Treasury Note		0.375%	04/30/2025	10,500,000	10,536,504
U.S. Treasury Note	(e)	0.500%	04/30/2027	3,200,000	3,190,875
U.S. Treasury Note		1.500%	02/15/2030	2,000,000	2,114,609
U.S. Treasury Note		2.000%	02/15/2050	4,750,000	5,147,998
United States Treasury Inflation Indexed Bond		0.125%	04/15/2025	1,512,105	1,626,407
United States Treasury Inflation Indexed Bond		0.125%	07/15/2030	1,523,355	1,708,042
United States Treasury Inflation Indexed Bond		0.250%	02/15/2050	1,519,185	1,808,100
Total U.S. Treasury Obligations (Cost $45,475,901)					$ 45,098,511

U.S. Government Agency Mortgage-Backed Securities–15.3%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BP1938	2.500%	04/01/2050	$ 2,321,147	$ 2,448,599
Fannie Mae Pool FN BP2797	2.500%	05/01/2050	2,347,952	2,476,876
Fannie Mae Pool FN CA4819	4.000%	12/01/2049	2,028,013	2,224,081
Fannie Mae Pool FN CA5348	3.500%	03/01/2050	3,652,839	3,944,037
Fannie Mae Pool FN CA5549	3.000%	04/01/2050	3,687,467	3,908,823
Fannie Mae Pool FN CA7231	2.500%	10/01/2050	987,838	1,045,001
Fannie Mae Pool FN CA8118	2.000%	12/01/2050	2,248,130	2,337,062
Fannie Mae Pool FN FM2778	3.000%	03/01/2050	3,848,356	4,111,003
Fannie Mae Pool FN FM3734	3.500%	09/01/2049	1,963,272	2,130,027
Fannie Mae Pool FN MA4095	2.000%	08/01/2035	2,838,914	2,967,332
Freddie Mac Pool FR SD0451	3.000%	10/01/2050	2,749,117	2,936,437
Freddie Mac Pool FR SD7505	4.500%	08/01/2049	1,580,474	1,753,775
Freddie Mac Pool FR SD7514	3.500%	04/01/2050	2,938,367	3,159,912
Freddie Mac Pool FR ZT1257	3.000%	01/01/2046	1,069,227	1,166,623
Total U.S. Government Agency Mortgage-Backed Securities (Cost $36,437,532)				$ 36,609,588

Investment Companies–8.8%		Shares	Value
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 05/01/2020 through 12/02/2020, Cost $7,884,522)	(f)(g)	833,265	$ 8,724,287
Federated Hermes Core Trust - Federated Bank Loan Core Fund (Acquired 05/01/2020 through 12/03/2020, Cost $5,400,000)	(f)(g)	589,439	5,646,829
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund (Acquired 05/01/2020 through 09/08/2020, Cost $6,750,000)	(g)(h)	777,172	6,862,429
Total Investment Companies (Cost $20,034,522)			$ 21,233,545

Asset-Backed / Mortgage-Backed Securities–5.8%		Rate	Maturity	Face Amount	Value
Financials–5.8%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$ 180,000	$ 185,509
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	175,603
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	1,179,521
Chesapeake Funding II LLC 2020-1A D	(a)	2.830%	08/16/2032	150,000	152,285
CNH Equipment Trust 2020-A A3		1.160%	06/16/2025	260,000	263,569
Ford Credit Auto Lease Trust 2020-B C		1.700%	02/15/2025	335,000	339,088
Ford Credit Auto Owner Trust 2020-B B		1.190%	01/15/2026	500,000	509,121
Ford Credit Floorplan Master Owner Trust A 2020-1 D		2.120%	09/15/2025	395,000	397,599
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	412,506
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	415,165
GM Financial Automobile Leasing Trust 2020-2 C		2.560%	07/22/2024	375,000	387,783
GM Financial Consumer Automobile Receivables Trust 2020-3 C		1.370%	01/16/2026	180,000	182,397
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	406,003
GMF Floorplan Owner Revolving Trust 2020-1 C	(a)	1.480%	08/15/2025	100,000	100,351
HPEFS Equipment Trust 2020-2A C	(a)	2.000%	07/22/2030	525,000	533,463

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
HPEFS Equipment Trust 2020-2A D	(a)	2.790%	07/22/2030	$ 750,000	$ 767,131
Hyundai Auto Receivables Trust 2020-B C		1.600%	12/15/2026	150,000	153,716
MMAF Equipment Finance LLC 2020-A A5	(a)	1.560%	10/09/2042	750,000	767,530
Navient Private Education Refi Loan Trust 2020-FA A	(a)	1.220%	07/15/2069	413,321	417,370
Navistar Financial Dealer Note Master Trust 2020-1 D	(a)	ML + 290	07/25/2025	275,000	277,317
PFS Financing Corp. 2020-E A	(a)	1.000%	10/15/2025	625,000	629,479
PFS Financing Corp. 2020-G B	(a)	1.570%	02/15/2026	310,000	312,117
Santander Consumer Auto Receivables Trust 2020-BA D	(a)	2.140%	12/15/2026	200,000	203,112
Santander Drive Auto Receivables Trust 2020-2 D		2.220%	09/15/2026	450,000	462,673
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	750,000	761,060
Sierra Timeshare 2020-2A A	(a)	1.330%	07/20/2037	590,837	593,591
SMB Private Education Loan Trust 2020-B A1A	(a)	1.290%	07/15/2053	775,045	777,691
Tesla Auto Lease Trust 2020-A C	(a)	1.680%	02/20/2024	330,000	334,676
Tesla Auto Lease Trust 2020-A D	(a)	2.330%	02/20/2024	100,000	102,399
Toyota Auto Loan Extended Note Trust 2020-1A A	(a)	1.350%	05/25/2033	700,000	720,791
World Omni Auto Receivables Trust 2020-B B		1.220%	03/16/2026	750,000	761,796
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	251,577
Total Asset-Backed / Mortgage-Backed Securities (Cost $13,749,920)					$ 13,933,989

Sovereign Issues–0.7%	Rate	Maturity	Face Amount	Value
Colombia Government International Bond	4.500%	03/15/2029	$ 375,000	$ 433,594
Colombia Government International Bond	3.000%	01/30/2030	250,000	262,002
Mexico Government International Bond	3.750%	01/11/2028	350,000	393,246
Mexico Government International Bond	4.500%	01/31/2050	400,000	468,500
Republic of Poland Government International Bond	4.000%	01/22/2024	200,000	221,475
Total Sovereign Issues (Cost $1,635,985)				$ 1,778,817

Money Market Funds–1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.097%	(i)	2,894,056	$ 2,894,634
Total Money Market Funds (Cost $2,894,634)			$ 2,894,634
Total Investments – 93.9% (Cost $217,841,186)	(j)		$225,347,716
Other Assets in Excess of Liabilities – 6.1%			14,523,685
Net Assets – 100.0%			$239,871,401

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	December 31, 2020
Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.360% at 12/31/2020
ML:	Monthly U.S. LIBOR Rate, 0.144% at 12/31/2020
PIK:	Payment-in-Kind
QL:	Quarterly U.S. LIBOR Rate, 0.238% at 12/31/2020
SOFR:	Secured Overnight Financing Rate, 0.070% at 12/31/2020

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2020, the value of these securities totaled $27,691,076, or 11.5% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at December 31, 2020.
(c)	Represents a security that is in default and deemed to be non-income producing.
(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(e)	Security is partially pledged as collateral for the futures contracts outstanding at December 31, 2020. The market value pledged totaled $169,507. See also the following Schedule of Open Futures Contracts.
(f)	Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.
(g)	Represents a security deemed to be restricted. At December 31, 2020, the value of restricted securities in the Portfolio totaled $21,233,545, or 8.8% of the Portfolio’s net assets. In order to satisfy certain registration rights granted pursuant to the subscription agreement, the PIPE shares have been submitted for registration to the SEC under form S-1, as amended
(h)	Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund's Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund's transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund's NAV is calculated each day the NYSE is open.
(i)	Rate represents the seven-day yield at December 31, 2020.
(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	December 31, 2020

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Treasury Note - Short	(24)	March 22, 2021	$(3,310,939)	$(3,313,875)	$ (2,936)	$ (2,625)
CBT U.S. Ultra Bond - Short	(10)	March 22, 2021	(2,177,087)	(2,135,625)	41,462	(7,500)
CBT 10-Year U.S. Ultra Bond - Short	(4)	March 22, 2021	(629,204)	(625,438)	3,766	(875)
CBT 2-Year U.S. Treasury Note - Long	19	March 31, 2021	4,194,883	4,198,525	3,642	446
CBT 5-Year U.S. Treasury Note - Short	(19)	March 31, 2021	(2,391,352)	(2,397,088)	(5,736)	(891)
			$(4,313,699)	$(4,273,501)	$40,198	$(11,445)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
Performance as of December 31, 2020
Average Annual returns
One year	11.43%
Since inception (3/1/17)	7.31%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.09% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 11.43% versus 11.86% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the year, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and small cap stocks generally outperformed large cap and mid cap stocks. Growth stocks materially outperformed value stocks, for the fourth consecutive year. The Portfolio’s exposure to small cap, domestic, and growth stocks benefited relative performance. The Portfolio's exposure to real estate investment trusts ("REITs"), which underperformed other equity holdings, was the key contributor to relative underperformance. (1)
Fixed income markets also provided positive returns. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate 150 basis points during the year, to near 0%. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads were mostly unchanged for the year, but were very volatile. Corporate credit spreads widened materially during the first quarter and then tightened the rest of the year. The Portfolio’s overweight to corporate bonds and its longer duration bonds enhanced relative performance. The Portfolio’s exposure to shorter-term bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to growth and domestic equity funds benefited relative performance. The investment in real estate related funds detracted from performance. On the fixed income side, the overweight allocation to corporate bond funds and longer duration bond funds aided performance, while the allocation to shorter duration bond funds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Vanguard International Growth Fund Admiral Class, ON Nasdaq-100® Index Portfolio, and ON Janus Henderson Forty Portfolio. Each of those funds benefited from exposure to growth stocks. The top three funds that detracted from performance were Fidelity Advisor® Real Estate I, PIMCO Low Duration Institutional, and the ON Blackrock Advantage Large Cap Value Portfolio. Fidelity Advisor® Real Estate I underperformed due to its exposure to REIT stocks, while PIMCO Low Duration Institutional underperformed due to its shorter duration. The ON Blackrock Advantage Large Cap Value Portfolio underperformed due to its exposure to value stocks. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2020
		% of Net Assets
1.	Western Asset Core Plus Bond IS	13.1
2.	PIMCO Total Return Institutional	13.0
3.	ON S&P 500® Index Portfolio	13.0
4.	ON Federated Core Plus Bond Portfolio	10.0
5.	PIMCO Low Duration Institutional	8.0
6.	ON Bond Portfolio	7.0
7.	ON BlackRock Advantage Large Cap Value Portfolio	5.0
8.	ON Federated High Income Bond Portfolio	5.0
9.	ON S&P MidCap 400® Index Portfolio	5.0
10.	ON BlackRock Advantage International Equity Portfolio	4.5

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2020
Open-End Mutual Funds–42.6%	Shares	Value
DFA Emerging Markets Portfolio Institutional	139,359	$ 4,551,454
DFA International Core Equity Portfolio Institutional	624,771	9,102,908
PIMCO Low Duration Institutional	2,442,166	24,299,551
PIMCO Real Return Institutional	742,230	9,107,158
PIMCO Total Return Institutional	3,728,857	39,525,888
Vanguard International Growth Fund Admiral Class	18,930	3,034,303
Western Asset Core Plus Bond IS	3,147,994	39,538,810
Total Open-End Mutual Funds		$129,160,072
Total Investments in Securities of Unaffiliated Issuers – 42.6% (Cost $120,765,745)		$129,160,072
Total Investments in Affiliates – 57.4% (Cost $149,000,635) (see schedule below)		174,472,401
Liabilities in Excess of Other Assets – 0.0%		(150,626)
Net Assets – 100.0%		$303,481,847

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2020

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2020	Value at December 31, 2020
Open-End Mutual Funds – 57.4%
Fidelity Advisor® Real Estate I	(a)	$ 2,230,299	$ 1,458,785	$ 463,635	$ (51,311)	$ (139,835)	$ 40,484	$ 71,057	153,636	$ 3,034,303
ON BlackRock Advantage International Equity Portfolio	(a)	10,036,345	4,681,050	2,126,268	(124,297)	949,701	56,575	—	829,044	13,654,362
ON BlackRock Advantage Large Cap Core Portfolio	(a)	4,460,598	2,075,359	1,244,240	51,845	725,043	7,915	—	156,974	6,068,605
ON BlackRock Advantage Large Cap Value Portfolio	(a)	11,151,494	5,254,464	2,060,035	47,133	453,816	100,776	67,737	793,074	15,171,513
ON Bond Portfolio	(a)	15,612,092	7,878,895	4,429,881	563,971	770,671	102,243	—	1,021,651	21,240,118
ON Federated Core Plus Bond Portfolio	(a)	—	31,016,954	2,049,956	61,538	962,706	—	—	2,898,092	30,343,026
ON Federated High Income Bond Portfolio	(a)	13,381,793	5,520,035	4,637,731	301,877	32,017	163,636	—	700,763	15,171,513
ON Janus Henderson Enterprise Portfolio	(a)	2,230,299	1,123,131	751,944	69,617	363,200	1,747	29,377	53,252	3,034,303
ON Janus Henderson Forty Portfolio	(a)	2,230,299	1,037,877	921,254	179,939	507,442	—	47,753	86,374	3,034,303
ON Janus Henderson Venture Portfolio	(a)	2,230,299	1,145,664	1,253,591	30,134	689,427	2,661	40,545	68,156	3,034,303
ON Nasdaq-100® Index Portfolio	(a)	4,460,598	2,098,414	2,092,007	375,107	1,226,493	6,467	186,747	216,118	6,068,605
ON S&P 500® Index Portfolio	(a)	28,993,885	12,065,434	8,113,061	710,042	4,084,634	105,691	291,912	1,018,748	39,445,934
ON S&P MidCap 400® Index Portfolio	(a)	11,151,494	5,453,038	3,622,038	44,555	1,764,210	16,911	39,652	699,148	15,171,513
Total Open-End Mutual Funds					$2,260,150	$12,389,525	$605,106	$774,780		$174,472,401

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)
Objective/Strategy
The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
Performance as of December 31, 2020
Average Annual returns
One year	13.76%
Since inception (3/1/17)	8.24%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.06% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 13.76% versus 12.82% for its benchmark, the Morningstar® Moderate Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the year, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and small cap stocks generally outperformed large cap and mid cap stocks. Growth stocks materially outperformed value stocks, for the fourth consecutive year. The Portfolio’s exposure to small cap, domestic, and growth stocks benefited relative performance. (1)
Fixed income markets also provided positive returns. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate 150 basis points during the year, to near 0%. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads were mostly unchanged for the year, but were very volatile. Corporate credit spreads widened materially during the first quarter, and then tightened the rest of the year. The Portfolio’s overweight to corporate bonds and its longer duration bonds enhanced relative performance. The Portfolio’s exposure to shorter-term bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to growth and domestic equity funds benefited relative performance. The investment in real estate related funds detracted from performance. On the fixed income side, the overweight allocation to corporate bond funds and longer duration bond funds aided performance, while the allocation to shorter duration bond funds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Vanguard International Growth Fund Admiral Class, ON Nasdaq-100® Index Portfolio, and ON Janus Henderson Forty Portfolio. Each of those funds benefited from exposure to growth stocks. The top three funds that detracted from performance were Fidelity Advisor® Real Estate I, PIMCO Low Duration Institutional, and ON Blackrock Advantage Large Cap Value Portfolio. Fidelity Advisor® Real Estate I underperformed due to its exposure to real estate investment trust (“REIT”) stocks, while PIMCO Low Duration Institutional underperformed due to its shorter duration. The ON Blackrock Advantage Large Cap Value Portfolio underperformed due to its exposure to value stocks. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2020
		% of Net Assets
1.	ON S&P 500® Index Portfolio	14.0
2.	Western Asset Core Plus Bond IS	9.0
3.	ON S&P MidCap 400® Index Portfolio	9.0
4.	PIMCO Total Return Institutional	8.0
5.	ON BlackRock Advantage International Equity Portfolio	8.0
6.	ON Federated Core Plus Bond Portfolio	8.0
7.	PIMCO Low Duration Institutional	6.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	6.0
9.	ON Bond Portfolio	5.0
10.	DFA Emerging Markets Portfolio Institutional	4.0

Ohio National Fund, Inc.	ON Balanced Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2020
Open-End Mutual Funds–34.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,381,136	$ 45,107,914
DFA International Core Equity Portfolio Institutional	3,095,945	45,107,914
PIMCO Low Duration Institutional	6,806,712	67,726,783
PIMCO Total Return Institutional	8,527,025	90,386,464
Vanguard International Growth Fund Admiral Class	211,061	33,830,935
Western Asset Core Plus Bond IS	8,098,654	101,719,102
Total Open-End Mutual Funds		$ 383,879,112
Total Investments in Securities of Unaffiliated Issuers – 34.0% (Cost $346,521,744)		$ 383,879,112
Total Investments in Affiliates – 66.0% (Cost $611,098,765) (see schedule below)		744,280,577
Liabilities in Excess of Other Assets – 0.0%		(334,298)
Net Assets – 100.0%		$1,127,825,391

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2020

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2020	Value at December 31, 2020
Open-End Mutual Funds – 66.0%
Fidelity Advisor® Real Estate I	(a)	$ 11,089,585	$ 2,173,598	$ 1,074,711	$ (51,348)	$ (860,146)	$ 162,407	$ 256,992	570,986	$ 11,276,978
ON BlackRock Advantage International Equity Portfolio	(a)	83,171,885	12,362,860	12,616,560	(107,236)	7,404,879	498,012	—	5,477,585	90,215,828
ON BlackRock Advantage Large Cap Core Portfolio	(a)	22,179,169	1,134,637	4,318,393	377,735	3,180,809	38,967	—	583,393	22,553,957
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	22,179,169	825,503	6,452,315	925,770	5,075,830	39,516	265,470	620,296	22,553,957
ON BlackRock Advantage Large Cap Value Portfolio	(a)	66,537,508	8,705,863	10,053,769	666,976	1,805,293	596,787	401,134	3,536,951	67,661,871
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	22,179,169	2,897,487	9,316,243	1,834,561	4,958,983	—	261,794	540,992	22,553,957
ON Bond Portfolio	(a)	55,447,923	5,543,492	8,980,508	814,728	3,559,257	361,532	—	2,712,116	56,384,892
ON Federated Core Plus Bond Portfolio	(a)	—	88,589,424	2,106,302	42,670	3,690,036	—	—	8,616,602	90,215,828
ON Federated High Income Bond Portfolio	(a)	44,358,339	1,637,972	12,589,353	455,719	(31,742)	486,156	—	1,562,630	33,830,935
ON Janus Henderson Enterprise Portfolio	(a)	11,089,585	1,366,019	3,163,603	416,254	1,568,723	8,613	144,805	197,911	11,276,978
ON Janus Henderson Forty Portfolio	(a)	22,179,169	854,816	6,899,393	1,521,729	4,897,636	—	469,693	642,014	22,553,957
ON Janus Henderson Venture Portfolio	(a)	—	10,002,918	3,468,720	829,634	3,913,146	13,157	200,459	253,301	11,276,978
ON Nasdaq-100® Index Portfolio	(a)	22,179,169	1,274,630	8,387,200	1,599,655	5,887,703	31,642	913,739	803,204	22,553,957
ON S&P 500® Index Portfolio	(a)	155,254,185	9,865,938	30,859,920	5,977,671	17,639,824	560,493	1,548,048	4,077,420	157,877,698
ON S&P MidCap 400® Index Portfolio	(a)	110,895,847	15,831,469	37,596,573	(2,534,289)	14,896,352	150,146	352,067	4,677,088	101,492,806
Total Open-End Mutual Funds					$12,770,229	$77,586,583	$2,947,428	$4,814,201		$744,280,577

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
Performance as of December 31, 2020
Average Annual returns
One year	15.74%
Since inception (3/1/17)	9.62%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.05% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 15.74% versus 13.51% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the year, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and small cap stocks generally outperformed large cap and mid cap stocks. Growth stocks materially outperformed value stocks, for the fourth consecutive year. The Portfolio’s exposure to small cap, domestic, and growth stocks benefited relative performance. (1)
Fixed income markets also provided positive returns. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate 150 basis points during the year, to near 0%. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads were mostly unchanged for the year, but were very volatile. Corporate credit spreads widened materially during the first quarter, and then tightened the rest of the year. The Portfolio’s overweight to corporate bonds and its longer duration bonds enhanced relative performance. The Portfolio’s exposure to shorter-term bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to growth and domestic equity funds benefited relative performance. The exposure to growth funds was the largest driver of the Portfolio’s outperformance. The investment in real estate related funds detracted from performance. On the fixed income side, the overweight allocation to corporate bond funds and longer duration bond funds aided relative performance, while the allocation to shorter duration bond funds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Vanguard International Growth Fund Admiral Class, ON Nasdaq-100® Index Portfolio, and ON Janus Henderson Forty Portfolio. Each of those funds benefited from exposure to growth stocks. The top three funds that detracted from performance were Fidelity Advisor® Real Estate I, PIMCO Low Duration Institutional, and the ON Blackrock Advantage Large Cap Value Portfolio. Fidelity Advisor® Real Estate I underperformed due to its exposure to real estate investment trust (“REIT”) stocks, while PIMCO Low Duration Institutional underperformed due to its shorter duration. The ON Blackrock Advantage Large Cap Value Portfolio underperformed due to its exposure to value stocks. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2020
		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON S&P MidCap 400® Index Portfolio	10.0
3.	ON BlackRock Advantage International Equity Portfolio	9.0
4.	Western Asset Core Plus Bond IS	7.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	DFA International Core Equity Portfolio Institutional	6.0
7.	ON Federated Core Plus Bond Portfolio	6.0
8.	DFA Emerging Markets Portfolio Institutional	4.0
9.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
10.	Vanguard International Growth Fund Admiral Class	4.0

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2020
Open-End Mutual Funds–23.5%	Shares	Value
DFA Emerging Markets Portfolio Institutional	2,434,567	$ 79,512,965
DFA International Core Equity Portfolio Institutional	8,185,961	119,269,448
PIMCO Low Duration Institutional	2,999,528	29,845,307
PIMCO Total Return Institutional	1,878,771	19,914,973
Vanguard International Growth Fund Admiral Class	496,057	79,512,965
Western Asset Core Plus Bond IS	11,102,791	139,451,053
Total Open-End Mutual Funds		$ 467,506,711
Total Investments in Securities of Unaffiliated Issuers – 23.5% (Cost $406,816,886)		$ 467,506,711
Total Investments in Affiliates – 76.5% (Cost $1,220,418,126) (see schedule below)		1,520,685,460
Liabilities in Excess of Other Assets – 0.0%		(781,693)
Net Assets – 100.0%		$1,987,410,478

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2020

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2020	Value at December 31, 2020
Open-End Mutual Funds – 76.5%
Fidelity Advisor® Real Estate I	(a)	$ 19,613,949	$ 3,844,946	$ 1,929,219	$ (117,257)	$ (1,534,178)	$ 280,064	$ 442,940	1,006,493	$ 19,878,241
ON BlackRock Advantage International Equity Portfolio	(a)	196,139,490	8,238,062	32,573,192	(3,241,705)	10,341,517	969,858	—	10,862,427	178,904,172
ON BlackRock Advantage Large Cap Core Portfolio	(a)	78,455,796	138,850	10,920,076	2,449,471	9,388,924	135,357	—	2,056,724	79,512,965
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	58,841,847	928,694	15,342,858	4,705,976	10,501,065	102,948	691,615	1,640,119	59,634,724
ON BlackRock Advantage Large Cap Value Portfolio	(a)	137,297,643	11,103,932	13,319,144	788,721	3,276,537	1,209,273	812,820	7,273,795	139,147,689
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	58,841,847	5,022,514	21,290,649	3,858,908	13,202,104	—	681,412	1,430,432	59,634,724
ON Bond Portfolio	(a)	68,648,821	10,555,113	14,821,607	1,249,315	3,942,203	437,108	—	3,346,505	69,573,845
ON Federated Core Plus Bond Portfolio	(a)	—	118,215,246	3,745,775	77,504	4,722,473	—	—	11,391,542	119,269,448
ON Federated High Income Bond Portfolio	(a)	39,227,898	4,741,257	5,724,654	294,356	1,217,626	560,323	—	1,836,327	39,756,483
ON Janus Henderson Enterprise Portfolio	(a)	19,613,949	1,445,229	4,457,617	589,924	2,686,756	14,959	251,502	348,864	19,878,241
ON Janus Henderson Forty Portfolio	(a)	78,455,796	1,741,116	22,371,926	3,781,542	17,906,437	—	1,631,559	2,263,392	79,512,965
ON Janus Henderson Venture Portfolio	(a)	43,150,688	3,140,975	16,755,725	2,687,738	7,532,807	45,623	695,092	893,003	39,756,483
ON Nasdaq-100® Index Portfolio	(a)	78,455,796	3,473,488	27,755,241	4,594,265	20,744,657	109,915	3,174,024	2,831,658	79,512,965
ON S&P 500® Index Portfolio	(a)	333,437,132	4,548,166	47,548,928	9,491,073	38,002,659	1,182,086	3,264,852	8,727,534	337,930,102
ON S&P MidCap 400® Index Portfolio	(a)	215,753,439	19,609,002	58,942,227	(3,338,450)	25,700,649	289,754	679,425	9,160,480	198,782,413
Total Open-End Mutual Funds					$27,871,381	$167,632,236	$5,337,268	$12,325,241		$1,520,685,460

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
Performance as of December 31, 2020
Average Annual returns
One year	18.68%
Since inception (3/1/17)	10.75%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.10% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of December 31, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.14% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the year ended December 31, 2020, the Portfolio returned 18.68% versus 13.23% for its benchmark, the Morningstar® Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the year, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and small cap stocks generally outperformed large cap and mid cap stocks. Growth stocks materially outperformed value stocks, for the fourth consecutive year. The Portfolio’s exposure to small cap, domestic, and growth stocks benefited relative performance. (1)
Fixed income markets also provided positive returns. Interest rates declined across the curve, as the Federal Reserve reduced the Federal Funds rate 150 basis points during the year, to near 0%. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads were mostly unchanged for the year, but were very volatile. Corporate credit spreads widened materially during the first quarter, and then tightened the rest of the year. The Portfolio’s overweight to corporate bonds and its longer duration bonds enhanced relative performance. The Portfolio’s exposure to shorter-term bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to growth and domestic equity funds benefited relative performance. The exposure to growth funds was the largest driver of the Portfolio’s outperformance. The investment in real estate related funds detracted from performance. On the fixed income side, the overweight allocation to corporate bond funds and longer duration bond funds aided performance, while the allocation to shorter duration bond funds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Vanguard International Growth Fund Admiral Class, ON Nasdaq-100® Index Portfolio, and ON Janus Henderson Forty Portfolio. Each of those funds benefited from exposure to growth stocks. The top three funds that detracted from performance were Fidelity Advisor® Real Estate I, ON Blackrock Advantage Large Cap Value Portfolio, and ON Federated High Income Bond Portfolio. Fidelity Advisor® Real Estate I underperformed due to its exposure to real estate investment trust (“REIT”) stocks. The ON Blackrock Advantage Large Cap Value Portfolio underperformed due to its exposure to value stocks, while the ON Federated High Income Bond Portfolio underperformed due to its shorter duration. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of December 31, 2020
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of December 31, 2020
		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON BlackRock Advantage International Equity Portfolio	12.0
3.	ON S&P MidCap 400® Index Portfolio	11.5
4.	DFA International Core Equity Portfolio Institutional	7.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	ON Nasdaq-100® Index Portfolio	7.0
7.	DFA Emerging Markets Portfolio Institutional	5.0
8.	ON BlackRock Advantage Large Cap Core Portfolio	5.0
9.	ON Janus Henderson Forty Portfolio	5.0
10.	Vanguard International Growth Fund Admiral Class	5.0

Ohio National Fund, Inc.	ON Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	December 31, 2020
Open-End Mutual Funds–20.0%	Shares	Value
DFA Emerging Markets Portfolio Institutional	678,563	$ 22,161,866
DFA International Core Equity Portfolio Institutional	2,129,486	31,026,613
PIMCO Total Return Institutional	418,908	4,440,425
Vanguard International Growth Fund Admiral Class	138,261	22,161,866
Western Asset Core Plus Bond IS	707,306	8,883,758
Total Open-End Mutual Funds		$ 88,674,528
Total Investments in Securities of Unaffiliated Issuers – 20.0% (Cost $74,117,000)		$ 88,674,528
Total Investments in Affiliates – 80.0% (Cost $277,069,583) (see schedule below)		354,589,854
Liabilities in Excess of Other Assets – 0.0%		(200,738)
Net Assets – 100.0%		$443,063,644

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	December 31, 2020

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at December 31, 2020	Value at December 31, 2020
Open-End Mutual Funds – 80.0%
Fidelity Advisor® Real Estate I	(a)	$ 4,337,885	$ 968,691	$ 513,560	$ (33,089)	$ (327,554)	$ 61,708	$ 97,717	224,424	$ 4,432,373
ON BlackRock Advantage International Equity Portfolio	(a)	52,054,621	3,624,896	5,634,554	(401,561)	3,545,076	285,792	—	3,229,416	53,188,478
ON BlackRock Advantage Large Cap Core Portfolio	(a)	21,689,425	99,546	2,846,345	572,884	2,646,356	37,302	—	573,251	22,161,866
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	13,013,655	421,970	3,441,247	1,028,610	2,274,132	22,697	152,480	365,707	13,297,120
ON BlackRock Advantage Large Cap Value Portfolio	(a)	30,365,195	2,015,346	2,219,694	145,415	720,350	266,563	179,172	1,621,882	31,026,612
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	19,520,483	1,474,087	6,610,517	1,256,803	4,304,823	—	225,450	478,428	19,945,679
ON Bond Portfolio	(a)	4,337,885	868,522	1,093,301	110,848	208,419	27,657	—	213,197	4,432,373
ON Federated High Income Bond Portfolio	(a)	4,337,885	723,124	788,374	27,077	132,661	61,989	—	204,729	4,432,373
ON Janus Henderson Enterprise Portfolio	(a)	4,337,885	275,132	891,914	116,931	594,339	3,298	55,448	77,788	4,432,373
ON Janus Henderson Forty Portfolio	(a)	21,689,425	983,454	6,382,213	997,673	4,873,527	—	449,635	630,853	22,161,866
ON Janus Henderson Venture Portfolio	(a)	17,351,540	1,144,364	5,437,928	1,102,811	3,568,706	20,139	306,825	398,237	17,729,493
ON Nasdaq-100® Index Portfolio	(a)	30,365,195	1,525,925	10,474,160	1,648,676	7,960,976	42,407	1,224,604	1,104,936	31,026,612
ON S&P 500® Index Portfolio	(a)	73,744,046	1,088,203	9,792,219	1,941,520	8,368,794	260,613	719,799	1,946,032	75,350,344
ON S&P MidCap 400® Index Portfolio	(a)	52,054,621	4,539,826	11,739,215	(65,448)	6,182,508	73,462	172,256	2,348,954	50,972,292
Total Open-End Mutual Funds					$8,449,150	$45,053,113	$1,163,627	$3,583,386		$354,589,854

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

wrapOhio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2020
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio	ON S&P 500® Index Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$284,693,605	$532,412,832	$511,885,271	$203,495,778	$184,187,866	$110,408,852	$1,235,399,043
Cash	—	22,281	46,078	—	—	—	362,532
Cash subject to usage restrictions	—	660,000	522,720	—	—	—	506,000
Foreign currencies, at value**	—	—	29,686	—	—	8,904	—
Receivable for securities sold	—	—	20,842	1,423,203	2,062,537	127,890	—
Receivable for fund shares sold	8,629,145	304,568	136,616	379,137	70,277	5,643	299,197
Receivable for variation margin on futures contracts	—	69,556	—	—	—	—	46,103
Dividends and accrued interest receivable	2,307,919	1,481,641	534,763	26,177	23,443	29,979	909,642
Foreign tax reclaim receivable	—	27,160	877,726	—	7,148	2,722	—
Prepaid expenses and other assets	3,780	8,562	7,490	3,103	2,699	1,611	18,703
Total assets	295,634,449	534,986,600	514,061,192	205,327,398	186,353,970	110,585,601	1,237,541,220
Liabilities:
Payable for securities purchased	—	—	—	768,353	—	—	—
Payable for fund shares redeemed	410,438	1,030,341	9,079,982	769,550	3,744,301	1,283,911	8,341,384
Payable for investment management services	128,181	217,849	304,524	120,882	124,332	78,297	349,208
Payable for variation margin on futures contracts	—	—	59,420	—	—	—	—
Accrued custody expense	1,632	8,385	110,684	2,244	5,401	3,302	15,639
Accrued professional fees	17,300	17,367	18,801	17,275	17,270	17,249	17,556
Accrued accounting fees	9,155	16,915	25,637	4,970	5,119	3,609	24,493
Accrued printing and filing fees	1,315	1,547	2,173	1,121	978	875	2,792
Other liabilities	4,835	4,496	665	4,846	4,956	4,764	5,216
Withholding tax payable	—	53	43,119	—	240	496	—
Total liabilities	572,856	1,296,953	9,645,005	1,689,241	3,902,597	1,392,503	8,756,288
Commitments and contingent liabilities (see Note 9 of Notes to Financial Statements)
Net assets	$295,061,593	$533,689,647	$504,416,187	$203,638,157	$182,451,373	$109,193,098	$1,228,784,932
Net assets consist of:
Paid in capital	257,219,227	412,511,212	478,452,215	105,476,327	87,004,369	72,979,338	746,710,377
Total distributable earnings	37,842,366	121,178,435	25,963,972	98,161,830	95,447,004	36,213,760	482,074,555
Net assets	$295,061,593	$533,689,647	$504,416,187	$203,638,157	$182,451,373	$109,193,098	$1,228,784,932
*Investments in securities of unaffiliated issuers, at cost	$255,101,399	$460,319,375	$467,648,786	$127,367,275	$107,909,506	$ 80,181,729	$ 832,025,816
**Foreign currencies, at cost	$ —	$ —	$ 29,566	$ —	$ —	$ 8,907	$ —
Shares outstanding, par value, $1 per share	14,190,970	13,544,373	30,631,062	5,796,709	4,098,350	1,916,446	31,731,548
Authorized Fund shares allocated to Portfolio	25,000,000	25,000,000	55,000,000	14,000,000	8,000,000	6,000,000	60,000,000
Net asset value per share	$ 20.79	$ 39.40	$ 16.47	$ 35.13	$ 44.52	$ 56.98	$ 38.72
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2020
	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$319,085,210	$170,151,716	$385,146,775	$418,428,836	$216,977,359	$437,901,215	$117,162,615
Cash	8,219	—	286,964	8,003	34,248	310,661	3,126
Cash subject to usage restrictions	629,200	—	128,000	759,000	336,000	189,000	224,000
Foreign currencies, at value**	488,097	—	—	—	—	—	—
Receivable for securities sold	—	—	—	—	43,160	785,852	—
Receivable for fund shares sold	79,778	3,216,877	181,523	1,199,424	15,339	12,438	246,503
Receivable for variation margin on futures contracts	63,960	—	4,168	84,870	—	1,501	12,320
Dividends and accrued interest receivable	332,526	2,640,131	95,009	286,162	89,502	418,219	35,180
Foreign tax reclaim receivable	141,665	—	—	—	—	—	—
Prepaid expenses and other assets	4,716	2,299	5,998	6,672	3,050	6,380	1,772
Total assets	320,833,371	176,011,023	385,848,437	420,772,967	217,498,658	439,625,266	117,685,516
Liabilities:
Payable for securities purchased	—	225,000	—	—	—	756,319	—
Payable for fund shares redeemed	4,087,111	33,647	2,680,638	2,054,599	7,527,871	10,447,484	747,350
Payable for investment management services	180,376	104,481	115,127	224,128	140,412	130,860	64,538
Payable for variation margin on futures contracts	—	—	—	—	14,068	—	—
Accrued custody expense	6,201	1,666	8,044	7,829	5,122	13,761	4,699
Accrued professional fees	17,307	17,268	17,324	17,334	17,277	17,339	17,251
Accrued accounting fees	7,923	13,023	7,984	9,323	6,347	9,750	3,515
Accrued printing and filing fees	1,313	1,178	1,349	1,311	972	1,545	980
Other liabilities	5,033	4,911	4,833	4,680	4,730	5,059	4,553
Withholding tax payable	—	—	467	—	—	—	—
Total liabilities	4,305,264	401,174	2,835,766	2,319,204	7,716,799	11,382,117	842,886
Commitments and contingent liabilities (see Note 9 of Notes to Financial Statements)
Net assets	$316,528,107	$175,609,849	$383,012,671	$418,453,763	$209,781,859	$428,243,149	$116,842,630
Net assets consist of:
Paid in capital	299,473,791	172,115,868	150,887,234	316,108,418	131,102,315	347,597,105	70,367,940
Total distributable earnings	17,054,316	3,493,981	232,125,437	102,345,345	78,679,544	80,646,044	46,474,690
Net assets	$316,528,107	$175,609,849	$383,012,671	$418,453,763	$209,781,859	$428,243,149	$116,842,630
*Investments in securities of unaffiliated issuers, at cost	$291,417,358	$167,164,282	$223,173,599	$354,670,695	$161,400,051	$354,608,908	$ 92,232,347
**Foreign currencies, at cost	$ 465,332	$ —	$ —	$ —	$ —	$ —	$ —
Shares outstanding, par value, $1 per share	16,547,194	8,110,370	13,638,084	10,824,789	5,031,665	19,735,289	3,213,660
Authorized Fund shares allocated to Portfolio	30,000,000	15,000,000	30,000,000	20,000,000	10,000,000	40,000,000	7,000,000
Net asset value per share	$ 19.13	$ 21.65	$ 28.08	$ 38.66	$ 41.69	$ 21.70	$ 36.36
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	December 31, 2020
	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$442,989,703	$225,347,716	$129,160,072	$ 383,879,112	$ 467,506,711	$ 88,674,528
Investments in affiliates, at value**	—	—	174,472,401	744,280,577	1,520,685,460	354,589,854
Cash	243,043	85,042	—	—	—	—
Receivable for securities sold	—	5,105,245	733,587	22,444,261	30,702,723	4,316,079
Receivable for fund shares sold	135,565	13,785,366	—	131	158,707	858
Receivable for variation margin on futures contracts	271,112	—	—	—	—	—
Dividends and accrued interest receivable	1,116,951	1,195,243	—	—	—	—
Prepaid expenses and other assets	6,219	2,431	3,842	13,874	23,909	5,247
Total assets	444,762,593	245,521,043	304,369,902	1,150,617,955	2,019,077,510	447,586,566
Liabilities:
Payable for securities purchased	226,804	5,491,665	717,411	21,764,515	28,337,433	2,463,223
Payable for fund shares redeemed	335,310	2	31,381	679,877	2,523,996	1,853,714
Payable for investment management services	326,425	104,798	100,362	316,152	771,622	176,322
Payable for variation margin on futures contracts	—	11,445	—	—	—	—
Accrued custody expense	12,378	2,312	3,941	3,234	3,113	2,594
Accrued professional fees	17,341	17,283	17,637	16,100	16,333	15,908
Accrued accounting fees	20,355	16,584	7,410	4,112	4,112	4,072
Accrued printing and filing fees	1,322	1,487	1,772	2,607	4,076	1,514
Other liabilities	4,389	4,066	8,141	5,967	6,347	5,575
Withholding tax payable	381	—	—	—	—	—
Total liabilities	944,705	5,649,642	888,055	22,792,564	31,667,032	4,522,922
Net assets	$443,817,888	$239,871,401	$303,481,847	$1,127,825,391	$1,987,410,478	$443,063,644
Net assets consist of:
Paid in capital	300,800,028	229,953,370	270,969,463	978,020,269	1,713,353,889	374,781,833
Total distributable earnings	143,017,860	9,918,031	32,512,384	149,805,122	274,056,589	68,281,811
Net assets	$443,817,888	$239,871,401	$303,481,847	$1,127,825,391	$1,987,410,478	$443,063,644
*Investments in securities of unaffiliated issuers, at cost	$361,838,179	$217,841,186	$120,765,745	$ 346,521,744	$ 406,816,886	$ 74,117,000
**Investments in affiliates, at cost	$ —	$ —	$149,000,635	$ 611,098,765	$1,220,418,126	$277,069,583
Shares outstanding, par value, $1 per share	25,168,973	22,911,800	23,943,341	86,363,792	147,685,221	31,266,750
Authorized Fund shares allocated to Portfolio	45,000,000	90,000,000	30,000,000	150,000,000	260,000,000	60,000,000
Net asset value per share	$ 17.63	$ 10.47	$ 12.67	$ 13.06	$ 13.46	$ 14.17
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2020
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio	ON S&P 500® Index Portfolio
Investment income:
Interest	$ 9,318,409	$ 4,660,379	$ —	$ 2,986	$ 1,873	$ —	$ 5,763
Dividends from unaffiliated issuers, net of taxes withheld*	4,335	6,165,596	10,386,088	1,028,774	668,510	847,609	21,161,908
Total investment income	9,322,744	10,825,975	10,386,088	1,031,760	670,383	847,609	21,167,671
Expenses:
Management fees	1,487,870	2,497,090	3,183,550	1,338,550	1,282,182	840,490	3,823,791
Custodian fees	12,060	52,245	561,396	15,161	25,479	15,476	91,551
Directors' fees	26,784	48,529	41,723	17,908	14,787	9,188	106,011
Professional fees	28,790	33,869	32,878	26,442	25,734	24,383	48,298
Accounting fees	54,408	101,482	145,092	28,732	29,846	20,828	142,637
Administration fees	31,995	32,283	64,028	31,955	33,217	31,784	39,991
Printing and filing fees	18,610	28,187	26,560	13,079	12,259	10,323	41,997
Compliance expense	11,950	11,950	11,950	11,950	11,950	11,950	11,950
Other	7,218	16,444	28,023	6,241	5,282	3,368	38,490
Total expenses	1,679,685	2,822,079	4,095,200	1,490,018	1,440,736	967,790	4,344,716
Net investment income (loss)	7,643,059	8,003,896	6,290,888	(458,258)	(770,353)	(120,181)	16,822,955
Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	1,088,784	38,895,985	(4,677,006)	22,565,956	19,973,664	6,171,255	67,352,131
Futures contracts	—	2,296,688	1,703,523	—	—	—	1,836,688
Foreign currency related transactions	—	9	(68,033)	(121)	(809)	(144)	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	16,136,193	25,636,936	33,809,398	39,196,160	32,200,917	12,174,858	105,871,538
Futures contracts	—	254,124	89,126	—	—	—	75,103
Foreign currency related transactions	—	(2)	28,661	(1)	598	176	—
Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	17,224,977	67,083,740	30,885,669	61,761,994	52,174,370	18,346,145	175,135,460
Change in net assets from operations	$24,868,036	$75,087,636	$37,176,557	$61,303,736	$51,404,017	$18,225,964	$191,958,415
*Taxes withheld	$ 17,212	$ 222	$ 993,559	$ 10,466	$ 1,134	$ 14,547	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2020
	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
Investment income:
Interest	$ —	$10,100,996	$ 2,917	$ —	$ —	$ 2,703	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	7,108,609	45,528	3,215,984	6,850,981	1,286,677	6,884,470	1,066,407
Total investment income	7,108,609	10,146,524	3,218,901	6,850,981	1,286,677	6,887,173	1,066,407
Expenses:
Management fees	1,948,324	1,249,784	1,266,460	2,520,166	1,435,187	1,412,352	703,332
Custodian fees	34,022	9,791	50,017	42,197	29,801	69,641	28,818
Directors' fees	26,964	16,914	33,340	37,276	17,326	36,944	10,049
Professional fees	30,785	26,857	30,090	34,906	26,376	31,388	24,553
Accounting fees	47,143	75,730	45,732	54,754	36,574	57,281	21,257
Administration fees	33,260	31,942	33,235	35,253	32,323	33,649	31,232
Printing and filing fees	17,033	16,281	18,467	20,834	14,021	19,401	10,561
Compliance expense	11,950	11,950	11,950	11,950	11,950	11,950	11,950
Other	11,368	5,010	11,283	13,177	6,206	12,959	3,614
Total expenses	2,160,849	1,444,259	1,500,574	2,770,513	1,609,764	1,685,565	845,366
Net investment income (loss)	4,947,760	8,702,265	1,718,327	4,080,468	(323,087)	5,201,608	221,041
Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(14,832,840)	(2,319,010)	68,403,199	34,791,557	24,053,010	(6,501,164)	20,814,491
Futures contracts	1,749,577	—	809,225	2,345,481	1,599,035	1,361,192	731,552
Foreign currency related transactions	6,606	—	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	20,779,977	2,340,340	70,465,251	21,775,512	34,067,960	52,440,739	9,546,106
Futures contracts	174,303	—	(70,214)	274,242	54,837	(18,871)	85,421
Foreign currency related transactions	23,673	—	—	—	—	—	—
Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	7,901,296	21,330	139,607,461	59,186,792	59,774,842	47,281,896	31,177,570
Change in net assets from operations	$ 12,849,056	$ 8,723,595	$141,325,788	$63,267,260	$59,451,755	$52,483,504	$31,398,611
*Taxes withheld	$ —	$ —	$ 3,161	$ 210	$ 1,204	$ 2,917	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Year Ended December 31, 2020
	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio**	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Investment income:
Interest	$ 3,980,758	$2,813,122	$ —	$ —	$ —	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	3,058,883	559,668	2,402,490	8,133,298	8,855,823	1,308,335
Dividends from affililiates	—	—	605,106	2,947,428	5,337,268	1,163,627
Total investment income	7,039,641	3,372,790	3,007,596	11,080,726	14,193,091	2,471,962
Expenses:
Management fees	3,595,387	802,691	877,789	4,176,245	7,227,772	1,586,502
Custodian fees	79,193	10,862	20,711	23,145	22,030	19,546
Directors' fees	35,659	10,127	20,352	98,426	169,397	37,001
Professional fees	31,104	22,993	30,209	56,331	80,539	36,047
Accounting fees	133,733	62,946	25,083	24,401	24,341	24,161
Administration fees	24,605	16,870	31,388	37,860	42,744	33,788
Printing and filing fees	39,045	14,605	15,889	39,173	61,229	18,918
Compliance expense	11,950	7,907	11,950	11,950	11,950	11,950
Recoupment of previously reimbursed expenses	—	—	—	—	355,499	97,617
Other	13,279	844	5,858	28,909	49,820	10,592
Total expenses	3,963,955	949,845	1,039,229	4,496,440	8,045,321	1,876,122
Less expenses reduced or reimbursed by advisor	—	—	(162,366)	(416,068)	(163,559)	(55,388)
Net expenses	3,963,955	949,845	876,863	4,080,372	7,881,762	1,820,734
Net investment income	3,075,686	2,422,945	2,130,733	7,000,354	6,311,329	651,228
Realized/unrealized gain (loss) on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	34,681,503	30,390	1,934,845	4,526,165	(819,481)	(1,634,160)
Investments in affiliates	—	—	2,260,150	12,770,229	27,871,381	8,449,150
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	1,982,118	5,035,268	4,156,794	716,422
Capital gain distributions received from underlying affiliated mutual funds	—	—	774,780	4,814,201	12,325,241	3,583,386
Futures contracts	25,745,924	(82,032)	—	—	—	—
Foreign currency related transactions	(1,354)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	15,056,610	7,506,530	2,850,008	25,000,965	48,345,318	13,058,630
Investments in affiliates	—	—	12,389,525	77,586,583	167,632,236	45,053,113
Futures contracts	2,427,667	40,198	—	—	—	—
Net realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	77,910,350	7,495,086	22,191,426	129,733,411	259,511,489	69,226,541
Change in net assets from operations	$80,986,036	$9,918,031	$24,322,159	$136,733,765	$265,822,818	$69,877,769
*Taxes withheld	$ 4,545	$ —	$ —	$ —	$ —	$ —

**	For the period from May 1, 2020 (inception) to December 31, 2020
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 7,643,059	$ 8,222,236	$ 8,003,896	$ 3,988,732	$ 6,290,888	$ 10,129,073	$ (458,258)	$ (750)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,088,784	883,529	41,192,682	27,935,557	(3,041,516)	2,593,815	22,565,835	19,451,811
Change in unrealized appreciation on investments, futures contracts, and foreign currency related transactions	16,136,193	26,034,272	25,891,058	24,683,181	33,927,185	76,191,698	39,196,159	39,698,662
Change in net assets from operations	24,868,036	35,140,037	75,087,636	56,607,470	37,176,557	88,914,586	61,303,736	59,149,723
Distributions:
Distributions to shareholders	(1,955,669)	(6,277,707)	(3,456,539)	(25,500,324)	(2,738,370)	(7,735,538)	(4,403,993)	(15,119,874)
Capital transactions:
Received from shares sold	60,133,879	61,748,018	48,633,016	18,470,860	39,904,840	14,258,974	11,932,642	47,877,936
Received from shares issued in reorganizations	—	—	—	462,055,756	39,436,084	—	—	—
Received from dividends reinvested	1,955,669	6,277,707	3,456,539	25,500,324	2,738,370	7,735,538	4,403,993	15,119,874
Paid for shares redeemed	(80,405,191)	(64,113,870)	(135,249,225)	(45,479,414)	(86,338,732)	(147,693,116)	(66,548,074)	(59,415,089)
Change in net assets from capital transactions	(18,315,643)	3,911,855	(83,159,670)	460,547,526	(4,259,438)	(125,698,604)	(50,211,439)	3,582,721
Change in net assets	4,596,724	32,774,185	(11,528,573)	491,654,672	30,178,749	(44,519,556)	6,688,304	47,612,570
Net assets:
Beginning of year	290,464,869	257,690,684	545,218,220	53,563,548	474,237,438	518,756,994	196,949,853	149,337,283
End of year	$295,061,593	$290,464,869	$ 533,689,647	$545,218,220	$504,416,187	$ 474,237,438	$203,638,157	$196,949,853
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Janus Henderson Venture Portfolio		ON Janus Henderson Enterprise Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ (770,353)	$ (617,975)	$ (120,181)	$ 104,349	$ 16,822,955	$ 19,153,257	$ 4,947,760	$ 12,565,407
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	19,972,855	28,909,298	6,171,111	6,551,294	69,188,819	110,239,780	(13,076,657)	1,661,543
Change in unrealized appreciation on investments, futures contracts, and foreign currency related transactions	32,201,515	23,375,489	12,175,034	26,933,721	105,946,641	188,588,412	20,977,953	42,240,920
Change in net assets from operations	51,404,017	51,666,812	18,225,964	33,589,364	191,958,415	317,981,449	12,849,056	56,467,870
Distributions:
Distributions to shareholders	(3,319,361)	(24,504,430)	(1,446,892)	(5,240,352)	(16,545,732)	(112,068,403)	(4,616,269)	(12,498,626)
Capital transactions:
Received from shares sold	26,259,176	13,407,144	7,735,887	5,724,811	87,145,272	100,470,240	28,451,695	18,418,626
Received from dividends reinvested	3,319,361	24,504,430	1,446,892	5,240,352	16,545,732	112,068,403	4,616,269	12,498,626
Paid for shares redeemed	(65,886,679)	(101,846,524)	(26,741,822)	(31,932,168)	(252,910,129)	(327,398,850)	(45,453,705)	(76,044,468)
Change in net assets from capital transactions	(36,308,142)	(63,934,950)	(17,559,043)	(20,967,005)	(149,219,125)	(114,860,207)	(12,385,741)	(45,127,216)
Change in net assets	11,776,514	(36,772,568)	(779,971)	7,382,007	26,193,558	91,052,839	(4,152,954)	(1,157,972)
Net assets:
Beginning of year	170,674,859	207,447,427	109,973,069	102,591,062	1,202,591,374	1,111,538,535	320,681,061	321,839,033
End of year	$182,451,373	$ 170,674,859	$109,193,098	$109,973,069	$1,228,784,932	$1,202,591,374	$316,528,107	$320,681,061
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 8,702,265	$ 10,670,675	$ 1,718,327	$ 2,246,654	$ 4,080,468	$ 2,855,349	$ (323,087)	$ 129,231
Net realized gain (loss) on investments and futures contracts	(2,319,010)	(897,568)	69,212,424	62,114,967	37,137,038	(1,502,909)	25,652,045	5,065,737
Change in unrealized appreciation on investments and futures contracts	2,340,340	18,766,682	70,395,037	47,816,959	22,049,754	71,008,059	34,122,797	24,442,662
Change in net assets from operations	8,723,595	28,539,789	141,325,788	112,178,580	63,267,260	72,360,499	59,451,755	29,637,630
Distributions:
Distributions to shareholders	(2,647,672)	(8,186,705)	(17,027,006)	(47,519,641)	(742,987)	(2,159,153)	(2,304,466)	(1,583,506)
Capital transactions:
Received from shares sold	16,805,407	18,147,369	53,369,383	32,049,119	13,469,658	7,056,986	14,648,310	67,085,654
Received from shares issued in reorganizations	—	—	—	—	—	312,578,298	—	113,327,536
Received from dividends reinvested	2,647,672	8,186,705	17,027,006	47,519,641	742,987	2,159,153	2,304,466	1,583,506
Paid for shares redeemed	(48,571,296)	(50,117,305)	(164,668,793)	(118,823,588)	(88,853,122)	(116,770,432)	(69,166,327)	(30,664,664)
Change in net assets from capital transactions	(29,118,217)	(23,783,231)	(94,272,404)	(39,254,828)	(74,640,477)	205,024,005	(52,213,551)	151,332,032
Change in net assets	(23,042,294)	(3,430,147)	30,026,378	25,404,111	(12,116,204)	275,225,351	4,933,738	179,386,156
Net assets:
Beginning of year	198,652,143	202,082,290	352,986,293	327,582,182	430,569,967	155,344,616	204,848,121	25,461,965
End of year	$175,609,849	$198,652,143	$ 383,012,671	$ 352,986,293	$418,453,763	$ 430,569,967	$209,781,859	$204,848,121
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period from May 1, 2020 (inception) to
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 5,201,608	$ 4,965,409	$ 221,041	$ 651,541	$ 3,075,686	$ 5,282,953	$ 2,422,945
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(5,139,972)	(352,101)	21,546,043	5,623,259	60,426,073	40,521,258	(51,642)
Change in unrealized appreciation on investments, futures contracts, and foreign currency related transactions	52,421,868	80,581,384	9,631,527	25,875,444	17,484,277	38,808,539	7,546,728
Change in net assets from operations	52,483,504	85,194,692	31,398,611	32,150,244	80,986,036	84,612,750	9,918,031
Distributions:
Distributions to shareholders	(2,070,321)	(3,723,816)	(1,579,491)	(3,920,333)	(10,638,087)	(33,102,023)	—
Capital transactions:
Received from shares sold	51,504,179	147,897,604	5,714,920	27,125,358	57,289,980	46,090,331	238,621,576
Received from dividends reinvested	2,070,321	3,723,816	1,579,491	3,920,333	10,638,087	33,102,023	—
Paid for shares redeemed	(126,683,792)	(88,790,895)	(33,463,060)	(33,558,151)	(98,065,105)	(74,163,800)	(8,668,206)
Change in net assets from capital transactions	(73,109,292)	62,830,525	(26,168,649)	(2,512,460)	(30,137,038)	5,028,554	229,953,370
Change in net assets	(22,696,109)	144,301,401	3,650,471	25,717,451	40,210,911	56,539,281	239,871,401
Net assets:
Beginning of year	450,939,258	306,637,857	113,192,159	87,474,708	403,606,977	347,067,696	—
End of year	$ 428,243,149	$450,939,258	$116,842,630	$113,192,159	$443,817,888	$403,606,977	$239,871,401
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 2,130,733	$ 5,068,598	$ 7,000,354	$ 20,259,475	$ 6,311,329	$ 25,446,618	$ 651,228	$ 3,921,953
Net realized gain on investments and capital gain distributions received from underlying mutual funds	6,951,893	5,806,881	27,145,863	33,378,374	43,533,935	83,219,346	11,114,798	22,480,647
Change in unrealized appreciation on investments	15,239,533	24,407,923	102,587,548	146,133,437	215,977,554	309,819,405	58,111,743	74,490,301
Change in net assets from operations	24,322,159	35,283,402	136,733,765	199,771,286	265,822,818	418,485,369	69,877,769	100,892,901
Distributions:
Distributions to shareholders	—	(7,104,987)	—	(22,640,298)	—	(48,028,519)	—	(12,213,533)
Return of capital	—	(372,215)	—	(17,493,344)	—	(57,954,547)	—	(6,226,565)
Total distributions	—	(7,477,202)	—	(40,133,642)	—	(105,983,066)	—	(18,440,098)
Capital transactions:
Received from shares sold	13,528,216	15,863,306	41,303,093	21,587,318	21,843,156	25,139,402	6,891,742	10,394,211
Received from shares issued in reorganizations	79,451,302	—	—	—	—	—	—	—
Received from dividends reinvested	—	7,477,202	—	40,133,642	—	105,983,066	—	18,440,098
Paid for shares redeemed	(37,043,498)	(65,140,990)	(159,709,700)	(258,751,251)	(261,640,579)	(427,228,533)	(67,341,557)	(101,803,149)
Change in net assets from capital transactions	55,936,020	(41,800,482)	(118,406,607)	(197,030,291)	(239,797,423)	(296,106,065)	(60,449,815)	(72,968,840)
Change in net assets	80,258,179	(13,994,282)	18,327,158	(37,392,647)	26,025,395	16,396,238	9,427,954	9,483,963
Net assets:
Beginning of year	223,223,668	237,217,950	1,109,498,233	1,146,890,880	1,961,385,083	1,944,988,845	433,635,690	424,151,727
End of year	$303,481,847	$223,223,668	$1,127,825,391	$1,109,498,233	$1,987,410,478	$1,961,385,083	$443,063,644	$ 433,635,690
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Bond Portfolio
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	0.63%	3.16%	0.63%	$317.3	114%
Year Ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%	0.65%	3.33%	0.65%	$158.7	88%
ON BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97% (a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$ 53.6	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	0.78%	1.02%	0.78%	$ 68.4	187%
Year Ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%	0.80%	1.09%	0.80%	$ 57.9	194%
ON BlackRock Advantage International Equity Portfolio
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105% (b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	—	$15.08	26.83%	1.06%	1.25%	1.06%	$158.1	132% (c)
Year Ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	—	$11.89	(4.88)%	1.02%	1.57%	1.02%	$141.5	69%
ON Janus Henderson Forty Portfolio
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—) (d)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)% (d)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	—	$19.93	27.67%	0.96%	(0.15)%	0.96%	$ 60.6	57%
Year Ended December 31, 2016	$15.09	(0.02)	0.54	0.52	—	$15.61	3.45%	0.95%	(0.09)%	0.95%	$ 49.9	63%

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. See Note 3 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC ("BlackRock").
(b)	Effective December 7, 2019, the sub-adviser to the ON ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
(c)	Effective May 1, 2017, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2017 as compared to prior years.
(d)	Less than $0.005 per share, or 0.005%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Janus Henderson Venture Portfolio
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$ 182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$ 170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$ 207.4	33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	—	$32.99	23.98%	0.85%	(0.19)%	0.85%	$ 276.2	26%
Year Ended December 31, 2016	$25.01	0.01	1.59	1.60	—	$26.61	6.40%	0.86%	0.04%	0.86%	$ 232.3	25%
ON Janus Henderson Enterprise Portfolio
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$ 109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$ 110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$ 102.6	103% (a)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%	0.98%	(0.24)%	0.98%	$ 77.8	57%
Year Ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%	0.98%	(0.29)%	0.98%	$ 70.2	61%
ON S&P 500® Index Portfolio
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%	0.38%	1.65%	0.38%	$1,144.2	8%
Year Ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%	0.42%	1.84%	0.42%	$ 842.6	8%
ON BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$ 316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$ 320.7	127% (b)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$ 321.8	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%	0.75%	3.77%	0.75%	$ 596.7	27%
Year Ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%	0.78%	3.19%	0.78%	$ 475.5	32%

(a)	Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.
(b)	Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%	0.74%	5.21%	0.74%	$319.1	30%
Year Ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%	0.80%	5.56%	0.80%	$313.8	30%
ON Nasdaq-100® Index Portfolio
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	0.45%	0.71%	0.45%	$257.2	9%
Year Ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	0.48%	0.84%	0.48%	$156.1	13%
ON BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152% (a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	0.82%	0.47%	0.82%	$223.7	220%
Year Ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	0.83%	0.49%	0.83%	$207.9	223%
ON BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114% (a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$ 25.5	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	0.98%	(0.55)%	0.98%	$ 56.8	196%
Year Ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	0.92%	(0.62)%	0.92%	$ 94.6	188%

(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	0.71%	0.92%	0.71%	$ 88.8	41%
Year Ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	0.79%	1.24%	0.79%	$ 47.9	179% (a)
ON BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$ 87.5	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	0.88%	0.24%	0.88%	$128.0	218%
Year Ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	0.89%	0.36%	0.89%	$117.6	162%
ON Risk Managed Balanced Portfolio
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114% (b), (c)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105% (c)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131% (c)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	1.00%	1.22%	1.00%	$344.2	72% (c)
Year Ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	1.03%	1.09%	1.03%	$272.1	78%
ON Federated Core Plus Bond Portfolio
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70% *	0.65% **	1.65% **	0.65% **	$239.9	30% *

*	Not annualized
**	Annualized
(a)	Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.
(b)	Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.
(c)	The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses †	Net investment income†	Expenses †	Net assets, end of year (millions)	Portfolio turnover rate
ON Moderately Conservative Model Portfolio
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40%	0.97%	0.47%	$ 303.5	23% (a)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$ 223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28%	1.26%	0.45%	$ 237.2	38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	—	—	—	$10.69	6.90% *	0.25% **	1.40% **	0.45% **	$ 326.0	22% *
ON Balanced Model Portfolio
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$ 9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	—	—	—	$10.81	8.10% *	0.25% **	1.01% **	0.42% **	$1,562.6	25% *
ON Moderate Growth Model Portfolio
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$ 9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	—	—	—	$11.05	10.50% *	0.26% **	0.80% **	0.42% **	$2,646.8	23% *
ON Growth Model Portfolio
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$ 443.1	11%
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$ 9.86	(11.57)%	0.31%	0.17%	0.43%	$ 424.2	62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	—	—	—	$11.15	11.50% *	0.25% **	0.51% **	0.43% **	$ 543.8	24% *

*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. See Note 3 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Notes to Financial Statements	December 31, 2020
(1)Organization
Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act"). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:
■	ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

■	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
■	ON BlackRock Advantage International Equity Portfolio (formerly ON International Equity Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD)

■	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
■	ON Janus Henderson Venture Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.
■	ON Janus Henderson Enterprise Portfolio – Long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

■	ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor's 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in securities included in the S&P 500® Index.

■	ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

■	ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody's.

■	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
■	ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

■	ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P MidCap 400® Index.

■	ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

■	ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
■	ON Federated Core Plus Bond Portfolio - Total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

■	ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

■	ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

■	ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

■	ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
*	Collectively, the "ON Model Portfolios".
Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the Prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.
At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.
ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.
Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.
The Fund is authorized to issue 1.55 billion of its capital shares. Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:
Portfolio	Authorized Shares	Portfolio	Authorized Shares
ON Bond	25,000,000	ON S&P MidCap 400® Index	40,000,000
ON BlackRock Balanced Allocation	25,000,000	ON BlackRock Advantage Large Cap Growth	7,000,000
ON BlackRock Advantage International Equity	55,000,000	ON Risk Managed Balanced	45,000,000
ON Janus Henderson Forty	14,000,000	ON Federated Core Plus Bond	90,000,000
ON Janus Henderson Venture	8,000,000	ON Moderately Conservative Model	30,000,000
ON Janus Henderson Enterprise	6,000,000	ON Balanced Model	150,000,000
ON S&P 500® Index	60,000,000	ON Moderate Growth Model	260,000,000
ON BlackRock Advantage Large Cap Value	30,000,000	ON Growth Model	60,000,000
ON Federated High Income Bond	15,000,000	ON iShares Managed Risk Balanced**	170,000,000
ON Nasdaq-100® Index	30,000,000	ON iShares Managed Risk Moderate Growth**	120,000,000
ON BlackRock Advantage Large Cap Core	20,000,000	ON iShares Managed Risk Growth**	100,000,000
ON BlackRock Advantage Small Cap Growth	10,000,000	ON Janus Henderson U.S. Low Volatility**	170,000,000
**	These Portfolios and their respective authorized shares have been approved, but the Portfolios are not yet in operation.
The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.
(2)Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation
Investments are valued using pricing procedures approved by the Board.
Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.
Investments, other than those securities aforementioned, are valued as follows:
Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). If, on a particular day, a domestic equity security does not trade, or otherwise can’t be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or the last trade price may be used when appropriate.
Over-the-counter traded American Depositary Receipts ("ADRs") may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.
U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.
Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.
Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.
Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.
Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.
The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.
Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:
Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.
The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2020:
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds***	$ —	$273,294,487	$ —
	Asset-Backed Securities***	—	7,716,922	—
	Money Market Funds	3,682,196	—	—
		$ 3,682,196	$281,011,409	$ —
ON BlackRock Balanced Allocation	Common Stocks***	$ 367,978,332	$ —	$ —
	Corporate Bonds***	—	149,885,935	—
	Asset-Backed Securities***	—	3,162,620	—
	Rights***	7,317	—	—
	Money Market Funds	11,378,628	—	—
		$ 379,364,277	$153,048,555	$ —
	Futures Contracts	$ 316,285	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON BlackRock Advantage International Equity	Common Stocks***	$ 268,925	$501,023,925	$ —
	Preferred Securities***	—	3,628,986	—
	Warrants***	32,850	—	—
	Rights***	25,683	—	—
	Money Market Funds	6,904,902	—	—
		$ 7,232,360	$504,652,911	$ —
	Futures Contracts	$ 62,593	$ —	$ —
ON Janus Henderson Forty	Common Stocks***	$ 194,861,174	$ 4,531,621	$ —
	Money Market Funds	4,102,983	—	—
		$ 198,964,157	$ 4,531,621	$ —
ON Janus Henderson Venture	Common Stocks***	$ 174,551,183	$ 8,759,696	$ —
	Rights***	41,901	—	—
	Money Market Funds	835,086	—	—
		$ 175,428,170	$ 8,759,696	$ —
ON Janus Henderson Enterprise	Common Stocks***	$ 107,815,272	$ 1,993,810	$ —
	Money Market Funds	599,770	—	—
		$ 108,415,042	$ 1,993,810	$ —
ON S&P 500® Index	Common Stocks***	$1,228,110,973	$ —	$ —
	Money Market Funds	7,288,070	—	—
		$1,235,399,043	$ —	$ —
	Futures Contracts	$ 126,450	$ —	$ —
ON BlackRock Advantage Large Cap Value	Common Stocks***	$ 310,714,437	$ —	$ —
	Money Market Funds	8,370,773	—	—
		$ 319,085,210	$ —	$ —
	Futures Contracts	$ 262,424	$ —	$ —
ON Federated High Income Bond	Corporate Bonds***	$ —	$166,542,226	$ —
	Common Stocks***	977,243	—	—
	Money Market Funds	2,632,247	—	—
		$ 3,609,490	$166,542,226	$ —
ON Nasdaq-100® Index	Common Stocks***	$ 383,529,822	$ —	$ —
	Money Market Funds	1,616,953	—	—
		$ 385,146,775	$ —	$ —
	Futures Contracts	$ 10,079	$ —	$ —
ON BlackRock Advantage Large Cap Core	Common Stocks***	$ 406,501,563	$ —	$ —
	Rights***	8,019	—	—
	Money Market Funds	11,919,254	—	—
		$ 418,428,836	$ —	$ —
	Futures Contracts	$ 353,431	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON BlackRock Advantage Small Cap Growth	Common Stocks***	$ 211,882,045	$ —	$ —
	Rights***	—	12,875	—
	Money Market Funds	5,082,439	—	—
		$ 216,964,484	$ 12,875	$ —
	Futures Contracts	$ 82,709	$ —	$ —
ON S&P MidCap 400® Index	Common Stocks***	$ 435,297,159	$ —	$ —
	Money Market Funds	2,604,056	—	—
		$ 437,901,215	$ —	$ —
	Futures Contracts	$ 27,452	$ —	$ —
ON BlackRock Advantage Large Cap Growth	Common Stocks***	$ 113,744,776	$ —	$ —
	Rights***	3,692	—	—
	Money Market Funds	3,414,147	—	—
		$ 117,162,615	$ —	$ —
	Futures Contracts	$ 103,455	$ —	$ —
ON Risk Managed Balanced	Common Stocks***	$ 217,204,911	$ —	$ —
	Corporate Bonds***	—	87,121,859	—
	Purchased Options	10,456,609	27,856,270	—
	U.S. Treasury Obligations	—	30,608,076	—
	Asset-Backed / Mortgage-Backed Securities***	—	20,039,932	—
	U.S. Government Agency Mortgage-Backed Securities	—	10,328,534	—
	Exchange Traded Funds	7,543,403	—	—
	Preferred Securities***	—	2,980,500	—
	Sovereign Issues	—	2,238,149	—
	Money Market Funds	26,611,460	—	—
		$ 261,816,383	$181,173,320	$ —
	Futures Contracts	$ 630,399	$ —	$ —
ON Federated Core Plus Bond	Corporate Bonds***	$ —	$103,798,632	$ —
	U.S. Treasury Obligations	—	45,098,511	—
	U.S. Government Agency Mortgage-Backed Securities	—	36,609,588	—
	Investment Companies	21,233,545	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	13,933,989	—
	Sovereign Issues	—	1,778,817	—
	Money Market Funds	2,894,634	—	—
		$ 24,128,179	$201,219,537	$ —
	Futures Contracts	$ 40,198	$ —	$ —
ON Moderately Conservative Model	Open-End Mutual Funds	$ 303,632,473	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Balanced Model	Open-End Mutual Funds	$1,128,159,689	$ —	$ —
ON Moderate Growth Model	Open-End Mutual Funds	$1,988,192,171	$ —	$ —
ON Growth Model	Open-End Mutual Funds	$ 443,264,382	$ —	$ —

***	For detailed industry descriptions, see the accompanying Schedules of Investments.
Foreign Securities and Currency
The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.
The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.
All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.
Restricted Securities
Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Investment Transactions and Related Income
For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.
Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method. The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates. The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Distributions to Shareholders and Federal Taxes
The Fund satisfies its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued. The Board's intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.
The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.
The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.
Expense Allocation
Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.
Foreign Withholding Taxes
Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.
TBA Commitments
To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
Mortgage Dollar Rolls
A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.
New Accounting Pronouncements and Regulations
In December 2020, the Securities and Exchange Commission (the “SEC”) adopted Rules 2a-5 and 31a-4 ("Rules") that clarify how investment companies may satisfy their valuation obligations under the 1940 Act, as amended. The Rules permit an investment company’s board to designate the determination of fair value to an investment adviser. The Rules also create a framework for the determination of the fair value of an investment company’s investments to establish a standard baseline for valuation practices. The Rules will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management of the Fund is evaluating the Rules to determine their potential impact on the Fund’s financial statements.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
LIBOR Transition
The Portfolios may invest in certain fixed income securities that rely upon the London Interbank Offered Rate (“LIBOR”) for determination of variable interest rate terms. LIBOR is an average interest rate that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Portfolios, or on certain instruments in which the Portfolios invest, are not known.
Pandemic Risks
The COVID-19 virus pandemic has continued to significantly impact the global economy and market environment. Liquidity and performance of the Portfolios may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values for the investments in future financial statements may differ significantly from those presented for this period end.
Subsequent Events
Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.
(3)Portfolio Reorganizations
At a meeting held on February 12, 2020, the Board approved a reorganization whereby the assets of the ON Foreign Portfolio (the “Target Portfolio”) would be acquired, and the Target Portfolio's liabilities would be assumed, by the ON BlackRock Advantage International Equity Portfolio (the “Survivor Portfolio”) in exchange for shares of the Survivor Portfolio. The reorganization was consummated as of the end of business on May 29, 2020. No shareholder vote was required.
At a meeting held on August 13, 2020, the Board approved a reorganization whereby the assets of the ON Conservative Model Portfolio (the “Target Portfolio”) would be acquired, and the Target Portfolio's liabilities would be assumed, by the ON Moderately Conservative Model Portfolio (the “Survivor Portfolio”) in exchange for shares of the Survivor Portfolio. The reorganization was consummated as of the end of business on December 4, 2020. No shareholder vote was required.
The combination of assets for the reorganizations presented opportunities for operational efficiencies, which should translate to a decrease in the rate of future expenses borne by the shareholders of the Survivor Portfolios. It is anticipated that no gain or loss for federal income tax purposes will be recognized by Portfolio shareholders as a result of the reorganizations. All fees and expenses incurred directly as a result of the reorganizations were borne by ONI.
Pursuant to the reorganizations, the shares of the Target Portfolios were liquidated, and shares of the Survivor Portfolios were distributed to the Target Portfolio shareholders at the same aggregate dollar value as those of the Target Portfolios. The liquidation of Target Portfolio shares and distribution of Survivor Portfolio shares resulting from the reorganizations is summarized below:
Target Portfolios prior to the reorganizations:	ON Foreign	ON Conservative Model
Investment portfolio fair value	$ 38,933,135	$ 79,488,708
Investment portfolio cost	$ 40,686,429	$ 72,251,292
Unrealized portfolio appreciation (depreciation)	$ (1,753,294)	$ 7,237,416
Net assets	$ 39,436,084	$ 79,451,302
Net asset value (per share, extended)	$ 25.5635	$ 12.0501
Shares	1,542,670	6,593,429

Survivor Portfolios prior to the reorganizations:	ON BlackRock Advantage International Equity	ON Moderately Conservative Model
Investment portfolio fair value	$403,881,706	$223,936,878
Investment portfolio cost	$413,036,626	$197,110,499
Unrealized portfolio appreciation (depreciation)	$ (9,154,920)	$ 26,826,379
Net assets	$408,742,811	$223,864,447
Net asset value (per share, extended)	$ 13.2629	$ 12.5120
Shares	30,818,583	17,892,047

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Survivor Portfolios subsequent to the reorganizations:	ON BlackRock Advantage International Equity	ON Moderately Conservative Model
Investment portfolio fair value	$442,814,841	$303,425,586
Investment portfolio cost	$453,723,055	$269,361,791
Unrealized portfolio appreciation (depreciation)	$ (10,908,214)	$ 34,063,795
Net assets	$448,178,895	$303,315,749
Net asset value (per share, extended)	$ 13.2629	$ 12.5120
Shares	33,791,993	24,242,070
Assuming that the reorganizations had been completed on January 1, 2020, the beginning of the annual reporting period for the Fund, the unaudited pro forma results of operations for the Survivor Portfolios for the year ended December 31, 2020, are as follows:
	ON BlackRock Advantage International Equity	ON Moderately Conservative Model
Net investment income	$ 6,682,410	$ 3,103,614
Net realized/unrealized gains	23,570,591	28,083,223
Change in net assets resulting from operations	$30,253,001	$31,186,837
Because the combined investment portfolios have been managed as single integrated investment portfolios since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolios that have been included in the Survivor Portfolios' Statements of Operations since May 29, 2020 and December 4, 2020, respectively.
(4)Related Party and Other Transactions
The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.
ON Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Balanced Allocation
0.58% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Advantage International Equity
0.72% of first $200 million
0.70% of next $800 million
0.66% over $1 billion
ON Janus Henderson Forty
0.73% of first $100 million
0.68% of next $400 million
0.63% over $500 million
ON Janus Henderson Venture
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
ON Janus Henderson Enterprise
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
ON S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Value
0.67% of first $500 million
0.65% over $500 million
ON Federated High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
ON Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Core
0.64% of first $500 million
0.62% over $500 million
ON BlackRock Advantage Small Cap Growth
0.78% of first $100 million
0.75% of next $400 million
0.70% over $500 million
ON S&P MidCap 400® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Growth
0.66% of first $500 million
0.64% over $500 million
ON Risk Managed Balanced[1]
0.88% of first $500 million
0.74% of next $1.3 billion
0.72% over $1.8 billion
ON Federated Core Plus Bond
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million
ON Model Portfolios
0.40% of all net assets

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
[1]	At a meeting held on February 12, 2020, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the "Independent Directors"), approved the replacement of the sub-advisers to the Portfolio.
Effective May 1, 2020, AllianceBernstein, L.P. (“AB”) replaced the Portfolio's previous sub-advisers, Janus Capital Management, LLC ("Janus") and AnchorPath Financial, LLC ("AnchorPath"). The investment objective, name, and benchmark remained unchanged. In connection with this change in sub-adviser, the Board approved a revision to the Portfolio's advisory fee breakpoint schedule, also effective May 1, 2020. Previously, the advisory fee breakpoints, based on of the Portfolio's daily net assets were as follows:

ON Risk Managed Balanced
0.90% of first $500 million
0.75% over $500 million
Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Investment Management Company (“Federated”), and AllianceBernstein, L.P. (“AB”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.
The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolios' average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.
ON BlackRock Advantage International Equity (BlackRock)
0.32% of first $200 million
0.30% over $200 million
ON Janus Henderson Forty (Janus)
0.40% of first $100 million
0.35% of next $400 million
0.30% over $500 million
ON Janus Henderson Venture (Janus)
0.55% of first $150 million
0.45% over $150 million
ON Janus Henderson Enterprise (Janus)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
ON S&P 500® Index (Geode)[3]
0.01% of all net assets
ON Federated High Income Bond (Federated)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
ON Nasdaq-100® Index (Geode)[3]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
ON BlackRock Advantage Small Cap Growth (BlackRock)
0.40% of first $250 million
0.35% over $250 million
ON S&P MidCap 400® Index (Geode)[3]
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion
ON Risk Managed Balanced (AB)[2]
0.50% of first $400 million
0.40% of next $800 million
0.30% over $1.2 billion
ON Federated Core Plus Bond (Federated)
0.18% of first $100 million
0.15% of next $150 million
0.12% of next $150 million
0.10% of next $350 million
0.08% over $750 million
[2]	At a meeting held on February 12, 2020, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-advisers to the Portfolio.
Effective May 1, 2020, AB replaced the Portfolio's previous sub-advisers, Janus and AnchorPath. In conjunction with the change in sub-advisers, the Board approved a revision to the sub-advisory fee schedules shown above. Previously, the sub-advisory fee breakpoints, based on the Portfolio's daily net assets, were:
ON Risk Managed Balanced (Janus)	ON Risk Managed Balanced (AnchorPath)
0.35% of first $500 million	0.20% of first $500 million
0.25% over $500 million	0.15% over $500 million
[3]	The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the year ended December 31, 2020, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.
BlackRock also receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the equity sleeve of the ON BlackRock Balanced Allocation Portfolio that is sub-advised. The fee for the Portfolios is calculated based on 0.20% of the first $500 million in aggregate daily net assets, and 0.18% for aggregate daily net assets over $500 million.
Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its
(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.
Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2020.
ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the four ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets (the "Expense Limitation Agreement.").
The applicable percentages of the average daily net assets of the four ON Model Portfolios are as follows:
Portfolio	May 1, 2020 to April 30, 2021	May 1, 2019 to April 30, 2020	May 1, 2018 to April 30, 2019
ON Moderately Conservative Model	1.00%	1.00%	0.92%
ON Balanced Model	1.00%	1.00%	0.99%
ON Moderate Growth Model	1.07%	1.07%	1.04%
ON Growth Model	1.14%	1.14%	1.08%
For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund's prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios' underlying investments in other investment companies. The current Expense Limitation Agreement will continue through April 30, 2021. The Expense Limitation Agreement may only be terminated with the consent of the Board.
Pursuant to the current Expense Limitation Agreement, as well as the prior agreements for the period May 1, 2019 to April 30, 2020 and May 1, 2018 to April 30, 2019, ONI reimbursed the expenses of the ON Model Portfolios as follows:
Portfolio	Year Ended December 31, 2020	Year Ended December 31, 2019
ON Moderately Conservative Model	$162,366	$261,201
ON Balanced Model	416,068	778,985
ON Moderate Growth Model	163,559	253,374
ON Growth Model	55,388	64,344
Under the terms of the current Expense Limitation Agreement and prior expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio's operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio's current expense limitation. For the year ended December 31, 2020, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $355,499 and $97,617, respectively. These recouped expenses were related to expenses reimbursed by ONI during the period from May 1, 2019 to April 30, 2020. For the year ended December 31, 2019, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $431,342 and $118,816, respectively. These recouped expenses were related to expenses reimbursed by ONI during the period from May 1, 2018 to April 30, 2019.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Amounts of expenses, previously reimbursed by ONI under the Expense Limitation Agreement and prior agreements, that are available for future recoupments at December 31, 2020 are as follows:
Portfolio	Expires April 30, 2021	Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Total
ON Moderately Conservative Model	$ 752,636	$376,793	$198,007	$113,403	$1,440,839
ON Balanced Model	3,025,712	952,043	656,506	242,382	4,876,643
ON Moderate Growth Model	4,497,363	—	34,233	—	4,531,596
ON Growth Model	1,110,925	162,674	55,388	—	1,328,987
There were no recorded liabilities related to the Expense Limitation Agreement at December 31, 2020.
The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2020, the Fund incurred compliance expenses totaling $234,957, which are allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.
Each director of the Board is compensated based on an annual retainer fee of $160,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2020, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $814,705.
The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.
(5)Capital Share Transactions
Capital share transactions for the year ended December 31, 2020, and the year ended December 31, 2019, respectively, were as follows:
	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	3,025,583	3,240,589	1,428,525	545,146	2,995,446	974,536
Capital shares issued in reorganizations	—	—	—	14,014,746	2,973,410	—
Capital shares issued on reinvested distributions	97,007	329,020	95,038	763,025	189,376	500,682
Capital shares redeemed	(4,141,734)	(3,498,040)	(3,873,512)	(1,351,971)	(6,075,879)	(10,613,337)
Net increase/(decrease)	(1,019,144)	71,569	(2,349,949)	13,970,946	82,353	(9,138,119)

	ON Janus Henderson Forty		ON Janus Henderson Venture		ON Janus Henderson Enterprise
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	409,782	2,255,356	868,308	381,735	183,549	126,984
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	138,883	598,807	96,662	737,419	30,674	111,426
Capital shares redeemed	(2,310,411)	(2,417,355)	(1,903,112)	(2,797,597)	(563,927)	(717,906)
Net increase/(decrease)	(1,761,746)	436,808	(938,142)	(1,678,443)	(349,704)	(479,496)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	2,755,108	3,326,047	1,839,033	1,018,596	845,753	881,649
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	473,954	3,497,765	274,451	671,969	128,465	405,082
Capital shares redeemed	(7,623,506)	(10,242,233)	(2,671,144)	(4,249,469)	(2,467,416)	(2,471,563)
Net increase/(decrease)	(4,394,444)	(3,418,421)	(557,660)	(2,558,904)	(1,493,198)	(1,184,832)

	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	2,394,007	1,678,291	418,930	234,322	554,312	2,344,042
Capital shares issued in reorganizations	—	—	—	10,633,434	—	4,095,062
Capital shares issued on reinvested distributions	686,296	2,522,274	21,289	67,855	72,354	51,935
Capital shares redeemed	(7,238,843)	(6,137,710)	(2,683,509)	(4,133,242)	(2,115,320)	(1,048,823)
Net increase/(decrease)	(4,158,540)	(1,937,145)	(2,243,290)	6,802,369	(1,488,654)	5,442,216

	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	3,398,152	8,405,131	187,147	1,070,137	3,554,679	3,173,323
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	117,498	199,776	48,229	147,937	643,174	2,279,753
Capital shares redeemed	(7,203,988)	(5,020,228)	(1,132,110)	(1,355,693)	(6,273,202)	(5,091,874)
Net increase/(decrease)	(3,688,338)	3,584,679	(896,734)	(137,619)	(2,075,349)	361,202

	ON Federated Core Plus Bond	ON Moderately Conservative Model		ON Balanced Model
	Period from May 1, 2020 (inception) to	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	23,758,028	1,195,040	1,436,394	3,569,104	1,956,344
Capital shares issued in reorganizations	—	6,350,022	—	—	—
Capital shares issued on reinvested distributions	—	—	658,784	—	3,505,121
Capital shares redeemed	(846,228)	(3,232,252)	(5,963,369)	(13,888,420)	(23,785,531)
Net increase/(decrease)	22,911,800	4,312,810	(3,868,191)	(10,319,316)	(18,324,066)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
	ON Moderate Growth Model		ON Growth Model
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Capital shares issued on sales	1,938,457	2,228,980	625,756	930,126
Capital shares issued in reorganizations	—	—	—	—
Capital shares issued on reinvested distributions	—	9,136,471	—	1,548,287
Capital shares redeemed	(22,860,477)	(38,709,593)	(5,689,737)	(9,143,969)
Net increase/(decrease)	(20,922,020)	(27,344,142)	(5,063,981)	(6,665,556)
(6)Investment Transactions
Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2020 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON Janus Henderson Venture
Cost of purchases	$134,443,304	$560,491,253	$1,036,134,761	$ 66,788,460	$40,371,425
Proceeds from sales	$139,572,558	$641,035,616	$1,062,139,362	$123,570,496	$76,006,714

	ON Janus Henderson Enterprise	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$13,612,538	$ 62,438,258	$421,363,348	$55,515,952	$ 34,852,336
Proceeds from sales	$30,184,284	$207,293,413	$430,993,322	$76,906,108	$140,695,001

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$525,327,370	$158,923,805	$108,858,970	$148,944,259	$348,532,595
Proceeds from sales	$603,731,803	$208,249,674	$165,345,704	$177,849,493	$324,667,236

	ON Federated Core Plus Bond[1]	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$206,311,953	$61,702,800	$231,764,052	$286,732,431	$41,865,691
Proceeds from sales	$ 36,660,598	$80,297,882	$333,331,163	$503,650,494	$97,335,461

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2020 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond[1]
Cost of purchases	$56,941,475	$46,366,559	$88,639,387	$73,632,524
Proceeds from sales	$68,053,107	$46,622,054	$86,565,596	$27,988,193
[1]	Period from May 1, 2020 (inception) to December 31, 2020
(7)Financial Instruments
The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Options
A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.
When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.
The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the year ended December 31, 2020. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the year ended December 31, 2020 were: Cost of purchases: $33.6 million, Proceeds from sales: $34.1 million.
Purchased options are non-income producing securities.
Futures Contracts
A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.
The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.
Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at December 31, 2020 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced and ON Federated Core Plus Bond Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced Portfolio, these futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. For the ON Federated Core Plus Bond Portfolio, futures contracts were used by the Portfolio to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio's stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the year ended December 31, 2020. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2020. For the year ended December 31, 2020, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:
Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
ON BlackRock Balanced Allocation	Portions of cash holdings	$ 110.7	$ 104.0
ON BlackRock Advantage International Equity	Portions of cash holdings	123.9	127.2
ON S&P 500® Index	Portions of cash holdings	124.8	121.0
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	89.2	85.1
ON Nasdaq-100® Index	Portions of cash holdings	59.7	62.2
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	116.8	109.1
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	81.3	79.0
ON S&P MidCap 400® Index	Portions of cash holdings	60.8	62.3
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	54.3	51.9
ON Risk Managed Balanced	Portions of securities	2,138.7	2,066.1
ON Federated Core Plus Bond(a)	Portions of securities	93.8	81.1
The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the year ended December 31, 2020, were as follows:
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$11,246,400	$10,930,115	(1)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	6,392,400	6,329,807	(1)
ON S&P 500® Index	Futures contracts	Equity price	8,622,240	8,495,790	(1)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	9,746,880	9,484,456	(1)
ON Nasdaq-100® Index	Futures contracts	Equity price	2,061,680	2,051,601	(1)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	12,933,360	12,579,929	(1)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	5,529,440	5,446,731	(1)
ON S&P MidCap 400® Index	Futures contracts	Equity price	3,224,900	3,197,448	(1)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	3,607,940	3,504,485	(1)
ON Risk Managed Balanced	Futures contracts	Equity price	19,681,200	19,230,942	(1)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
	Futures contracts	Interest rate	$324,624,389	$324,444,248	(1)
	Purchased options	Equity price	38,312,879	—	(2)
ON Federated Core Plus Bond(a)	Futures contracts	Interest rate	12,707,107	12,666,909	(1)

(a)	Period from May 1, 2020 (inception) to December 31, 2020
(1)	Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio's Schedule of Open Futures Contracts details the values by futures contract type.
(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ 2,296,688	$ 254,124	(1),(2)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	1,703,523	89,126	(1),(2)
ON S&P 500® Index	Futures contracts	Equity price	1,836,688	75,103	(1),(2)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	1,749,577	174,303	(1),(2)
ON Nasdaq-100® Index	Futures contracts	Equity price	809,225	(70,214)	(1),(2)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	2,345,481	274,242	(1),(2)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	1,599,035	54,837	(1),(2)
ON S&P MidCap 400® Index	Futures contracts	Equity price	1,361,192	(18,871)	(1),(2)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	731,552	85,421	(1),(2)
ON Risk Managed Balanced	Futures contracts	Equity price	8,932,282	(5,428)	(1),(2)
	Futures contracts	Interest rate	16,813,642	2,433,095	(1),(2)
	Purchased options	Equity price	6,785,908	3,219,431	(3),(4)
ON Federated Core Plus Bond(a)	Futures contracts	Interest rate	(82,032)	40,198	(1),(2)

(a)	Period from May 1, 2020 (inception) to December 31, 2020
(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.
The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At December 31, 2020, there were no outstanding derivative transactions subject to netting arrangements.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
(8)Federal Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.
At December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
ON Bond	$ 8,269,842	$ —	$ 8,269,842	$ —	$ 29,572,524	$ 37,842,366
ON BlackRock Balanced Allocation	28,547,104	23,167,434	51,714,538	—	69,463,897	121,178,435
ON BlackRock Advantage International Equity	6,864,821	—	6,864,821	(19,945,882)	39,045,033	25,963,972
ON Janus Henderson Forty	1,508,225	20,952,229	22,460,454	—	75,701,376	98,161,830
ON Janus Henderson Venture	2,386,079	17,015,200	19,401,279	—	76,045,725	95,447,004
ON Janus Henderson Enterprise	168,045	6,214,983	6,383,028	—	29,830,732	36,213,760
ON S&P 500® Index	20,361,232	69,201,228	89,562,460	—	392,512,095	482,074,555
ON BlackRock Advantage Large Cap Value	4,887,084	—	4,887,084	(11,417,680)	23,584,912	17,054,316
ON Federated High Income Bond	8,796,067	—	8,796,067	(8,223,972)	2,921,886	3,493,981
ON Nasdaq-100® Index	2,559,507	68,367,178	70,926,685	—	161,198,752	232,125,437
ON BlackRock Advantage Large Cap Core	13,372,368	28,141,244	41,513,612	—	60,831,733	102,345,345
ON BlackRock Advantage Small Cap Growth	20,963,801	3,761,226	24,725,027	—	53,954,517	78,679,544
ON S&P MidCap 400® Index	9,707,407	1,939,093	11,646,500	—	68,999,544	80,646,044
ON BlackRock Advantage Large Cap Growth	7,183,012	14,549,930	21,732,942	—	24,741,748	46,474,690
ON Risk Managed Balanced	21,047,336	47,935,616	68,982,952	—	74,034,908	143,017,860
ON Federated Core Plus Bond	2,499,839	35,130	2,534,969	—	7,383,062	9,918,031
ON Moderately Conservative Model	3,246,741	4,156,382	7,403,123	—	25,109,261	32,512,384
ON Balanced Model	9,852,968	11,702,939	21,555,907	—	128,249,215	149,805,122
ON Moderate Growth Model	8,320,370	16,615,204	24,935,574	—	249,121,015	274,056,589
ON Growth Model	1,118,442	3,981,321	5,099,763	—	63,182,048	68,281,811

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2020 that are available to offset future realized gains, if any:
Portfolio	Total Loss Carryforward	No Expiration Short Term	No Expiration Long Term
ON BlackRock Advantage International Equity	$19,945,882	$6,507,823	$13,438,059
ON BlackRock Advantage Large Cap Value	11,417,680	6,075,858	5,341,822
ON Federated High Income Bond	8,223,972	—	8,223,972
The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at December 31, 2020 for federal income tax purposes.
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise
Gross unrealized:
Appreciation	$ 29,927,084	$ 72,190,352	$ 48,370,333	$ 75,721,483	$ 79,008,344	$30,712,041
Depreciation	(354,560)	(2,726,455)	(9,401,227)	(20,107)	(2,963,222)	(881,512)
Net unrealized appreciation	$ 29,572,524	$ 69,463,897	$ 38,969,106	$ 75,701,376	$ 76,045,122	$29,830,529
Aggregate cost of investments:	$255,121,081	$463,265,220	$472,978,758	$127,794,402	$108,142,744	$80,578,323

	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth
Gross unrealized:
Appreciation	$444,183,952	$ 27,812,862	$ 8,838,068	$164,433,008	$ 63,646,058	$ 59,802,576
Depreciation	(51,671,857)	(4,250,715)	(5,916,182)	(3,234,256)	(2,814,325)	(5,848,059)
Net unrealized appreciation	$392,512,095	$ 23,562,147	$ 2,921,886	$161,198,752	$ 60,831,733	$ 53,954,517
Aggregate cost of investments:	$843,013,398	$295,785,487	$167,229,830	$223,958,102	$357,950,534	$163,105,551

	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Federated Core Plus Bond	ON Moderately Conservative Model	ON Balanced Model
Gross unrealized:
Appreciation	$ 83,344,735	$25,577,331	$ 82,151,042	$ 7,918,442	$ 30,390,465	$129,002,963
Depreciation	(14,345,191)	(835,583)	(8,116,134)	(535,380)	(5,281,204)	(753,748)
Net unrealized appreciation	$ 68,999,544	$24,741,748	$ 74,034,908	$ 7,383,062	$ 25,109,261	$128,249,215
Aggregate cost of investments:	$368,929,123	$92,524,322	$369,585,194	$218,004,852	$278,523,212	$999,910,474

	ON Moderate Growth Model	ON Growth Model
Gross unrealized:
Appreciation	$ 250,600,807	$ 63,405,205
Depreciation	(1,479,792)	(223,157)
Net unrealized appreciation	$ 249,121,015	$ 63,182,048
Aggregate cost of investments:	$1,739,071,156	$380,082,334

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
The tax character of distributions paid to shareholders for the year ended December 31, 2020, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):
	Distributions Paid to Shareholders			Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Bond	$1,955,669	$ —	$ 1,955,669	$ —	$ —
ON BlackRock Balanced Allocation	2,086,234	1,370,305	3,456,539	(140,880)	140,880
ON International Equity	2,738,370	—	2,738,370	—	—
ON Janus Henderson Forty	678,796	3,725,197	4,403,993	—	—
ON Janus Henderson Venture	204,449	3,114,912	3,319,361	661,684	(661,684)
ON Janus Henderson Enterprise	88,075	1,358,817	1,446,892	—	—
ON S&P 500® Index	4,642,562	11,903,170	16,545,732	—	—
ON BlackRock Advantage Large Cap Value	3,489,277	1,126,992	4,616,269	1	(1)
ON Federated High Income Bond	2,647,672	—	2,647,672	—	—
ON Nasdaq-100® Index	848,167	16,178,839	17,027,006	—	—
ON BlackRock Advantage Large Cap Core	742,987	—	742,987	(106,694)	106,694
ON BlackRock Advantage Small Cap Growth	450,002	1,854,464	2,304,466	(115,925)	115,925
ON S&P MidCap 400® Index	618,961	1,451,360	2,070,321	—	—
ON BlackRock Advantage Large Cap Growth	844,312	735,179	1,579,491	(16)	16
ON Risk Managed Balanced	5,216,897	5,421,190	10,638,087	(8)	8
ON Federated Core Plus Bond	—	—	—	—	—
ON Moderately Conservative Model	—	—	—	—	—
ON Balanced Model	—	—	—	—	—
ON Moderate Growth Model	—	—	—	—	—
ON Growth Model	—	—	—	(1)	1
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid to shareholders for the year ended December 31, 2019, as well as other reclassifications of capital accounts due to permanent tax differences, were as follows (in aggregate):
	Distribution Paid to Shareholders				Other Reclassifications
Portfolio	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distribution	Paid-in Capital	Total Distributable Earnings
ON Bond	$ 6,277,707	$ —	$ —	$ 6,277,707	$ —	$ —
ON BlackRock Balanced Allocation	6,815,224	18,685,100	—	25,500,324	18,456	(18,456)
ON BlackRock Advantage International Equity	7,735,538	—	—	7,735,538	—	—
ON Janus Henderson Forty	2,367,096	12,752,778	—	15,119,874	—	—
ON Janus Henderson Venture	—	24,504,430	—	24,504,430	(901,568)	901,568
ON Janus Henderson Enterprise	1,701,176	3,539,176	—	5,240,352	(56,498)	56,498
ON S&P 500® Index	14,733,534	97,334,869	—	112,068,403	(188,480)	188,480
ON BlackRock Advantage Large Cap Value	10,971,267	1,527,359	—	12,498,626	(200,003)	200,003
ON Federated High Income Bond	8,186,705	—	—	8,186,705	—	—
ON Nasdaq-100® Index	2,467,600	45,052,041	—	47,519,641	—	—
ON BlackRock Advantage Large Cap Core	2,159,153	—	—	2,159,153	70,206	(70,206)
ON BlackRock Advantage Small Cap Growth	106,912	1,476,594	—	1,583,506	(6,819)	6,819
ON S&P MidCap 400® Index	3,723,816	—	—	3,723,816	36,480	(36,480)
ON BlackRock Advantage Large Cap Growth	2,758,764	1,161,569	—	3,920,333	40,457	(40,457)
ON Risk Managed Balanced	12,461,989	20,640,034	—	33,102,023	80,056	(80,056)
ON Moderately Conservative Model	5,584,882	1,520,105	372,215	7,477,202	(88,549)	88,549
ON Balanced Model	22,640,298	—	17,493,344	40,133,642	(536,385)	536,385
ON Moderate Growth Model	30,710,276	17,318,243	57,954,547	105,983,066	(222,867)	222,867
ON Growth Model	4,842,419	7,371,114	6,226,565	18,440,098	(51,191)	51,191
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	December 31, 2020
(9)Legal Matters
In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio (formerly known as "Strategic Value Portfolio"), shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the "Tribune Bankruptcy").
The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York ("District Court").
Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals ("Second Circuit"). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.
In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether). Those claims were earlier dismissed on traditional grounds, and that dismissal is now on appeal.
In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Court’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases. On February 6, 2020 the Second Circuit denied this request.
In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court. The creditors dropped some of shareholder defendants, mostly unaffiliated funds, from the appeal to the Supreme Court. For those defendants only, this has the effect of accepting the adverse judgment and ending the case. Any non-listed defendant presumably is still a party to the appeal.
In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the District Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit. Because of a procedural issue, however, the plaintiff could not automatically appeal the decision, but must first obtain permission from the District Court. On January 14, 2019, the District Court held a status conference during which it indicated that the plaintiff would be allowed to file a motion seeking reconsideration of the prior dismissal of the intentional fraudulent transfer claims. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims. The judge accepted the defendants’ “alternative safe harbor” argument. In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and ruling that any constructive claims would be barred by the safe harbor. The Trustee’s initial brief was filed January 8, 2020 and the brief in opposition was filed April 27, 2020. The Second Circuit held oral argument on August 24, 2020.
The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

Ohio National Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
    Ohio National Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Portfolios listed in the Appendix that comprise Ohio National Fund, Inc. (each a Portfolio and collectively, the Portfolios), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2020, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians, brokers, and transfer agents, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Ohio National Fund, Inc. investment companies since 1969.
Columbus, Ohio
February 22, 2021

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Ohio National Fund, Inc.
Report of Independent Registered Public Accounting Firm (Continued)
Appendix
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended.
ON Bond Portfolio
ON BlackRock Balanced Allocation Portfolio
ON BlackRock Advantage International Equity (formerly ON International Equity Portfolio)
ON Janus Henderson Forty Portfolio
ON Janus Henderson Venture Portfolio
ON Janus Henderson Enterprise Portfolio
ON S&P 500® Index Portfolio
ON BlackRock Advantage Large Cap Value Portfolio
ON Federated High Income Bond Portfolio
ON Nasdaq-100® Index Portfolio
ON BlackRock Advantage Large Cap Core Portfolio
ON BlackRock Advantage Small Cap Growth Portfolio
ON S&P MidCap 400® Index Portfolio
ON BlackRock Advantage Large Cap Growth Portfolio
ON Risk Managed Balanced Portfolio
ON Moderately Conservative Model Portfolio
ON Balanced Model Portfolio
ON Moderate Growth Model Portfolio
ON Growth Model Portfolio
Statement of assets and liabilities, including the schedule of investments, as of December 31, 2020, the related statement of operations for the period May 1, 2020 (commencement of operations) through December 31, 2020, and the statement of changes for the period May 1, 2020 (commencement of operations) through December 31, 2020.
ON Federated Core Plus Bond Portfolio

Ohio National Fund, Inc.
Additional Information	December 31, 2020 (Unaudited)
(1)Review and approval of Advisory and Sub-Advisory Agreement for Existing Portfolios
At a meeting held on November 11, 2020 the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of Ohio National Fund, Inc. (the “Fund”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Ohio National Investments, Inc. (“ONI” or “Adviser”) and, as applicable, the sub-advisory agreement with the sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the Portfolios identified below. The Directors noted that the renewal of the Advisory Agreement and sub-advisory agreement with respect to certain Portfolios organized in 2020 were not required to be considered at this meeting. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.
The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). The Directors further noted that for those Portfolios subject to the Securities and Exchange Commission order (the “Order”) permitting them to operate as “funds of funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1), the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the Advisory Agreement and sub-advisory agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through September 30, 2020, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer group’s advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) a profitability analysis for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.
The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and sub-advisory agreement review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.
Nature, Extent and Quality of Services
The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted the Adviser’s statements at the meeting that it performs regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well.
For each Portfolio subject to a sub-advisory agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.
Investment Performance
Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the quarter-to-date, year-to-date, 1-, 3- and 5-year periods ended September 30, 2020, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.
Fees and Expenses
The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion, all funds identified as a fund-of-funds, and for all Portfolios other than the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio and the ON Nasdaq-100 Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio, and the ON Nasdaq-100 Index Portfolio.
When applicable, the Board considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.
When applicable, the Board also considered the fees paid to Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis and noted that, when the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios, it has usually passed some, if not all, of the decrease on to shareholders by reducing its advisory fee. The Board considered the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.
Profitability
The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from -49.7% to 39.3% with average profitability of 17.5%. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). The Directors discussed

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
that, if an adviser is extremely efficient, resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent earns revenue on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.
In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. They further considered the breakpoints established in the sub-advisory agreements and considered the impact of these breakpoints on the Sub-Adviser’s profitability. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.
After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.
Economies of Scale
The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.
Portfolio-by-Portfolio Analysis
In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2020.
ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio underperformed its benchmark index and peer group across all time periods. The Directors recognized that the pandemic had negatively impacted the energy and consumer discretionary sectors which detracted from the Portfolio’s performance but noted that the Portfolio’s performance had improved since March 2020. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was improving, and its advisory fee was reasonable.
ON BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index but significantly outperformed its peer group for the year-to-date and 1-year periods. The Directors noted that the Portfolio’s advisory fee was below its peer group’s average, and that the Adviser had indicated that the Portfolio’s net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage International Equity Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-advisor. The Directors observed that the Portfolio had underperformed its benchmark and peer group over the year-to-date period. The Directors noted that the benchmark and peer group funds hold emerging market equities, which generally outperformed developed market equities, but that the Portfolio only held developed market equities. The Directors discussed the appropriateness of the benchmark and peer group. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it underperformed its benchmark index over the year-to-date, 1-year and 5-year periods but outperformed its benchmark index over the 3-year period and its peer group average across all periods. The Adviser noted that stock selection within the

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
technology sector was the main driver of the Portfolio’s outperformance. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average while its net expense ratio was slightly below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.
ON Janus Henderson Venture Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors noted that the Portfolio outperformed its benchmark index for the 3-year and 5- year periods but underperformed the benchmark for the year-to-date and 1-year periods and underperformed its peer group across all periods shown. The Directors discussed that the benchmark’s concentration in overvalued growth stocks led to the Portfolio’s recent underperformance. The Directors noted that the Portfolio’s advisory fee was slightly below the peer group’s average and its net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.
ON Janus Henderson Enterprise Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors noted that the Portfolio underperformed its benchmark index and peer group median for all periods shown. The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2018 and that performance for the 3-year and 5-year period was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that stock selection in the first half of the year led to the Portfolio’s underperformance, but that such underperformance has since narrowed. The Directors remarked that the Sub-Adviser’s strategy for the Portfolio had outperformed historically and that the strategy’s underperformance this year could be attributed to the market divergence caused by the pandemic. The Directors observed that although the Portfolio’s advisory fee was above its peer group average, its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.
ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year, 3-year and 5-year periods, but it outperformed its peer group and its performance generally was in line with the index when expenses were excluded. The Directed noted that the Portfolio outperformed its peer group across all periods, but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser –BlackRock). The Directors focused on the year-to-date for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors considered that the Portfolio outperformed its benchmark and peer group in the year-to-date period. The Board noted that the Portfolio’s advisory fee was in line with the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall the Board concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and that its advisory fee was reasonable.
ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio outperformed its benchmark index for the year-to-date, 1- and 3- year periods and outperformed its peer group median over all time periods. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was below the peer group average. The Adviser noted that the Portfolio was smaller than most of its peers and that many of its peers were managed by larger fund complexes. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.
ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance generally was in line with the index when expenses were excluded. The Directed noted that the Portfolio outperformed its peer group across all periods, but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index for the year-to-date and 1-year period while outperforming its peer group over the same periods. The Directors considered that the Portfolio’s advisory fee was in line with its peer group’s average and its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-advisor. They observed that the Portfolio underperformed its benchmark index for the year-to-date but outperformed the

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
benchmark over the 1-year period. The Directors noted that the Portfolio underperformed its peer group over both periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and the advisory fee was reasonable.
ON S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that the Portfolio had only been operating as an index fund since December 16, 2016 and therefore did not consider the Portfolio’s performance for the 5-year period. The Directors acknowledged that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year and 3-year periods, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index for the year-to-date and 1-year periods but outperformed the peer group over both periods. The Directors discussed that the Adviser had indicated that comparison to the benchmark could be misleading because the benchmark’s constituents were concentrated in the technology sector which had done well during the pandemic. The Directors noted the Adviser’s view that the peer group provided a more apt comparison to the Portfolio because members of the peer group, like the Portfolio, were diversified. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average and that the Portfolio’s net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving with the change in the Sub-Adviser and the advisory fee was reasonable.
ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors noted that they were considering renewal only of the Advisory Agreement, because the sub-advisory agreement with AllianceBernstein was approved at a meeting of the Board of Directors held on February 12, 2020 and was not required to be renewed at this meeting. The Directors noted that the Portfolio outperformed its benchmark index for all periods shown. The Directors noted that the Portfolio’s performance was in the top quartile of its peer group for all periods shown. The Directors observed that none of the Portfolio’s peers had a risk management overlay but noted that the risk management overlay had contributed positively to the Portfolio’s performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average, but considered the Adviser’s comment that other funds in the peer group do not have risk management overlays and the fee differential is consistent with industry charges for risk management overlay services. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
Fund-of-Funds Portfolios
With respect to each of the fund-of-funds Portfolios, the Directors noted each fund-of-funds Portfolio had shown improvement in performance relative to its benchmark over the most recent quarter ended September 30, 2020, which the Adviser attributed to the strong performance of the equity portion of each fund-of-funds Portfolio. The Board noted the difficulty in assembling a meaningful peer group of funds-of-funds for expense comparison purposes because, while the fund-of-funds Portfolios consist of underlying mutual funds, the funds-of-funds in the peer groups are comprised primarily of exchange traded funds, which have much lower net expense ratios. To correct for this difference, the Adviser presented information comparing the average net expense ratio for each peer group with the expense ratio of each fund- of-funds Portfolio as reported in that Portfolio’s annual report, which does not show fees and expenses of investing in underlying mutual funds.
ON Conservative Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year and 3-year periods, it outperformed the peer group median for the same periods. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Moderately Conservative Model (Adviser – ONI). The Directors noted that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year and 3-year periods, it outperformed the peer group median for the same periods. The Directors observed that the Portfolio’s advisory fee was slightly above the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
ON Balanced Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 3-year period, it outperformed the benchmark index for the year-to-date and 1- year periods and underperformed its peer group median across all periods. The Directors noted that the Portfolio’s advisory fee was above the peer group average and net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Moderate Growth Model (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 3-year period, it outperformed the benchmark index and peer group average for the year-to-date and 1-year periods. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Growth Model (Adviser – ONI). The Directors observed that while the Portfolio slightly underperformed its benchmark index for the 3-year period, it outperformed the benchmark index and peer group average for the year-to-date and 1-year periods. The Directors noted that the Portfolio’s advisory fee was higher than the average of its peer group, and that the net expense ratio as reported in the annual shareholder report was slightly lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Advisory Agreements and, as applicable, the sub-advisory agreements was in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Advisory Agreements and, as applicable, the sub-advisory agreements for the Portfolios.
(2)Expense Disclosure
An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.
As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2020 and held through December 31, 2020.
Actual Expenses
The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.
Portfolio	Beginning Investment Value 7/1/2020	Ending Investment Value 12/31/2020	Expenses Paid During Period* 7/1/2020 – 12/31/2020	Expense Ratio During Period 7/1/2020 – 12/31/2020 (Annualized)
ON Bond	$1,000.00	$1,054.50	$3.05	0.59%
ON BlackRock Balanced Allocation	$1,000.00	$1,158.10	$2.98	0.55%

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
Portfolio	Beginning Investment Value 7/1/2020	Ending Investment Value 12/31/2020	Expenses Paid During Period* 7/1/2020 – 12/31/2020	Expense Ratio During Period 7/1/2020 – 12/31/2020 (Annualized)
ON BlackRock Advantage International Equity	$1,000.00	$1,211.00	$5.11	0.92%
ON Janus Henderson Forty	$1,000.00	$1,255.80	$4.42	0.78%
ON Janus Henderson Venture	$1,000.00	$1,393.80	$5.36	0.89%
ON Janus Henderson Enterprise	$1,000.00	$1,299.10	$5.66	0.98%
ON S&P 500® Index	$1,000.00	$1,219.50	$2.12	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,216.30	$4.12	0.74%
ON Federated High Income Bond	$1,000.00	$1,104.20	$4.39	0.83%
ON Nasdaq-100® Index	$1,000.00	$1,271.10	$2.40	0.42%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,208.80	$3.89	0.70%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,392.60	$5.17	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,300.90	$2.49	0.43%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,236.80	$4.39	0.78%
ON Risk Managed Balanced	$1,000.00	$1,145.70	$5.23	0.97%
ON Federated Core Plus Bond	$1,000.00	$1,028.50	$3.31	0.65%
ON Moderately Conservative Model	$1,000.00	$1,119.30	$2.13	0.40%
ON Balanced Model	$1,000.00	$1,168.20	$2.13	0.39%
ON Moderate Growth Model	$1,000.00	$1,211.50	$2.50	0.45%
ON Growth Model	$1,000.00	$1,251.80	$2.66	0.47%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Portfolio	Beginning Investment Value 7/1/2020	Ending Investment Value 12/31/2020	Expenses Paid During Period* 7/1/2020 – 12/31/2020	Expense Ratio During Period 7/1/2020 – 12/31/2020 (Annualized)
ON Bond	$1,000.00	$1,022.17	$3.00	0.59%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.37	$2.80	0.55%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.51	$4.67	0.92%
ON Janus Henderson Forty	$1,000.00	$1,021.22	$3.96	0.78%
ON Janus Henderson Venture	$1,000.00	$1,020.66	$4.52	0.89%
ON Janus Henderson Enterprise	$1,000.00	$1,020.21	$4.98	0.98%
ON S&P 500® Index	$1,000.00	$1,023.23	$1.93	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.42	$3.76	0.74%
ON Federated High Income Bond	$1,000.00	$1,020.96	$4.22	0.83%
ON Nasdaq-100® Index	$1,000.00	$1,023.03	$2.14	0.42%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.62	$3.56	0.70%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.81	$4.37	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,022.97	$2.19	0.43%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,021.22	$3.96	0.78%
ON Risk Managed Balanced	$1,000.00	$1,020.26	$4.93	0.97%
ON Federated Core Plus Bond	$1,000.00	$1,021.87	$3.30	0.65%
ON Moderately Conservative Model	$1,000.00	$1,023.13	$2.03	0.40%
ON Balanced Model	$1,000.00	$1,023.18	$1.98	0.39%
ON Moderate Growth Model	$1,000.00	$1,022.87	$2.29	0.45%
ON Growth Model	$1,000.00	$1,022.77	$2.39	0.47%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
(184 days) divided by the number of days in the fiscal year (366 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
(3)Other Federal Tax Information
For corporate shareholders, the percentages of the total ordinary income dividends paid in 2020 that qualify for the corporate dividends received deduction are as follows:
ON Bond	0.00%
ON BlackRock Balanced Allocation	36.61%
ON BlackRock Advantage International Equity	0.00%
ON Janus Henderson Forty	41.69%
ON Janus Henderson Venture	100.00%
ON Janus Henderson Enterprise	34.66%
ON S&P 500® Index	100.00%
ON BlackRock Advantage Large Cap Value	64.21%
ON Federated High Income Bond	0.00%
ON Nasdaq-100® Index	100.00%
ON BlackRock Advantage Large Cap Core	100.00%
ON BlackRock Advantage Small Cap Growth	100.00%
ON S&P MidCap 400® Index	100.00%
ON BlackRock Advantage Large Cap Growth	36.35%
ON Risk Managed Balanced	18.14%
ON Federated Core Plus Bond	0.00%
ON Moderately Conservative Model	12.60%
ON Balanced Model	22.87%
ON Moderate Growth Model	68.57%
ON Growth Model	100.00%
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2020:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
ON BlackRock Advantage International Equity	$1,148,848	$0.0354	100.00%
ON Moderately Conservative Model	$ 44,000	$0.0018	6.44%
ON Balanced Model	$ 456,915	$0.0053	16.08%
ON Moderate Growth Model	$ 910,539	$0.0062	26.35%
ON Growth Model	$ 275,900	$0.0088	33.69%
Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.
(4)Special Meeting of Shareholders
In a meeting held February 12, 2020, the Board approved a proxy solicitation for the purpose of the election of three nominated Directors. As a result, a proxy statement and voting instructions were distributed to all owners of variable contracts having contract value allocated to investments in the Fund's Portfolios as of April 28, 2020.
On June 22, 2020, a special meeting of shareholders was held to elect the three Directors to the Board. The election of the three Directors, each for an indefinite term, was approved upon review of the tabulation of voting results of the shareholders, which were cast in accordance with instruction received from the owners of variable contracts.
Votes were cast as follows:
	Election of Director - Christopher A. Carlson		Election of Director - Lawrence L. Grypp		Election of Director - Geoffrey Keenan
Shares voted for	420,411,800	77.6%	419,209,687	77.3%	420,884,759	77.6%
Shares voted against	10,109,627	1.9%	11,311,740	2.1%	9,636,668	1.8%
Shares abstaining	111,404,487	20.5%	111,404,487	20.6%	111,404,487	20.6%
Shares not voted	184,646	0.0%	184,646	0.0%	184,646	0.0%
Total shares on record date	542,110,560	100.0%	542,110,560	100.0%	542,110,560	100.0%

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	December 31, 2020 (Unaudited)
(5)Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the SEC adopted Rule 22e-4 under the 40 Act, the Investment Company Liquidity Risk Management Programs Rule. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Board approved the Fund’s LRMP at its regular board meeting on August 17, 2018, including the appointment of the Fund’s adviser, ONI, as the administrator of the LRMP. At the Board’s regular meeting on November 12, 2020, ONI provided a report to the Board on the operation and effectiveness of the LRMP during the one-year period ending on September 30, 2020. ONI manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, ONI has contracted with a third party provider of liquidity monitoring services. ONI supplies this provider with portfolio-level data and certain assumptions as to reasonably anticipated trading sizes and significant price impacts, which it then uses to determine preliminary classifications. Once these preliminary classifications are received by ONI, ONI personnel review the information and compare it to classifications provided by Fund sub-advisers in determining final classifications.
The LRMP effectively managed the Fund’s liquidity risks throughout the period. During this period, no Portfolio held less than 96% of its total net assets in highly liquid investments. Because every Portfolio consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any portfolio, and all were well under their illiquid investment limitations. Additionally, no events that would require the filing of From N-LIQUID occurred.
(6)Other Disclosures
The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC's website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

Ohio National Fund, Inc.
Information about Directors and Officers	December 31, 2020 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors
George M. Vredeveld One Financial Way Cincinnati, Ohio	78	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	20	Professor Emeritus, Finance: University of Cincinnati (January 2014 - Present); Honorary Consul; Republic of Bulgaria (2019 - Present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).
Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	66	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	20	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - Present); Director: ALLETE, Inc.
Geoffrey Keenan One Financial Way Cincinnati, Ohio	62	Chairman and Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	20	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).
Lawrence L. Grypp One Financial Way Cincinnati, Ohio	72	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	20	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).
Interested Director
Christopher A. Carlson One Financial Way Cincinnati, Ohio	61	Director	Indefinite; Since July 2020	20	President/Vice Chairman and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).
Officers
Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	61	President	Indefinite; Since March 2017		Senior Vice President and Chief of Investment Strategies: ONLIC (December 2020 - Present); Senior Vice President and Chief Product Officer: ONLIC (September 2018 - December 2020); President: NSLAC (May 2016 - Present); Senior Vice President and Head of Annuities SBU: ONLIC (January 2016 - September 2018).
Paul J. Gerard One Financial Way Cincinnati, Ohio	61	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - Present).
R. Todd Brockman One Financial Way Cincinnati, Ohio	52	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ONLIC and NSLA (February 2014 - Present); Treasurer: ONI.

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	December 31, 2020 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Kimberly A. Plante One Financial Way Cincinnati, Ohio	46	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - Present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Senior Associate Counsel: ONLIC (January 2011 - January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.
Keith Dwyer One Financial Way Cincinnati, Ohio	48	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 - Present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management ("FCM") (August 2016 - December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC ("Suffolk") (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).
Daniel P. Leming One Financial Way Cincinnati, Ohio	35	Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ONLIC (December 2020 - Present); Director, Fund Operations and Analysis: ONLIC (July 2018 - December 2020); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

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Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201
Form 1320 Rev. 2-21

(b) Not applicable.

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, uponrequest, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.
Audits of the Portfolios:

Fiscal year ended December 31, 2020:	$307,500
Fiscal year ended December 31, 2019:	$340,089

(b)	Audit-Related Fees.
Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:

Fiscal year ended December 31, 2020:	$13,000
Fiscal year ended December 31, 2019:	$8,000

(c)	Tax Fees.

Fiscal year ended December 31, 2020:	$122,328
Fiscal year ended December 31, 2019:	$153,850

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2020 and 2019, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not Applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not Applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
March 1, 2021

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 1, 2021